UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

April 30, 2019 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Equity Fund Wilmington International Fund Alternatives Fund Wilmington Global Alpha Equities Fund Asset Allocation Funds Wilmington Real Asset Fund Wilmington Diversified Income Fund Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211. You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary. FUNDS

Wilmington International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”)

Wilmington Diversified Income Fund (“Diversified Income Fund”)

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    i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2018, through April 30, 2019. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The past year saw the U.S. economy continued to display solid growth, on pace for the longest economic expansion on record. A combination of tax cuts and fiscal spending buoyed the U.S. economy through 2018, with the U.S. posting Gross Domestic Product (“GDP”) growth of 2.9% (seasonally adjusted) in 2018. Beginning in December, we began to experience some hiccups in the economic data due to a confluence of factors: a sharp equity market selloff, a prolonged government shutdown, and weather-related seasonality issues. However, after accounting for these circumstances, it appears the U.S. economy remained on solid footing through the beginning of 2019, with first-quarter GDP growth clocking in at 3.2%. The U.S. labor market grew by an average 219,000 jobs per month over the fiscal year, defying expectations for a slowing of the labor market at this point in the cycle. Inflation, as measured by the Core Consumer Price Index1 on a year-over-year basis, has decelerated since July, as a combination of slowing growth, easing commodity price pressures, and transitory factors weighed on prices. After raising the federal funds rate three times between June and December, the Federal Reserve (the “Fed”) has shifted to a more patient stance alongside disinflation and global risks, including trade.

Outside of the U.S., the economic picture was weaker, and this contributed to a strengthening of the U.S. dollar. After efforts by Chinese policymakers to reign in leverage and excessive credit growth in 2018, the Chinese economy spent most of the year in slowing mode. This weighed on emerging and developed economies more exposed to trade and exports. In Europe and Japan, in particular, a number of region-specific issues (including weather, auto regulations, and protests) also detracted from growth. Chinese policymakers have taken several measured steps to stabilize the economy, and as of April 2019, it appeared some of these measures were beginning to make their way into the economy. European economic data was also showing tepid signs of improvement.

Bond markets

The past year resulted in solid returns from the bond market. To the surprise of many market forecasters, interest rates fell over the course of the year, with the 10-year Treasury yield declining from 3% to as low as 2.36% mid-March and finishing the fiscal year around 2.5%. Long interest rates were dragged lower by a combination of muted inflation and disappointing growth abroad, as the German 10-year bund (i.e., bond) moved back into negative territory in March. This contributed to a dramatic flattening of the U.S. yield curve, with the 10-year minus 3-month portion of the Treasury yield curve inverting in March 2019, sparking a fresh round of concerns about a U.S. recession.

Despite some modest widening of credit spreads, high-yield bonds delivered solid returns in excess of Treasuries and corporate bonds. Default rates remained low, and risk appetite over the course of the year supported returns for the asset class.

For the 12-month period May 1, 2018 to April 30, 2019, certain Bloomberg indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
4.77%	5.29%	6.38%	6.16%	6.74%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

ii

Equity markets

The past year has reflected a tale of two equity markets, with U.S. equities enjoying robust returns, while international developed and emerging markets equities faltered alongside slower growth. U.S. equities climbed to new highs through most of 2018 before hitting the brakes in the fourth quarter as a trifecta of concerns—slowing growth, the Fed rate hikes, and tariffs—led to the sharpest pullback for the S&P 500 since 2011. After declining nearly -20%, the S&P 500 bounced sharply on trade optimism and the Fed pledging to remain on hold. The S&P 500 once again reached new highs on April 30, 2019. U.S. small cap exhibited a sharper fourth-quarter pullback and had not yet recovered to new highs.

International equities suffered from the aforementioned growth dynamics, as well as a stronger U.S. dollar (which weakens returns for overseas equities after converting back into U.S. dollar terms). While international developed and emerging markets equities rebounded in 2019 (slightly trailing U.S. equities), it was not enough to overcome disappointing 2018 performance.

For the 12-month period May 1, 2018 to April 30, 2019, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.49%	4.61%	-3.22%	-5.04%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk and protect your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 24, 2019

April 30, 2019 (unaudited) / PRESIDENT’S MESSAGE

    iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1. The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington International Fund (the “Fund”) had a total return of -4.07%* for Class A Shares and -3.91%* for Class I Shares, versus its benchmark, the MSCI –All Country World ex-US Index (Net, USD) ( MSCI ACW I ex-US)** which had a total return of -3.23%. The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure developed and emerging market equity performance, excluding the United States.

International equity markets fell during the first eight months of the fiscal year and recovered during the subsequent four months. During the market drop, the Fund returned -14.94% versus -14.53% for its benchmark. During the market recovery, the Fund returned 14.36% versus 13.22% for its benchmark.

For the full fiscal year, the Schroder Asian Opportunities strategy outperformed its MSCI Asia ex-Japan benchmark, 4.67% versus -4.09%. It outperformed during the first eight months, -12.32% versus -15.54%, as well as during the last four months, 19.37% versus 13.55%. The strategy’s portfolio management team is based mainly in Hong Kong.

For the full fiscal year, the Nikko Japan Active Value strategy outperformed its TOPIX benchmark, -9.17% versus -9.19%. It under-performed in the first eight months, -16.65% versus -16.06%, but outperformed in the subsequent four months, 8.99% versus 8.19%. The strategy’s portfolio management team is based in Tokyo.

In Europe, the Fund utilizes four complementary strategies. For the fiscal year, Allianz Europe Equity Growth Select produced the highest absolute return of the four European strategies, 0.24%. However, it underperformed its own S&P Europe Large Growth benchmark, which returned 1.56%. This strategy underperformed in the first eight months, -17.42% versus -12.86%, but outperformed during the last four months, 21.38% versus 16.55%. The strategy’s portfolio management team is based in Frankfurt.

For the fiscal year, AXA Framlington Europe Small Cap produced the second best absolute return of the four European strategies, -0.29%. It outperformed its own STOXX Europe 200 benchmark, which returned -3.44%. This strategy outperformed both during the first eight months, -15.74% versus -17.04%, and in the subsequent four months, 18.33% versus 16.61%. The strategy’s portfolio management team is based in Paris.

Allianz High Dividend Europe produced an absolute return of -7.17% for the full fiscal year, outperforming its MSCI Europe Value benchmark, which returned -7.30%. The strategy outperformed during the first eight months, -17.15% versus -17.35%. It slightly underper-formed during the subsequent four months, 12.05% versus 12.15%. The strategy’s portfolio management team is based in Frankfurt.

Berenberg European Equity Selection produced an absolute return of -10.58% for the full fiscal year, underperforming its EURO STOXX 50 benchmark, which returned -5.28%. The strategy outperformed during the first eight months, -17.10% versus -18.22%. However, it underperformed in the subsequent four months, 7.86% versus 15.83%. The strategy’s portfolio management team is based in Hamburg.

During the full fiscal year, pure stock selection (removing the influences of industry, style, country, currency) was the primary contributor to the portfolio’s positive excess return. Industry allocations contributed, particularly the over-weight to technology and underweights to financials, energy, and materials. Style factors were a large detractor, particularly the portfolio’s underweights to size and to dividend yield. The combination of country and currency factors detracted, due to portfolio’s over-weights to the Euro Area and Japan, and under-weights to Brazil, Australia, and Canada.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -9.34%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI Asia ex Japan Index captures large and mid-cap representation across 2 of 3 Developed Markets (DM) countries (excluding Japan) and 9 Emerging Markets (EM) countries in Asia.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

The S&P Europe Large Cap Growth is designed to measure large-cap constituents of the S&P Europe Broad Market Index.

The STOXX Europe Small 200 Index is a fixed component index designed to provide a representation of small capitalization companies in Europe.

The MSCI Europe Value Index captures large and mid-cap securities exhibiting overall value style characteristics across the 15 Developed Markets (DM) countries in Europe.

The Euro STOXX 50 Index is a market capitalization weighted stock index of 50 large, blue-chip European companies operating within Eurozone nations. Components are selected from the Euro STOXX Index which includes large-, mid- and small-cap stocks in the Eurozone.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2019 (unaudited) / ANNUAL REPORT

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington International Fund from April 30, 2009 to April 30, 2019, compared to the MSCI ACWI ex-US Net Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -9.34%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	-9.34%	1.94%	6.85%

Class I^	-3.91%	3.25%	7.64%

MSCI ACWI ex-US Net Index[2]	-3.23%	2.83%	7.75%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.50% and 1.00%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.25% and 0.87%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2019 (unaudited)

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of 3.87%* for Class A Shares and 4.18%* for Class I Shares, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of -3.97%. The Fund also substantially outperformed its Morningstar peer group, which returned 1.84%.

During the fiscal year that ended April 30, 2019, the Fund had strong risk-adjusted performance and met its objective of providing downside protected, hedged equity exposure.

The Fund outperformed both its benchmark and its peers, with substantially less risk. The Fund had an annualized standard deviation of 6.0%, notably less than both the peer average of 8.8% and the benchmark’s of 7.7%. Additionally, the Fund had a maximum peak to trough drawdown during the period of only 6.3% versus 11.3% for the peer group and over 17% for the MSCIACWI. The outperformance was concentrated during the volatile fourth quarter of 2018 where the Fund lost slightly over 4%, which was less than half the loss experienced by peers or the benchmark.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen and hedged with market futures by Wellington’s Investment Strategy and Risk Team.

For the year, the long only equity strategies significantly outperformed Global Equities as represented by the MSCI ACWI Index. The Fund was helped by stock selection, though it was hurt considerably by sector selection, where the Fund was underweight tech. Country selection was a wash, as the Fund was helped by its underweight to emerging markets, but hurt by its overweight to Japan.

From an underlying strategy perspective four Portfolio Managers (“PM”) outperformed significantly, two managers underperformed and the rest were roughly in-line with their benchmarks. The top performer was a manager who focused on high quality companies with an overweight to U.S. markets. The poorest performer was an international value manager – a style that was very out of favor. The second poorest performer was a Japanese Value manager, who actually outperformed Japanese markets, but still detracted from Fund performance.

The Fund uses equity index futures to reduce the Fund’s net long exposure to the global equity market. The use of equity index futures detracted from absolute performance for the year but allowed the Fund to maintain its beta and volatility profile and was instrumental in the Fund’s strong down market outperformance.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.84%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Fund Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

The MSCI All Country World Index (Net, USD) (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Standard deviation indicates the percentage by which a portfolio’s performance has varied from its average performance in any given month during the period indicated. The higher the standard deviation, the greater the range of performance, indicating greater volatility.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful.Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisors, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisors are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisors making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, and Collaterized Mortgage Obligations (“CMO”). Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

Acollateralized mortgage obligation (CMO) refers to a type of mortgage-backed security that contains a pool of mortgages bundled together and sold as an investment.

April 30, 2019 (unaudited) / ANNUAL REPORT

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Global Alpha Equities Fund from January 12, 2012 (start of performance) to April 30, 2019 compared to the HFRX Equity Hedge Fund Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.84%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19
			Start of Performance
	1 Year	5 Year	(1/12/2012)

Class A^	-1.84%	1.13%	2.06%

Class I^	4.18%	2.55%	3.11%

HFRX Equity Hedge Fund Index[2]	-3.97%	1.09%	2.68%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.47% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 2.22% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2019 (unaudited)

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Real Asset Fund (the “Fund”) had a total return of 2.05%* for Class A Shares and 2.29%* for Class I Shares, versus its benchmark, the S&P Developed Property Index**, and the Real Asset Blended Index, which had total returns of 7.79% and 3.51%, respectively.

The Real Asset Blended Index is currently a mix of 60% S&P Developed Property Index, 20% Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (“Bloomberg Barclays U.S. TIPS Index”)***, and 20% Bloomberg Commodity Index (Total Return)****. Prior to October 1, 2018, the Real Asset Blended Index consisted of 50% Bloomberg Barclays U.S. TIPS Index, 35% S&P Developed Property Index, and 15% Bloomberg Commodity Index (Total Return). During the fiscal year, the Fund’s relative underperformance was due to geography exposure within the Real Estate allocation.

U.S. inflation-linked bond (“ILB”) markets posted positive returns for the fiscal year as real yields fell, specifically in the belly of the curve. ILB’s trailed nominal bonds, however, as inflation expectations declined across most maturities, excepting very near term inflation which was impacted by tariffs. The Fund’s TIPS exposure outperformed the index, helped by duration positioning as well as some spread trades in other bond sectors.

Global real estate securities, as measured by the S&P Developed Property Index, were up high-single digits for the year, with significant dispersion by geography. The U.S. outperformed international markets by over 18%, as U.S. risk assets broadly outperformed, and the strong U.S. dollar further hurt international markets. This geographic dispersion led the Fund Real Estate allocation to significantly underperform, as the Fund is roughly 75% international while the index is only 50% international.

Commodities fell during the fiscal year, with all major categories seeing declines, led by agriculture which was impacted by tariffs, particularly in soybeans. Despite remarkable volatility in oil, as Brent saw a peak to trough drawdown of nearly 40%, energy ended the year roughly where it began. The Fund outperformed the Bloomberg Commodity Index, due to its exposure to MLP’s and other commodity related equities.

The Fund uses derivatives, which include interest rate/inflation options, interest rate futures, interest rate/inflation swaps, and credit default swaps, to seek to enhance returns of the Fund and to potentially hedge (or protect) against adverse movements in interest rates and movements in the bond markets During the fiscal year, the Fund’s use of derivatives had a positive impact on the relative performance of the Fund’s exposure to inflation protected securities versus the asset class benchmark.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -3.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

**** Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2019 (unaudited) / ANNUAL REPORT

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Real Asset Fund from April 30, 2009 to April 30, 2019 compared to the S&P Developed Property Index2, the Bloomberg Barclays U.S. TIPS Index2, and the Real Asset Blended Index3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -3.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19
	1 Year	5 Years	10 Years

Class A^	-3.55%	0.60%	4.43%

Class I^	2.29%	1.99%	5.29%

Bloomberg Barclays U.S. TIPS Index[2]	3.11%	1.74%	3.64%

S&P Developed Property Index[2]	7.79%	5.63%	11.98%

Real Asset Blended Index[3]	3.51%	2.67%	6.54%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.45% and 1.09%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.20% and 0.84%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Developed Property Index and the Bloomberg Barclays U.S. TIPS Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

3

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 60% S&P Developed Property Index, 20% Bloomberg Barclays U.S. TIPS Index, and 20% Bloomberg Commodity Index (Total Return).

ANNUAL REPORT / April 30, 2019 (unaudited)

WILMINGTON DIVERSIFIED INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Diversified Income Fund (the “Fund”) had a total return of 4.66%* for Class A Shares and 4.82%* for Class I Shares, versus its benchmarks, the Russell 1000® Value Index**, Barclays US Aggregate Bond Index**, and the Diversified Blended Index**, which had total returns of 9.06%, 5.29%, and 5.39% respectively.

The Wilmington Diversified Income Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund is diversified across asset classes and geographies, with a philosophy that focuses on strategic positioning, minimizing tactical allocation shifts, and restrained turnover.

The fiscal year began with firm U.S. equity markets. Domestic companies reaped the benefits of tax reform, resulting in impressive earnings growth. Job growth remained strong in an environment of still low, but rising interest rates. The international picture was less rosy, with growth still challenged in Europe, resulting in an MSCI EAFE Index total return that was negative throughout the year. The complexion of the U.S. market was noteworthy, with a narrow set of high-growth mega cap companies leading the advance through most of the year.

End of cycle concerns were evident throughout the year, but reached a climax when the Federal Reserve raised rates in December. The market, interpreting the rate move as a policy error, sold off sharply, pushing major equity benchmarks into negative territory for the calendar year. January marked a sharp turnaround, as the Federal Reserve signaled an end to rate hikes, igniting a strong rally in the U.S. markets. The market’s strength continued through the end of the Fund’s fiscal year, as corporate earnings reports were generally better than expected.

Against this backdrop of sharply gyrating markets, the Fund posted attractive absolute returns while also delivering an attractive yield, but trailed the Diversified Blended Index for the full year. The shortfall in relative performance was concentrated in the period surrounding the market’s rally in the first quarter of 2019. With the Federal Reserve signaling an end to rate hikes, the market rally favored growth stocks and generally lower quality companies over higher yielding and higher quality companies, a headwind for the Enhanced Dividend Income Strategy (EDIS), the single largest component of the Fund.

A bright spot for relative performance came from the iShares International Select Dividend ETF (IDV), which outperformed the MSCI EAFE component of the Diversified Blended Index for the fiscal year. As mentioned earlier, developed international markets struggled during the fiscal year, and IDV’s higher yield provided a defensive cushion during a difficult period for the overseas markets.

With regard to the outlook, the issue of tariffs and trade wars has recently resurfaced, returning volatility to the markets. The prospects of a trade deal with China, once thought to be close at hand, have been spoiled as China reversed course on several agreements in an 11th hour move that precipitated a new and much larger round of tariffs from both sides. While the outcome remains uncertain, we take comfort in the idea that the defensive characteristics of the

Diversified Income Fund offer the prospect of a sturdy backstop in volatile markets.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.10%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays US Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays US Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays US Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-US Select Real Estate Securities Index; 2.5% S&P US REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index.

The Bloomberg Barclays US Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million.

The Dow Jones Global ex-US Select Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in developed and emerging countries excluding the United States.

The S&P US REIT Index measures the investable U.S. real estate investment trust market and maintains a constituency that reflects the market’s overall composition.

The Ibbotson Associates SBBI 30 Day T-Bill Total Return Index is an index that reflects U.S. Treasury bill returns. Data from the Wall Street Journal are used for 1977-present; the CRSP U.S. Government Bond File is the source from 1926 to 1976. Each month a one bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2019 (unaudited) / ANNUAL REPORT

WILMINGTON DIVERSIFIED INCOME FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Diversified Income Fund from April 30, 2009 to April 30, 2019 and June 11, 2010 (start of performance) to April 30, 2019, respectively, compared to the Russell 1000® Value Index2, the Bloomberg Barclays U.S. Aggregate Bond Index2 and the Diversified Blended Index2,3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -1.10%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19
	1 Year	5 Years	10 Years

Class A^	-1.10%	3.41%	6.94%

Class I^	4.82%	4.83%	6.51%[4]

Russell 1000® Value Index[2]	9.06%	8.27%	13.76%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	5.29%	2.57%	3.72%

Diversified Blended Index[2,3]	5.39%	5.06%	9.27%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.88% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.63% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Russell 1000® Value Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Diversified Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

3

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE Index; 7.0% Bloomberg Barclays

ANNUAL REPORT / April 30, 2019 (unaudited)

U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S T-Bill Index.

4	Represents the average total return for Class I Shares from June 11, 2010 (start of performance) to April 30, 2019.

April 30, 2019 (unaudited) / ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2019.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,087.90	$5.07	0.98%

Class I	$1,000.00	$1,089.20	$4.40	0.85%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,019.93	$4.91	0.98%

Class I	$1,000.00	$1,020.58	$4.26	0.85%

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Actual

Class A	$1,000.00	$1,051.20	$7.58	1.49%

Class I	$1,000.00	$1,052.20	$6.31	1.24%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,017.41	$7.45	1.49%

Class I	$1,000.00	$1,018.65	$6.21	1.24%

WILMINGTON REAL ASSET FUND

Actual

Class A	$1,000.00	$1,081.20	$4.95	0.96%

Class I	$1,000.00	$1,081.70	$3.66	0.71%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.03	$4.81	0.96%

Class I	$1,000.00	$1,021.27	$3.56	0.71%

ANNUAL REPORT / April 30, 2019 (unaudited)

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON DIVERSIFIED INCOME FUND

Actual

Class A	$1,000.00	$1,063.70	$3.02	0.59%

Class I	$1,000.00	$1,064.00	$1.74	0.34%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.87	$2.96	0.59%
Class I	$1,000.00	$1,023.11	$1.71	0.34%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2019 (unaudited) / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2019, the Fund’s sector classifications and country allocations were as follows (unaudited):

Percentage of
Common Stocks	Total Net Assets
Financials	19.1%
Industrials	13.8%
Consumer Discretionary	12.9%
Information Technology	11.5%
Communication Services	7.5%
Health Care	6.7%
Consumer Staples	5.7%
Materials	4.5%
Energy	4.1%
Real Estate	3.7%
Utilities	3.1%
Chemicals	0.5%
Warrants	1.2%
Investment Companies	0.9%
Preferred Stock	0.0%[3]
Cash Equivalents[1]	10.7%
Other Assets and Liabilities – Net[2]	(5.9)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

Country Allocation	Percentage of Total Net Assets
Common Stocks
Japan	18.2%
France	9.8%
United Kingdom	8.7%
Germany	8.7%
Cayman Islands	6.2%
Hong Kong	5.3%
Italy	3.6%
Netherlands	3.3%
Taiwan	2.9%
Sweden	2.8%
China	2.6%
South Korea	2.5%
Spain	2.3%
Switzerland	2.3%
Ireland	2.3%
India	1.7%
Denmark	1.6%
Belgium	1.6%
Norway	1.5%
All other countries less than 1.0%	5.2%
Warrants	1.2%
Investment Companies	0.9%
Preferred Stock	0.0%[3]
Cash Equivalents[1]	10.7%
Other Assets and Liabilities – Net[2]	(5.9)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Number of Shares	Value

COMMON STOCKS – 93.1%

AUSTRALIA – 0.6%

Rio Tinto Ltd.	50,326	$3,392,092

AUSTRIA – 0.5%

Erste Group Bank AG	78,984	3,160,641

BELGIUM – 1.6%

Ageas	1,240	65,529

Anheuser-Busch InBev SA/NV	35,100	3,120,653

bpost SA#	12,543	151,006

Colruyt SA	1,920	138,604

KBC Group NV	4,449	330,277

Description	Number of Shares	Value

Proximus SADP	9,660	$270,550

UCB SA	41,850	3,326,205

Xior Student Housing NV#	40,831	1,967,606

TOTAL BELGIUM		$9,370,430

BERMUDA – 1.0%

Hiscox Ltd.	89,427	1,956,012

Hongkong Land Holdings Ltd.	330,100	2,304,726

Johnson Electric Holdings Ltd.	710,608	1,672,928

TOTAL BERMUDA		$5,933,666

BULGARIA – 0.0%**

Petrol AD*	2,384	1,025

ANNUAL REPORT / April 30, 2019

13    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

CAYMAN ISLANDS – 6.2%

Alibaba Group Holding Ltd. ADR*	50,229	$9,320,996

ASM Pacific Technology Ltd.	159,500	1,850,045

China Resources Medical Holdings Co. Ltd.	21,000	15,266

Haitian International Holdings Ltd.	454,000	1,138,451

Huazhu Group Ltd. ADR	52,850	2,240,840

NetEase, Inc. ADR	5,052	1,437,446

New Oriental Education & Technology Group, Inc. ADR*	39,953	3,813,913

Sands China Ltd.	581,200	3,199,019

Shenzhou International Group Holdings Ltd.	148,000	1,989,242

Tencent Holdings Ltd.	222,000	10,941,861

TOTAL CAYMAN ISLANDS		$35,947,079

CHINA – 2.6%

China Mobile Ltd.	240,500	2,294,707

China Pacific Insurance Group Co. Ltd., Class H	1,017,000	4,173,654

China Petroleum & Chemical Corp., Class H	2,426,000	1,864,889

Hollysys Automation Technologies Ltd.	73,213	1,532,348

Ping An Insurance Group Co. of China Ltd., Class H#	350,000	4,236,633

Sinopharm Group Co. Ltd., Class H	248,000	974,714

TOTAL CHINA		$15,076,945

DENMARK – 1.6%

Ambu A/S, Class B#	55,700	1,602,581

Coloplast A/S, Class B	17,143	1,851,812

DSV A/S	31,258	2,896,612

Novo Nordisk A/S, Class B	61,117	2,994,400

Topdanmark A/S	1,440	77,695

Tryg A/S	2,730	83,551

TOTAL DENMARK		$9,506,651

FINLAND – 0.7%

DNA OYJ#	93,531	2,228,330

Fortum OYJ	11,807	250,433

Kesko OYJ, Class B	3,629	188,708

Neste OYJ	7,110	235,005

Sampo OYJ, Class A	9,810	449,183

UPM-Kymmene OYJ	15,708	443,514

Valmet OYJ	6,984	192,389

TOTAL FINLAND		$3,987,562

FRANCE – 9.8%

AXA SA#	48,198	1,285,279

BNP Paribas SA	25,924	1,380,020

Bouygues SA#	7,604	286,234

Carrefour SA	167,500	3,264,594

Casino Guichard Perrachon SA#	3,828	156,737

Description	Number of Shares	Value

Cie de Saint-Gobain	12,770	$523,571

Cie Generale des Etablissements Michelin

SCA	1,230	159,053

CNP Assurances#	10,256	242,255

Credit Agricole SA	24,533	336,890

Dassault Systemes SA	8,410	1,331,837

Devoteam SA	10,166	1,191,841

Edenred	76,276	3,596,256

Elior Group SA#	133,538	1,849,798

Engie SA	26,096	387,331

Eurazeo SE	39,067	3,066,177

Hermes International	340	239,213

ID Logistics Group*	7,864	1,405,504

Ingenico Group SA	5,445	459,561

Legrand SA	5,044	371,002

L’Oreal SA#	5,595	1,538,925

LVMH Moet Hennessy Louis Vuitton SA#	14,235	5,588,928

Orange SA	244,356	3,818,945

Renault SA	4,864	331,854

Sanofi#	59,295	5,173,468

Sartorius Stedim Biotech	10,006	1,359,068

SCOR SE#	38,314	1,564,159

Societe BIC SA	920	79,255

Societe Generale SA	23,423	742,781

SPIE SA	64,246	1,240,298

Thales SA	25,400	3,034,739

TOTAL SA	43,013	2,391,134

Veolia Environnement SA	131,800	3,117,406

Vinci SA#	33,603	3,393,790

Virbac SA*	7,574	1,349,158

TOTAL FRANCE		$56,257,061

GERMANY – 8.7%

Aareal Bank AG	1,376	48,130

AIXTRON SE#, *	81,934	948,627

Allianz SE	13,100	3,166,468

alstria Office REIT AG	103,828	1,630,178

AURELIUS Equity Opportunities SE & Co.

KGaA#	28,845	1,436,761

BASF SE	18,010	1,470,359

Bayer AG	19,650	1,307,415

Bayerische Motoren Werke AG	9,538	813,675

Covestro AG	7,549	414,801

Daimler AG	15,675	1,028,848

Deutsche Lufthansa AG	9,293	224,833

Deutsche Post AG	5,620	195,354

Deutsche Telekom AG	215,226	3,606,105

Deutsche Wohnen SE	68,200	3,072,112

Evotec SE*	51,557	1,286,827

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    14

Wilmington International Fund (continued)

Description	Number of Shares	Value

Fielmann AG	32,235	$2,291,892

Freenet AG	4,302	101,077

Fresenius SE & Co. KGaA	33,751	1,919,254

Hannover Rueck SE	1,560	235,576

HUGO BOSS AG	26,136	1,826,238

Infineon Technologies AG	132,939	3,151,409

Jenoptik AG	46,823	1,853,201

METRO AG	7,800	132,534

Muenchener Rueckversicherungs AG	12,600	3,135,572

Nemetschek SE	5,727	1,059,500

RWE AG	122,300	3,137,011

SAP SE	37,044	4,775,296

Scout24 AG	211	10,883

Telefonica Deutschland Holding AG	24,345	79,057

TLG Immobilien AG	2,563	75,508

TUI AG	13,976	156,185

Wirecard AG#	6,863	1,036,779

XING SE	8,830	3,286,137

Zalando SE*	25,604	1,206,631

TOTAL GERMANY		$50,120,233

HONG KONG – 5.3%

AIA Group Ltd.	783,800	8,025,670

BOC Hong Kong Holdings Ltd.	700,500	3,139,788

CNOOC Ltd.	1,866,000	3,389,280

Jardine Matheson Holdings Ltd.	59,200	3,897,141

Sun Hung Kai Properties Ltd.	180,500	3,115,131

Swire Properties Ltd.	972,000	3,955,374

Techtronic Industries Co. Ltd.	654,000	4,732,671

TOTAL HONG KONG		$30,255,055

INDIA – 1.7%

HDFC Bank Ltd. ADR	61,691	7,072,873

Infosys Ltd. ADR	243,047	2,615,186

TOTAL INDIA		$9,688,059

IRELAND – 2.3%

DCC PLC	29,289	2,621,672

Glanbia PLC	101,269	1,862,496

Kerry Group PLC, Class A	15,076	1,688,649

Kingspan Group PLC	76,229	4,007,680

Ryanair Holdings PLC ADR*	15,064	1,169,569

UDG Healthcare PLC	203,518	1,747,190

TOTAL IRELAND		$13,097,256

ITALY – 3.6%

Assicurazioni Generali SpA	194,967	3,782,772

Atlantia SpA	121,400	3,314,321

Enel SpA	655,869	4,153,086

Description	Number of Shares	Value

Eni SpA	244,105	$4,159,845

FinecoBank Banca Fineco SpA	198,188	2,610,528

Intesa Sanpaolo SpA	217,138	568,907

Italgas SpA	14,936	93,298

Poste Italiane SpA	14,720	157,319

Salvatore Ferragamo SpA#	83,087	1,885,071

UnipolSai Assicurazioni SpA#	56,200	154,000

TOTAL ITALY		$20,879,147

JAPAN – 18.2%

ABC-Mart, Inc.	9,100	565,564

Aica Kogyo Co. Ltd.	15,600	541,264

Ajinomoto Co., Inc.	81,500	1,318,631

Alps Alpine Co. Ltd.	11,036	233,398

Anritsu Corp.#	36,800	640,050

Ariake Japan Co. Ltd.	9,600	560,974

Asics Corp.	50,900	627,077

Bandai Namco Holdings, Inc.	11,700	560,908

Chubu Electric Power Co., Inc.	69,700	1,013,545

Daihatsu Diesel Manufacturing Co. Ltd.	61,600	358,987

Dai-ichi Life Holdings, Inc.	103,000	1,486,787

Daikin Industries Ltd.	18,700	2,380,874

Daiwa House Industry Co. Ltd.	31,100	871,718

Daiwa Securities Group, Inc.	52,400	243,913

Denka Co. Ltd.	47,100	1,422,201

Denki Kogyo Co. Ltd.	26,800	785,972

Ebara Corp.	36,600	1,126,433

Electric Power Development Co. Ltd., Class C	33,100	769,424

ESPEC Corp.	21,600	426,745

Fujitsu General Ltd.	35,300	515,470

Hino Motors Ltd.	58,000	549,868

Hitachi Ltd.	49,000	1,629,654

Hitachi Metals Ltd.	61,000	705,088

Honda Motor Co. Ltd.	42,800	1,194,246

Inpex Corp.	130,600	1,270,583

Isetan Mitsukoshi Holdings Ltd.	72,900	694,927

ITOCHU Corp.	87,200	1,573,389

Itochu Techno-Solutions Corp.	41,900	1,029,696

Izumi Co. Ltd.	10,900	476,064

Jafco Co. Ltd.	13,100	495,912

Japan Tobacco, Inc.	51,000	1,178,489

JFE Holdings, Inc.	27,300	469,774

JXTG Holdings, Inc.	121,700	592,094

Komatsu Ltd.	23,200	599,266

K’s Holdings Corp.	100,500	896,466

Macromill, Inc.	21,300	244,291

Megmilk Snow Brand Co. Ltd.	21,200	469,824

ANNUAL REPORT / April 30, 2019

15    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Mirait Holdings Corp.#	37,600	$553,129

Mitsubishi Corp.	39,300	1,082,624

Mitsubishi Electric Corp.	71,900	1,028,884

Mitsubishi UFJ Financial Group, Inc.	434,000	2,153,302

Mitsui Fudosan Co. Ltd.	62,300	1,442,989

Mizuho Financial Group, Inc.	549,200	857,701

Morinaga & Co. Ltd.	5,100	212,918

NEC Networks & System Integration Corp.	38,900	937,109

Nintendo Co. Ltd.	8,800	3,030,859

Nippo Corp.	60,600	1,232,070

Nippon Densetsu Kogyo Co. Ltd.	43,600	940,594

Nippon Steel Corp.	24,300	434,649

Nippon Telegraph & Telephone Corp.	41,900	1,743,393

Nissin Kogyo Co. Ltd.	199,000	2,652,715

Nitori Holdings Co. Ltd.	3,700	441,420

Nitto Denko Corp.	5,700	308,183

NTT Data Corp.	63,600	741,640

NTT DOCOMO, Inc.	35,200	764,389

Olympus Corp.	284,400	3,191,994

ORIX Corp.	54,800	776,288

OSAKA Titanium Technologies Co. Ltd.	49,900	693,156

OSJB Holdings Corp.	297,000	709,611

Otsuka Corp.	46,000	1,809,319

Pacific Industrial Co. Ltd.	49,500	811,691

Pan Pacific International Holdings Corp.	17,400	1,121,330

Parco Co. Ltd.	35,500	341,036

Persol Holdings Co. Ltd.	16,200	305,361

Recruit Holdings Co. Ltd.	58,300	1,755,639

Rengo Co. Ltd.	108,400	956,135

Ryobi Ltd.	15,800	360,458

San-A Co. Ltd.	24,400	957,625

Santen Pharmaceutical Co. Ltd.	129,400	1,976,677

Seibu Holdings, Inc.	30,200	491,610

Seino Holdings Co. Ltd.	116,200	1,581,897

Sekisui Chemical Co. Ltd.	53,000	850,836

Senshu Electric Co. Ltd.#	15,400	357,910

Seven & i Holdings Co. Ltd.	35,000	1,211,256

Shionogi & Co. Ltd.	28,000	1,635,564

Sinko Industries Ltd.	48,000	690,827

SMC Corp.	1,400	584,731

SoftBank Group Corp.	21,900	2,322,087

Sompo Holdings, Inc.	25,500	962,451

Sony Corp.	38,500	1,939,172

Sumitomo Corp.	54,300	778,272

Sumitomo Electric Industries Ltd.	47,100	626,698

Sumitomo Heavy Industries Ltd.	21,300	757,371

Sumitomo Metal Mining Co. Ltd.	27,900	877,563

Sumitomo Mitsui Financial Group, Inc.	48,000	1,744,619

Description	Number of Shares	Value

Sumitomo Warehouse Co Ltd. (The)	51,700	$663,106

Suzuki Motor Corp.	10,000	456,337

T&D Holdings, Inc.	95,900	1,038,702

Taiheiyo Cement Corp.	24,000	773,971

Takeei Corp.	53,500	377,688

Teikoku Electric Manufacturing Co. Ltd.	84,900	865,735

Terumo Corp.	49,900	1,505,915

THK Co. Ltd.	25,900	684,895

Toho Co. Ltd.	17,900	751,698

Tokio Marine Holdings, Inc.	21,900	1,109,570

Tokyu Fudosan Holdings Corp.	239,100	1,348,966

Toray Industries, Inc.	133,800	915,603

Toyo Suisan Kaisha Ltd.	17,700	675,863

Toyobo Co. Ltd.	50,900	664,159

Toyota Motor Corp.	29,700	1,838,741

Trend Micro, Inc.	33,200	1,659,731

Tsurumi Manufacturing Co. Ltd.	37,700	675,692

United Arrows Ltd.	15,300	483,280

West Japan Railway Co.	19,000	1,413,105

Yahoo Japan Corp.	442,900	1,182,308

Yamato Holdings Co. Ltd.	26,700	580,023

Yamato Kogyo Co. Ltd.	24,600	683,018

TOTAL JAPAN		$104,605,424

JERSEY – 0.0%**

Ferguson PLC	2,900	206,381

LUXEMBOURG – 0.4%

APERAM SA	5,130	158,265

ArcelorMittal	10,040	218,432

Aroundtown SA	17,020	138,280

Samsonite International SA*	654,586	1,877,339

TOTAL LUXEMBOURG		$2,392,316

NETHERLANDS – 3.3%

ABN AMRO Group NV#	6,572	154,786

Aegon NV	62,696	327,284

ASM International NV	2,370	161,586

ASML Holding NV#	13,019	2,718,517

ASR Nederland NV	6,047	269,057

BE Semiconductor Industries NV	8,350	240,528

IMCD NV	39,586	3,200,707

ING Groep NV#	23,057	294,209

Koninklijke Ahold Delhaize NV	138,870	3,347,001

Koninklijke Philips NV	10,290	441,893

NN Group NV	89,563	3,908,510

PostNL NV#	18,290	47,444

Unilever NV	34,744	2,102,179

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    16

Wilmington International Fund (continued)

Description	Number of Shares	Value

Wessanen#	125,165	$1,625,012

TOTAL NETHERLANDS		$18,838,713

NORWAY – 1.5%

DNB ASA#	16,720	321,512

Equinor ASA	11,750	261,927

Mowi ASA	16,132	349,992

Salmar ASA	2,561	116,486

Sbanken ASA	284,099	2,796,345

Telenor ASA	14,333	288,120

TGS Nopec Geophysical Co. ASA	39,241	1,026,102

Tomra Systems ASA*	112,331	3,388,866

TOTAL NORWAY		$8,549,350

PHILIPPINES – 0.3%

Ayala Land, Inc.	2,037,400	1,916,814

SINGAPORE – 0.9%

Jardine Cycle & Carriage Ltd.	57,400	1,499,884

Oversea-Chinese Banking Corp. Ltd.	389,806	3,472,488

TOTAL SINGAPORE		$4,972,372

SOUTH AFRICA – 0.0%**

African Phoenix Investments Ltd.*	36,266	1,453

SOUTH KOREA – 2.5%

Mando Corp.	43,027	1,231,824

Samsung Electronics Co. Ltd.	226,421	8,902,246

Samsung Fire & Marine Insurance Co. Ltd.	8,855	2,305,233

SK Materials Co. Ltd.	13,214	1,948,508

TOTAL SOUTH KOREA		$14,387,811

SPAIN – 2.3%

Amadeus IT Group SA	31,657	2,522,967

Banco Bilbao Vizcaya Argentaria SA	101,833	619,234

Banco Santander SA#	245,676	1,245,428

Bankinter SA	208,956	1,670,233

Iberdrola SA	465,580	4,230,925

Industria de Diseno Textil SA#	47,092	1,425,885

Mapfre SA	56,642	170,164

Mediaset Espana Comunicacion SA	22,670	175,809

Repsol SA	49,766	844,467

Telefonica SA	44,499	371,005

TOTAL SPAIN		$13,276,117

SWEDEN – 2.8%

Assa Abloy AB, Class B#	94,412	2,018,299

Atlas Copco AB, Class A#	55,318	1,726,713

Avanza Bank Holding AB#	162,540	1,301,879

Boliden AB#	8,310	247,305

Fabege AB	72,291	1,004,099

Description	Number of Shares	Value

Hemfosa Fastigheter AB	8,497	$70,316

Hexagon AB, Class B	37,738	2,061,711

Hexpol AB	70,235	548,608

ICA Gruppen AB#	4,210	152,337

Investor AB, Class A	1,620	76,952

Peab AB	22,399	204,883

Sandvik AB#	11,340	209,998

Skandinaviska Enskilda Banken AB, Class A	22,751	217,218

SSAB AB, Class B#	34,570	111,482

Sweco AB, Class B	66,838	1,705,884

Swedbank AB, Class A	20,804	339,921

Tele2 AB, Class B	215,171	2,874,587

Trelleborg AB, Class B	60,785	1,005,310

TOTAL SWEDEN		$15,877,502

SWITZERLAND – 2.3%

Adecco Group AG	4,710	270,604

Alcon, Inc.*	3,566	205,361

Chocoladefabriken Lindt & Spruengli AG	124	824,074

Cie Financiere Richemont SA	16,881	1,234,041

Comet Holding AG#,*	12,140	1,206,841

EMS-Chemie Holding AG	180	109,006

Givaudan SA	60	155,358

Novartis AG	17,833	1,461,238

Partners Group Holding AG	2,635	1,987,488

Sika AG	14,355	2,199,503

Straumann Holding AG	1,899	1,534,716

Swiss Life Holding AG*	1,000	470,128

UBS Group AG*	21,940	294,204

VAT Group AG*	2,156	267,969

Zurich Insurance Group AG	2,787	888,406

TOTAL SWITZERLAND		$13,108,937

TAIWAN – 2.9%

Hon Hai Precision Industry Co. Ltd.	523,200	1,472,980

Largan Precision Co. Ltd.	13,000	1,951,593

Merida Industry Co. Ltd.	285,000	1,660,786

Taiwan Semiconductor Manufacturing Co. Ltd.	1,360,000	11,418,604

TOTAL TAIWAN		$16,503,963

THAILAND – 0.5%

Kasikornbank PCL	483,400	2,894,173

UNITED KINGDOM – 8.7%

3i Group PLC	16,320	228,357

Admiral Group PLC	4,640	133,652

Anglo American PLC	21,960	569,857

ASOS PLC#,*	19,249	987,091

AstraZeneca PLC	4,132	307,834

ANNUAL REPORT / April 30, 2019

17    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

Aviva PLC	148,133	$831,935

Barclays PLC	195,730	420,038

Barratt Developments PLC	47,007	369,797

Berkeley Group Holdings PLC (The)	4,297	210,797

BHP Group PLC	27,002	637,372

BP PLC	261,177	1,899,205

British American Tobacco PLC	84,091	3,292,079

BT Group PLC	172,035	513,356

Carnival PLC	1,340	71,040

Centrica PLC	140,790	195,722

Compass Group PLC	75,349	1,714,483

Croda International PLC	36,690	2,485,349

Dignity PLC	150,260	1,396,623

Direct Line Insurance Group PLC	64,318	276,764

easyJet PLC	11,610	175,914

Evraz PLC	25,310	207,835

Galliford Try PLC	12,149	86,119

GlaxoSmithKline PLC	55,800	1,146,314

HSBC Holdings PLC	525,270	4,568,837

Imperial Brands PLC	15,880	505,273

Kier Group PLC#	4,130	20,272

Legal & General Group PLC	239,673	871,580

Linde PLC	17,200	3,103,001

Lloyds Banking Group PLC	1,583,499	1,295,043

National Grid PLC	39,122	428,619

Pagegroup PLC	12,530	88,089

Persimmon PLC	15,471	451,953

Prudential PLC	95,183	2,162,693

Reckitt Benckiser Group PLC	22,625	1,830,511

Rio Tinto PLC	25,956	1,514,251

Royal Dutch Shell PLC, Class A	73,126	2,326,947

Royal Dutch Shell PLC, Class B	55,852	1,802,534

Royal Mail PLC	17,072	56,331

Saga PLC	43,070	33,123

Schroders PLC	3,400	140,716

Serco Group PLC*	1,058,320	1,721,422

Spectris PLC	3,600	129,352

Spirax-Sarco Engineering PLC	5,598	603,564

SSE PLC	28,053	419,747

St James’s Place PLC	241,664	3,546,506

Taylor Wimpey PLC	63,928	151,561

Tullow Oil PLC	555,727	1,629,462

Vodafone Group PLC	606,886	1,125,699

Weir Group PLC (The)	67,115	1,458,739

TOTAL UNITED KINGDOM		$50,143,358

Description	Number of Shares	Value

UNITED STATES – 0.3%

Cognizant Technology Solutions Corp., Class A	23,718	$1,730,465

TOTAL COMMON STOCKS (COST $482,917,942)		$536,078,051

INVESTMENT COMPANIES – 0.9%

iShares MSCI Australia ETF	41,700	907,809

iShares MSCI EAFE Growth ETF#	32,300	2,589,168

iShares S&P/TSX 60 Index ETF#	99,000	1,853,340

TOTAL INVESTMENT COMPANIES (COST $5,410,588)		$5,350,317

PREFERRED STOCK – 0.0%**

GERMANY – 0.0%**

Volkswagen AG 3.96%	332	57,968

TOTAL PREFERRED STOCK (COST $66,640)		$57,968

MONEY MARKET FUND – 3.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	17,737,388	17,737,388

TOTAL MONEY MARKET FUND (COST $17,737,388)		$17,737,388

WARRANTS – 1.2%

SWITZERLAND – 1.2%

China International Travel Service Corp. Ltd., Expire 12/16/19*	82,485	948,429

Hangzhou Hikvision Digital Technology Co. Ltd., Expire 4/09/20*	478,282	2,319,285

Midea Group Co. Ltd., Expire 6/19/19*	285,905	2,222,969

Zhejiang Sanhua Intelligent Controls Co. Ltd., Expire 1/06/20*	578,622	1,365,143

TOTAL WARRANTS (COST $6,440,684)		$6,855,826

TOTAL INVESTMENTS IN SECURITIES – 98.3% (COST $512,573,242)		$566,079,550

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.6%

REPURCHASE AGREEMENTS – 7.6%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $2,178,151, collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $2,221,548.	$2,177,988	$2,177,988

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    18

Wilmington International Fund (continued)

Description	Par Value	Value

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $8,288,433, collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $8,453,551.	$8,287,795	$8,287,795

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $8,288,435, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $8,453,551.	8,287,795	8,287,795

HSBC Securities USA, Inc., 2.76%, dated 4/30/19, due 5/01/19, repurchase price $8,288,430, collateralized by U.S. Government Agency Securities, 3.00% to 5.00%, maturing 3/01/30 to 12/01/48; total market value of $8,453,551.	8,287,795	8,287,795

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $8,288,433, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $8,453,551.	8,287,795	8,287,795

Morgan Stanley & Co., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $8,288,433, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 5/20/19 to 4/20/49; total market value of $8,453,551.	8,287,795	8,287,795

TOTAL REPURCHASE AGREEMENTS (COST $43,616,963)		$43,616,963

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $43,616,963)		$43,616,963

TOTAL INVESTMENTS – 105.9% (COST $556,190,205)		$609,696,513

COLLATERAL FOR SECURITIES ON LOAN – (7.6%)		(43,616,963)

OTHER ASSETS LESS LIABILITIES – 1.7%		9,540,607

TOTAL NET ASSETS – 100.0%		$575,620,157

ANNUAL REPORT / April 30, 2019

19    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Cost of investments for Federal income tax purposes is $559,667,987. The net unrealized appreciation/(depreciation) of investments was $50,028,026. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $76,329,443 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(26,301,417).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Australia	$—	$3,392,092	$—	$3,392,092

Austria	—	3,160,641	—	3,160,641

Belgium	—	9,370,430	—	9,370,430

Bermuda	—	5,933,666	—	5,933,666

Bulgaria	1,025	—	—	1,025

Cayman Islands	16,813,195	19,133,884	—	35,947,079

China	1,532,348	13,544,597	—	15,076,945

Denmark	—	9,506,651	—	9,506,651

Finland	—	3,987,562	—	3,987,562

France	—	56,257,061	—	56,257,061

Germany	—	50,120,233	—	50,120,233

Hong Kong	—	30,255,055	—	30,255,055

India	9,688,059	—	—	9,688,059

Ireland	1,169,569	11,927,687	—	13,097,256

Italy	—	20,879,147	—	20,879,147

Japan	—	104,605,424	—	104,605,424

Jersey	—	206,381	—	206,381

Luxembourg	—	2,392,316	—	2,392,316

Netherlands	—	18,838,713	—	18,838,713

Norway	—	8,549,350	—	8,549,350

Philippines	—	1,916,814	—	1,916,814

Singapore	—	4,972,372	—	4,972,372

South Africa	—	1,453	—	1,453

South Korea	—	14,387,811	—	14,387,811

Spain	—	13,276,117	—	13,276,117

Sweden	—	15,877,502	—	15,877,502

Switzerland	205,361	12,903,576	—	13,108,937

Taiwan	—	16,503,963	—	16,503,963

Thailand	—	2,894,173	—	2,894,173

United Kingdom	—	50,143,358	—	50,143,358

United States	1,730,465	—	—	1,730,465

Investment Companies	5,350,317	—	—	5,350,317

Preferred Stock

Germany	—	57,968	—	57,968

Money Market Fund	17,737,388	—	—	17,737,388

Warrants

Switzerland	—	6,855,826	—	6,855,826

Repurchase Agreements	—	43,616,963	—	43,616,963

Total Investments in Securities	$54,227,727	$555,468,786	$—	$609,696,513

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    20

Wilmington International Fund (continued)

	Level 1	Level 2	Level 3	Total

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$65	$—	$65

Financial Futures Contracts	442,400	—	—	442,400

Total Assets - Other Financial Instruments	$442,400	$65	$—	$442,465

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(1,261)	$—	$(1,261)

Total Liabilities - Other Financial Instruments	$—	$(1,261)	$—	$(1,261)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
^	7-Day net yield.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ADR	American Depositary Receipt
EAFE	Europe, Australasia and the Far East
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
PCL	Public Company Limited
PLC	Public Limited Company
SCA	Limited Partnership with Share Capital

Currency Code	Currency
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro

At April 30, 2019, the International Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS PURCHASED

5/1/2019	Bank of New York Mellon	156,194 DKK	$23,401	$23,466	$65	$ —

5/2/2019	Bank of New York Mellon	307,168 DKK	46,194	46,147	—	(47)

5/3/2019	Bank of New York Mellon	19,286 CHF	18,940	18,927	—	(13)

CONTRACTS SOLD

5/2/2019	Bank of New York Mellon	37,595 EUR	41,916	42,167	—	(251)

5/2/2019	Bank of New York Mellon	30,110 EUR	33,479	33,772	—	(293)

5/2/2019	Bank of New York Mellon	19,614 EUR	21,868	21,999	—	(131)

5/2/2019	Bank of New York Mellon	18,282 EUR	20,327	20,505	—	(178)

5/2/2019	Bank of New York Mellon	7,694 EUR	8,578	8,629	—	(51)

5/2/2019	Bank of New York Mellon	5,164 EUR	5,757	5,791	—	(34)

5/2/2019	Bank of New York Mellon	4,930 EUR	5,497	5,530	—	(33)

5/2/2019	Bank of New York Mellon	3 EUR	4	4	—	—

5/2/2019	Bank of New York Mellon	3 EUR	4	4	—	—

5/3/2019	Bank of New York Mellon	18,306 EUR	20,412	20,533	—	(121)

5/3/2019	Bank of New York Mellon	7,758 EUR	8,650	8,701	—	(51)

5/3/2019	Bank of New York Mellon	5,795 EUR	6,461	6,499	—	(38)

5/3/2019	Bank of New York Mellon	4,959 EUR	5,554	5,562	—	(8)

5/3/2019	Bank of New York Mellon	1,821 EUR	2,031	2,043	—	(12)

ANNUAL REPORT / April 30, 2019

21    PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (concluded)

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS SOLD (continued)

5/3/2019	Bank of New York Mellon	3 EUR	$4	$4	$—	$ —

NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$65	$(1,261)

At April 30, 2019, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized (Depreciation)(b)

LONG POSITIONS:

MSCI India NTR Index	June 2019	125	8,681,250	$8,238,850	$8,681,250	$442,400	$—

NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$442,400	$—

(a)	Notional Amount denominated in USD unless otherwise noted.
(b)

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2019. If variation margin settles the same day, then no amount may be shown in the Statements of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Insurance	7.6%
Pharmaceuticals	4.5%
Real Estate Investment Trusts	3.8%
IT Services	3.8%
Oil, Gas & Consumable Fuels	3.2%
Health Care Equipment & Supplies	2.9%
Commercial Services & Supplies	2.7%
Diversified Financial Services	2.6%
Beverages	2.6%
Capital Markets	2.5%
Food Products	2.5%
Road & Rail	2.4%
Commercial Banks	2.4%
Software	2.4%
Hotels, Restaurants & Leisure	2.4%
Semiconductors & Semiconductor Equipment	2.2%
Machinery	2.1%
Specialty Retail	1.9%
Electric Utilities	1.6%
Diversified Telecommunication Services	1.6%
Health Care Providers & Services	1.6%
Containers & Packaging	1.5%
Aerospace & Defense	1.4%
Household Durables	1.4%
Chemicals	1.4%
Construction & Engineering	1.4%
Household Products	1.3%
Metals & Mining	1.2%
Communications Equipment	1.1%
Textiles, Apparel & Luxury Goods	1.0%
Building Products	1.0%
Multi-Utilities	1.0%
Professional Services	1.0%
Entertainment	0.9%
Trading Companies & Distributors	0.9%
Tobacco	0.9%
Internet & Catalog Retail	0.9%
Electrical Equipment	0.9%
Interactive Media & Services	0.8%
Auto Components	0.7%
Automobiles	0.7%
Consumer Finance	0.7%
Multiline Retail	0.7%
Gas Utilities	0.7%
Electronic Equipment, Instruments & Components	0.6%
Air Freight & Logistics	0.6%
Wireless Telecommunication Services	0.6%
Food & Staples Retailing	0.5%
Media	0.5%

Common Stocks	Percentage of Total Net Assets
Personal Products	0.4%
Marine	0.4%
Real Estate Management & Development	0.3%
Energy Equipment & Services	0.3%
Biotechnology	0.3%
Water Utilities	0.2%
Technology Hardware, Storage & Peripherals	0.2%
Diversified Consumer Services	0.2%
Computers & Peripherals	0.2%
Airlines	0.2%
Transportation Infrastructure	0.2%
Life Sciences Tools & Services	0.2%
Construction Materials	0.1%
Independent Power & Renewable Electricity Producers	0.1%
Paper & Forest Products	0.1%
Distributors	0.1%
Industrial Conglomerates	0.1%
Health Care Technology	0.0%[3]
Preferred Stocks	0.2%
Investment Companies	0.1%
Cash Equivalents[1]	8.9%
Other Assets and Liabilities – Net[2]	1.6%

TOTAL	100.0%

ANNUAL REPORT / April 30, 2019

23    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Country Allocation	Percentage of Total Net Assets

Common Stocks
United States	46.5%
Japan	9.3%
United Kingdom	6.5%
Canada	4.8%
Switzerland	4.6%
France	3.7%
Netherlands	2.2%
Hong Kong	1.8%
China	1.6%
Germany	1.1%
All other countries less than 1.0%	7.1%
Preferred Stocks	0.2%
Investment Companies	0.1%
Cash Equivalents[1]	8.9%
Other Assets and Liabilities – Net[2]	1.6%

TOTAL	100.0%

(1)	Cash Equivalent includes investment in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Number of Shares	Value

COMMON STOCKS – 89.2%

AEROSPACE & DEFENSE – 1.4%

BAE Systems PLC	35,653	$229,152

BWX Technologies, Inc.	14,431	737,424

Huntington Ingalls Industries, Inc.	233	51,861

Lockheed Martin Corp.	1,663	554,328

Moog, Inc., Class A	2,702	253,015

United Technologies Corp.	4,020	573,292

TOTAL AEROSPACE & DEFENSE		$2,399,072

AIR FREIGHT & LOGISTICS – 0.6%

bpost SA	6,067	73,041

CTT-Correios de Portugal SA	13,536	38,385

Expeditors International of Washington, Inc.	5,734	455,394

FedEx Corp.	551	104,392

PostNL NV	31,714	82,265

Royal Mail PLC	3,173	10,470

United Parcel Service, Inc., Class B	2,542	270,011

TOTAL AIR FREIGHT & LOGISTICS		$1,033,958

AIRLINES – 0.2%

Air France-KLM*	2,319	26,760

Description	Number of Shares	Value

Hawaiian Holdings, Inc.	5,023	$141,699

Japan Airlines Co. Ltd.	3,270	106,646

SAS AB*	28,477	51,937

TOTAL AIRLINES		$327,042

AUTO COMPONENTS – 0.7%

Aisan Industry Co. Ltd.	4,135	28,029

Autoliv, Inc.	374	29,355

Exedy Corp.	3,055	70,006

Garrett Motion, Inc.*	42	790

Keihin Corp.	4,535	74,741

Lear Corp.	335	47,905

NGK Spark Plug Co. Ltd.	3,197	62,335

Nissin Kogyo Co. Ltd.	4,672	62,279

NOK Corp.	6,965	111,884

Nokian Renkaat OYJ	430	14,414

Sumitomo Electric Industries Ltd.	9,157	121,840

Sumitomo Riko Co. Ltd.	4,660	41,061

Tachi-S Co. Ltd	2,400	37,020

Tokai Rika Co. Ltd.	9,157	159,005

Toyoda Gosei Co. Ltd.	4,645	96,696

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    24

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Toyota Industries Corp.	1,977	$112,064

TS Tech Co Ltd.	1,882	56,521

Unipres Corp.	3,900	60,272

TOTAL AUTO COMPONENTS		$1,186,217

AUTOMOBILES – 0.7%

Dongfeng Motor Group Co. Ltd., Class H	135,560	131,699

Honda Motor Co. Ltd.	13,005	362,878

Isuzu Motors Ltd.	7,040	101,395

Nissan Motor Co. Ltd.	11,400	91,520

Renault SA	1,891	129,017

Subaru Corp.	3,585	87,850

Suzuki Motor Corp.	3,745	170,898

Yamaha Motor Co. Ltd.	4,876	100,553

TOTAL AUTOMOBILES		$1,175,810

BEVERAGES – 2.6%

Anadolu Efes Biracilik Ve Malt Sanayii AS	5,500	18,275

Asahi Group Holdings Ltd.	3,821	166,608

Coca-Cola Co. (The)	23,754	1,165,371

Coca-Cola European Partners PLC	553	29,635

Coca-Cola HBC AG*	639	22,886

Constellation Brands, Inc., Class A	481	101,813

Diageo PLC	20,559	866,722

Heineken Holding NV	508	51,717

Heineken NV	5,965	644,863

Monster Beverage Corp.*	4,800	286,080

PepsiCo., Inc.	5,102	653,311

Pernod Ricard SA	535	93,287

Treasury Wine Estates Ltd.	21,464	260,352

TOTAL BEVERAGES		$4,360,920

BIOTECHNOLOGY – 0.3%

Alnylam Pharmaceuticals, Inc.*	516	46,099

BeiGene Ltd. ADR*	822	102,117

Exact Sciences Corp.*	3,109	306,827

TOTAL BIOTECHNOLOGY		$455,043

BUILDING PRODUCTS – 1.0%

A.O. Smith Corp.	856	45,000

Assa Abloy AB, Class B	14,027	299,863

Cie de Saint-Gobain	5,837	239,318

Lennox International, Inc.	3,640	988,078

Masco Corp.	1,532	59,840

Owens Corning	743	38,094

Resideo Technologies, Inc.*	70	1,589

TOTAL BUILDING PRODUCTS		$1,671,782

CAPITAL MARKETS – 2.5%

Ameriprise Financial, Inc.	404	59,295

Description	Number of Shares	Value

Banca Generali SpA	6,207	$175,379

BlackRock, Inc.	596	289,203

CME Group, Inc.	1,337	239,189

E*TRADE Financial Corp.	5,297	268,346

FactSet Research Systems, Inc.	1,802	497,118

Franklin Resources, Inc.	1,256	43,445

GAM Holding AG*	8,590	35,632

Hamilton Lane, Inc., Class A	5,138	251,043

Ichiyoshi Securities Co. Ltd.	4,630	33,745

Intercontinental Exchange, Inc.	5,960	484,846

Jafco Co. Ltd.	2,290	86,690

Julius Baer Group Ltd.*	3,044	147,040

Moody’s Corp.	1,220	239,876

Nomura Holdings, Inc.	31,800	120,402

Partners Group Holding AG	70	52,799

Schroders PLC	452	18,707

SEI Investments Co.	586	31,908

St James’s Place PLC	1,533	22,497

T. Rowe Price Group, Inc.	564	60,630

TD Ameritrade Holding Corp.	10,603	557,506

UBS Group AG*	33,245	445,798

Uranium Participation Corp.*	9,066	29,370

TOTAL CAPITAL MARKETS		$4,190,464

CHEMICALS – 1.4%

ADEKA Corp.	6,271	94,212

Air Liquide SA	867	115,339

Air Products & Chemicals, Inc.	460	94,663

China BlueChemical Ltd., Class H	191,730	65,350

Chr Hansen Holding A/S	255	26,056

Croda International PLC	366	24,793

Daicel Corp.	11,003	123,439

Dow, Inc.*	3,200	181,536

Ecolab, Inc.	271	49,886

EMS-Chemie Holding AG	60	36,335

JSR Corp.	17,331	264,445

Linde PLC	2,468	444,882

LyondellBasell Industries NV, Class A	675	59,555

Sherwin-Williams Co. (The)	1,344	611,292

Shin-Etsu Chemical Co. Ltd.	1,494	141,518

TOTAL CHEMICALS		$2,333,301

COMMERCIAL BANKS – 2.4%

Bank of Ireland Group PLC	19,197	122,718

Bank of Nova Scotia (The)	7,481	411,904

BPER Banca	23,014	110,649

CaixaBank SA	33,712	107,457

China Construction Bank Corp., Class H	255,000	224,799

ANNUAL REPORT / April 30, 2019

25    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Dah Sing Financial Holdings Ltd.	6,415	$33,698

DGB Financial Group, Inc.	7,125	51,362

East West Bancorp, Inc.	586	30,167

First Citizens BancShares, Inc., Class A	436	195,437

First Republic Bank	4,566	482,261

KB Financial Group, Inc. ADR	3,203	126,615

Nordea Bank ABP	17,474	137,474

People’s United Financial, Inc.	829	14,333

PNC Financial Services Group, Inc. (The)	3,450	472,407

Resona Holdings, Inc.	52,700	223,718

San-In Godo Bank Ltd. (The)	5,825	38,601

Sberbank of Russia PJSC ADR	4,787	69,172

Shinhan Financial Group Co. Ltd. ADR	2,886	109,379

Signature Bank	2,596	342,854

Standard Chartered PLC	19,611	179,307

Sumitomo Mitsui Trust Holdings, Inc.	6,551	228,572

Tochigi Bank Ltd. (The)	15,100	30,616

U.S. Bancorp	1,109	59,132

Unicaja Banco SA	69,487	80,073

UniCredit SpA	14,344	198,581

Zions Bancorp NA	754	37,195

TOTAL COMMERCIAL BANKS		$4,118,481

COMMERCIAL SERVICES & SUPPLIES – 2.7%

ADT, Inc.	25,008	164,803

Babcock International Group PLC	1,595	10,949

Cimpress NV*	2,129	192,462

Cintas Corp.	7,751	1,683,052

Clean Harbors, Inc.*	8,095	615,220

Copart, Inc.*	5,985	402,910

Edenred	4,275	201,557

Relia, Inc.	5,500	58,205

Republic Services, Inc.	1,323	109,571

Rollins, Inc.	774	29,931

Serco Group PLC*	31,199	50,747

Societe BIC SA	139	11,974

Toppan Forms Co. Ltd.	6,615	60,497

Waste Connections, Inc.	9,186	852,185

Waste Management, Inc.	448	48,088

TOTAL COMMERCIAL SERVICES & SUPPLIES		$4,492,151

COMMUNICATIONS EQUIPMENT – 1.1%

Cisco Systems, Inc.	4,101	229,451

F5 Networks, Inc.*	316	49,580

Motorola Solutions, Inc.	8,311	1,204,347

Nokia OYJ	44,119	231,829

Telefonaktiebolaget LM Ericsson, Class B	7,176	70,986

TOTAL COMMUNICATIONS EQUIPMENT		$1,786,193

Description	Number of Shares	Value

COMPUTERS & PERIPHERALS – 0.2%

Compal Electronics, Inc. GDR	36,730	$118,568

Foxconn Technology Co. Ltd.	35,670	80,026

Western Digital Corp.	3,123	159,648

TOTAL COMPUTERS & PERIPHERALS		$358,242

CONSTRUCTION & ENGINEERING – 1.4%

China Machinery Engineering Corp., Class H	105,250	51,005

Chiyoda Corp.*	7,070	22,403

Hazama Ando Corp.	16,983	114,202

Implenia AG	619	19,482

JGC Corp.	12,821	184,731

Kinden Corp.	3,802	61,087

Kumagai Gumi Co. Ltd.	4,076	119,597

Raubex Group Ltd.	23,558	35,833

Skanska AB, Class B	1,110	19,330

Taisei Corp.	3,513	154,572

Toyo Engineering Corp.*	5,069	27,034

Vinci SA	15,052	1,520,201

TOTAL CONSTRUCTION & ENGINEERING		$2,329,477

CONSTRUCTION MATERIALS – 0.1%

LafargeHolcim Ltd.*	3,364	172,699

Vicat SA	1,324	70,019

TOTAL CONSTRUCTION MATERIALS		$242,718

CONSUMER FINANCE – 0.7%

American Express Co.	3,574	418,980

Credit Acceptance Corp.*	1,449	719,023

TOTAL CONSUMER FINANCE		$1,138,003

CONTAINERS & PACKAGING – 1.5%

AMVIG Holdings Ltd.	56,000	13,569

Ball Corp.	27,995	1,678,020

International Paper Co.	5,575	260,966

Nampak Ltd.*	74,818	54,879

Packaging Corp. of America	5,659	561,146

TOTAL CONTAINERS & PACKAGING		$2,568,580

DISTRIBUTORS – 0.1%

Canon Marketing Japan, Inc.	3,650	79,197

LKQ Corp.*	1,628	49,003

TOTAL DISTRIBUTORS		$128,200

DIVERSIFIED CONSUMER SERVICES – 0.2%

Benesse Holdings, Inc.	1,605	44,375

Service Corp. International	8,380	348,692

TOTAL DIVERSIFIED CONSUMER SERVICES		$393,067

DIVERSIFIED FINANCIAL SERVICES – 2.6%

Bank of America Corp.	12,846	392,831

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    26

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Berkshire Hathaway, Inc., Class B*	5,208	$1,128,626

BNP Paribas SA	4,374	232,842

G-Resources Group Ltd.*	1,535,400	14,709

Groupe Bruxelles Lambert SA	413	39,549

HDFC Bank Ltd. ADR	1,760	201,784

HSBC Holdings PLC	62,602	545,450

ING Groep NV	32,885	419,615

Intesa Sanpaolo SpA	66,566	174,405

JPMorgan Chase & Co.	1,602	185,912

Mitsubishi UFJ Financial Group, Inc.	104,504	518,499

Mizuho Financial Group, Inc.	92,900	145,084

Societe Generale SA	5,331	169,055

Standard Life Aberdeen PLC	5,770	21,023

Sumitomo Mitsui Financial Group, Inc.	6,185	224,801

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,414,185

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.6%

BCE, Inc.	7,303	326,746

BT Group PLC	143,480	428,147

China Telecom Corp. Ltd., Class H	252,060	130,638

China Tower Corp. Ltd., Class H	972,000	263,157

China Unicom Hong Kong Ltd.	137,660	163,454

Deutsche Telekom AG	6,664	111,655

Elisa OYJ	465	19,748

Hellenic Telecommunications

Organization SA	7,337	101,903

KT Corp. ADR	10,526	126,628

Magyar Telekom Telecommunications PLC

ADR	8,200	62,074

Nippon Telegraph & Telephone Corp.	6,785	282,313

Orange SA	5,133	80,222

Swisscom AG	109	50,789

Telefonica Deutschland Holding AG	3,440	11,171

Telenor ASA	7,921	159,227

Verizon Communications, Inc.	5,689	325,354

Zayo Group Holdings, Inc.*	1,272	39,801

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$2,683,027

ELECTRIC UTILITIES – 1.6%

Alliant Energy Corp.	475	22,434

American Electric Power Co., Inc.	538	46,026

Avangrid, Inc.	11,625	595,316

Duke Energy Corp.	600	54,672

Edison International	8,833	563,280

EDP - Energias de Portugal SA	63,301	240,207

Entergy Corp.	300	29,070

Eversource Energy	463	33,179

Exelon Corp.	965	49,167

Description	Number of Shares	Value

NextEra Energy, Inc.	338	$65,721

OGE Energy Corp.	6,035	255,522

Pinnacle West Capital Corp.	239	22,770

Power Assets Holdings Ltd.	64,297	448,483

Red Electrica Corp. SA	1,161	24,095

Southern Co. (The)	954	50,772

SSE PLC	3,668	54,883

Terna Rete Elettrica Nazionale SpA	3,928	23,565

Xcel Energy, Inc.	2,424	136,956

TOTAL ELECTRIC UTILITIES		$2,716,118

ELECTRICAL EQUIPMENT – 0.9%

ABB Ltd.	14,735	303,080

Acuity Brands, Inc.	300	43,899

AMETEK, Inc.	6,445	568,256

Cosel Co. Ltd	1,600	17,193

Eaton Corp. PLC	914	75,697

Emerson Electric Co.	1,146	81,355

Legrand SA	895	65,830

Mitsubishi Electric Corp.	7,370	105,464

Nissin Electric Co. Ltd.	1,650	15,643

Sensata Technologies Holding PLC*	953	47,593

Ushio, Inc.	6,615	80,417

Zumtobel Group AG*	5,331	38,412

TOTAL ELECTRICAL EQUIPMENT		$1,442,839

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	971	96,673

Citizen Watch Co. Ltd.	15,730	88,689

Enplas Corp.	2,433	68,947

Hexagon AB, Class B	595	32,506

Hitachi High-Technologies Corp.	1,087	48,450

Hosiden Corp.	3,495	33,435

Ibiden Co. Ltd.	4,670	83,786

Innolux Corp.	275,600	88,435

Kyocera Corp.	1,883	122,366

Nichicon Corp.	9,555	93,250

Zebra Technologies Corp., Class A*	1,542	325,578

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,082,115

ENERGY EQUIPMENT & SERVICES – 0.3%

Drilling Co. of 1972 A/S (The)*	240	18,425

Fugro NV*	4,555	41,515

Helmerich & Payne, Inc.	516	30,196

Saipem SpA*	18,250	92,573

Schlumberger Ltd.	1,790	76,397

ANNUAL REPORT / April 30, 2019

27    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Subsea 7 SA	13,702	$174,076

Trican Well Service Ltd.*	21,952	23,104

TOTAL ENERGY EQUIPMENT & SERVICES		$456,286

ENTERTAINMENT – 0.9%

Avex, Inc.	4,465	56,583

DeNA Co. Ltd.	9,692	151,358

Netflix, Inc.*	1,337	495,412

Nexon Co. Ltd.*	17,570	250,112

NHN Corp.*	373	26,847

Sea Ltd. ADR*	8,303	206,662

Spotify Technology SA*	2,862	388,574

Walt Disney Co. (The)	15	2,055

TOTAL ENTERTAINMENT		$1,577,603

FOOD & STAPLES RETAILING – 0.5%

Cawachi Ltd.	1,720	30,454

Costco Wholesale Corp.	925	227,115

J Sainsbury PLC	34,409	99,966

Jeronimo Martins SGPS SA	1,064	17,342

Matsumotokiyoshi Holdings Co. Ltd.	7,895	261,409

METRO AG	6,344	107,795

Sundrug Co. Ltd	3,253	87,215

Sysco Corp.	549	38,633

TOTAL FOOD & STAPLES RETAILING		$869,929

FOOD PRODUCTS – 2.5%

Archer-Daniels-Midland Co.	4,521	201,637

Associated British Foods PLC	894	29,862

Chocoladefabriken Lindt & Spruengli AG	9	59,812

Chocoladefabriken Lindt & Spruengli AG	1	75,857

Conagra Brands, Inc.	11,896	366,159

Danone SA	2,011	162,645

Hershey Co. (The)	2,829	353,201

Hormel Foods Corp.	4,134	165,112

Ingredion, Inc.	2,705	256,299

Kerry Group PLC, Class A	317	35,507

Kraft Heinz Co. (The)	5,530	183,817

Lamb Weston Holdings, Inc.	4,801	336,310

Mondelez International, Inc., Class A	1,215	61,783

Nestle SA	9,312	896,537

Unilever NV	10,948	662,407

Viscofan SA	4,756	286,123

TOTAL FOOD PRODUCTS		$4,133,068

GAS UTILITIES – 0.7%

Atmos Energy Corp.	225	23,027

Rubis SCA	12,000	658,205

UGI Corp.	7,736	421,689

TOTAL GAS UTILITIES		$1,102,921

Description	Number of Shares	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 2.9%

Alcon, Inc.*	2,815	$162,112

Align Technology, Inc.*	1,266	411,045

Baxter International, Inc.	5,015	382,644

Coloplast A/S, Class B	275	29,706

Danaher Corp.	2,401	317,988

Haemonetics Corp.*	2,604	227,277

Hologic, Inc.*	6,819	316,265

IDEXX Laboratories, Inc.*	321	74,472

Insulet Corp.*	3,196	275,655

Koninklijke Philips NV	17,292	742,586

Medtronic PLC	7,885	700,267

Smith & Nephew PLC	1,729	33,426

STERIS PLC	6,937	908,608

Sysmex Corp.	4,609	264,105

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$4,846,156

HEALTH CARE PROVIDERS & SERVICES – 1.6%

AmerisourceBergen Corp.	2,964	221,589

CVS Health Corp.	207	11,257

HCA Healthcare, Inc.	7,681	977,254

Laboratory Corp. of America Holdings*	2,812	449,695

Quest Diagnostics, Inc.	2,503	241,239

UnitedHealth Group, Inc.	1,608	374,777

Universal Health Services, Inc., Class B	2,850	361,579
TOTAL HEALTH CARE PROVIDERS & SERVICES
		$2,637,390

HEALTH CARE TECHNOLOGY – 0.0%**

AGFA-Gevaert NV*	14,961	64,724

HOTELS, RESTAURANTS & LEISURE – 2.4%

Carnival Corp.	2,487	136,437

Carnival PLC	458	24,281

Chipotle Mexican Grill, Inc.*	348	239,438

Choice Hotels International, Inc.	9,344	775,926

Compass Group PLC	43,150	981,831

Ctrip.com International Ltd. ADR*	5,383	237,121

Darden Restaurants, Inc.	416	48,922

Las Vegas Sands Corp.	4,395	294,685

Marriott Vacations Worldwide Corp.	3,078	325,129

McDonald’s Corp.	3,525	696,434

Norwegian Cruise Line Holdings Ltd.*	1,102	62,142

Paddy Power Betfair PLC	250	20,964

Royal Caribbean Cruises Ltd.	659	79,699

Vail Resorts, Inc.	202	46,228

TOTAL HOTELS, RESTAURANTS & LEISURE		$3,969,237

HOUSEHOLD DURABLES – 1.4%

Barratt Developments PLC	3,111	24,474

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    28

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Berkeley Group Holdings PLC (The)	423	$20,751

Funai Electric Co. Ltd.*	7,330	53,044

Garmin Ltd.	520	44,585

Lennar Corp., Class A	7,576	394,179

Newell Brands, Inc.	17,190	247,192

Nikon Corp.	4,085	56,969

NVR, Inc.*	308	970,964

Persimmon PLC	804	23,487

PulteGroup, Inc.	1,654	52,035

Sekisui Chemical Co. Ltd.	8,572	137,611

Taylor Wimpey PLC	19,781	46,897

Token Corp.	1,010	61,661

Toll Brothers, Inc.	5,414	206,273

TOTAL HOUSEHOLD DURABLES		$2,340,122

HOUSEHOLD PRODUCTS – 1.3%

Colgate-Palmolive Co.	10,176	740,711

Procter & Gamble Co. (The)	8,614	917,219

Reckitt Benckiser Group PLC	6,303	509,954

TOTAL HOUSEHOLD PRODUCTS		$2,167,884

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS – 0.1%

China Longyuan Power Group Corp. Ltd.,

Class H	309,400	213,362

Uniper SE	681	20,664

TOTAL INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS		$234,026

INDUSTRIAL CONGLOMERATES – 0.1%

DCC PLC	279	24,973

Honeywell International, Inc.	453	78,654

Smiths Group PLC	1,220	24,290

TOTAL INDUSTRIAL CONGLOMERATES		$127,917

INSURANCE – 7.6%

Admiral Group PLC	710	20,451

Aflac, Inc.	2,437	122,776

Ageas	2,854	150,821

AIA Group Ltd.	142,117	1,455,198

Alleghany Corp.*	406	266,693

Allianz SE	665	160,741

Allstate Corp. (The)	386	38,237

American Financial Group, Inc.	157	16,254

Arthur J Gallagher & Co.	7,080	592,030

Assicurazioni Generali SpA	19,301	374,480

Aviva PLC	11,598	65,136

Baloise Holding AG	261	44,746

Chubb Ltd.	3,668	532,594

Cincinnati Financial Corp.	2,896	278,537

CNO Financial Group, Inc.	12,938	214,124

Description	Number of Shares	Value

Coface SA*	1,137	$11,469

Dai-ichi Life Holdings, Inc.	7,895	113,963

Direct Line Insurance Group PLC	4,610	19,837

Enstar Group Ltd.*	2,493	441,909

Everest Re Group Ltd.	170	40,035

Fairfax Financial Holdings Ltd.	1,497	713,894

Fidelity National Financial, Inc.	1,024	40,909

Hannover Rueck SE	492	74,297

Intact Financial Corp.	12,614	1,032,037

Legal & General Group PLC	30,126	109,554

Mapfre SA	4,912	14,757

Markel Corp.*	1,288	1,380,105

Marsh & McLennan Cos., Inc.	505	47,616

MetLife, Inc.	1,742	80,358

MS&AD Insurance Group Holdings, Inc.	5,994	186,316

Muenchener Rueckversicherungs AG	219	54,499

Ping An Insurance Group Co. of China Ltd.,

Class H	23,500	284,460

Principal Financial Group, Inc.	906	51,787

Progressive Corp. (The)	1,194	93,311

Prudential PLC	4,953	112,539

RSA Insurance Group PLC	2,877	20,395

Sampo OYJ, Class A	2,165	99,132

Shin Kong Financial Holding Co. Ltd.	176,657	50,053

Sony Financial Holdings, Inc.	33,941	697,863

Swiss Life Holding AG*	144	67,698

Swiss Re AG	483	46,502

T&D Holdings, Inc.	22,928	248,335

Tokio Marine Holdings, Inc.	5,124	259,609

Tongyang Life Insurance Co. Ltd.	8,791	34,131

Torchmark Corp.	6,803	596,351

Travelers Cos., Inc. (The)	568	81,650

Tryg A/S	570	17,445

White Mountains Insurance Group Ltd.	357	335,237

Willis Towers Watson PLC	2,603	479,837

WR Berkley Corp.	324	19,861

Zurich Insurance Group AG	1,552	494,728

TOTAL INSURANCE		$12,785,297

INTERACTIVE MEDIA & SERVICES – 0.8%

Auto Trader Group PLC	3,095	22,879

Gree, Inc.	19,170	74,816

Pinterest, Inc., Class A*	6,573	203,632

Tencent Holdings Ltd.	8,653	426,486

Twitter, Inc.*	2,470	98,578

Yahoo Japan Corp.	122,069	325,860

Yandex NV, Class A*	7,565	283,158

TOTAL INTERACTIVE MEDIA & SERVICES		$1,435,409

ANNUAL REPORT / April 30, 2019

29    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

INTERNET & CATALOG RETAIL – 0.9%

Alibaba Group Holding Ltd. ADR*	2,718	$504,379

Amazon.com, Inc.*	349	672,355

eBay, Inc.	6,573	254,704

Qliro Group AB*	19,413	25,145

TOTAL INTERNET & CATALOG RETAIL		$1,456,583

IT SERVICES – 3.8%

Accenture PLC, Class A	3,197	583,996

Amdocs Ltd.	4,955	272,921

Automatic Data Processing, Inc.	4,878	801,894

Black Knight, Inc.*	8,897	501,969

Capgemini SE	3,384	410,665

DTS Corp.	1,532	54,260

DXC Technology Co.	12,537	824,182

Fidelity National Information Services, Inc.	6,214	720,389

Fiserv, Inc.*	1,693	147,697

FleetCor Technologies, Inc.*	1,503	392,208

Fujitsu Ltd.	1,508	110,709

Jack Henry & Associates, Inc.	152	22,657

MasterCard, Inc., Class A	1,153	293,139

Paychex, Inc.	1,981	167,018

PayPal Holdings, Inc.*	1,114	125,626

Perspecta, Inc.	7,803	180,093

Sabre Corp.	1,735	36,019

Sopra Steria Group	150	19,157

Total System Services, Inc.	709	72,488

Visa, Inc., Class A	3,338	548,867

Western Union Co. (The)	1,931	37,539

TOTAL IT SERVICES		$6,323,493

LIFE SCIENCES TOOLS & SERVICES – 0.2%

Agilent Technologies, Inc.	3,084	242,094

CMIC Holdings Co. Ltd.	1,420	20,934

QIAGEN NV*	635	24,588

TOTAL LIFE SCIENCES TOOLS & SERVICES		$287,616

MACHINERY – 2.1%

Alstom SA	2,493	109,685

Amada Holdings Co. Ltd.	8,385	93,997

Cummins, Inc.	414	68,844

Deere & Co.	2,068	342,523

Hisaka Works Ltd.	3,600	31,956

IDEX Corp.	6,241	977,715

Japan Steel Works Ltd. (The)	6,585	127,270

Kone OYJ, Class B	6,462	355,077

Middleby Corp. (The)*	2,805	370,625

Mitsubishi Heavy Industries Ltd.	3,082	128,443

PACCAR, Inc.	8,498	609,052

Description	Number of Shares	Value

Schindler Holding AG	304	$65,702

Schindler Holding AG	217	46,135

Snap-on, Inc.	310	52,167

Tadano Ltd.	5,950	62,953

Takuma Co. Ltd.	6,110	73,672

THK Co. Ltd.	1,800	47,599

Toshiba Machine Co. Ltd.	2,068	47,292

TOTAL MACHINERY		$3,610,707

MARINE – 0.4%

AP Moeller - Maersk A/S, Class B	120	154,691

D/S Norden A/S	4,935	78,284

Kuehne + Nagel International AG	2,449	355,974

Pacific Basin Shipping Ltd.	330,000	67,802

TOTAL MARINE		$656,751

MEDIA – 0.5%

Fox Corp., Class A*	862	33,609

Fuji Media Holdings, Inc.	3,365	45,285

Gendai Agency, Inc.	1,600	6,722

Interpublic Group of Cos., Inc. (The)	1,631	37,513

Metropole Television SA	4,078	80,945

Nippon Television Holdings, Inc.	17,227	252,156

Omnicom Group, Inc.	990	79,230

RTL Group SA	189	10,817

SES SA	6,770	115,278

Sirius XM Holdings, Inc.	8,078	46,933

Television Francaise 1	9,275	101,383

TV Asahi Holdings Corp.	2,045	36,090

TOTAL MEDIA		$845,961

METALS & MINING – 1.2%

Acacia Mining PLC*	27,266	52,247

Anglo American Platinum Ltd.	1,154	58,378

Anglo American PLC	6,711	174,149

Asahi Holdings, Inc.	4,955	96,452

Barrick Gold Corp.	8,381	106,538

Boliden AB	788	23,451

Centerra Gold, Inc.*	14,804	75,363

Chubu Steel Plate Co. Ltd.	2,000	11,154

Eldorado Gold Corp.*	6,011	25,006

Gold Fields Ltd.	27,881	105,076

Harmony Gold Mining Co. Ltd ADR*	11,153	19,406

Hitachi Metals Ltd.	10,520	121,599

Impala Platinum Holdings Ltd.*	16,691	67,126

Kinross Gold Corp.*	15,773	50,158

Kyoei Steel Ltd.	4,625	76,849

Nakayama Steel Works Ltd.	6,990	32,566

Neturen Co. Ltd.	2,365	20,340

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    30

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Norsk Hydro ASA	24,240	$104,404

Northern Dynasty Minerals Ltd.*	2,500	1,437

Pacific Metals Co. Ltd.	1,777	39,044

Petra Diamonds Ltd.*	71,432	18,906

Resolute Mining Ltd.	38,369	30,690

Rio Tinto PLC	4,710	274,777

Salzgitter AG	1,990	65,772

SEMAFO, Inc.*	11,045	29,350

Tokyo Steel Manufacturing Co. Ltd.	10,460	89,578

Western Areas Ltd.	36,920	58,994

Yamato Kogyo Co. Ltd.	6,721	186,608

TOTAL METALS & MINING		$2,015,418

MULTILINE RETAIL – 0.7%

B&M European Value Retail SA	43,899	226,312

Dollar General Corp.	876	110,455

Marks & Spencer Group PLC	26,589	99,184

Marui Group Co. Ltd.	27,460	558,565

Next PLC	372	28,009

Target Corp.	1,343	103,975

TOTAL MULTILINE RETAIL		$1,126,500

MULTI-UTILITIES – 1.0%

Ameren Corp.	1,457	106,026

CenterPoint Energy, Inc.	778	24,118

Centrica PLC	70,674	98,249

CMS Energy Corp.	493	27,386

Consolidated Edison, Inc.	406	34,981

Dominion Energy, Inc.	5,068	394,645

DTE Energy Co.	260	32,685

E.ON SE	6,706	72,101

Engie SA	8,725	129,501

National Grid PLC	47,404	519,356

Public Service Enterprise Group, Inc.	639	38,116

RWE AG	4,373	112,168

Sempra Energy	297	38,001

WEC Energy Group, Inc.	442	34,666

TOTAL MULTI-UTILITIES		$1,661,999

OIL, GAS & CONSUMABLE FUELS – 3.2%

Advantage Oil & Gas Ltd.*	23,572	39,061

ARC Resources Ltd.	6,489	41,219

BP PLC	42,556	309,455

Cameco Corp.	4,856	53,573

Canadian Natural Resources Ltd.	8,945	268,171

Chevron Corp.	1,539	184,772

Diamondback Energy, Inc.	2,392	254,485

Eni SpA	16,428	279,953

Exxon Mobil Corp.	5,656	454,064

Description	Number of Shares	Value

Gazprom PJSC ADR	31,365	$157,452

Idemitsu Kosan Co. Ltd.	2,831	91,985

Imperial Oil Ltd.	8,059	234,124

Inpex Corp.	12,510	121,707

Japan Petroleum Exploration Co. Ltd.	4,190	90,961

Kinder Morgan, Inc.	10,434	207,324

LUKOIL PJSC ADR	917	78,403

Occidental Petroleum Corp.	1,218	71,716

Painted Pony Energy Ltd.*	16,283	19,204

Pembina Pipeline Corp.	6,150	219,924

Royal Dutch Shell PLC, Class B	22,208	716,728

Surgutneftegas PJSC ADR	24,895	93,195

Targa Resources Corp.	787	31,598

TOTAL SA	13,764	765,154

Tourmaline Oil Corp.	2,934	43,867

TransCanada Corp.	6,158	293,903

Valero Energy Corp.	757	68,630

Williams Cos., Inc. (The)	3,315	93,914

YPF SA ADR	4,458	60,317

TOTAL OIL, GAS & CONSUMABLE FUELS		$5,344,859

PAPER & FOREST PRODUCTS – 0.1%

Louisiana-Pacific Corp.	5,063	126,828

UPM-Kymmene OYJ	1,000	28,235

TOTAL PAPER & FOREST PRODUCTS		$155,063

PERSONAL PRODUCTS – 0.4%

Beiersdorf AG	700	76,595

L’Oreal SA	729	200,514

Unilever NV ADR	5,373	325,120

Unilever PLC	2,176	131,899

TOTAL PERSONAL PRODUCTS		$734,128

PHARMACEUTICALS – 4.5%

AstraZeneca PLC ADR	13,098	493,271

AstraZeneca PLC	6,271	467,189

Bristol-Myers Squibb Co.	8,095	375,851

Eisai Co. Ltd.	895	52,116

GlaxoSmithKline PLC	4,069	83,590

H Lundbeck A/S	280	11,804

Jazz Pharmaceuticals PLC*	313	40,618

Johnson & Johnson	7,217	1,019,040

Kyowa Hakko Kirin Co. Ltd.	5,800	112,829

Merck & Co., Inc.	7,507	590,876

Nippon Shinyaku Co. Ltd.	1,200	82,860

Novartis AG	27,675	2,267,692

Novo Nordisk A/S, Class B	1,555	76,187

Ono Pharmaceutical Co. Ltd.	16,862	316,756

Orion OYJ, Class B	451	15,038

ANNUAL REPORT / April 30, 2019

31    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Pfizer, Inc.	7,176	$291,417

Roche Holding AG	3,767	993,973

Sanofi	936	81,666

Takeda Pharmaceutical Co. Ltd.	5,645	208,310

TOTAL PHARMACEUTICALS		$7,581,083

PROFESSIONAL SERVICES – 1.0%

Adecco Group AG	3,389	194,708

CoStar Group, Inc.*	565	280,381

Experian PLC	12,478	363,222

Hays PLC	28,144	55,795

IHS Markit Ltd.*	556	31,837

Intertek Group PLC	418	29,237

Outsourcing, Inc.	18,500	243,234

RELX PLC	6,335	145,152

Robert Half International, Inc.	489	30,362

SGS SA	20	52,771

SThree PLC	8,226	32,352

TransUnion	845	58,854

Verisk Analytics, Inc.	622	87,789

Wolters Kluwer NV	543	37,900

TOTAL PROFESSIONAL SERVICES		$1,643,594

REAL ESTATE INVESTMENT TRUSTS – 3.8%

Alexandria Real Estate Equities, Inc.	184	26,200

American Tower Corp.	12,877	2,514,878

AvalonBay Communities, Inc.	180	36,167

British Land Co. PLC (The)	8,780	68,121

Brixmor Property Group, Inc.	15,023	268,611

Camden Property Trust	2,585	260,180

Covivio	283	30,629

Crown Castle International Corp.	2,171	273,068

Equity Residential	483	36,911

Gaming and Leisure Properties, Inc.	5,828	235,335

Gecina SA	146	21,815

ICADE	165	14,102

Land Securities Group PLC	9,612	115,843

LaSalle Logiport REIT	173	185,572

Liberty Property Trust	351	17,424

Mid-America Apartment Communities, Inc.	218	23,851

Park Hotels & Resorts, Inc.	10,291	330,135

PotlatchDeltic Corp.	3,017	116,637

Public Storage	5,300	1,172,254

Realty Income Corp.	458	32,065

Segro PLC	5,056	44,799

Simon Property Group, Inc.	728	126,454

STORE Capital Corp.	8,780	292,550

Description	Number of Shares	Value

UDR, Inc.	538	$24,183

Unibail-Rodamco-Westfield	374	64,331

TOTAL REAL ESTATE INVESTMENT TRUSTS		$6,332,115

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%

CBRE Group, Inc., Class A*	1,408	73,315

Daito Trust Construction Co. Ltd.	663	88,778

Mitsubishi Estate Co. Ltd.	5,800	98,078

Nexity SA	3,441	160,951

Swiss Prime Site AG*	418	33,567

Vonovia SE	1,460	72,966

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$527,655

ROAD & RAIL – 2.4%

AMERCO	1,795	669,840

Canadian National Railway Co.	20,955	1,946,436

CSX Corp.	4,658	370,917

Firstgroup PLC*	33,950	48,984

Genesee & Wyoming, Inc., Class A*	9,603	851,306

Go-Ahead Group PLC (The)	1,723	43,627

Kansas City Southern	1,200	147,768

Old Dominion Freight Line, Inc.	349	52,099

TOTAL ROAD & RAIL		$4,130,977

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.2%

Advanced Micro Devices, Inc.*	8,878	245,299

Broadcom, Inc.	544	173,210

Entegris, Inc.	5,431	221,911

Intel Corp.	6,110	311,854

Lam Research Corp.	374	77,579

Marvell Technology Group Ltd.	38,099	953,237

Maxim Integrated Products, Inc.	837	50,220

MediaTek, Inc.	6,265	60,047

Miraial Co. Ltd.	1,600	17,907

NXP Semiconductors NV	510	53,866

QUALCOMM, Inc.	7,176	618,069

SCREEN Holdings Co. Ltd.	1,496	71,864

Skyworks Solutions, Inc.	3,713	327,412

Taiwan Semiconductor Manufacturing Co. Ltd.	23,000	193,109

Texas Instruments, Inc.	1,606	189,235

Tokyo Seimitsu Co. Ltd.	2,245	65,211

Universal Display Corp.	829	132,308

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$3,762,338

SOFTWARE – 2.4%

Constellation Software, Inc.	1,151	1,015,573

Guidewire Software, Inc.*	1,944	207,036

Microsoft Corp.	5,351	698,841

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    32

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Mimecast Ltd.*	4,713	$242,767

Open Text Corp.	7,505	288,567

ServiceNow, Inc.*	994	269,881

Splunk, Inc.*	1,845	254,684

SS&C Technologies Holdings, Inc.	7,651	517,667

VMware, Inc., Class A	1,410	287,823

Workday, Inc., Class A*	1,142	234,829

TOTAL SOFTWARE		$4,017,668

SPECIALTY RETAIL – 1.9%

AutoZone, Inc.*	104	106,944

Best Buy Co., Inc.	714	53,129

Camping World Holdings, Inc., Class A	14,809	220,950

CarMax, Inc.*	7,484	582,704

CECONOMY AG*	10,881	73,088

Gap, Inc. (The)	1,067	27,827

Halfords Group PLC	18,182	55,467

Hennes & Mauritz AB, Class B	2,038	35,561

Home Depot, Inc. (The)	1,311	267,051

Honeys Holdings Co. Ltd.	1,455	13,433

Industria de Diseno Textil SA	3,084	93,380

Kingfisher PLC	45,540	157,031

L Brands, Inc.	3,210	82,304

Lowe’s Cos., Inc.	1,561	176,612

Nishimatsuya Chain Co. Ltd.	9,335	74,418

O’Reilly Automotive, Inc.*	275	104,107

PAL GROUP Holdings Co. Ltd.	640	19,628

Ross Stores, Inc.	1,098	107,231

Shimamura Co. Ltd.	1,853	138,167

TJX Cos., Inc. (The)	11,132	610,924

Tractor Supply Co.	671	69,448

Ulta Beauty, Inc.*	266	92,829

Xebio Holdings Co. Ltd.	5,485	57,745

TOTAL SPECIALTY RETAIL		$3,219,978

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.2%

Acer, Inc.*	121,840	82,821

Canon, Inc.	3,955	109,744

HP, Inc.	3,230	64,438

Maxell Holdings Ltd.	3,550	54,023

Melco Holdings, Inc.	400	12,709

Neopost SA	3,161	77,535

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$401,270

TEXTILES, APPAREL & LUXURY GOODS – 1.0%

361 Degrees International Ltd.	157,130	34,588

adidas AG	232	59,761

Daphne International Holdings Ltd.*	195,140	6,172

Description	Number of Shares	Value

Geox SpA	14,689	$27,378

HUGO BOSS AG	3,653	255,251

NIKE, Inc., Class B	8,790	772,026

Sanyo Shokai Ltd.	2,870	48,566

Tapestry, Inc.	6,973	225,019

Under Armour, Inc., Class A*	12,813	295,852

Under Armour, Inc., Class C*	665	13,779

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$1,738,392

TOBACCO – 0.9%

Altria Group, Inc.	2,218	120,504

British American Tobacco PLC	5,751	225,146

Imperial Brands PLC	9,839	313,059

Japan Tobacco, Inc.	8,442	195,075

Philip Morris International, Inc.	6,706	580,471

Swedish Match AB	490	23,892

TOTAL TOBACCO		$1,458,147

TRADING COMPANIES & DISTRIBUTORS – 0.9%

Brenntag AG	8,082	436,127

Bunzl PLC	840	25,335

Fastenal Co.	7,531	531,312

ITOCHU Corp.	11,353	204,847

Mitsubishi Corp.	4,549	125,314

Rexel SA	9,713	130,581

SIG PLC	23,666	46,822

TOTAL TRADING COMPANIES & DISTRIBUTORS		$1,500,338

TRANSPORTATION INFRASTRUCTURE – 0.2%

Hamburger Hafen und Logistik AG	1,801	45,461

Sydney Airport	49,793	267,645

TOTAL TRANSPORTATION INFRASTRUCTURE		$313,106

WATER UTILITIES – 0.2%

American Water Works Co., Inc.	291	31,483

Guangdong Investment Ltd.	211,640	395,908

TOTAL WATER UTILITIES		$427,391

WIRELESS TELECOMMUNICATION SERVICES – 0.6%

1&1 Drillisch AG	250	9,336

China Mobile Ltd.	38,520	367,535

KDDI Corp.	20,007	461,112

MTN Group Ltd.	8,651	62,678

Orange Belgium SA	3,054	64,074

Sprint Corp.*	6,193	34,557

VEON Ltd. ADR	8,021	18,769

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,018,061

TOTAL COMMON STOCKS (COST $135,405,056)		$150,066,165

ANNUAL REPORT / April 30, 2019

33    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Core MSCI EAFE ETF	2,384	$149,143

Nomura TOPIX ETF	4,996	76,106

TOTAL INVESTMENT COMPANIES (COST $209,335)		$225,249

PREFERRED STOCKS – 0.2%

COMMUNICATION SERVICES – 0.0%**

Telefonica Brasil SA 1.51%	3,200	38,022

CONSUMER DISCRETIONARY – 0.1%

Porsche Automobil Holding SE 1.76%	401	27,877

Volkswagen AG 3.96%	966	168,666

TOTAL CONSUMER DISCRETIONARY		$196,543

CONSUMER STAPLES – 0.0%**

Henkel AG & Co. KGaA 1.85%	353	35,748

Description	Number of Shares	Value

UTILITIES – 0.1%

Cia Paranaense de Energia 0.38%	7,600	$79,487

TOTAL PREFERRED STOCKS (COST $314,487)		$349,800

MONEY MARKET FUND – 8.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	15,067,208	$15,067,208

TOTAL MONEY MARKET FUND (COST $15,067,208)		$15,067,208

TOTAL INVESTMENTS – 98.4% (COST $150,996,086)		$165,708,422

OTHER ASSETS LESS LIABILITIES – 1.6%		2,615,426

TOTAL NET ASSETS – 100.0%		$168,323,848

Cost of investments for Federal income tax purposes is $151,929,226. The net unrealized appreciation/(depreciation) of investments was $13,637,038. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $19,563,046 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(5,926,008).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$2,169,920	$229,152	$—	$2,399,072

Air Freight & Logistics	829,797	204,161	—	1,033,958

Airlines	141,699	185,343	—	327,042

Auto Components	78,050	1,108,167	—	1,186,217

Automobiles	—	1,175,810	—	1,175,810

Beverages	2,236,210	2,124,710	—	4,360,920

Biotechnology	455,043	—	—	455,043

Building Products	1,132,601	539,181	—	1,671,782

Capital Markets	3,051,775	1,138,689	—	4,190,464

Chemicals	1,441,814	891,487	—	2,333,301

Commercial Banks	2,350,856	1,767,625	—	4,118,481

Commercial Services & Supplies	4,098,222	393,929	—	4,492,151

Communications Equipment	1,483,378	302,815	—	1,786,193

Computers & Peripherals	278,216	80,026	—	358,242

Construction & Engineering	—	2,329,477	—	2,329,477

Construction Materials	—	242,718	—	242,718

Consumer Finance	1,138,003	—	—	1,138,003

Containers & Packaging	2,500,132	68,448	—	2,568,580

Distributors	49,003	79,197	—	128,200

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    34

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Diversified Consumer Services	$348,692	$44,375	$—	$393,067

Diversified Financial Services	1,909,153	2,505,032	—	4,414,185

Diversified Telecommunication Services	880,603	1,802,424	—	2,683,027

Electric Utilities	1,924,885	791,233	—	2,716,118

Electrical Equipment	816,800	626,039	—	1,442,839

Electronic Equipment, Instruments & Components	422,251	659,864	—	1,082,115

Energy Equipment & Services	148,122	308,164	—	456,286

Entertainment	1,092,703	484,900	—	1,577,603

Food & Staples Retailing	265,748	604,181	—	869,929

Food Products	1,924,318	2,208,750	—	4,133,068

Gas Utilities	444,716	658,205	—	1,102,921

Health Care Equipment & Supplies	3,776,333	1,069,823	—	4,846,156

Health Care Providers & Services	2,637,390	—	—	2,637,390

Health Care Technology	—	64,724	—	64,724

Hotels, Restaurants & Leisure	2,942,161	1,027,076	—	3,969,237

Household Durables	1,915,228	424,894	—	2,340,122

Household Products	1,657,930	509,954	—	2,167,884

Independent Power & Renewable Electricity Producers	—	234,026	—	234,026

Industrial Conglomerates	78,654	49,263	—	127,917

Insurance	7,496,142	5,289,155	—	12,785,297

Interactive Media & Services	585,368	850,041	—	1,435,409

Internet & Catalog Retail	1,431,438	25,145	—	1,456,583

IT Services	5,728,702	594,791	—	6,323,493

Life Sciences Tools & Services	242,094	45,522	—	287,616

Machinery	2,420,926	1,189,781	—	3,610,707

Marine	—	656,751	—	656,751

Media	197,285	648,676	—	845,961

Metals & Mining	307,258	1,708,160	—	2,015,418

Multiline Retail	214,430	912,070	—	1,126,500

Multi-Utilities	730,624	931,375	—	1,661,999

Oil, Gas & Consumable Fuels	2,875,721	2,469,138	—	5,344,859

Paper & Forest Products	126,828	28,235	—	155,063

Personal Products	325,120	409,008	—	734,128

Pharmaceuticals	2,811,073	4,770,010	—	7,581,083

Professional Services	489,223	1,154,371	—	1,643,594

Real Estate Investment Trusts	5,786,903	545,212	—	6,332,115

Real Estate Management & Development	73,315	454,340	—	527,655

Road & Rail	4,038,366	92,611	—	4,130,977

Semiconductors & Semiconductor Equipment	3,354,200	408,138	—	3,762,338

Software	4,017,668	—	—	4,017,668

Specialty Retail	2,502,060	717,918	—	3,219,978

Technology Hardware, Storage & Peripherals	64,438	336,832	—	401,270

Textiles, Apparel & Luxury Goods	1,306,676	431,716	—	1,738,392

Tobacco	700,975	757,172	—	1,458,147

Trading Companies & Distributors	531,312	969,026	—	1,500,338

Transportation Infrastructure	—	313,106	—	313,106

Water Utilities	31,483	395,908	—	427,391

Wireless Telecommunication Services	53,326	964,735	—	1,018,061

Investment Companies	149,143	76,106	—	225,249

Preferred Stocks	117,509	232,291	—	349,800

Money Market Fund	15,067,208	—	—	15,067,208

ANNUAL REPORT / April 30, 2019

35    PORTFOLIOS OF INVESTMENTS

Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Total Investments in Securities	$110,397,220	$55,311,202	$—	$165,708,422

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$101,079	$—	$101,079

Total Assets - Other Financial Instruments	$—	$101,079	$—	$101,079

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(356)	$—	$(356)

Financial Futures Contracts	(3,461,017)	—	—	(3,461,017)

Total Liabilities - Other Financial Instruments	$(3,461,017)	$(356)	$—	$(3,461,373)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

*	Non-income producing security.

^	7-Day net yield.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt	Currency Code	Currency

EAFE	Europe, Australasia and the Far East	AUD	Australian Dollar
ETF	Exchange-Traded Fund	CAD	Canadian Dollar
GDR	Global Depositary Receipt	EUR	Euro
MSCI	Morgan Stanley Capital International	GBP	British Pound Sterling
NA	National Association	HKD	Hong Kong Dollar
OYJ	Public Limited Company	JPY	Japanese Yen
PLC	Public Limited Company	KRW	South Korean Won
REIT	Real Estate Investment Trust
SCA	Limited Partnership with Share Capital

At April 30, 2019, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

		Contracts to	Contract	Contract	Unrealized	Unrealized
Settlement Date	Counterparty	Deliver/Receive	Amount	at Value	Appreciation	(Depreciation)

CONTRACTS PURCHASED

5/1/2019	Goldman Sachs Bank USA	31,554 AUD	$22,248	$22,244	$ —	$ (4)

5/1/2019	Credit Suisse International	28,447 GBP	36,797	37,095	298	—

5/1/2019	Bank of Montreal	22,749 CAD	16,907	16,981	74	—

5/2/2019	Bank of New York Mellon	17,160,942 KRW	14,768	14,690	—	(78)

5/3/2019	HSBC Bank USA, N.A.	681,638 HKD	86,884	86,890	6	—

5/7/2019	HSBC Bank USA, N.A.	5,516,928 JPY	49,383	49,556	173	—

5/8/2019	State Street Corp.	11,410,982 JPY	102,020	102,508	488	—

5/9/2019	Credit Suisse International	2,290,293 JPY	20,510	20,576	66	—

CONTRACTS SOLD

5/1/2019	Bank of New York Mellon	3,926 CAD	2,917	2,931	—	(14)

5/2/2019	Bank of New York Mellon	1,688 EUR	1,881	1,893	—	(12)

5/3/2019	JP Morgan Chase Bank, N.A.	14,334 EUR	16,075	16,077	—	(2)

5/3/2019	Bank of New York Mellon	2,386 EUR	2,663	2,676	—	(13)

5/8/2019	State Street Corp.	1,518,140 JPY	13,573	13,638	—	(65)

5/8/2019	Bank of New York Mellon	27,099 JPY	242	243	—	(1)

5/9/2019	Credit Suisse International	5,754,079 JPY	51,528	51,695	—	(167)

6/19/2019	Bank of Montreal	3,310,000 CAD	2,489,119	2,473,984	15,135	—

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    36

Wilmington Global Alpha Equities Fund (concluded)

		Contracts to	Contract	Contract	Unrealized	Unrealized
Settlement Date	Counterparty	Deliver/Receive	Amount	at Value	Appreciation	(Depreciation)
CONTRACTS SOLD (continued)
6/19/2019	Goldman Sachs Bank USA	3,187,000 EUR	$3,629,375	$3,590,398	$ 38,977	$ —
6/19/2019	Bank of Montreal	2,266,000 GBP	3,008,794	2,962,932	45,862	—
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$101,079	$(356)

  At April 30, 2019, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount(a)	Contract Amount	Contract at Value	Unrealized Appreciation(b)	Unrealized Depreciation(b)
SHORT POSITIONS:
E-Mini Russell 2000 Index	June 2019	125	9,963,750	$9,750,768	$9,963,750	$—	$ (212,982)
E-Mini S&P Mid 400 Index	June 2019	88	17,365,920	16,634,088	17,365,920	—	(731,832)
E-Mini S&P 500 Index	June 2019	86	12,678,550	11,964,017	12,678,550	—	(714,533)
Euro STOXX 50 Index	June 2019	178	6,144,560EUR	6,431,193	6,910,392	—	(479,199)
FTSE 100 Index	June 2019	51	3,759,465GBP	4,715,541	4,938,684	—	(223,143)
MSCI EAFE Index	June 2019	224	21,470,400	20,513,512	21,470,400	—	(956,888)
S&P TSX 60 Index	June 2019	14	2,781,520CAD	1,991,810	2,075,108	—	(83,298)
TOPIX Index	June 2019	47	759,050,000JPY	6,724,548	6,783,690	—	(59,142)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						—	(3,461,017)
(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2019. If variation margin settles the same day, then no amount may be shown in the Statements of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Inflation-Linked & Fixed Income Securities:
U.S. Government Inflation-Linked Securities	20.7%
Mortgage-Backed Securities	2.9%
Foreign Government Inflation-Linked Securities	1.4%
Asset-Backed Securities	1.3%
Corporate Bonds	1.2%
Foreign Government Securities	0.2%
Real Estate Related Securities:
Exchange-Traded Funds	30.9%
Real Estate Investment Trusts	18.2%
Common Stocks	11.4%
Investment Companies	5.2%
Commodity Related Securities:
Exchange-Traded Funds	12.2%
Purchased Options	0.0%[3]
Written Options	0.0%[3]
TBA Sale Commitment	(0.1)%
Cash Equivalents[1]	0.3%
Other Assets and Liabilities – Net[2]	(5.8)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value (a)	Value

INFLATION-LINKED & FIXED INCOME SECURITIES – 27.7%

ASSET-BACKED SECURITIES – 1.3%

COLLATERALIZED LOAN OBLIGATION – 0.4%

Crown Point CLO Ltd., Series 2018-5A, Class A, (3 Month USD LIBOR + 0.94%), 3.53%, 7/17/28Δ	200,000	$198,704

Dryden Senior Loan Fund, Series 2012-25A, Class ARR, (3 Month USD LIBOR + 0.90%), 3.50%, 10/15/27Δ	300,000	299,343

Figueroa CLO Ltd., Series 2013-2A, Class A1RR, (3 Month USD LIBOR + 0.85%, Floor 0.85%), 3.48%, 6/20/27Δ	100,000	99,690

Description	Par Value (a)	Value

Symphony CLO Ltd., Series 2016-17A, Class AR, (3 Month USD LIBOR + 0.88%), 3.48%, 4/15/28Δ	260,000	$259,667

Venture CLO Ltd., Series 2012-12A, Class ARR, (3 Month USD LIBOR + 0.80%, Floor 0.80%), 3.43%, 2/28/26Δ
	270,000	269,084

WhiteHorse Ltd., Series 2015-10A, Class A1R, (3 Month USD LIBOR + 0.93%, Floor 0.93%), 3.52%, 4/17/27Δ	300,000	298,733

TOTAL COLLATERALIZED LOAN OBLIGATION		$1,425,221

DIVERSIFIED FINANCIAL SERVICES – 0.3%

Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M1, (1 Month USD LIBOR + 0.39%, Floor 0.39%), 2.87%, 3/25/36Δ	282,036	283,538

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    38

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

Bear Stearns Asset Backed Securities I Trust, Series 2005-TC1, Class M2, (1 Month USD LIBOR + 0.98%, Floor 0.98%), 3.45%, 5/25/35Δ	545,623	$537,547

TOTAL DIVERSIFIED FINANCIAL SERVICES		$821,085

WHOLE LOAN – 0.6%

Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A3, (1 Month USD LIBOR + 0.22%, Floor 0.22%), 2.70%, 8/25/36Δ	1,040,620	1,040,236

Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB2, Class M2, (1 Month USD LIBOR + 0.95%, Floor 0.63%), 3.42%, 4/25/36Δ	213,058	206,045

Navient Student Loan Trust, Series 2016-7A, Class A, (1 Month USD LIBOR + 1.15%), 3.63%, 3/25/66Δ	216,270	217,587

Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Class M2, (1 Month USD LIBOR + 0.29% , Floor 0.29%), 2.77%, 3/25/36Δ	200,000	195,196

Saxon Asset Securities Trust, Series 2005-1, Class M2, (1 Month USD LIBOR + 0.72%, Cap 10.00%, Floor 0.48%), 2.63%, 5/25/35Δ	208,458	195,204

TOTAL WHOLE LOAN		$1,854,268

TOTAL ASSET-BACKED SECURITIES
(COST $3,780,836)		$4,100,574

CORPORATE BONDS – 1.2%

COMMUNICATION SERVICES – 0.1%

AT&T, Inc.,
Sr. Unsecured,

(3 Month USD LIBOR + 0.75%),
3.38%, 6/01/21#,Δ	100,000	100,666

5.15%, 2/15/50	100,000	105,132

TOTAL COMMUNICATION SERVICES		$205,798

ENERGY – 0.2%

Enbridge, Inc., Company Guaranteed, (3 Month USD LIBOR + 0.40%), 2.98%, 1/10/20Δ	100,000	100,027

NextEra Energy Capital Holdings, Inc., Company Guaranteed, (3 Month USD	110,000	110,007
LIBOR + 0.32%), 2.93%, 9/03/19Δ

Petrobras Global Finance BV, Company Guaranteed,

6.00%, 1/27/28	291,000	298,639

7.38%, 1/17/27	100,000	111,600

TOTAL ENERGY		$620,273

FINANCIALS – 0.8%

Bank of Montreal, Sr. Unsecured, MTN, 1.86%, 6/03/19‡	100,000CAD	74,518

Description	Par Value (a)	Value

Credit Suisse Group Funding Guernsey Ltd., Company Guaranteed, 3.80%, 9/15/22	250,000	$255,373

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.81%, 9/15/20Δ	600,000	605,835

ING Bank NV, Covered Bonds, 2.63%, 12/05/22	200,000	200,025

International Lease Finance Corp.,
Sr. Unsecured,

6.25%, 5/15/19	100,000	100,111

8.25%, 12/15/20	100,000	107,845

Intesa Sanpaolo SpA, Sr. Unsecured, 6.50%, 2/24/21	300,000	314,155

Jyske Realkredit A/S, 111E, Covered Bonds, 2.50%, 10/01/47	43,743DKK	6,904

Nordea Kredit Realkreditaktieselskab, Covered Bonds, 2.50%, 10/01/47	448DKK	71

Nykredit Realkredit A/S, 01E, Covered Bonds, 2.50%, 10/01/47	114,679DKK	18,125

Realkredit Danmark A/S, 23S, Covered Bonds, MTN, 2.50%, 7/01/47	78,285DKK	12,296

Royal Bank of Canada, Series 0025, Sr. Unsecured, 1.85%, 5/31/19‡	100,000CAD	74,530

Toronto-Dominion Bank, Sr. Unsecured, 1.85%, 5/31/19Δ	100,000CAD	74,530

UBS AG, Sr. Unsecured, (3 Month USD LIBOR + 0.58%), 3.17%, 6/08/20Δ	200,000	200,915

UniCredit SpA, Sr. Unsecured, 7.83%, 12/04/23
	400,000	449,276

TOTAL FINANCIALS		$2,494,509

INTERNET SOFTWARE & SERVICES – 0.0%**

eBay, Inc., Sr. Unsecured, 2.75%, 1/30/23	100,000	99,095

OIL & GAS – 0.0%**

Sempra Energy, Sr. Unsecured, (3 Month USD LIBOR + 0.45%), 3.06%, 3/15/21Δ	100,000	98,699

TOBACCO – 0.1%

BAT Capital Corp., Company Guaranteed, (3 Month USD LIBOR + 0.59%), 3.28%, 8/14/20Δ	100,000	99,886

TOTAL CORPORATE BONDS
(COST $3,535,355)		$3,618,260

FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES – 1.4%

GOVERNMENT – 1.4%

Australia Government Bond, Sr. Unsecured,

1.25%, 2/21/22	160,000AUD	132,936

3.00%, 9/20/25	310,000AUD	316,763

French Republic Government Bond OAT,

1.85%, 7/25/27	100,000EUR	154,911

2.10%, 7/25/23	400,000EUR	585,344

2.25%, 7/25/20	400,000EUR	596,604

ANNUAL REPORT / April 30, 2019

39    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

Italy Buoni Poliennali Del Tesoro, Sr. Unsecured, 2.35%, 9/15/24	110,000EUR	$137,740

Japanese Government CPI Linked Bond, Sr. Unsecured, 0.10%, 3/10/28	30,168,900JPY	281,661

Mexican Udibonos, 4.50%, 11/22/35	2,059,597MXN	117,351

New Zealand Government Inflation Linked Bond, Sr. Unsecured, 2.00%, 9/20/25	1,150,000NZD	896,390

Peruvian Government International Bond, Sr. Unsecured, 5.94%, 2/12/29	200,000PEN	63,997

United Kingdom Gilt Inflation Linked Bond,

0.13%, 3/22/46	61,896GBP	133,114

0.13%, 8/10/48	20,000GBP	46,100

0.13%, 11/22/56	1,000GBP	2,741

0.13%, 8/10/28	428,572GBP	690,586

0.13%, 11/22/65	25,000GBP	81,372

TOTAL GOVERNMENT		$4,237,610

TOTAL FOREIGN GOVERNMENT INFLATION-LINKED SECURITIES (COST $4,437,510)		$4,237,610

FOREIGN GOVERNMENT SECURITIES – 0.2%

GOVERNMENT – 0.2%

Argentina Bonar Bonds, (Argentina Deposit Rates Badlar Private Banks + 2.00%), 44.50%, 4/03/22Δ	129,000ARS	2,585

Argentina POM Politica Monetaria, (Argentina Cental Bank + 0.00%), 54.47%, 6/21/20Δ	5,930,000ARS	143,790

Argentine Republic Government International Bond, Sr. Unsecured, 5.88%, 1/11/28#	100,000ARS	69,464

Corp. Andina de Fomento, Series 11U, Sr. Unsecured, 3.95%, 10/15/21	5,210,196MXN	266,398

Peru Government Bond, Sr. Unsecured, 6.15%, 8/12/32	700,000PEN	223,299

TOTAL GOVERNMENT		$705,536

TOTAL FOREIGN GOVERNMENT SECURITIES (COST $985,525)		$705,536

MORTGAGE-BACKED SECURITIES – 2.9%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.2%

Fannie Mae Pool,

3.50%, 9/01/45	140,873	143,015

3.50%, 9/01/46	534,818	542,947

Fannie Mae Pool TBA,

3.50%, 6/01/49	4,470,000	4,508,065

4.00%, 6/01/49	1,500,000	1,538,555

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$6,732,582

Description	Par Value (a)	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) – 0.1%

Ginnie Mae Pool, Series 2018-H15, Class FG,

(12 Month USD LIBOR + 0.15%, Cap 7.50%, Floor 0.15%), 3.03%, 8/20/68Δ	100,920	$97,647

(1 Month LIBOR + 0.40%, Cap 6.50%, Floor 0.40%), 2.88%, 2/20/49Δ	298,492	298,366

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$396,013

WHOLE LOAN – 0.6%

Grifonas Finance PLC, Series 1, Class A, (6 Month EURIBOR + 0.28%), 0.05%, 8/28/39Δ	401,672EUR	413,455

Sequoia Mortgage Trust, Series 6, Class A, (1 Month USD LIBOR + 0.64%, Cap 11.00%, Floor 0.32%), 3.13%, 4/19/27Δ	560,180	534,512

Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1, (3 Month GBP LIBOR + 1.03%), 1.85%, 10/20/51Δ	300,000GBP	391,298

Trinity Square PLC, Series 2015-1A, Class A, (3 Month GBP LIBOR + 1.15%), 1.97%, 7/15/51Δ	323,187GBP	424,879

WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A4,

3.63%, 11/25/36Δ	172,666	163,792

4.17%, 3/25/37Δ	60,372	58,102

TOTAL WHOLE LOAN		$1,986,038

TOTAL MORTGAGE-BACKED SECURITIES (COST $9,079,854)		$9,114,633

U.S. GOVERNMENT INFLATION-LINKED SECURITIES – 20.7%

U.S. TREASURY INFLATION INDEXED BONDS – 20.7%

U.S. Treasury Inflation Indexed Bond,

0.13%, 4/15/20	1,458,000	1,565,849

0.13%, 4/15/21	977,000	1,033,953

0.13%, 1/15/22	1,082,000	1,198,949

0.13%, 4/15/22	3,409,000	3,509,713

0.13%, 1/15/23	1,603,000	1,738,220

0.13%, 7/15/24	4,246,000	4,474,669

0.13%, 7/15/26	811,000	835,608

0.25%, 1/15/25	1,988,000	2,099,821

0.38%, 7/15/23	1,999,000	2,179,339

0.38%, 7/15/25	2,499,000	2,661,214

0.38%, 1/15/27	939,000	972,352

0.38%, 7/15/27	1,210,000	1,238,766

0.50%, 1/15/28	3,038,000	3,103,301

0.63%, 7/15/21	312,000	352,920

0.63%, 4/15/23	300,000	307,755

0.63%, 1/15/24	591,000	647,392

0.63%, 1/15/26	5,458,000	5,861,238

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    40

Wilmington Real Asset Fund (continued)

Description	Par Value (a)	Value

0.63%, 2/15/43	196,000	$201,324

0.75%, 7/15/28	1,200,000	1,234,000

0.75%, 2/15/42	839,000	908,561

0.75%, 2/15/45	643,000	658,522

0.88%, 1/15/29	1,270,000	1,310,208

0.88%, 2/15/47	962,000	989,221

1.00%, 2/15/46	1,304,000	1,407,255

1.00%, 2/15/48	1,514,000	1,571,119

1.25%, 7/15/20	983,000	1,154,226

1.38%, 2/15/44	2,417,000	2,876,381

1.75%, 1/15/28	2,347,000	3,122,106

2.00%, 1/15/26	721,000	1,010,418

2.13%, 2/15/40	190,000	275,818

2.13%, 2/15/41	659,000	949,710

2.38%, 1/15/25	1,273,000	1,893,563

2.38%, 1/15/27	594,000	848,753

2.50%, 1/15/29	2,303,000	3,206,455

3.38%, 4/15/32	146,000	279,317

3.63%, 4/15/28	2,488,000	4,924,458

3.88%, 4/15/29	828,000	1,678,139

TOTAL U.S. TREASURY INFLATION INDEXED BONDS		$64,280,613

TOTAL U.S. GOVERNMENT INFLATION-LINKED SECURITIES (COST $63,468,791)		$64,280,613

TOTAL INFLATION-LINKED & FIXED INCOME SECURITIES (COST $85,287,871)		$86,057,226

	Number of Shares

REAL ESTATE RELATED SECURITIES – 65.7%

COMMON STOCKS – 11.4%

DIVERSIFIED – 0.0%**

Argosy Property Ltd.	61,413	$54,007

Stride Property Group	41,068	55,693

TOTAL DIVERSIFIED		$109,700

DIVERSIFIED REAL ESTATE ACTIVITIES – 5.5%

Airport City Ltd.*	6,795	112,838

Allreal Holding AG*	1,074	171,381

CapitaLand Ltd.	212,900	553,245

Chinese Estates Holdings Ltd.	47,000	49,066

City Developments Ltd.	56,000	368,602

Daito Trust Construction Co. Ltd.	6,700	897,153

Daiwa House Industry Co. Ltd.	58,300	1,634,121

DIC Asset AG	3,489	38,282

Far East Consortium International Ltd.	117,000	55,392

Hang Lung Properties Ltd.	176,000	414,256

Heiwa Real Estate Co. Ltd.	4,300	82,948

Description	Number of Shares	Value

Hembla AB*	2,744	$51,898

Henderson Land Development Co. Ltd.	131,578	810,935

K Wah International Holdings Ltd.	120,000	75,315

Kerry Properties Ltd.	52,000	222,579

Lendlease Group	51,848	486,198

Leopalace21 Corp.*	16,600	28,120

Mitsubishi Estate Co. Ltd.	120,200	2,032,576

Mitsui Fudosan Co. Ltd.	85,300	1,975,713

Mobimo Holding AG	592	136,509

New World Development Co. Ltd.	519,000	859,833

Nippon Commercial Development Co. Ltd.	1,200	16,020

Nomura Real Estate Holdings, Inc.	11,000	233,918

OUE Ltd.	34,900	45,180

PATRIZIA Immobilien AG	3,400	70,917

Property & Building Corp. Ltd.	169	14,946

Quabit Inmobiliaria SA*	9,616	13,250

SAMTY Co. Ltd.	1,500	19,462

Shinoken Group Co. Ltd.	2,800	18,137

Star Mica Co. Ltd.	1,200	14,315

Sumitomo Realty & Development Co. Ltd.	41,000	1,515,774

Sun Frontier Fudousan Co. Ltd.	3,400	34,786

Sun Hung Kai Properties Ltd.	133,000	2,295,360

Tokyo Tatemono Co. Ltd.	19,500	220,108

Tokyu Fudosan Holdings Corp.	49,200	277,579

Tricon Capital Group, Inc.	10,434	82,946

UOL Group Ltd.	48,300	269,575

Wharf Holdings Ltd.	99,000	284,523

Wheelock & Co. Ltd.	68,000	484,596

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$16,968,352

OFFICE – 0.0%**

Precinct Properties New Zealand Ltd.	94,100	100,596

REAL ESTATE DEVELOPMENT – 1.3%

ADLER Real Estate AG	3,054	43,921

Aedas Homes SAU*	1,151	28,680

Ardepro Co. Ltd.*	37,900	13,330

Aveo Group	36,594	55,014

Bukit Sembawang Estates Ltd.	14,700	61,592

Cedar Woods Properties Ltd.	4,976	19,987

China Merchants Land Ltd.*	134,000	23,400

CK Asset Holdings Ltd.	229,000	1,841,284

DREAM Unlimited Corp., Class A	9,069	50,635

Forestar Group, Inc.*	1,558	30,023

Frasers Property Ltd.	42,800	58,570

Goldcrest Co. Ltd.	2,100	27,675

Greenland Hong Kong Holdings Ltd.	101,000	41,519

GuocoLand Ltd.	27,100	38,868

Helical PLC	12,067	54,236

ANNUAL REPORT / April 30, 2019

41    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Howard Hughes Corp. (The)*	651	$72,261

Katitas Co. Ltd.	2,100	69,982

Metrovacesa SA*	3,401	39,290

Nexity SA	4,185	195,751

Oxley Holdings Ltd.	80,600	19,217

Road King Infrastructure Ltd.	28,000	63,584

Selvaag Bolig ASA	6,948	39,446

Sino Land Co. Ltd.	288,000	506,608

St. Modwen Properties PLC	19,519	104,754

TAG Immobilien AG	11,768	265,016

Tosei Corp.	2,300	19,128

Villa World Ltd.	19,108	30,223

Wang On Properties Ltd.	288,000	37,877

TOTAL REAL ESTATE DEVELOPMENT		$3,851,871

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

ADO Properties SA	2,243	117,903

Aeon Mall Co. Ltd.	9,800	150,459

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$268,362

REAL ESTATE OPERATING COMPANIES – 4.5%

ADO Group Ltd.*	4,400	92,519

Alony Hetz Properties & Investments Ltd.	9,449	115,153

Alrov Properties & Lodgings Ltd.	1	24

Amot Investments Ltd.	12,568	74,097

Arealink Co. Ltd.	1,100	11,231

Aroundtown SA	60,437	491,024

Azrieli Group Ltd.	3,114	177,413

Bayside Land Corp.	44	21,585

Big Shopping Centers Ltd.*	209	14,630

Brack Capital Properties NV*	235	24,825

CA Immobilien Anlagen AG	6,297	220,890

Capital & Counties Properties PLC	68,427	216,371

Castellum AB	22,751	409,050

Catena AB	1,465	37,706

Chip Eng Seng Corp. Ltd.	44,800	26,190

Citycon OYJ	5,848	59,754

Daibiru Corp.	5,100	45,227

Deutsche EuroShop AG	5,166	155,255

Deutsche Wohnen SE	30,869	1,390,513

Dios Fastigheter AB	6,443	45,867

Entra ASA	10,902	158,238

Fabege AB	22,467	312,060

Fastighets AB Balder, Class B*	8,607	272,265

First Capital Realty, Inc.	13,912	221,707

Gazit-Globe Ltd.	8,742	70,567

Grainger PLC	52,462	172,530

Grand City Properties SA	8,643	203,664

Description	Number of Shares	Value

Hang Lung Group Ltd.	75,000	$223,681

Hemfosa Fastigheter AB	14,798	122,459

Hongkong Land Holdings Ltd.	100,200	699,587

Hufvudstaden AB, Class A	10,114	168,532

Hulic Co. Ltd.	42,300	364,929

Hysan Development Co. Ltd.	53,001	297,056

Ichigo, Inc.	23,100	74,613

IMMOFINANZ AG*	8,216	210,717

Inmobiliaria Colonial Socimi SA	30,446	328,036

Intershop Holding AG	103	50,474

Jerusalem Economy Ltd.*	17,713	58,967

Keihanshin Building Co. Ltd.	10,000	91,713

Kennedy-Wilson Holdings, Inc.	2,630	56,650

Klovern AB, Class B	62,004	83,917

Kungsleden AB	16,738	127,178

Langham Hospitality Investments & Langham Hospitality Investments Ltd.	59,000	24,140

LEG Immobilien AG	5,404	630,539

MAS Real Estate, Inc.	24,871	38,431

Melisron Ltd.	1,293	65,343

Nam Tai Property, Inc.#	3,727	37,195

Nyfosa AB*	14,798	88,106

PSP Swiss Property AG	3,582	365,500

S IMMO AG	4,007	87,723

Sagax AB, Class D	5,245	19,465

Swire Properties Ltd.	93,000	378,446

Swiss Prime Site AG*	6,816	547,354

Takara Leben Co. Ltd.	7,200	22,391

TLG Immobilien AG	6,412	188,903

TOC Co. Ltd.	6,500	40,632

Unizo Holdings Co. Ltd.	3,000	53,185

Victoria Park AB, Class B*	9,481	37,145

Vonovia SE	44,965	2,247,202

Wallenstam AB, Class B	16,464	158,443

Wharf Real Estate Investment Co. Ltd.	100,000	766,428

Wihlborgs Fastigheter AB	12,095	160,920

Zhuguang Holdings Group Co. Ltd.*	166,000	26,080

TOTAL REAL ESTATE OPERATING COMPANIES		$13,982,435

RETAIL – 0.0%**

Kiwi Property Group Ltd.	118,101	121,567

TOTAL COMMON STOCKS (COST $29,259,773)		$35,402,883

EXCHANGE-TRADED FUNDS – 30.9%

EQUITY FUNDS – 30.9%

Schwab U.S. REIT ETF#	615,000	27,269,100

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    42

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Vanguard Global ex-U.S. Real Estate ETF#	1,175,400	$68,760,900

TOTAL EQUITY FUNDS		$96,030,000

TOTAL EXCHANGE-TRADED FUNDS (COST $90,168,235)		$96,030,000

INVESTMENT COMPANIES – 5.2%

DIVERSIFIED – 5.1%

Tortoise MLP & Pipeline Fund	1,210,246	15,902,635

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

U.K. Commercial Property REIT Ltd.	51,100	58,962

REAL ESTATE OPERATING COMPANIES – 0.1%

F&C Commercial Property Trust Ltd.	66,616	106,869

TOTAL INVESTMENT COMPANIES (COST $16,299,657)		$16,068,466

REAL ESTATE INVESTMENT TRUSTS – 18.2%

DIVERSIFIED – 3.6%

Abacus Property Group	29,788	79,261

Activia Properties, Inc.	60	250,769

American Assets Trust, Inc.	1,696	78,338

Artis REIT	7,721	60,110

Charter Hall Group	39,423	273,072

Charter Hall Long Wale REIT	9,979	32,400

Cofinimmo SA	1,997	255,401

Cominar REIT	7,650	64,183

Covivio	5,332	577,084

Daiwa House REIT Investment Corp.	165	378,886

Dream Global REIT	8,629	88,821

Empire State Realty Trust, Inc., Class A	3,603	55,702

Gecina SA	4,805	717,936

Gladstone Commercial Corp.	1,116	24,273

Global Net Lease, Inc.	1,038	19,795

Goodman Property Trust	95,209	109,990

GPT Group (The)	152,833	618,218

Growthpoint Properties Australia Ltd.	18,802	55,723

H&R REIT	13,001	222,134

Hamborner REIT AG	5,966	62,654

Hankyu Hanshin REIT, Inc.	60	79,930

Heiwa REIT, Inc.	76	85,811

Hulic REIT, Inc.	97	158,973

ICADE	3,800	324,771

Ichigo Hotel REIT Investment Corp.	29	33,634

Kenedix Office Investment Corp.	36	240,841

Land Securities Group PLC	66,106	796,706

Lar Espana Real Estate Socimi SA	6,779	53,198

Lexington Realty Trust	4,640	42,085

Liberty Property Trust	3,085	153,139

LondonMetric Property PLC	61,105	161,288

Description	Number of Shares	Value

Mapletree North Asia Commercial Trust	185,400	$185,239

Marimo Regional Revitalization REIT, Inc.	21	21,677

Merlin Properties Socimi SA	30,735	419,241

Mirvac Group	315,497	631,590

NIPPON REIT Investment Corp.	35	130,647

Nomura Real Estate Master Fund, Inc.	383	561,184

NSI NV	1,341	53,144

Premier Investment Corp.	115	142,305

PS Business Parks, Inc.	356	54,689

RDI REIT PLC	25,734	42,367

REIT 1 Ltd.	11,700	53,232

Sakura Sogo REIT Investment Corp.	24	18,902

Samty Residential Investment Corp.	22	20,035

Schroder REIT Ltd.	71,756	53,303

Sekisui House REIT, Inc.	322	232,082

Soilbuild Business Space REIT	134,120	59,659

Star Asia Investment Corp.	40	39,007

Stockland	214,837	571,924

STORE Capital Corp.	3,851	128,315

Sunlight REIT	139,000	102,256

Suntec REIT	190,600	259,254

Tokyu REIT, Inc.	87	136,715

Tosei REIT Investment Corp.	15	15,515

United Urban Investment Corp.	274	437,454

VEREIT, Inc.	20,622	170,338

Washington REIT	2,685	75,824

WP Carey, Inc.	3,500	277,620

XYMAX REIT Investment Corp.	19	20,270

Yuexiu REIT	140,000	94,579

TOTAL DIVERSIFIED		$11,163,493

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**

Sella Capital Real Estate Ltd.	10,469	20,321

INDUSTRIALS – 2.4%

AIMS APAC REIT	42,000	43,835

Americold Realty Trust	2,863	91,645

APN Industria REIT	12,124	24,359

Ascendas REIT	226,700	500,774

Cache Logistics Trust	119,600	66,847

Dream Industrial REIT	7,428	63,873

Duke Realty Corp.	7,255	225,776

EastGroup Properties, Inc.	609	69,627

ESR-REIT	173,800	67,781

First Industrial Realty Trust, Inc.	3,581	126,302

Frasers Logistics & Industrial Trust	129,700	112,684

GLP J-REIT	342	367,999

Goodman Group	138,600	1,289,755

ANNUAL REPORT / April 30, 2019

43    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Granite REIT	1,863	$84,813

Hansteen Holdings PLC	66,138	81,047

Industrial & Infrastructure Fund Investment Corp.	153	173,989

Industrial Logistics Properties Trust	1,411	28,008

Innovative Industrial Properties, Inc.#	400	34,056

Japan Logistics Fund, Inc.	75	160,378

LaSalle Logiport REIT	103	110,485

Mapletree Industrial Trust	117,100	177,510

Mapletree Logistics Trust	193,750	211,145

Mitsubishi Estate Logistics REIT Investment Corp.	19	43,807

Mitsui Fudosan Logistics Park, Inc.	30	95,380

Monmouth Real Estate Investment Corp.	3,795	52,143

Montea CVA	593	49,887

Nippon Prologis REIT, Inc.	188	403,725

Prologis, Inc.	13,417	1,028,681

Rexford Industrial Realty, Inc.	2,066	78,281

Segro PLC	94,333	835,847

STAG Industrial, Inc.	2,307	66,395

Summit Industrial Income REIT	2,802	24,805

Terreno Realty Corp.	2,213	98,810

Tritax Big Box REIT PLC	140,153	271,846

Warehouses De Pauw CVA	1,462	219,399

TOTAL INDUSTRIALS		$7,381,694

OFFICE – 3.0%

Alexandria Real Estate Equities, Inc.	2,345	333,905

Allied Properties REIT	4,091	144,836

alstria Office REIT AG	13,125	206,072

Befimmo SA	2,034	116,578

Boston Properties, Inc.	3,407	468,871

Brandywine Realty Trust	4,927	75,827

CapitaLand Commercial Trust	235,800	336,887

Champion REIT	160,000	135,496

City Office REIT, Inc.	2,823	32,747

Columbia Property Trust, Inc.	2,483	56,389

Corporate Office Properties Trust	1,589	44,301

Cousins Properties, Inc.	11,756	112,505

Cromwell Property Group	145,377	115,324

Daiwa Office Investment Corp.	25	168,728

Derwent London PLC	9,493	392,896

Dexus	85,938	758,724

Douglas Emmett, Inc.	3,244	133,620

Dream Office REIT	3,839	66,768

Easterly Government Properties, Inc.	1,055	18,990

Equity Commonwealth	1,627	51,739

Franklin Street Properties Corp.	2,608	20,499

Description	Number of Shares	Value

Frasers Commercial Trust	88,500	$96,192

GDI Property Group	37,938	37,208

Global One Real Estate Investment Corp.	77	88,859

Great Portland Estates PLC	23,982	236,342

Green REIT PLC	41,277	78,471

Hibernia REIT PLC	74,159	118,948

Highwoods Properties, Inc.	1,959	87,332

Hudson Pacific Properties, Inc.	3,947	137,592

Ichigo Office REIT Investment	123	113,296

Intervest Offices & Warehouses NV	1,705	48,335

Invesco Office J-REIT, Inc.	775	118,113

Japan Excellent, Inc.	112	160,269

Japan Prime Realty Investment Corp.	79	315,854

Japan Real Estate Investment Corp.	122	676,266

JBG SMITH Properties	2,118	90,121

Keppel REIT	157,800	141,581

Kilroy Realty Corp.	2,079	159,896

Mack-Cali Realty Corp.	2,859	66,558

Manulife US REIT	87,000	75,698

MCUBS MidCity Investment Corp.	153	140,205

Mirai Corp.	156	68,596

Mori Hills REIT Investment Corp.	135	179,861

Mori Trust Sogo REIT, Inc.	86	129,658

Nippon Building Fund, Inc.	121	779,168

NorthStar Realty Europe Corp.	2,897	51,654

Office Properties Income Trust	693	18,808

One REIT, Inc.	16	39,689

Orix JREIT, Inc.	236	414,348

Paramount Group, Inc.	1,310	18,982

Piedmont Office Realty Trust, Inc., Class A	1,697	35,332

Prosperity REIT	177,000	76,083

Regional REIT Ltd.	31,547	43,388

SL Green Realty Corp.	720	63,605

Slate Office REIT	3,244	14,069

Tier REIT, Inc.	1,076	30,494

Vornado Realty Trust	4,016	277,666

Workspace Group PLC	11,242	145,007

TOTAL OFFICE		$9,165,246

REAL ESTATE OPERATING COMPANIES – 0.0%**

Picton Property Income Ltd. (The)	81,986	100,589

RESIDENTIAL – 1.7%

Advance Residence Investment Corp.	117	326,626

American Campus Communities, Inc.	3,170	149,624

American Homes 4 Rent, Class A	5,298	127,046

Apartment Investment & Management Co., Class A	3,340	164,862

Ascott Residence Trust	105,500	93,041

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    44

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

AvalonBay Communities, Inc.	2,946	$591,940

Bluerock Residential Growth REIT, Inc.	2,866	32,128

Boardwalk REIT	1,850	53,703

Camden Property Trust	1,986	199,891

Canadian Apartment Properties REIT	6,053	216,556

Civitas Social Housing PLC	43,515	49,690

Comforia Residential REIT, Inc.	53	140,077

Empiric Student Property PLC	50,467	61,643

Equity LifeStyle Properties, Inc.	1,891	220,680

Equity Residential	7,874	601,731

Essex Property Trust, Inc.	1,414	399,455

Front Yard Residential Corp.	2,160	21,406

Independence Realty Trust, Inc.	2,017	21,360

Ingenia Communities Group	24,221	52,556

InterRent REIT	6,334	64,252

Investors Real Estate Trust	389	23,449

Invitation Homes, Inc.	6,314	156,966

Irish Residential Properties REIT PLC	33,709	59,705

Japan Rental Housing Investments, Inc.	122	94,191

Kenedix Residential Next Investment Corp.	81	130,871

Killam Apartment REIT	2,717	38,391

Mid-America Apartment Communities, Inc.	2,435	266,413

NexPoint Residential Trust, Inc.	608	22,794

Nippon Accommodations Fund, Inc.	40	204,396

Northview Apartment REIT	2,317	48,737

Starts Proceed Investment Corp.	25	38,917

Sun Communities, Inc.	1,632	200,867

UDR, Inc.	5,732	257,653

UMH Properties, Inc.	2,326	32,680

UNITE Group PLC (The)	21,879	268,913

TOTAL RESIDENTIAL		$5,433,210

RETAIL – 4.8%

Acadia Realty Trust	1,857	52,442

AEON REIT Investment Corp.	121	146,240

Agree Realty Corp.	997	65,274

Altarea SCA	324	68,452

British Land Co. PLC (The)	90,072	698,840

Brixmor Property Group, Inc.	9,217	164,800

Brookfield Property REIT, Inc., Class A	8,930	186,012

BWP Trust	53,889	140,634

Capital & Regional PLC	68,165	21,346

CapitaLand Mall Trust	240,800	428,766

CapitaLand Retail China Trust	57,300	63,615

Cedar Realty Trust, Inc.	6,645	20,400

Charter Hall Retail REIT	32,471	106,519

Choice Properties REIT	15,070	153,433

Crombie REIT	2,904	30,997

Description	Number of Shares	Value

CT REIT	2,299	$24,196

Eurocommercial Properties NV	4,131	119,867

Federal Realty Investment Trust	1,666	222,994

Fortune REIT	134,000	173,612

Frasers Centrepoint Trust	42,700	75,018

Frontier Real Estate Investment Corp.	42	174,711

Fukuoka REIT Corp.	71	110,485

Getty Realty Corp.	2,065	66,968

Hammerson PLC	72,357	304,433

Immobiliare Grande Distribuzione SIIQ SpA	5,023	38,059

Intu Properties PLC	74,307	91,559

Japan Retail Fund Investment Corp.	234	447,134

Kenedix Retail REIT Corp.	44	106,560

Kimco Realty Corp.	8,123	141,259

Kite Realty Group Trust	2,614	41,275

Klepierre SA	18,263	648,960

Link REIT	183,500	2,144,006

Macerich Co. (The)	416	16,698

Mapletree Commercial Trust	150,000	212,942

Mercialys SA	5,377	70,728

National Retail Properties, Inc.	3,543	186,433

NewRiver REIT PLC	28,699	86,044

Realty Income Corp.	6,355	444,914

Regency Centers Corp.	3,297	221,459

Retail Estates NV	459	42,848

Retail Opportunity Investments Corp.	3,914	68,691

Retail Properties of America, Inc., Class A	4,680	57,517

Retail Value, Inc.	409	13,702

RioCan REIT	13,092	251,735

Saul Centers, Inc.	797	42,520

Scentre Group	463,142	1,249,325

Seritage Growth Properties, Class A#	1,064	47,444

Shaftesbury PLC	20,795	233,083

Shopping Centres Australasia Property Group	76,097	137,487

Simon Property Group, Inc.	6,663	1,157,363

SITE Centers Corp.	1,587	21,012

Slate Retail REIT, Class U	2,021	18,766

SmartCentres REIT	5,622	142,176

SPH REIT	57,300	43,385

Spirit Realty Capital, Inc.	1,365	55,228

Starhill Global REIT	128,800	71,966

Taubman Centers, Inc.	922	45,455

Unibail-Rodamco-Westfield	54,500	470,135

Unibail-Rodamco-Westfield	8,942	1,538,103

Urban Edge Properties	3,090	57,381

Vastned Retail NV	1,245	43,741

ANNUAL REPORT / April 30, 2019

45    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

Vicinity Centres	284,652	$510,477

Viva Energy REIT	30,988	53,815

Weingarten Realty Investors	2,342	67,777

Wereldhave NV	3,392	86,897

TOTAL RETAIL		$15,046,113

SPECIALIZED – 2.7%

Aedifica SA	1,553	139,493

Apple Hospitality REIT, Inc.	1,544	25,399

Arena REIT	17,467	36,058

Ascendas Hospitality Trust	89,000	60,823

Assura PLC	220,888	171,850

Big Yellow Group PLC	12,620	171,598

CareTrust REIT, Inc.	3,065	74,326

CDL Hospitality Trusts	63,800	75,032

Charter Hall Education Trust	30,135	79,216

Chatham Lodging Trust	1,087	21,403

Chesapeake Lodging Trust	1,463	41,696

CoreCivic, Inc.	2,464	51,276

CoreSite Realty Corp.	840	91,904

CubeSmart	4,498	143,531

CyrusOne, Inc.	1,438	80,082

DiamondRock Hospitality Co.	1,710	18,571

Digital Realty Trust, Inc.	4,574	538,406

EPR Properties	1,738	137,059

Extra Space Storage, Inc.	2,766	286,807

Far East Hospitality Trust	83,900	40,713

First REIT	38,800	27,675

Four Corners Property Trust, Inc.	1,094	31,113

Frasers Hospitality Trust	37,800	21,263

Gaming and Leisure Properties, Inc.	4,280	172,826

GEO Group, Inc. (The)	2,244	44,925

HCP, Inc.	10,314	307,151

Health Care & Medical Investment Corp.	17	17,390

Healthcare Realty Trust, Inc.	3,364	103,880

Healthcare Trust of America, Inc., Class A	4,580	126,316

Hersha Hospitality Trust	1,071	19,888

Hoshino Resorts REIT, Inc.	16	77,627

Hospitality Properties Trust	2,951	76,726

Host Hotels & Resorts, Inc.	16,738	322,039

Hotel Property Investments	10,758	25,780

InfraREIT, Inc.*	1,040	21,892

Invincible Investment Corp.	506	256,042

Iron Mountain, Inc.	4,986	161,945

Japan Hotel REIT Investment Corp.	382	310,906

Keppel DC REIT	79,000	87,636

Life Storage, Inc.	995	94,814

LTC Properties, Inc.	1,511	68,086

Description	Number of Shares	Value

MedEquities Realty Trust, Inc.	2,955	$31,648

Medical Properties Trust, Inc.	8,747	152,723

Mori Trust Hotel REIT, Inc.	32	39,393

National Health Investors, Inc.	1,042	78,598

National Storage Affiliates Trust	816	23,876

National Storage REIT	65,695	82,850

NorthWest Healthcare Properties REIT	2,862	24,482

Omega Healthcare Investors, Inc.#	4,271	151,151

Ooedo Onsen REIT Investment Corp.	20	15,644

OUE Hospitality Trust	87,500	46,058

Park Hotels & Resorts, Inc.	4,745	152,220

Parkway Life REIT	38,800	82,381

Pebblebrook Hotel Trust	2,280	74,237

Physicians Realty Trust	3,999	72,222

Primary Health Properties PLC	58,130	99,744

Public Storage	2,738	605,591

QTS Realty Trust, Inc., Class A	1,471	66,710

RLJ Lodging Trust	1,112	20,472

Rural Funds Group	24,910	39,884

Ryman Hospitality Properties, Inc.	1,260	100,296

Sabra Health Care REIT, Inc.	2,267	44,343

Safestore Holdings PLC	18,399	154,626

Senior Housing Properties Trust	4,582	36,793

Summit Hotel Properties, Inc.	3,569	41,436

Sunstone Hotel Investors, Inc.	5,431	78,206

Universal Health Realty Income Trust	726	58,821

Ventas, Inc.	8,043	491,508

VICI Properties, Inc.	8,575	195,510

Vital Healthcare Property Trust	24,302	34,592

Welltower, Inc.	8,100	603,693

Xenia Hotels & Resorts, Inc.	4,295	92,987

TOTAL SPECIALIZED		$8,453,858

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $47,143,172)		$56,764,524

TOTAL REAL ESTATE RELATED SECURITIES (COST $182,870,837)		$204,265,873

COMMODITY RELATED SECURITIES – 12.2%

EXCHANGE-TRADED FUNDS – 12.2%

COMMODITY FUNDS – 12.2%

iShares Commodities Select Strategy ETF#	409,100	13,569,847

iShares Gold Trust*	578,500	7,109,765

iShares Silver Trust*	202,600	2,840,452

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    46

Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

SPDR S&P Global Natural Resources ETF#	308,300	$14,320,535

TOTAL COMMODITY FUNDS		$37,840,599

TOTAL EXCHANGE-TRADED FUNDS (COST $37,887,508)		$37,840,599

TOTAL COMMODITY RELATED SECURITIES (COST $37,887,508)		$37,840,599

PURCHASED OPTIONS – 0.0%**

TOTAL PURCHASED OPTIONS
(SEE OPEN OPTION CONTRACTS TABLE) (COST $93,149)		$107,350

Description	Number of Shares	Value

SHORT-TERM INVESTMENTS – 0.1%

MONEY MARKET FUND – 0.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	461,314	$461,314

TOTAL SHORT-TERM INVESTMENTS (COST $461,314)		$461,314

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.2%

REPURCHASE AGREEMENTS – 0.2%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $39,761 collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $40,553.	$39,758	$39,758

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $99,932 collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $101,922.	99,924	99,924

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $99,932 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $101,922.	99,924	99,924

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $99,932 collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $101,923.	99,924	99,924

Mizuho Securities USA, 2.75%, dated 4/30/19, due 5/01/19, repurchase price $99,932 collateralized by U.S. Government Agency Securities, 3.50% to 5.00%, maturing 8/01/47 to 9/01/48; total market value of $101,922.	99,924	99,924

Description	Par Value	Value

RBC Dominion Securities, Inc., 2.72%, dated 4/30/19, due 5/01/19, repurchase price $99,932 collateralized by U.S. Government Agency Securities, 2.65% to 7.00%, maturing 4/01/34 to 4/20/49; total market value of $101,922.	$99,924	$99,924

TOTAL REPURCHASE AGREEMENTS
(COST $539,378)		$539,378

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $539,378)		$539,378

TOTAL INVESTMENTS IN SECURITIES 105.9%
(COST $307,140,057)		$329,271,740

WRITTEN OPTIONS – 0.0%**

TOTAL WRITTEN OPTIONS
(SEE OPEN OPTION CONTRACTS TABLE)		$(86,322)
(PREMIUMS RECEIVED $(189,264))

TBA SALE COMMITMENT – (0.1%)

MORTGAGE-BACKED SECURITIES – (0.1%)

Fannie Mae Pool, 3.00%, 6/13/49	(300,000)	(296,250)

TBA SALE COMMITMENT (PROCEEDS $(296,648))		$(296,250)

COLLATERAL FOR SECURITIES ON LOAN – (0.2%)		(539,378)

OTHER LIABILITIES LESS ASSETS – (5.6%)		(17,522,858)

TOTAL NET ASSETS – 100.0%		$310,826,932

ANNUAL REPORT / April 30, 2019

47    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Cost of investments for Federal income tax purposes is $313,323,841. The net unrealized appreciation/(depreciation) of investments was $16,028,255. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $21,450,547 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(5,422,292).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets

Investments in Securities

Inflation-Linked & Fixed Income Securities

Asset-Backed Securities	$—	$4,100,574	$—	$4,100,574

Corporate Bonds	—	3,618,260	—	3,618,260

Foreign Government Inflation-Linked Securities	—	4,237,610	—	4,237,610

Foreign Government Securities	—	705,536	—	705,536

Mortgage-Backed Securities	—	9,114,633	—	9,114,633

U.S. Government Inflation-Linked Securities	—	64,280,613	—	64,280,613

Real Estate Related Securities

Common Stocks	611,171	34,791,712	—	35,402,883

Exchange-Traded Funds	96,030,000	—	—	96,030,000

Investment Companies	15,902,635	165,831	—	16,068,466

Real Estate Investment Trusts	20,519,835	36,244,689	—	56,764,524

Commodity Related Securities

Exchange-Traded Funds	37,840,599	—	—	37,840,599

Purchased Options	—	107,350	—	107,350

Money Market Fund	461,314	—	—	461,314

Repurchase Agreements	—	539,378	—	539,378

Total Investments in Securities	$171,365,554	$157,906,186	$—	$329,271,740

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$98,960	$—	$98,960

Financial Futures Contracts	154,128	—	—	154,128

Credit Default Swaps	—	56,768	—	56,768

Interest Rate Swaps	—	316,942	—	316,942

Written Options	—	18,678	—	18,678

Total Assets - Other Financial Instruments	$154,128	$491,348	$—	$645,476

Liabilities

Other Financial Instruments!

Written Options	$—	$(105,000)	$—	$(105,000)

Forward Foreign Currency Contracts	—	(56,230)	—	(56,230)

Financial Futures Contracts	(275,157)	—	—	(275,157)

Credit Default Swaps	—	(17,930)	—	(17,930)

Interest Rate Swaps	—	(331,833)	—	(331,833)

TBA Sale Commitment	—	(296,250)	—	(296,250)

Total Liabilities - Other Financial Instruments	$(275,157)	$(807,243)	$—	$(1,082,400)

!

Other financial instruments are derivative instruments and a TBA Sale Commitment. Forward foreign currency contracts, financial futures contracts, credit default swaps and interest rate swaps are valued at the unrealized appreciation (depreciation) on the instrument and written options and TBA Sale Commitment are reported at their fair value at period end.

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    48

Wilmington Real Asset Fund (continued)

(a)	Par Value denominated in USD unless otherwise noted.
#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

‡	Zero coupon security. The rate shown reflects the effective yield at purchase date.
^	7-Day net yield.
*	Non-income producing security.
**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

CDX	Markit CDX Index

CMBX	Commercial Mortgage-Backed Index

CPI	Consumer Price Index

CVA	Dutch Certification

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

MTN	Medium Term Note

NA	National Association

NSA	Not seasonally adjusted

OAT	Obligations Assimilables

OYJ	Public Limited Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

RPI	Retail Price Index

TBA	To Be Announced Security

TELBOR	Tel Aviv Interbank Offered Rate

Currency Code Currency

ARS	Argentine Peso

AUD	Australian Dollar

CAD	Canadian Dollar

COP	Colombian Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound Sterling

IDR	Indonesian Rupiah

ILS	Israeli New Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	Korean Won

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Nuevo Sol

RUB	Russian Ruble

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

ANNUAL REPORT / April 30, 2019

49    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

At April 30, 2019, the Real Asset Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/ Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS PURCHASED

5/1/2019	JP Morgan Chase Bank, N.A.	200,000 CAD	$149,332	$149,287	$—	$(45)

5/1/2019	Citigroup Global Markets	100,000 CAD	74,665	74,643	—	(22)

5/3/2019	HSBC Bank USA, N.A.	1,873,000 EUR	2,091,868	2,101,327	9,459	—

5/3/2019	Citigroup Global Markets	1,385,000 GBP	1,788,314	1,806,349	18,035	—

5/3/2019	Citigroup Global Markets	1,355,000 NZD	903,100	905,005	1,905	—

5/3/2019	HSBC Bank USA, N.A.	642,000 AUD	452,626	452,578	—	(48)

5/3/2019	Citigroup Global Markets	306,000 CAD	227,200	228,410	1,210	—

5/3/2019	Goldman Sachs Bank USA	194,000 EUR	218,632	217,650	—	(982)

5/9/2019	Goldman Sachs Bank USA	2,386,000 ZAR	167,904	166,611	—	(1,293)

5/10/2019	Goldman Sachs Bank USA	1,279,336 ARS	27,918	28,445	527	—

5/15/2019	Credit Suisse International	24,443,815 RUB	368,518	377,212	8,694	—

5/15/2019	HSBC Bank USA, N.A.	6,607,000 MXN	347,818	347,643	—	(175)

6/11/2019	Citigroup Global Markets	704,508,695 COP	225,685	217,415	—	(8,270)

6/11/2019	Citigroup Global Markets	326,655,000 COP	104,304	100,807	—	(3,497)

6/19/2019	Goldman Sachs Bank USA	4,704,772,600 IDR	328,385	327,988	—	(397)

6/19/2019	HSBC Bank USA, N.A.	6,773,591 INR	94,070	96,762	2,692	—

7/1/2019	HSBC Bank USA, N.A.	2,340,000 DKK	357,815	353,594	—	(4,221)

7/15/2019	HSBC Bank USA, N.A.	2,642,118 RUB	39,820	40,417	597	—

8/15/2019	Citigroup Global Markets	19,394,812 RUB	294,808	295,465	657	—

CONTRACTS SOLD

5/3/2019	Bank of America NA	2,067,000 EUR	2,332,380	2,318,977	13,403	—

5/3/2019	Citigroup Global Markets	1,247,000 NZD	849,698	832,920	16,778	—

5/3/2019	JP Morgan Chase Bank, N.A.	1,145,000 GBP	1,493,255	1,493,336	—	(81)

5/3/2019	Goldman Sachs Bank USA	642,000 AUD	455,343	452,613	2,730	—

5/3/2019	Citigroup Global Markets	306,000 CAD	229,458	228,428	1,030	—

5/3/2019	JP Morgan Chase Bank, N.A.	240,000 GBP	314,967	313,014	1,953	—

5/3/2019	Goldman Sachs Bank USA	108,000 NZD	72,829	72,137	692	—

5/3/2019	Bank of New York Mellon	5,593 EUR	6,275	6,274	1	—

5/15/2019	Citigroup Global Markets	19,394,812 RUB	298,611	299,296	—	(685)

5/15/2019	Goldman Sachs Bank USA	11,997,504 MXN	634,027	631,275	2,752	—

5/15/2019	Societe Generale Securities	5,049,003 RUB	76,025	77,915	—	(1,890)

5/31/2019	Deutsche Bank AG	1,752,742 ARS	39,098	37,800	1,298	—

5/31/2019	JP Morgan Chase Bank, N.A.	200,000 CAD	149,443	149,413	30	—

6/3/2019	Citigroup Global Markets	100,000 CAD	74,726	74,712	14	—

6/4/2019	Citigroup Global Markets	32,700,000 JPY	293,123	294,437	—	(1,314)

6/4/2019	HSBC Bank USA, N.A.	1,873,000 EUR	2,097,590	2,107,310	—	(9,720)

6/4/2019	Citigroup Global Markets	1,385,000 GBP	1,791,325	1,809,575	—	(18,250)

6/4/2019	Citigroup Global Markets	1,355,000 NZD	903,607	905,612	—	(2,005)

6/4/2019	HSBC Bank USA, N.A.	642,000 AUD	452,991	452,982	9	—

6/4/2019	Citigroup Global Markets	306,000 CAD	227,374	228,625	—	(1,251)

6/19/2019	Goldman Sachs Bank USA	335,300,168 KRW	299,108	287,573	11,535	—

6/19/2019	Citigroup Global Markets	10,140,994 TWD	329,276	329,275	1	—

6/19/2019	Royal Bank of Canada	6,564,255 INR	94,000	93,771	229	—

6/19/2019	JP Morgan Chase Bank, N.A.	141,000 SGD	104,236	103,756	480	—

6/19/2019	Bank of America NA	86,945 SGD	64,293	63,979	314	—

6/26/2019	Barclays Bank PLC	1,410,000 MXN	71,595	73,679	—	(2,084)

7/1/2019	JP Morgan Chase Bank, N.A.	2,080,000 DKK	315,381	314,305	1,076	—

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    50

Wilmington Real Asset Fund (continued)

		Contracts to	Contract	Contract	Unrealized	Unrealized
Settlement Date	Counterparty	Deliver/Receive	Amount	at Value	Appreciation	(Depreciation)

CONTRACTS SOLD (continued)

7/1/2019	JP Morgan Chase Bank, N.A.	490,000 DKK	$74,299	$74,043	$ 256	$ —

7/17/2019	Goldman Sachs Bank USA	784,207 PEN	236,942	236,339	603	—

NET UNREALIZED APPRECIATION

(DEPRECIATION) ON FORWARD FOREIGN

CURRENCY CONTRACTS					$98,960	$(56,230)

At April 30, 2019, the Real Asset Fund had the following open option contracts:

		Number
	Expiration	of	Notional	Strike
Description	Date	Contracts	Amount(a)	Price(a)	Counterparty	Value

PURCHASED OPTIONS

CALL OPTIONS

Euro-Schatz Future	5/24/2019	76	8,664,000EUR	114.00EUR	Exchange Traded	$426

CALL SWAPTIONS

2-Year U.S. Treasury Note Future	2/20/2020	—	4,400,000	2.50	Morgan Stanley Capital Services LLC	31,545

2-Year U.S. Treasury Note Future	2/21/2020	—	4,300,000	2.50	Morgan Stanley Capital Services LLC	30,879

2-Year U.S. Treasury Note Future	3/26/2020	—	6,800,000	2.25	Morgan Stanley Capital Services LLC	33,242

2-Year U.S. Treasury Note Future	3/27/2020	—	2,200,000	2.25	Morgan Stanley Capital Services LLC	10,781

TOTAL CALL SWAPTIONS						106,447

PUT OPTIONS

Euro-Bobl Future	5/24/2019	25	3,150,000EUR	126.00EUR	Exchange Traded	140

Euro-Bund Future	5/24/2019	30	4,320,000EUR	144.00EUR	Exchange Traded	337

TOTAL PUT OPTIONS						477

TOTAL PURCHASED OPTIONS						$107,350

ANNUAL REPORT / April 30, 2019

51    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

		Number
	Expiration	of	Notional		Strike
Description	Date	Contracts	Amount(a)		Price(a)	Counterparty	Value

WRITTEN OPTIONS

CALL OPTIONS

Euro-Bund Future	5/24/2019	(4)	(664,000	)EUR	166.00EUR	Exchange Traded	$(1,346)

Euro-Bund Future	5/24/2019	(6)	(1,002,000	)EUR	167.00EUR	Exchange Traded	(673)

TOTAL CALL OPTIONS							(2,019)

CALL SWAPTIONS

5-Year U.S. Treasury Note Future	2/20/2020	—	(1,900,000)		2.52	Morgan Stanley Capital Services LLC	(29,222)

5-Year U.S. Treasury Note Future	2/21/2020	—	(1,800,000)		2.53	Morgan Stanley Capital Services LLC	(28,023)

5-Year U.S. Treasury Note Future	3/26/2020	—	(1,400,000)		2.34	Morgan Stanley Capital Services LLC	(15,538)

5-Year U.S. Treasury Note Future	3/26/2020	—	(1,400,000)		2.34	Morgan Stanley Capital Services LLC	(15,746)

5-Year U.S. Treasury Note Future	3/27/2020	—	(900,000)		2.36	Morgan Stanley Capital Services LLC	(10,529)

Interest Rate Cap Eurozone CPI	6/22/2035	—	(600,000	)EUR	3.00EUR	Goldman Sachs Bank USA	(2,245)

TOTAL CALL SWAPTIONS							(101,303)

PUT OPTIONS

Euro-Bund Future	5/24/2019	(4)	(650,000	)EUR	162.50EUR	Exchange Traded	(224)

Euro-Bund Future	5/24/2019	(4)	(656,000	)EUR	164.00EUR	Exchange Traded	(897)

TOTAL PUT OPTIONS							(1,121)

PUT SWAPTIONS

CDX.NA.IG.31.5Y	5/15/2019	—	(200,000)		1.10	Citibank NA	—

CDX.NA.IG.31.5Y	5/15/2019	—	(200,000)		1.20	Bank of America NA	—

CDX.NA.IG.31.5Y	9/18/2019	—	(200,000)		2.40	Goldman Sachs Bank USA	(1)

Interest Rate Cap U.S. CPI	4/10/2020	—	(8,300,000)		3.00	JP Morgan Chase Bank, N.A.	9,981

Interest Rate Cap U.S. CPI	4/22/2024	—	(1,300,000)		4.00	JP Morgan Chase Bank, N.A.	(35)

Interest Rate Cap U.S. CPI	5/16/2024	—	(100,000)		4.00	JP Morgan Chase Bank, N.A.	(6)

Interest Rate Floor U.S. 10-Year Swap Rate	1/2/2020	—	(3,600,000)		1.00	Morgan Stanley Capital Services LLC	(430)

Interest Rate Floor U.S. CPI	3/24/2020	—	(2,300,000)		0.00	JP Morgan Chase Bank, N.A.	(85)

Interest Rate Floor U.S. CPI	4/7/2020	—	(2,500,000)		216.69	Citibank NA	—

Interest Rate Floor U.S. CPI	4/10/2020	—	(8,300,000)		0.00	JP Morgan Chase Bank, N.A.	8,697

iTRAXX Europe S30 5Y	9/18/2019	—	(100,000	)EUR	2.40EUR	Goldman Sachs Bank USA	—

TOTAL PUT SWAPTIONS							18,121

TOTAL WRITTEN OPTIONS							$(86,322)

(a)	Notional Amount and Strike Price denominated in USD unless otherwise noted.

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    52

Wilmington Real Asset Fund (continued)

At April 30, 2019, the Real Asset Fund had open financial futures contracts as follows:

Underlying Contracts to	Expiration	Number of	Notional	Contract	Contract	Unrealized	Unrealized
Buy/Sell	Date	Contracts	Amount(a)	Amount	at Value	Appreciation(b)	(Depreciation)(b)

LONG POSITIONS:

10 - Year U.S Treasury Note Futures	June 2019	32	3,957,500	$3,944,698	$3,957,500	$ 12,802	$ —

2 - Year U.S. Treasury Note Futures	June 2019	7	1,491,055	1,486,918	1,491,055	4,137	—

Euro - Bobl Futures	June 2019	11	1,462,230EUR	1,646,818	1,658,423	11,605	—

Euro - Bund Futures	June 2019	50	8,265,500EUR	9,243,665	9,365,658	121,993	—

U.S. Treasury Ultra Bond Futures	June 2019	2	328,562	324,971	328,562	3,591	—

SHORT POSITIONS:

10 - Year Australian Treasury Bond Futures	June 2019	1	138,280AUD	96,141	97,941	—	(1,800)

10 - Year U.S. Treasury Ultra Futures	June 2019	32	4,217,000	4,168,047	4,217,000	—	(48,953)

3 - Year Australian Treasury Bond Futures	June 2019	2	227,855AUD	160,095	161,402	—	(1,307)

30 - Year Euro Buxl Bond Futures	June 2019	9	1,698,660EUR	1,860,341	1,926,230	—	(65,889)

5 - Year U.S. Treasury Note Futures	June 2019	7	809,484	802,256	809,484	—	(7,228)

Euro - BTP Futures	June 2019	12	1,565,520EUR	1,733,281	1,773,716	—	(40,435)

Euro - OAT Futures	June 2019	24	3,888,000EUR	4,353,787	4,414,998	—	(61,211)

Euro - Schatz Futures	June 2019	80	8,953,600EUR	10,139,879	10,155,482	—	(15,603)

GBP Long Gilt Futures	June 2019	10	1,273,200GBP	1,667,486	1,667,931	—	(445)

U.S. Treasury Long Bond Futures	June 2019	14	2,064,563	2,032,277	2,064,563	—	(32,286)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS						$154,128	$(275,157)
(a)	Notional Amount denominated in USD unless otherwise noted.

(b)

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open until April 30, 2019.

ANNUAL REPORT / April 30, 2019

53    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

At April 30, 2019, the Real Asset Fund had open interest rate swap agreements as follows:

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

CENTRALLY

CLEARED(d)

Chicago Mercantile Exchange#	6/21/19	400,000	1.25%	3-Month LIBOR	Quarter	$ (786)	$ (3,619)	$ 2,833	$ —

Chicago Mercantile Exchange#	12/16/22	700,000	2.25%	3-Month LIBOR	Quarter	(1,531)	1,563	—	(3,094)

Chicago Mercantile Exchange#	12/20/22	1,900,000	2.25%	3-Month LIBOR	Quarter	(4,208)	2,393	—	(6,601)

Chicago Mercantile Exchange#	10/19/23	100,000	2.66%	3-Month LIBOR	Quarter	1,432	—	1,432	—

Chicago Mercantile Exchange#	10/25/23	2,000,000	2.68%	3-Month LIBOR	Quarter	30,691	—	30,691	—

Chicago Mercantile Exchange#	11/19/23	1,000,000	2.67%	3-Month LIBOR	Quarter	15,054	—	15,054	—

Chicago Mercantile Exchange#	12/12/23	1,000,000	2.68%	3-Month LIBOR	Quarter	15,717	—	15,717	—

Chicago Mercantile Exchange#	12/19/23	1,400,000	2.50%	3-Month LIBOR	Quarter	10,898	(12,010)	22,908	—

London Clearing House#	12/19/23	300,000	2.75%	3-Month LIBOR	Quarter	5,720	(2,023)	7,743	—

Chicago Mercantile Exchange#	7/27/26	3,700,000	2.00%	3-Month LIBOR	Semi-Annual	71,046	46,583	24,463	—

Chicago Mercantile Exchange#	12/07/26	3,700,000	2.40%	3-Month LIBOR	Semi-Annual	10,776	24,582	—	(13,806)

Chicago Mercantile Exchange#	3/21/28	400,000NZD	3.25%	3-Month LIBOR	Semi-Annual	(23,832)	1,223	—	(25,055)

Chicago Mercantile Exchange#	4/17/28	1,370,000	3.10%	3-Month LIBOR	Semi-Annual	(28,625)	(4,156)	—	(24,469)

London Clearing House#	6/20/28	900,000	2.25%	3-Month LIBOR	Semi-Annual	15,976	49,659	—	(33,683)

Chicago Mercantile Exchange#	7/18/28	750,000	2.72%	3-Month LIBOR	Semi-Annual	(14,708)	—	—	(14,708)

Chicago Mercantile Exchange#	7/18/28	480,000	2.77%	3-Month LIBOR	Semi-Annual	(11,208)	—	—	(11,208)

Chicago Mercantile Exchange#	9/13/28	1,400,000	3.13%	3-Month LIBOR	Semi-Annual	(30,606)	—	—	(30,606)

Chicago Mercantile Exchange#	6/19/48	100,000	2.15%	3-Month LIBOR	Semi-Annual	12,106	—	12,106	—

Chicago Mercantile Exchange#	6/20/48	260,000	2.50%	3-Month LIBOR	Semi-Annual	12,539	30,360	—	(17,821)

Chicago Mercantile Exchange#	12/19/48	300,000	3.00%	3-Month LIBOR	Semi-Annual	(16,929)	17,921	—	(34,850)

London Clearing House#	3/20/29	28,820,000JPY	0.45%	6-Month LIBOR	Semi-Annual	(8,441)	(1,671)	—	(6,770)

London Clearing House#	9/18/49	100,000GBP	1.50%	6-Month LIBOR	Semi-Annual	97	1,605	—	(1,508)

London Clearing House*	3/15/24	490,000EUR	1.17%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	3,158	—	3,158	—

London Clearing House*	5/15/28	250,000EUR	1.62%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	11,729	16	11,713	—

London Clearing House*	11/15/38	100,000EUR	1.81%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	8,596	—	8,596	—

London Clearing House*	11/15/38	90,000EUR	1.80%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	7,468	6	7,462	—

London Clearing House*	3/15/39	100,000EUR	1.57%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	2,065	—	2,065	—

London Clearing House*	11/15/48	60,000EUR	1.95%	Eurostat Eurozone HICP Ex-Tobacco	At Term(1)	8,038	—	8,038	—

London Clearing House*	4/15/20	30,000EUR	1.00%	France CPI Ex-Tobacco	At Term(1)	(43)	—	—	(43)

London Clearing House*	8/15/20	10,000EUR	1.16%	France CPI Ex-Tobacco	At Term(1)	(81)	7	—	(88)

London Clearing House*	6/15/21	200,000EUR	1.35%	France CPI Ex-Tobacco	At Term(1)	(2,325)	—	—	(2,325)

London Clearing House*	3/15/24	1,200,000EUR	1.03%	France CPI Ex-Tobacco	At Term(1)	(130)	(236)	106	—

London Clearing House*	7/15/28	330,000EUR	1.62%	France CPI Ex-Tobacco	At Term(1)	15,943	—	15,943	—

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    54

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency	Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

London Clearing House*	7/15/20	500,000	1.72%	U.S. CPI NSA	At Term(1)	$ 790	$ —	$ 790	$ —

London Clearing House*	11/23/20	700,000	2.03%	U.S. CPI NSA	At Term(1)	451	—	451	—

London Clearing House*	11/25/20	700,000	2.02%	U.S. CPI NSA	At Term(1)	550	—	550	—

London Clearing House*	3/14/21	400,000	1.88%	U.S. CPI NSA	At Term(1)	859	—	859	—

London Clearing House*	3/18/21	600,000	1.93%	U.S. CPI NSA	At Term(1)	763	—	763	—

London Clearing House*	7/26/21	500,000	1.55%	U.S. CPI NSA	At Term(1)	12,397	16,923	—	(4,526)

London Clearing House*	9/12/21	460,000	1.60%	U.S. CPI NSA	At Term(1)	9,509	13,855	—	(4,346)

London Clearing House*	7/15/22	100,000	2.07%	U.S. CPI NSA	At Term(1)	(217)	—	—	(217)

London Clearing House*	2/05/23	640,000	2.21%	U.S. CPI NSA	At Term(1)	(7,680)	—	—	(7,680)

London Clearing House*	4/13/23	1,020,000	2.22%	U.S. CPI NSA	At Term(1)	(15,738)	—	—	(15,738)

London Clearing House*	4/27/23	390,000	2.26%	U.S. CPI NSA	At Term(1)	(7,005)	(40)	—	(6,965)

London Clearing House*	5/09/23	100,000	2.26%	U.S. CPI NSA	At Term(1)	(1,744)	—	—	(1,744)

London Clearing House*	5/10/23	160,000	2.28%	U.S. CPI NSA	At Term(1)	(2,927)	—	—	(2,927)

London Clearing House*	7/26/26	500,000	1.73%	U.S. CPI NSA	At Term(1)	(17,423)	(26,802)	9,379	—

London Clearing House*	9/12/26	460,000	1.80%	U.S. CPI NSA	At Term(1)	(12,278)	(21,247)	8,969	—

London Clearing House*	9/15/26	300,000	1.78%	U.S. CPI NSA	At Term(1)	(8,723)	(14,562)	5,839	—

London Clearing House*	9/20/27	150,000	2.18%	U.S. CPI NSA	At Term(1)	704	—	704	—

London Clearing House*	9/25/27	100,000	2.15%	U.S. CPI NSA	At Term(1)	136	—	136	—

London Clearing House*	10/17/27	300,000	2.16%	U.S. CPI NSA	At Term(1)	701	—	701	—

London Clearing House*	2/05/28	330,000	2.34%	U.S. CPI NSA	At Term(1)	8,094	716	7,378	—

London Clearing House*	5/09/28	150,000	2.36%	U.S. CPI NSA	At Term(1)	4,349	—	4,349	—

London Clearing House*	5/09/28	100,000	2.35%	U.S. CPI NSA	At Term(1)	2,823	—	2,823	—

London Clearing House*	5/10/28	160,000	2.36%	U.S. CPI NSA	At Term(1)	4,690	—	4,690	—

London Clearing House#	12/15/47	260,000	2.00%	U.S. Fed Fund Effective Rate	Annual	23,542	(486)	24,028	—

London Clearing House#	12/20/47	90,000	2.50%	U.S. Fed Fund Effective Rate	Annual	(1,361)	225	—	(1,586)

London Clearing House#	12/20/47	55,000	2.48%	U.S. Fed Fund Effective Rate	Annual	(590)	246	—	(836)

London Clearing House*	6/15/31	460,000GBP	3.10%	United Kingdom RPI All Items NSA	At Term(1)	(50,329)	(53,439)	3,110	—

London Clearing House*	10/15/31	640,000GBP	3.53%	United Kingdom RPI All Items NSA	At Term(1)	3,411	1,654	1,757	—

London Clearing House*	9/15/32	100,000GBP	3.47%	United Kingdom RPI All Items NSA	At Term(1)	(923)	(775)	—	(148)

London Clearing House*	9/15/33	10,000GBP	3.50%	United Kingdom RPI All Items NSA	At Term(1)	(89)	8	—	(97)

London Clearing House*	10/15/33	140,000GBP	3.58%	United Kingdom RPI All Items NSA	At Term(1)	2,655	—	2,655	—

						$ 64,993	$ 68,479	$269,959	$(273,445)

OVER THE

COUNTER(e)

Bank of America NA*	2/16/20	830,000ILS	0.97%	3-Month TELBOR	Annual	(1,137)	6	—	(1,143)

Bank of America NA*	6/20/20	510,000ILS	0.37%	3-Month TELBOR	Annual	(332)	—	—	(332)

Barclays Bank PLC*	6/20/20	440,000ILS	0.37%	3-Month TELBOR	Annual	(296)	—	—	(296)

Deutsche Bank AG*	6/20/20	420,000ILS	0.41%	3-Month TELBOR	Annual	(377)	—	—	(377)

Goldman Sachs Bank USA*	6/20/20	340,000ILS	0.37%	3-Month TELBOR	Annual	(222)	23	—	(245)

Bank of America NA#	2/16/28	180,000ILS	1.96%	3-Month TELBOR	Annual	1,473	(13)	1,486	—

Bank of America NA#	6/20/28	110,000ILS	2.00%	3-Month TELBOR	Annual	1,306	—	1,306	—

JP Morgan Chase Bank, N.A.#	6/20/28	90,000ILS	2.08%	3-Month TELBOR	Annual	1,259	—	1,259	—

Barclays Bank PLC#	6/20/28	90,000ILS	1.95%	3-Month TELBOR	Annual	957	—	957	—

Goldman Sachs Bank USA#	6/20/28	70,000ILS	2.00%	3-Month TELBOR	Annual	831	—	831	—

Bank of America NA*	11/23/20	2,400,000	1.57%	U.S. CPI NSA	At Term(1)	41,144	—	41,144	—

ANNUAL REPORT / April 30, 2019

55    PORTFOLIOS OF INVESTMENTS

Wilmington Real Asset Fund (continued)

Counterparty	Termination Date	Notional Amount(2)	Fixed Rate	Floating Rate	Payment Frequency		Fair Value	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

Morgan Stanley Capital Services LLC#	7/18/26	500,000	1.79%	U.S. CPI NSA	At Term	(1)	$(14,771)	$ —	$ —	$ (14,771)

Morgan Stanley Capital Services LLC#	7/19/26	800,000	1.81%	U.S. CPI NSA	At Term	(1)	(21,755)	—	—	(21,755)

Morgan Stanley Capital Services LLC*	7/20/26	500,000	1.80%	U.S. CPI NSA	At Term	(1)	(14,056)	—	—	(14,056)

Morgan Stanley Capital Services LLC*	9/20/26	200,000	1.81%	U.S. CPI NSA	At Term	(1)	(5,413)	—	—	(5,413)

							$(11,389)	$ 16	$ 46,983	$ (58,388)
NET UNREALIZED (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS							$53,604	$68,495	$316,942	$(331,833)

At April 30, 2019, the Real Asset Fund had open credit default swap agreements as follows:

Counterparty	Termination Date	Notional Amount(a)	Fixed Rate	Reference Equity /Obligation	Payment Frequency	Implied Credit Spread at April 30, 2019(b)	Fair Value(c)	Upfront Premium Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

CENTRALLY CLEARED(d)

Intercontinental Exchange###	12/20/23	388,000	5.00%	CDX.NA.HY.31.5Y	Quarter	2.92%	$(32,768)	$(21,631)	$ —	$(11,137)

Intercontinental Exchange###	12/20/20	20,000EUR	1.00%	Daimler AG	Quarter	0.23%	291	332	—	(41)

							$(32,477)	$(21,299)	$ —	$(11,178)

OVER THE COUNTER(e)

Goldman Sachs International##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.27%	4,898	(26,117)	31,015	—

Deutsche Bank AG##	10/17/57	400,000	0.50%	CMBX.NA.AAA.8	Monthly	0.27%	4,898	(20,855)	25,753	—

Barclays Bank PLC###	12/20/23	400,000	1.00%	Mexico LA BP	Quarter	1.02%	(184)	3,678	—	(3,862)

HSBC Bank USA, N.A.###	12/20/23	200,000	1.00%	Mexico LA BP	Quarter	1.02%	(92)	1,791	—	(1,883)

Bank of America NA###	12/20/23	100,000	1.00%	Mexico LA BP	Quarter	1.02%	(46)	961	—	(1,007)

							$9,474	$(40,542)	$56,768	$ (6,752)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON CREDIT DEFAULT SWAP CONTRACTS							$(23,003)	$(61,841)	$56,768	$(17,930)

(1) Termination date or maturity date.

(2) Notional Amount denominated in USD unless otherwise noted.

* Portfolio pays the fixed rate and receives the floating rate.

# Portfolio pays the floating rate and receives the fixed rate.

## The Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

### The Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(a) “Notional amount” represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional amount denominated in USD unless otherwise noted.

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    56

Wilmington Real Asset Fund (concluded)

(b) “Implied credit spreads”, represented in absolute terms, are utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(c) “Fair value” of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(d) The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements. The unrealized appreciation (depreciation) presented above is the cumulative change in the unrealized appreciation (depreciation) from the date the contract was open until April 30, 2019.

(e) The value shown on the Statements of Assets and Liabilities for over the counter swap agreements is based upon the value presented in the table above. Over the counter swap agreements for which the fair value is a positive number, and the upfront premiums paid (received) associated with them, are presented as assets on the Statements of Assets and Liabilities. Over the counter swap agreements for which the fair value is a negative number, and the upfront premiums paid (received), are presented as liabilities on the Statements of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Diversified Income Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Investment Companies:	Percentage of Total Net Assets
Exchange-Traded Funds	29.4%
Inflation-Protected Securities Fund	5.2%
Common Stocks	38.5%
Corporate Bonds	9.4%
U.S. Treasury	8.0%
Mortgage-Backed Securities	5.5%
Commercial Paper	1.3%
Collateralized Mortgage Obligations	0.3%
Enhanced Equipment Trust Certificates	0.2%
Government Agencies	0.1%
Cash Equivalents[1]	3.8%
Other Assets and Liabilities - Net[2]	(1.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Number of Shares	Value

INVESTMENT COMPANIES – 34.6%

EXCHANGE-TRADED FUNDS – 29.4%

iShares iBoxx High Yield Corporate Bond ETF	31,500	$2,738,610

iShares International Select Dividend ETF#	200,100	6,341,169

SPDR Dow Jones International Real Estate ETF#	42,625	1,644,473

Vanguard REIT ETF	10,700	928,439

TOTAL EXCHANGE-TRADED FUNDS		$11,652,691

INFLATION-PROTECTED SECURITIES FUND – 5.2%

Vanguard Inflation-Protected Securities Fund, Admiral Shares	80,876	2,048,593

TOTAL INVESTMENT COMPANIES (COST $14,142,928)		$13,701,284

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2012-114, Class VM, 3.50%, 10/25/25	$109,527	$111,991

WHOLE LOAN – 0.0%**

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 4.82%, 2/25/34Δ	14,949	14,995

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.64%, 11/25/35Δ	6,437	6,284

TOTAL WHOLE LOAN		$21,279

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $143,676)		$133,270

COMMERCIAL PAPER – 1.3%♦

Consolidated Edison Co., 2.62%, 5/09/19Ω	250,000	249,836

Duke Energy Corp., 2.60%, 5/07/19Ω	250,000	249,874

TOTAL COMMERCIAL PAPER (COST $499,746)		$499,710

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    58

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 9.4%

AEROSPACE & DEFENSE – 0.1%

Rockwell Collins, Inc., Sr. Unsecured, 3.50%, 3/15/27	$25,000	$24,789

AUTOMOTIVE – 0.1%

General Motors Financial Co., Inc., Company Guaranteed, 3.20%, 7/06/21	40,000	39,973

BEVERAGES – 0.2%

Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 2/01/46	20,000	20,336

Keurig Dr. Pepper, Inc., Company Guaranteed, 2.00%, 1/15/20	10,000	9,890

Keurig Dr. Pepper, Inc., Company Guaranteed, 2.70%, 11/15/22	40,000	39,284

TOTAL BEVERAGES		$69,510

BIOTECHNOLOGY – 0.2%

Amgen, Inc., Sr. Unsecured, 4.40%, 5/01/45	25,000	24,610

Celgene Corp., Sr. Unsecured, 2.75%, 2/15/23	25,000	24,749

Celgene Corp., Sr. Unsecured, 4.55%, 2/20/48	45,000	45,741

TOTAL BIOTECHNOLOGY		$95,100

CAPITAL MARKETS – 0.3%

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.20%), 3.27%, 9/29/25Δ	55,000	54,326

Goldman Sachs Group, Inc. (The), Sr. Unsecured, (3 Month USD LIBOR + 1.51%), 3.69%, 6/05/28Δ	35,000	34,601

Morgan Stanley, Subordinated, GMTN, 4.35%, 9/08/26	10,000	10,396

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 4/01/22	18,000	18,134

TOTAL CAPITAL MARKETS		$117,457

CHEMICALS – 0.0%**

DowDuPont, Inc., Sr. Unsecured, 3.77%, 11/15/20	15,000	15,243

COMMERCIAL BANKS – 0.6%

BB&T Corp., Sr. Unsecured, MTN, 2.45%, 1/15/20	30,000	29,949

Fifth Third Bancorp, Sr. Unsecured, 3.50%, 3/15/22	100,000	101,670

Fifth Third Bancorp, Subordinated, 4.30%, 1/16/24	20,000	21,043

SunTrust Banks, Inc., Sr. Unsecured, 2.90%, 3/03/21	30,000	30,092

U.S. Bancorp, Series V, Sr. Unsecured, MTN, 2.63%, 1/24/22	45,000	45,050

TOTAL COMMERCIAL BANKS		$227,804

Description	Par Value	Value

COMMERCIAL SERVICES & SUPPLIES – 0.1%

Total System Services, Inc., Sr. Unsecured, 3.75%, 6/01/23	$50,000	$51,068

COMPUTERS – 0.1%

Hewlett Packard Enterprise Co., Sr. Unsecured, 3.50%, 10/05/21	50,000	50,602

CONSUMER FINANCE – 0.1%

Capital One Financial Corp., Sr. Unsecured, 2.40%, 10/30/20	25,000	24,884

DIVERSIFIED FINANCIAL SERVICES – 1.0%

Bank of America Corp., Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	19,599

BlackRock, Inc., Sr. Unsecured, 3.38%, 6/01/22	38,000	38,805

Citigroup, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	35,000	34,682

FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	127,436

JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.30%, 8/15/21	100,000	99,130

Wells Fargo & Co., Subordinated, MTN, 4.40%, 6/14/46	40,000	40,458

Wells Fargo & Co., Series M, Subordinated, MTN, 3.45%, 2/13/23	35,000	35,353

TOTAL DIVERSIFIED FINANCIAL SERVICES		$395,463

ELECTRIC – 0.5%

DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	10,000	10,304

Entergy Corp., Sr. Unsecured, 5.13%, 9/15/20	90,000	92,156

WEC Energy Group, Inc., Sr. Unsecured, 3.38%, 6/15/21	70,000	70,776

WEC Energy Group, Inc., Sr. Unsecured, 3.10%, 3/08/22	45,000	45,269

TOTAL ELECTRIC		$218,505

ENVIRONMENTAL CONTROL – 0.1%

Waste Management, Inc., Company Guaranteed, 3.50%, 5/15/24	35,000	35,928

Waste Management, Inc., Company Guaranteed, 4.10%, 3/01/45	25,000	25,190

TOTAL ENVIRONMENTAL CONTROL		$61,118

FOOD & STAPLES RETAILING – 0.3%

Conagra Brands, Inc., Sr. Unsecured, 4.60%, 11/01/25	40,000	42,385

Kroger Co. (The), Sr. Unsecured, 2.80%, 8/01/22	35,000	34,806

Kroger Co. (The), Sr. Unsecured, 5.40%, 1/15/49	50,000	52,297

TOTAL FOOD & STAPLES RETAILING		$129,488

ANNUAL REPORT / April 30, 2019

59    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

FOREST PRODUCTS & PAPER – 0.2%

International Paper Co., Sr. Unsecured, 4.75%, 2/15/22	$15,000	$15,668

International Paper Co., Sr. Unsecured, 4.40%, 8/15/47	50,000	46,281

TOTAL FOREST PRODUCTS & PAPER		$61,949

HEALTH CARE EQUIPMENT & SUPPLIES – 0.2%

Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.30%, 2/15/22	20,000	20,239

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 2.70%, 4/01/20	55,000	54,870

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$75,109

HEALTH CARE PROVIDERS & SERVICES – 0.4%

Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	30,000	29,709

Cardinal Health, Inc., Sr. Unsecured, 3.08%, 6/15/24	35,000	34,457

CVS Health Corp., Sr. Unsecured, 5.05%, 3/25/48	30,000	29,613

UnitedHealth Group, Inc., Sr. Unsecured, 2.75%, 2/15/23	25,000	24,940

UnitedHealth Group, Inc., Sr. Unsecured, 2.95%, 10/15/27	25,000	24,446

TOTAL HEALTH CARE PROVIDERS & SERVICES		$143,165

HOME FURNISHINGS – 0.2%

Whirlpool Corp., Sr. Unsecured, 4.70%, 6/01/22	65,000	67,878

HOUSEHOLD PRODUCTS – 0.2%

Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 8/01/47	15,000	14,151

Tupperware Brands Corp., Company Guaranteed, 4.75%, 6/01/21	60,000	61,609

TOTAL HOUSEHOLD PRODUCTS		$75,760

INSURANCE – 0.7%

American International Group, Inc., Sr. Unsecured, 3.30%, 3/01/21	60,000	60,423

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	41,539

CNA Financial Corp., Sr. Unsecured, 3.95%, 5/15/24	35,000	36,043

Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	25,000	25,312

WR Berkley Corp., Sr. Unsecured, 4.63%, 3/15/22	60,000	62,832

WR Berkley Corp., Sr. Unsecured, 4.75%, 8/01/44	45,000	46,743

TOTAL INSURANCE		$272,892

MEDIA – 0.4%

CBS Corp., Company Guaranteed, 4.60%, 1/15/45	75,000	72,176

Description	Par Value	Value

Comcast Corp., Company Guaranteed, 4.70%, 10/15/48	$35,000	$38,206

Walt Disney Co. (The), Sr. Unsecured, GMTN, 4.13%, 6/01/44#	10,000	10,537

Warner Media LLC, Company Guaranteed, 4.85%, 7/15/45	25,000	25,569

TOTAL MEDIA		$146,488

MISCELLANEOUS MANUFACTURING – 0.3%

Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 3/01/24	45,000	46,059

Ingersoll-Rand Luxembourg Finance SA, Company Guaranteed, 3.50%, 3/21/26	55,000	55,359

Textron, Inc., Sr. Unsecured, 3.65%, 3/01/21	20,000	20,236

TOTAL MISCELLANEOUS MANUFACTURING		$121,654

OIL & GAS – 0.7%

BP Capital Markets PLC, Company Guaranteed, 2.50%, 11/06/22	50,000	49,656

Marathon Oil Corp., Sr. Unsecured, 4.40%,	70,000	72,531

Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 9/15/24	20,000	20,293

Phillips 66, Company Guaranteed, 4.30%, 4/01/22	20,000	20,930

Sempra Energy, Sr. Unsecured, 2.85%, 11/15/20	55,000	54,892

Shell International Finance BV, Company Guaranteed, 3.25%, 5/11/25	25,000	25,496

Valero Energy Corp., Sr. Unsecured, 4.00%, 4/01/29	30,000	30,341

Valero Energy Corp., Sr. Unsecured, 4.90%, 3/15/45	10,000	10,527

TOTAL OIL & GAS		$284,666

PHARMACEUTICALS – 0.3%

AbbVie, Inc., Sr. Unsecured, 2.50%, 5/14/20	30,000	29,910

AbbVie, Inc., Sr. Unsecured, 4.25%, 11/14/28	25,000	25,599

AbbVie, Inc., Sr. Unsecured, 4.40%, 11/06/42	20,000	18,657

Medco Health Solutions, Inc., Company Guaranteed, 4.13%, 9/15/20	20,000	20,310

Zoetis, Inc., Sr. Unsecured, 3.95%, 9/12/47	20,000	19,194

TOTAL PHARMACEUTICALS		$113,670

PIPELINES – 0.6%

Energy Transfer Operating LP, Company Guaranteed, 3.60%, 2/01/23	35,000	35,361

Energy Transfer Operating LP, Company Guaranteed, 4.20%, 4/15/27	40,000	40,295

Kinder Morgan, Inc., Company Guaranteed, 5.20%, 3/01/48	40,000	42,303

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    60

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

MPLX LP,
Sr. Unsecured, 4.00%, 3/15/28	$30,000	$30,087

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	45,000	51,054

Spectra Energy Partners LP,
Company Guaranteed, 4.50%, 3/15/45	25,000	25,392

TOTAL PIPELINES		$224,492

REAL ESTATE INVESTMENT TRUSTS – 0.7%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	15,000	16,167

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	25,000	25,298

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	100,000	99,795

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	15,000	15,556

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	40,000	40,408

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	15,000	15,075

Welltower, Inc.,
Sr. Unsecured, 3.63%, 3/15/24	55,000	56,213

TOTAL REAL ESTATE INVESTMENT TRUSTS		$268,512

SEMICONDUCTORS – 0.1%

Intel Corp.,
Sr. Unsecured, 2.70%, 12/15/22	35,000	35,072

TELECOMMUNICATIONS – 0.0%**

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	15,000	15,089

TRANSPORTATION – 0.5%

FedEx Corp.,
Company Guaranteed, 3.88%, 8/01/42	30,000	26,647

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	15,000	13,523

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.65%, 3/02/20	100,000	99,776

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	10,000	9,833

Union Pacific Corp.,
Sr. Unsecured, 3.15%, 3/01/24	45,000	45,600

TOTAL TRANSPORTATION		$195,379

TRUCKING & LEASING – 0.2%

GATX Corp.,
Sr. Unsecured, 2.60%, 3/30/20	60,000	59,802

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	20,000	20,912
TOTAL TRUCKING & LEASING		$80,714

TOTAL CORPORATE BONDS
(COST $3,649,839)		$3,703,493

	Number of
Description	Shares	Value

COMMON STOCKS – 38.5%

COMMUNICATION SERVICES – 1.8%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%

AT&T, Inc.	13,600	$421,056

Verizon Communications, Inc.	5,000	285,950

TOTAL COMMUNICATION SERVICES		$707,006

CONSUMER DISCRETIONARY – 1.9%

AUTOMOBILES – 0.5%

General Motors Co.	4,620	179,949

HOTELS, RESTAURANTS & LEISURE – 0.8%

Extended Stay America, Inc.	8,225	147,310

McDonald’s Corp.	910	179,789

		$327,099

MULTILINE RETAIL – 0.6%
Target Corp.	3,250	251,615

TOTAL CONSUMER DISCRETIONARY		$758,663

CONSUMER STAPLES – 3.0%

BEVERAGES – 1.2%

Coca-Cola Co. (The)	4,445	218,072
PepsiCo., Inc.	2,150	275,307

		$493,379

HOUSEHOLD PRODUCTS – 0.9%

Procter & Gamble Co. (The)	3,300	351,384

TOBACCO – 0.9%

Philip Morris International, Inc.	3,900	337,584

TOTAL CONSUMER STAPLES		$1,182,347

ENERGY – 4.2%

OIL, GAS & CONSUMABLE FUELS – 4.2%

BP PLC ADR	6,650	290,805

Chevron Corp.	3,800	456,228

Exxon Mobil Corp.	2,705	217,157

Occidental Petroleum Corp.	4,655	274,086

Suncor Energy, Inc.	7,625	251,625

Valero Energy Corp.	1,870	169,534

TOTAL ENERGY		$1,659,435

FINANCIALS – 8.6%

CAPITAL MARKETS – 0.9%

BlackRock, Inc.	390	189,244

Main Street Capital Corp.	4,066	160,485

		$349,729

COMMERCIAL BANKS – 2.8%

First Hawaiian, Inc.	6,790	187,743

ANNUAL REPORT / April 30, 2019

61    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

	Number of
Description	Shares	Value

Toronto-Dominion Bank (The)	5,250	$299,092

U.S. Bancorp	5,900	314,588

United Bankshares, Inc.	7,455	292,534

		$1,093,957

DIVERSIFIED FINANCIAL SERVICES – 2.9%

Citigroup, Inc.	3,950	279,265

JPMorgan Chase & Co.	5,000	580,250

Wells Fargo & Co.	6,050	292,880

		$1,152,395

INSURANCE – 2.0%

MetLife, Inc.	6,575	303,305

Old Republic International Corp.	13,700	306,332

Prudential Financial, Inc.	1,725	182,350

		$791,987

TOTAL FINANCIALS		$3,388,068

HEALTH CARE – 5.9%

BIOTECHNOLOGY – 1.6%

AbbVie, Inc.	2,425	192,521

Amgen, Inc.	875	156,905

Gilead Sciences, Inc.	4,475	291,054

		$640,480

HEALTH CARE PROVIDERS & SERVICES – 0.7%

CVS Health Corp.	5,050	274,619

PHARMACEUTICALS – 3.6%

Johnson & Johnson	3,250	458,900

Merck & Co., Inc.	6,875	541,131

Pfizer, Inc.	10,590	430,060

		$1,430,091

TOTAL HEALTH CARE		$2,345,190

INDUSTRIALS – 3.2%

AEROSPACE & DEFENSE – 1.0%

Lockheed Martin Corp.	1,150	383,329

AIR FREIGHT & LOGISTICS – 0.8%

United Parcel Service, Inc., Class B	2,900	308,038

BUILDING PRODUCTS – 0.6%

Johnson Controls International PLC	6,700	251,250

ELECTRICAL EQUIPMENT – 0.8%

Emerson Electric Co.	4,705	334,008

TOTAL INDUSTRIALS		$1,276,625

INFORMATION TECHNOLOGY – 4.5%

COMMUNICATIONS EQUIPMENT – 1.9%

Cisco Systems, Inc.	13,075	731,546

IT SERVICES – 0.5%

International Business Machines Corp.	1,500	210,405

	Number of
Description	Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.1%

Maxim Integrated Products, Inc.	5,900	$354,000

QUALCOMM, Inc.	5,575	480,175

		$834,175

TOTAL INFORMATION TECHNOLOGY		$1,776,126

MATERIALS – 0.7%

CHEMICALS – 0.7%

LyondellBasell Industries NV, Class A	3,160	278,807

REAL ESTATE – 1.9%

REAL ESTATE INVESTMENT TRUSTS – 1.9%

Blackstone Mortgage Trust, Inc., Class A#	8,195	291,660

Park Hotels & Resorts, Inc.	6,650	213,332

Ventas, Inc.	3,900	238,329

TOTAL REAL ESTATE		$743,321

UTILITIES – 2.8%

ELECTRIC UTILITIES – 2.8%

American Electric Power Co., Inc.	3,205	274,188

Duke Energy Corp.	2,445	222,788

FirstEnergy Corp.	7,245	304,507

NextEra Energy, Inc.	1,680	326,659

TOTAL UTILITIES		$1,128,142

TOTAL COMMON STOCKS
(COST $13,697,878)		$15,243,730

	Par Value

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%

Continental Airlines 2009-2,
Series A, Pass-Through Certificates,
7.25%, 11/10/19	$47,084	$48,084

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates,
6.82%, 8/10/22	34,215	37,366

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES
(COST $80,364)		$85,450

GOVERNMENT AGENCY – 0.1%

FEDERAL HOME LOAN BANK (FHLB) – 0.1%

3.25%, 11/16/28#	35,000	36,586

TOTAL GOVERNMENT AGENCY
(COST $34,652)		$36,586

MORTGAGE-BACKED SECURITIES – 5.5%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 1.9%

Pool C00478, 8.50%, 9/01/26	1,105	1,279

Pool A15865, 5.50%, 11/01/33	28,157	30,838

Pool A19412, 5.00%, 3/01/34	78,960	85,726

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    62

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

Pool G05774, 5.00%, 1/01/40	$155,502	$166,971

Pool C03517, 4.50%, 9/01/40	21,071	22,354

Pool C03849, 3.50%, 4/01/42	39,742	40,457

Pool C04305, 3.00%, 11/01/42	141,778	141,791

Pool C09020, 3.50%, 11/01/42	122,538	124,974

Pool G07889, 3.50%, 8/01/43	28,022	28,586

Pool Q23891, 4.00%, 12/01/43	32,382	33,558

Pool G60038, 3.50%, 1/01/44	96,502	98,420

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$774,954

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 3.5%

Pool AB4089, 3.00%, 12/01/26	18,935	19,139

Pool 533246, 7.50%, 4/01/30	3,103	3,188

Pool AJ4050, 4.00%, 10/01/41	64,534	67,226

Pool AX5302, 4.00%, 1/01/42	21,308	22,199

Pool AT7899, 3.50%, 7/01/43	53,045	53,563

Pool AS0302, 3.00%, 8/01/43	59,518	59,262

Pool AL6325, 3.00%, 10/01/44	53,989	53,765

Pool BC0830, 3.00%, 4/01/46	69,258	68,684

Pool BC9468, 3.00%, 6/01/46	19,709	19,545

Pool BE1899, 3.00%, 11/01/46	102,413	101,563

Pool BD7166, 4.50%, 4/01/47	68,796	72,018

Pool BE3625, 3.50%, 5/01/47	137,722	139,315

Pool BE3702, 4.00%, 6/01/47	189,214	194,754

Pool BE3767, 3.50%, 7/01/47	14,337	14,503

Pool BH9215, 3.50%, 1/01/48	36,245	36,574

Pool BJ0650, 3.50%, 3/01/48	221,498	223,639

Pool BJ9169, 4.00%, 5/01/48	108,785	111,703

Pool BK4764, 4.00%, 8/01/48	96,110	98,796

Pool BN1628, 4.50%, 11/01/48	30,841	32,174

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,391,610

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) – 0.1%

Pool 354677, 7.50%, 10/15/23	6,085	6,910

Pool 354765, 7.00%, 2/15/24	9,925	10,617

Pool 354827, 7.00%, 5/15/24	7,068	7,407

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$24,934

TOTAL MORTGAGE-BACKED SECURITIES
(COST $2,203,037)		$2,191,498

U.S. TREASURY – 8.0%

U.S. TREASURY BONDS – 1.7%

2.50%, 2/15/46	65,000	59,835

2.75%, 8/15/47	70,000	67,501

3.00%, 11/15/44	53,000	53,832

3.00%, 11/15/45	8,000	8,127

3.00%, 2/15/47	21,000	21,323

Description	Par Value	Value

3.00%, 5/15/47	$30,000	$30,429

3.13%, 8/15/44	11,000	11,417

3.38%, 5/15/44	139,000	150,543

3.63%, 2/15/44	87,000	98,100

4.38%, 5/15/40	120,000	150,121

4.75%, 2/15/37	21,000	27,140

TOTAL U.S. TREASURY BONDS		$678,368

U.S. TREASURY NOTES – 6.3%

1.13%, 2/28/21	250,000	244,827

1.50%, 11/30/19	40,000	39,776

1.50%, 8/15/26	90,000	84,530

1.63%, 11/15/22	96,000	93,972

1.63%, 5/15/26	195,000	185,250

1.75%, 5/15/23	405,000	396,938

2.00%, 10/31/21	165,000	164,035

2.00%, 4/30/24	170,000	167,682

2.00%, 2/15/25	115,000	112,913

2.00%, 8/15/25	35,000	34,250

2.13%, 8/31/20	115,000	114,666

2.13%, 6/30/22	175,000	174,418

2.13%, 11/30/23	215,000	213,612

2.13%, 5/15/25	140,000	138,182

2.25%, 11/15/24	80,000	79,710

2.25%, 11/15/25	5,000	4,961

2.38%, 8/15/24	140,000	140,499

3.50%, 5/15/20	100,000	101,115

TOTAL U.S. TREASURY NOTES		$2,491,336

TOTAL U.S. TREASURY
(COST $3,162,619)		$3,169,704

	Number of
	Shares

MONEY MARKET FUND – 2.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	872,912	$872,912

TOTAL MONEY MARKET FUND
(COST $872,912)		$872,912

TOTAL INVESTMENTS IN SECURITIES – 100.1%
(COST $38,487,651)		$39,637,637

ANNUAL REPORT / April 30, 2019

63    PORTFOLIOS OF INVESTMENTS

Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.6%

REPURCHASE AGREEMENTS – 1.6%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $45,251, collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $46,153.	$45,248	$45,248

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $113,954, collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $116,224.	113,945	113,945

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $113,954, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $116,224.	113,945	113,945

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $113,954, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $116,224.	113,945	113,945

Mizuho Securities USA, 2.75%, dated 4/30/19, due 5/01/19, repurchase price $113,954, collateralized by U.S. Government Agency Securities, 3.50% to 5.00%, maturing 8/01/47 to 9/01/48; total market value of $116,224.	113,945	113,945

Morgan Stanley & Co., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $113,954, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 5/20/19 to 4/20/49; total market value of $116,224.	113,945	113,945

TOTAL REPURCHASE AGREEMENTS
(COST $614,973)		$614,973

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $614,973)		$614,973

TOTAL INVESTMENTS – 101.7%
(COST $39,102,624)		$40,252,610

COLLATERAL FOR SECURITIES ON LOAN – (1.6%)		(614,973)

OTHER LIABILITIES LESS ASSETS – (0.1%)		(57,462)

TOTAL NET ASSETS – 100.0%		$39,580,175

Cost of investments for Federal income tax purposes is $39,105,787. The net unrealized appreciation/(depreciation) of investments was $1,146,823. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,075,165 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(928,342).

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS    64

Wilmington Diversified Income Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Investment Companies	$13,701,284	$—	$—	$13,701,284

Collateralized Mortgage Obligations	—	133,270	—	133,270

Commercial Paper	—	499,710	—	499,710

Corporate Bonds	—	3,703,493	—	3,703,493

Common Stocks	15,243,730	—	—	15,243,730

Enhanced Equipment Trust Certificates	—	85,450	—	85,450

Government Agency	—	36,586	—	36,586

Mortgage-Backed Securities	—	2,191,498	—	2,191,498

U.S. Treasury	—	3,169,704	—	3,169,704

Money Market Fund	872,912	—	—	872,912

Repurchase Agreements	—	614,973	—	614,973

Total	$29,817,926	$10,434,684	$—	$40,252,610

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2019, these liquid restricted securities amounted to $627,146 representing 1.58% of total net assets.

♦	The rate shown reflects the effective yield at purchase date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Corporation
LP	Limited Partnership

MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust Standard & Poor’s Depository
SPDR	Receipts
USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

65    STATEMENTS OF ASSETS AND LIABILITIES

			Wilmington
	Wilmington		Global Alpha
	International		Equities
April 30, 2019	Fund		Fund
ASSETS:
Investments, at identified cost	$556,190,205		$150,996,086

Investments in securities, at value (Including $41,754,494 and $0 of securities on loan, respectively) (Note 2)	$609,696,513		$165,708,422
Deposits for financial futures contracts	1,923,072		4,000,087
Cash denominated in foreign currencies	4,289,719	(a)	108,824	(a)
Income receivable	2,441,518		374,405
Foreign tax reclaim receivable	1,535,380		152,363
Receivable for shares sold	731,206		550,163
Unrealized appreciation on forward foreign currency contracts	65		101,079
Receivable for investments sold	2,389,825		349,210
Prepaid assets	27,670		33,414

TOTAL ASSETS	623,034,968		171,377,967

LIABILITIES:
Overdraft due to custodian denominated in foreign currencies	17	(b)	27,409	(b)
Deferred capital gains tax payable	25,705		—
Payable for investments purchased	2,900,912		2,539,052
Collateral for securities on loan	43,616,963		—
Unrealized depreciation on forward foreign currency contracts	1,261		356
Payable for shares redeemed	165,594		175,986
Payable to sub-advisors	176,833		73,570
Payable for Trustees’ fees	5,590		3,003
Payable for administrative personnel and services fees	14,891		4,238
Payable for distribution services fees	995		25
Payable for shareholder services fees	55,922		—
Payable for investment advisory fees	75,135		45,718
Other accrued expenses	374,993		184,762

TOTAL LIABILITIES	47,414,811		3,054,119

NET ASSETS	$575,620,157		$168,323,848

NET ASSETS CONSIST OF:
Paid-in capital	$528,684,955		$162,365,054
Distributable earnings (loss)	46,935,202		5,958,794

TOTAL NET ASSETS	$575,620,157		$168,323,848

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,870,779		$124,693

Shares outstanding (unlimited shares authorized)	571,682		11,052

Net Asset Value per share	$8.52		$11.28

Offering price per share*	$9.02	**	$11.94	**

Class I
Net Assets	$570,749,378		$168,199,155

Shares outstanding (unlimited shares authorized)	66,479,522		14,752,314

Net Asset Value per share	$8.59		$11.40

(a)	Cost of cash denominated in foreign currencies was $4,273,535 and $107,779, respectively.
(b)	Cost of overdraft due to custodian was $17 and $27,409, respectively.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)     66

April 30, 2019	Wilmington Real Asset Fund		Wilmington Diversified Income Fund
ASSETS:
Investments, at identified cost	$307,140,057		$39,102,624

Investments in securities, at value (Including $523,034 and $596,517 of securitieson loan, respectively) (Note 2)	$329,271,740		$40,252,610
Cash	—		2,170
Deposits for financial futures contracts	289,169	(a)	—
Deposits for swaps	429,644	(b)	—
Cash denominated in foreign currencies	440,726	(c)	—
Variation margin receivable for centrally cleared swap agreements	16,251		—
Variation margin receivable for financial futures contracts	35,079		—
Income receivable	545,357		90,976
Foreign tax reclaim receivable	197,676		—
Due from advisor	—		21,986
Receivable for shares sold	167,273		994
Over the counter swap agreements, at value (Net upfront payments received of $46,985 and $0, respectively)	56,766		—
Written options, at value	18,678	(d)(e)	—
Unrealized appreciation on forward foreign currency contracts	98,960		—
Receivable for investments sold	12,022,851		—
Prepaid assets	30,012		19,848

TOTAL ASSETS	343,620,182		40,388,584

LIABILITIES:
TBA Sale Commitments, at value	296,250	(f)	—
Written options, at value	105,000	(d)(e)	—
Variation margin payable for centrally cleared swap agreements	44,168		—
Variation margin payable for financial futures contracts	50,131		—
Payable for investments purchased	31,161,979		54,908
Collateral for securities on loan	539,378		614,973
Due to broker for swap agreements	40,000		—
Over the counter swap agreements, at value (Net upfront payments paid of $6,459 and $0, respectively)	58,681		—
Unrealized depreciation on forward foreign currency contracts	56,230		—
Payable for shares redeemed	35,697		27,467
Payable to sub-advisors	27,869		—
Payable for Trustees’ fees	4,572		5,559
Payable for administrative personnel and services fees	8,139		1,027
Payable for distribution services fees	242		7,975
Payable for investment advisory fees	78,773		—
Other accrued expenses	286,141		96,500

TOTAL LIABILITIES	32,793,250		808,409

NET ASSETS	$310,826,932		$39,580,175

NET ASSETS CONSIST OF:
Paid-in capital	$312,456,040		$38,567,658
Distributable earnings (loss)	(1,629,108)		1,012,517

TOTAL NET ASSETS	$310,826,932		$39,580,175

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$1,172,874		$38,942,611

Shares outstanding (unlimited shares authorized)	81,439		3,696,375

Net Asset Value per share	$14.40		$10.54

Offering price per share*	$15.24	**	$11.15	**

Class I
Net Assets	$309,654,058		$637,564

Shares outstanding (unlimited shares authorized)	21,261,714		60,475

Net Asset Value per share	$14.56		$10.54

(a)	Includes cash denominated in foreign currencies with a value of $15,270 and a cost of $15,274.
(b)	Includes cash denominated in foreign currencies with a value of $22,524 and a cost of $22,485.
(c)	Cost of cash denominated in foreign currencies was $442,160.
(d)	Net written options, at value is $(86,322)
(e)	Premiums received for options written were $189,264.
(f)	Proceeds received for TBA sale commitment was $296,648.

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

67    STATEMENTS OF OPERATIONS

Year Ended April 30, 2019	Wilmington International Fund		Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$16,211,521	(a)	$3,387,154 (a)
Interest	291,458	(b)	60,273 (b)
Securities lending income	225,582		—

TOTAL INVESTMENT INCOME	16,728,561		3,447,427

EXPENSES:
Investment advisory fees	4,789,933		2,286,299
Administrative personnel and services fees	194,649		49,982
Portfolio accounting and administration fees	260,764		81,290
Custodian fees	204,493		62,902
Transfer and dividend disbursing agent fees and expenses	114,068		86,436
Trustees’ fees	64,457		61,862
Professional fees	173,681		97,179
Distribution services fee—Class A	13,907		317
Shareholder services fee—Class A	13,907		317
Shareholder services fee— Class I	1,468,180		380,732
Share registration costs	33,481		35,517
Printing and postage	35,459		16,735
Miscellaneous	96,520		52,374

TOTAL EXPENSES	7,463,499		3,211,942

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(1,510,710)		(935,474)
Waiver of shareholder services fee—Class A	(13,907)		(317)
Waiver of shareholder services fee—Class I	(782,565)		(380,732)

TOTAL WAIVERS AND REIMBURSEMENTS	(2,307,182)		(1,316,523)

Net expenses	5,156,317		1,895,419

Net investment income (loss)	11,572,244		1,552,008

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(8,010,953)		3,462,960
Net realized gain (loss) on forward foreign currency contracts	32,118		1,149,625
Net realized gain (loss) on foreign currency transactions	(773,350)		(16,578)
Net realized gain (loss) on financial futures contracts	(103,431)		2,489,515
Litigation proceeds	230	(c)	—
Net change in unrealized appreciation (depreciation) on investments	(34,688,778	)(d)	3,044,950
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(145)		(212,726)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	3,553		361
Net change in unrealized appreciation (depreciation) on financial futures contracts	324,986		(5,122,762)

Net realized and unrealized gain (loss) on investments	(43,215,770)		4,795,345

Change in net assets resulting from operations	$(31,643,526)		$6,347,353

(a)	Net of foreign withholding taxes withheld of $1,649,916 and $248,895, respectively.
(b)	Net of foreign withholding taxes withheld of $940 and $249, respectively.
(c)	The Litigation proceeds represent a class action settlement received by the Fund.
(d)	Net of foreign deferred capital gains taxes of $25,705.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)    68

		Wilmington
	Wilmington	Diversified
	Real Asset	Income
Year Ended April 30, 2019	Fund	Fund
INVESTMENT INCOME:
Dividends	$8,627,641 (a)	$1,261,199 (a)
Interest	1,676,874 (b)	280,895
Securities lending income	43,332	92,710

TOTAL INVESTMENT INCOME	10,347,847	1,634,804

EXPENSES:
Investment advisory fees	1,693,095	161,296
Administrative personnel and services fees	99,730	13,232
Portfolio accounting and administration fees	162,085	33,978
Custodian fees	126,195	2,036
Transfer and dividend disbursing agent fees and expenses	87,869	46,123
Trustees’ fees	63,432	64,426
Professional fees	131,968	86,921
Distribution services fee—Class A	2,773	98,287
Shareholder services fee—Class A	2,773	98,287
Shareholder services fee— Class I	757,480	2,523
Share registration costs	41,528	21,235
Printing and postage	22,275	13,239
Miscellaneous	71,278	29,510

TOTAL EXPENSES	3,262,481	671,093

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor/subadvisors	(340,330)	(330,701)
Waiver of shareholder services fee—Class A	(2,773)	(98,287)
Waiver of shareholder services fee—Class I	(757,480)	(2,523)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,100,583)	(431,511)

Net expenses	2,161,898	239,582

Net investment income (loss)	8,185,949	1,395,222

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	96,304	(196,436)
Net realized gain (loss) on forward foreign currency contracts	709,439	—
Net realized gain (loss) on foreign currency transactions	(165,035)	—
Net realized gain (loss) on financial futures contracts	(451,565)	—
Net realized gain (loss) on swap agreements	444,135	—
Net realized gain (loss) on purchased options	(146,131)	—
Net realized gain (loss) on written options	110,282	—
Net realized gain (loss) on securities sold short	(8,109)	—
Net change in unrealized appreciation (depreciation) on investments	(1,292,461)	576,437
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(183,466)	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(17,515)	—
Net change in unrealized appreciation (depreciation) on financial futures contracts	(23,888)	—
Net change in unrealized appreciation (depreciation) on swap agreements	(477,770)	—
Net change in unrealized appreciation (depreciation) on purchased options	2,341	—
Net change in unrealized appreciation (depreciation) on written options	(21,386)	—
Net change in unrealized appreciation (depreciation) on TBA Sales Commitments	(1,407)	—

Net realized and unrealized gain (loss) on investments	(1,426,232)	380,001

Change in net assets resulting from operations	$6,759,717	$1,775,223

(a)	Net of foreign withholding taxes withheld of $247,010 and $6,401, respectively.
(b)	Net of foreign withholding taxes withheld of $1,442.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

69    STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington International Fund			Wilmington Global Alpha Equities Fund
	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018

OPERATIONS:

Net investment income (loss)	$11,572,244		$5,993,196	$1,552,008	$1,416,879

Net realized gain (loss) on investments	(8,855,386	)(a)	36,044,673	7,085,522	(4,314,048)

Net change in unrealized appreciation (depreciation) of investments	(34,360,384)		39,054,686	(2,290,177)	9,740,701

Change in net assets resulting from operations	(31,643,526)		81,092,555	6,347,353	6,843,532

DISTRIBUTIONS TO SHAREHOLDERS:(b)

Class A	(128,833)		(57,207)	(1,370)	(1,430)

Class I	(15,513,143)		(6,025,954)	(1,792,762)	(1,746,039)

Total distributions to shareholders	(15,641,976)		(6,083,161)	(1,794,132)	(1,747,469)

SHARE TRANSACTIONS:

Proceeds from sale of shares

Class A	4,104,757		142,951	31,867	3,180

Class I	97,827,356		209,478,095	36,618,293	63,763,339

Distributions reinvested

Class A	116,719		51,111	1,369	1,430

Class I	9,005,482		3,127,481	908,620	928,262

Cost of shares redeemed

Class A	(4,391,015)		(412,815)	(43,932)	(58,910)

Class I	(145,040,239)		(70,000,982)	(30,246,425)	(17,180,893)

Change in net assets resulting from share transactions	(38,376,940)		142,385,841	7,269,792	47,456,408

Change in net assets	(85,662,442)		217,395,235	11,823,013	52,552,471

NET ASSETS:

Beginning of year	661,282,599		443,887,364	156,500,835	103,948,364

End of year	$575,620,157		$661,282,599 (c)	$168,323,848	$156,500,835 (c)

SHARES OF BENEFICIAL INTEREST:					.

Shares sold

Class A	468,542		16,510	2,887	292

Class I	11,729,961		23,545,685	3,291,770	5,793,564

Distributions reinvested

Class A	14,101		6,083	131	130

Class I	1,105,103		368,522	85,800	83,778

Shares redeemed

Class A	(511,897)		(46,745)	(4,003)	(5,481)

Class I	(17,804,419)		(7,909,116)	(2,732,033)	(1,555,130)

Net change resulting from share transactions	(4,998,609)		15,980,939	644,552	4,317,153

(a)Includes Litigation settlement.

During the year ended April 30, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

(b)For the year ended April 30, 2018, the Funds had the following distributions:

	Wilmington International Fund	Wilmington Global Alpha Equities Fund
	Year Ended April 30, 2018	Year Ended April 30, 2018

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income

Class A	$(57,207)	$(1,430)

Class I	(6,025,954)	(1,746,039)

Total distributions to shareholders	$(6,083,161)	$(1,747,469)

(c)Includes undistributed (distributions in excess of) net investment income at end of year of $1,956,169 and $(413,827), respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)    70

	Wilmington Real Asset Fund		Wilmington Diversified Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2019	2018	2019	2018

OPERATIONS:

Net investment income (loss)	$8,185,949	$9,006,890	$1,395,222	$1,012,680

Net realized gain (loss) on investments	589,320	60,123	(196,436)	6,426,284

Net change in unrealized appreciation (depreciation) of investments	(2,015,552)	15,031,213	576,437	(4,444,658)

Change in net assets resulting from operations	6,759,717	24,098,226	1,775,223	2,994,306

DISTRIBUTIONS TO SHAREHOLDERS:(a)

Class A	(26,933)	(43,902)	(1,493,560)	(5,660,605)

Class I	(7,962,044)	(8,797,592)	(41,768)	(152,614)

Total distributions to shareholders	(7,988,977)	(8,841,494)	(1,535,328)	(5,813,219)

SHARE TRANSACTIONS:

Proceeds from sale of shares

Class A	145,265	138,570	514,241	621,536

Class I	46,788,531	40,744,073	181,372	538,816

Distributions reinvested

Class A	17,826	32,615	1,390,842	5,292,918

Class I	3,897,423	4,577,313	10,364	75,548

Cost of shares redeemed

Class A	(285,091)	(591,544)	(4,202,605)	(5,063,276)

Class I	(47,538,762)	(98,556,789)	(656,037)	(147,559)

Change in net assets resulting from share transactions	3,025,192	(53,655,762)	(2,761,823)	1,317,983

Change in net assets	1,795,932	(38,399,030)	(2,521,928)	(1,500,930)

NET ASSETS:

Beginning of year	309,031,000	347,430,030	42,102,103	43,603,033

End of year	$310,826,932	$309,031,000 (b)	$39,580,175	$42,102,103 (b)

SHARES OF BENEFICIAL INTEREST:

Shares sold

Class A	10,277	9,652	49,657	55,698

Class I	3,289,145	2,815,356	17,119	47,689

Distributions reinvested

Class A	1,317	2,257	137,475	496,247

Class I	284,472	314,292	1,034	7,087

Shares redeemed

Class A	(19,747)	(40,766)	(405,265)	(451,606)

Class I	(3,348,357)	(6,780,177)	(63,484)	(13,423)

Net change resulting from share transactions	217,107	(3,679,386)	(263,464)	141,692

During the year ended April 30, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

(a)For the year ended April 30, 2018, the Funds had the following distributions:

	Wilmington Real Asset Fund	Wilmington Diversified Income Fund

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(43,902)	$(901,794)
Class I	(8,797,592)	(26,377)
Distributions from net realized gain on investments
Class A	—	(4,758,811)
Class I	—	(126,237)

Total distributions to shareholders	$(8,841,494)	$(5,813,219)

(b)Includes undistributed (distributions in excess of) net investment income at end of year of $(2,768,125) and $155,994, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

71    FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

CLASS A	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.11		$7.86	$7.08	$8.04	$7.90
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.14		0.08	0.08	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.51	)(b)	1.26 (b)	0.79 (c)	(0.95)	0.17

Total Income (Loss) From Operations	(0.37)		1.34	0.87	(0.87)	0.26

Less Distributions From:
Net Investment Income	(0.14)		(0.09)	(0.09)	(0.09)	(0.12)
Net Realized Gains	(0.08)		—	—	—	—

Total Distributions	(0.22)		(0.09)	(0.09)	(0.09)	(0.12)

Net Asset Value, End of Year	$8.52		$9.11	$7.86	$7.08	$8.04

Total Return(d)	(4.07)%		17.18%	12.52%	(10.82)%	3.29%
Net Assets, End of Year (000’s)	$4,871		$5,473	$4,913	$4,810	$5,909
Ratios to Average Net Assets
Gross Expense	1.50%		1.48%	1.79%	1.87%	1.84%
Net Expenses(e)	1.00%		1.04%	1.22%	1.31%	1.42%
Net Investment Income (Loss)	1.69%		0.93%	1.16%	1.15%	1.20%
Portfolio Turnover Rate	70%		75%	177%	71%	78%

CLASS I	Year Ended April 30, 2019		Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.18		$7.92	$7.13	$8.09	$7.94
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.17		0.09	0.09	0.09	0.10
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.53	)(b)	1.27 (b)	0.80 (c)	(0.95)	0.18

Total Income (Loss) From Operations	(0.36)		1.36	0.89	(0.86)	0.28

Less Distributions From:
Net Investment Income	(0.15)		(0.10)	(0.10)	(0.10)	(0.13)
Net Realized Gains	(0.08)		—	—	—	—

Total Distributions	(0.23)		(0.10)	(0.10)	(0.10)	(0.13)

Net Asset Value, End of Year	$8.59		$9.18	$7.92	$7.13	$8.09

Total Return(d)	(3.91)%		17.29%	12.69%	(10.70)%	3.46%
Net Assets, End of Year (000’s)	$570,749		$655,810	$438,974	$411,357	$535,446
Ratios to Average Net Assets
Gross Expense	1.26%		1.23%	1.54%	1.62%	1.59%
Net Expenses(e)	0.87%		0.91%	1.09%	1.18%	1.29%
Net Investment Income (Loss)	1.95%		1.06%	1.28%	1.28%	1.32%
Portfolio Turnover Rate	70%		75%	177%	71%	78%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(d)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)    72

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.99	$10.54		$9.82		$10.86		$10.74
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.09	0.05		(0.01)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.33	0.52	(b)	0.75		(0.75)		0.35

Total Income (Loss) From Operations	0.42	0.57		0.74		(0.80)		0.29

Less Distributions From:
Net Investment Income	(0.13)	(0.12)		(0.02)		(0.24)		—
Net Realized Gains	—	—		—		—		(0.17)

Total Distributions	(0.13)	(0.12)		(0.02)		(0.24)		(0.17)

Net Asset Value, End of Year	$11.28	$10.99		$10.54		$9.82		$10.86

Total Return(c)	3.87%	5.41%		7.59%		(7.48)%		2.73%
Net Assets, End of Year (000’s)	$125	$132		$180		$1,290		$2,723
Ratios to Average Net Assets
Gross Expense	2.36%	2.46%		3.06%		2.89%		3.04%
Net Expenses(d)	1.49%	1.50%		2.48	%(e)	2.46	%(e)	2.68	%(e)
Net Investment Income (Loss)	0.78%	0.42%		(0.06)%		(0.44)%		(0.52)%
Portfolio Turnover Rate	61%	58	%(f)	367%		387%		434%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$11.08	$10.61		$9.86		$10.88		$10.74
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.11	0.11		0.03		(0.02)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.34	0.49	(b)	0.75		(0.76)		0.34

Total Income (Loss) From Operations	0.45	0.60		0.78		(0.78)		0.31

Less Distributions From:
Net Investment Income	(0.13)	(0.13)		(0.03)		(0.24)		—
Net Realized Gains	—	—		—		—		—

Total Distributions	(0.13)	(0.13)		(0.03)		(0.24)		(0.17)

Net Asset Value, End of Year	$11.40	$11.08		$10.61		$9.86		$10.88

Total Return(c)	4.18%	5.63%		7.93%		(7.22)%		2.91%
Net Assets, End of Year (000’s)	$168,199	$156,369		$103,768		$158,200		$193,639
Ratios to Average Net Assets
Gross Expense	2.11%	2.21%		2.82%		2.64%		2.78%
Net Expenses(d)	1.24%	1.25%		2.12	%(e)	2.21	%(e)	2.41	%(e)
Net Investment Income (Loss)	1.02%	1.03%		0.32%		(0.16)%		(0.27)%
Portfolio Turnover Rate	61%	58	%(f)	367%		387%		434%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 and $0.00 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(e)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the years and the periods presented would be:

	Class A	Class I
April 30, 2017	2.06%	1.77%
April 30, 2016	2.15%	1.90%
April 30, 2015	2.19%	1.95%
(f)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

73    FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$14.48	$13.87	$13.63	$14.77	$14.81
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.34	0.35	0.23	0.21	0.13
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.07)	0.63	0.01	(0.68)	0.04

Total Income (Loss) From Operations	0.27	0.98	0.24	(0.47)	0.17

Less Distributions From:
Net Investment Income	(0.35)	(0.37)	—	(0.67)	(0.21)

Total Distributions	(0.35)	(0.37)	—	(0.67)	(0.21)

Net Asset Value, End of Year	$14.40	$14.48	$13.87	$13.63	$14.77

Total Return(b)	2.05%	7.11%	1.76%	(3.09)%	1.14%
Net Assets, End of Year (000’s)	$1,173	$1,297	$1,643	$1,762	$2,242
Ratios to Average Net Assets
Gross Expense	1.32%	1.32%	1.45%	1.48%	1.49%
Net Expenses(c)(d)	0.96%	0.99%	1.20%	1.23%	1.23%
Net Investment Income (Loss)	2.44%	2.46%	1.68%	1.53%	0.89%
Portfolio Turnover Rate	347%	438%	593%	418%	242%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$14.63	$14.01	$13.73	$14.86	$14.88
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.38	0.40	0.27	0.24	0.17
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(0.07)	0.62	0.01	(0.67)	0.03

Total Income (Loss) From Operations	0.31	1.02	0.28	(0.43)	0.20

Less Distributions From:
Net Investment Income	(0.38)	(0.40)	—	(0.70)	(0.22)

Total Distributions	(0.38)	(0.40)	—	(0.70)	(0.22)

Net Asset Value, End of Year	$14.56	$14.63	$14.01	$13.73	$14.86

Total Return(b)	2.29%	7.31%	2.11%	(2.89)%	1.40%
Net Assets, End of Year (000’s)	$309,654	$307,734	$345,787	$453,171	$463,375
Ratios to Average Net Assets
Gross Expense	1.07%	1.07%	1.20%	1.23%	1.24%
Net Expenses(c)(d)	0.71%	0.74%	0.95%	0.98%	0.98%
Net Investment Income (Loss)	2.69%	2.74%	1.97%	1.75%	1.13%
Portfolio Turnover Rate	347%	438%	593%	418%	242%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)

Expense ratio includes interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments. Interest expense related to securities sold short, reverse repurchase agreements and/or TBA sale commitments had no impact on the ratio of expenses to average net assets for the years ended April 30, 2019, April 30, 2018 and April 30, 2017.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)    74

 For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON DIVERSIFIED INCOME FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.47	$11.24	$10.40	$10.98	$10.47
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.36	0.26	0.12	0.12	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.52	0.85	(0.53)	0.53

Total Income (Loss) From Operations	0.47	0.78	0.97	(0.41)	0.63

Less Distributions From:
Net Investment Income	(0.36)	(0.23)	(0.13)	(0.15)	(0.12)
Net Realized Gains	(0.04)	(1.32)	—	(0.02)	—

Total Distributions	(0.40)	(1.55)	(0.13)	(0.17)	(0.12)

Net Asset Value, End of Year	$10.54	$10.47	$11.24	$10.40	$10.98

Total Return(b)	4.66%	6.99%	9.38%	(3.70)%	6.09%
Net Assets, End of Year (000’s)	$38,943	$40,993	$42,878	$44,607	$52,860
Ratios to Average Net Assets
Gross Expense(c)	1.67%	1.72%	1.59%	1.52%	1.46%
Net Expenses(c)(d)	0.60%	0.66%	0.74%	0.74%	0.80%
Net Investment Income (Loss)	3.45%	2.30%	1.16%	1.14%	0.90%
Portfolio Turnover Rate	14%	85%	9%	52%	23%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.48	$11.25	$10.41	$10.98	$10.47
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.39	0.29	0.15	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.10	0.52	0.85	(0.53)	0.54

Total Income (Loss) From Operations	0.49	0.81	1.00	(0.38)	0.66

Less Distributions From:
Net Investment Income	(0.39)	(0.26)	(0.16)	(0.17)	(0.15)
Net Realized Gains	(0.04)	(1.32)	—	(0.02)	—

Total Distributions	(0.43)	(1.58)	(0.16)	(0.19)	(0.15)

Net Asset Value, End of Year	$10.54	$10.48	$11.25	$10.41	$10.98

Total Return(b)	4.82%	7.24%	9.64%	(3.42)%	6.35%
Net Assets, End of Year (000’s)	$637	$1,109	$725	$1,129	$1,323
Ratios to Average Net Assets
Gross Expense(c)	1.40%	1.48%	1.34%	1.27%	1.21%
Net Expenses(c)(d)	0.35%	0.41%	0.49%	0.49%	0.55%
Net Investment Income (Loss)	3.72%	2.62%	1.44%	1.39%	1.16%
Portfolio Turnover Rate	14%	85%	9%	52%	23%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

75    NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2019

1.    ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal

Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

Wilmington Diversified Income Fund (“Diversified Income Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a Fair Value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	forward foreign currency contracts are valued at the mean between the last bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

•	price information on listed securities, including underlying Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded;

•	swap agreements are valued daily based upon the terms specific to each agreement with its counterparty; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    76

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Wilmington International Fund, the Wilmington Global Alpha Equities and the Wilmington Real Asset Fund may utilize International Fair Value Pricing (“IFVP”) which could result in certain equity securities being categorized as level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
International Fund
BNP Paribas SA	$2,177,988	$2,177,988	$—	$—
Citigroup Global Markets Ltd.	8,287,795	8,287,795	—	—
Daiwa Capital Markets America	8,287,795	8,287,795	—	—
HSBC Securities USA, Inc.	8,287,795	8,287,795	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,287,795	8,287,795	—	—
Morgan Stanley & Co.	8,287,795	8,287,795	—	—

	$43,616,963	$43,616,963	$—	$—

ANNUAL REPORT / April 30, 2019

77    NOTES TO FINANCIAL STATEMENTS (continued)

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Real Asset Fund
BNP Paribas SA	$$39,758	$$39,758	$—	$—
Citigroup Global Markets Ltd.	99,924	99,924	—	—
Daiwa Capital Markets America	99,924	99,924	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	99,924	99,924	—	—
Mizuho Securities USA	99,924	99,924	—	—
RBC Dominion Securities, Inc.	99,924	99,924	—	—

	$539,378	$539,378	$—	$—

Diversified Income Fund
BNP Paribas SA	$45,248	$45,248	$—	$—
Citigroup Global Markets Ltd.	113,945	113,945	—	—
Daiwa Capital Markets America	113,945	113,945	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	113,945	113,945	—	—
Mizuho Securities USA	113,945	113,945	—	—
Morgan Stanley & Co.	113,945	113,945	—	—

	$614,973	$614,973	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2019, the Funds did not incur any interest or penalties.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    78

Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statements of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statements of Operations.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

ANNUAL REPORT / April 30, 2019

79    NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2019, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
International Fund	$41,754,494	$41,754,494	$—
Real Asset Fund	523,034	523,034	—
Diversified Income Fund	596,517	596,517	—

(1) Collateral with a value of $43,616,963, $539,378 and $614,973, respectively, has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to our “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.    DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, financial futures contracts and swaps, may exceed amounts recognized on the statements of assets and liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The Real Asset Fund used interest rate options and options on swaps to enhance returns, and manage interest rate risk, inflation risk, credit risk and volatility exposures. The Real Asset Fund used foreign currency options as a short or long hedge against possible variations in foreign exchange rates or as a means to gain exposure to foreign currencies.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. The Global Alpha Equities Fund used foreign exchange futures contracts to gain exposure to the

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    80

foreign currency markets both on a long and short strategy. The Global Alpha Equities Fund also used equity index futures contracts to manage equity market net and gross exposure. The Real Asset Fund used futures contracts to manage interest rate exposure, adjust duration and curve exposure and to gain exposure to foreign interest rates. The Real Asset Fund also used money market futures during the period in order to adjust the portfolio’s interest rate exposure on the front-end of the yield curve and to adjust the overall duration positioning of the portfolio.

Swap Agreements – Certain Funds may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Centrally cleared swap agreements are agreements executed through a broker but are cleared through a central counterparty (the “CCP”) and a Fund’s counterparty on the swap becomes the CCP. The Fund is required to interface with the CCP through a broker and upon entering into a centrally cleared swap is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of a particular swap. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the swap agreement, the Fund agrees to pay to or receive from the counterparty an amount of cash equal to the daily fluctuation in the value of the swap (“variation margin”). Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled at which point the gain or loss is realized.

The Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position.

Interest rate swap agreements – Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund, to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The Real Asset Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the portfolio entered into interest rate swap agreements. Additionally, the portfolio invested in interest rate swaps as a risk-neutral substitute for physical securities, to obtain exposure in markets where no physical securities were available, and to refine the risk exposure in the portfolio (i.e. duration, inflation, credit, maturity mix, etc.).

Credit default swap agreements – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate

ANNUAL REPORT / April 30, 2019

81    NOTES TO FINANCIAL STATEMENTS (continued)

issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the footnotes to the Portfolios of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. The Real Asset Fund uses credit default swaps on corporate and sovereign issues to take an active long position with respect to the likelihood of a particular issuer’s default. The Real Asset Fund also used credit default swaps on credit indices to adjust the portfolio’s overall credit exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2019.

Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

Interest rate contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

	Investments in securities, at value	Written options, at value

	Variation margin receivable for centrally cleared swap agreements*	Variation margin payable for centrally cleared swap agreements*

	Over the counter swap agreements, at value**	Over the counter swap agreements, at value**

Credit Contracts	Variation margin receivable for centrally cleared swap agreements*	Variation margin payable for centrally cleared swap agreements*

	Over the counter swap agreements, at value**	Over the counter swap agreements, at value**

Written options, at value

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for centrally cleared swap agreements and financial futures contracts. The variation margin presented on the next pages is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2019.

**The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    82

	Asset Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Financial Futures Contracts	$442,400	$442,400	$—	$—	$—
Forward Foreign Currency Contracts	65	—	65	—	—
Totals	$442,465	$442,400	$65	$—	$—

Global Alpha Equities Fund
Forward Foreign Currency Contracts	$101,079	$—	$101,079	$—	$—

Totals	$101,079	$—	$101,079	$—	$—

Real Asset Fund
Financial Futures Contracts	$154,128	$—	$—	$154,128	$—
Forward Foreign Currency Contracts	98,960	—	98,960	—	—
Purchased Options	107,350	—	—	107,350	—
Written Options	18,678	—	—	18,678	—
Swap Agreements	373,710	—	—	316,942	56,768

Totals	$752,826	$—	$98,960	$597,098	$56,768

	Liability Derivative Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts
International Fund
Forward Foreign Currency Contracts	$1,261	$—	$1,261	$—	$—

Totals	$1,261	$—	$1,261	$—	$—

Global Alpha Equities Fund
Financial Futures Contracts	$3,461,017	$3,461,017	$—	$—	$—
Forward Foreign Currency Contracts	356	—	356	—	—

Totals	$3,461,373	$3,461,017	$356	$—	$—

Real Asset Fund
Financial Futures Contracts	$275,157	$—	$—	$275,157	$—
Forward Foreign Currency Contracts	56,230	—	56,230	—	—
Written Options	105,000	—	—	104,999	1
Swap Agreements	349,763	—	—	331,833	17,930

Totals	$786,150	$—	$56,230	$711,989	$17,931

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2019 are as follows:

Derivative Type	Location on the Statements of Operations
Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts and written options.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

Interest rate contracts	Net realized gain (loss) on financial futures contracts, purchased options, written options and swap agreements.
Net change in unrealized appreciation (depreciation) on financial futures contracts, purchased options, written options and swap agreements.

Credit contracts	Net realized gain (loss) on written options and swap agreements.
Net change in unrealized appreciation (depreciation) on written options and swap agreements.

ANNUAL REPORT / April 30, 2019

83    NOTES TO FINANCIAL STATEMENTS (continued)

	Total Realized Gain (Loss) on Derivatives Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts

International Fund

Financial Futures Contracts	$(103,431)	$(103,431)	$—	$—	$—

Forward Foreign Currency Contracts	32,118	—	32,118	—	—

Totals	$(71,313)	$(103,431)	$32,118	$—	$—

Global Alpha Equities Fund

Financial Futures Contracts	$2,489,515	$2,489,515	$—	$—	$—

Forward Foreign Currency Contracts	1,149,625	—	1,149,625	—	—

Totals	$3,639,140	$2,489,515	$1,149,625	$—	$—

Real Asset Fund

Financial Futures Contracts	$(451,565)	$—	$—	$(451,565)	$—

Forward Foreign Currency Contracts	709,439	—	709,439	—	—

Purchased Options	(146,131)	—	—	(146,131)	—

Written Options	110,282	—	5,748	84,121	20,413

Swap Agreements	444,135	—	—	508,692	(64,557)

Totals	$666,160	$—	$715,187	$(4,883)	$(44,144)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Recognized in Results from Operations

Fund	Total	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Credit Contracts

International Fund

Financial Futures Contracts	$324,986	$324,986	$—	$—	$—

Forward Foreign Currency Contracts	(145)	—	(145)	—	—

Totals	$324,841	$324,986	$(145)	$—	$—

Global Alpha Equities Fund

Financial Futures Contracts	$(5,122,762)	$(5,122,762)	$—	$—	$—

Forward Foreign Currency Contracts	(212,726)	—	(212,726)	—	—

Totals	$(5,335,488)	$(5,122,762)	$(212,726)	$—	$—

Real Asset Fund

Financial Futures Contracts	$(23,888)	$—	$—	$(23,888)	$—

Forward Foreign Currency Contracts	(183,466)	—	(183,466)	—	—

Purchased Options	2,341	—	—	2,341	—

Written Options	(21,386)	—	—	(20,214)	(1,172)

Swap Agreements	(477,770)	—	—	(490,745)	12,975

Totals	$(704,169)	$—	$(183,466)	$(532,506)	$11,803

The average volume of derivative activities for the year ended April 30, 2019 are as follows.

	Asset Derivative Volume
Fund	Purchased Options[1]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]

International Fund	$—	$8,030,184	$191,244

Global Alpha Equities Fund	—	—	202,622

Real Asset Fund	47,856	9,874,865	7,409,754

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    84

	Liability Derivative Volume
Fund	Written Options[2]	Financial Futures Contracts[1]	Forward Foreign Currency Contracts[1]
International Fund	$—	$—	$3,357,393
Global Alpha Equities Fund	—	75,919,541	14,923,780
Real Asset Fund	124,861	20,007,060	15,038,233

Fund	Interest Rate Swap Agreements[3]	Swap Volume Credit Default Swap Agreements (purchase protection)[3]	Credit Default Swap Agreements (sell protection)[3]
Real Asset Fund	$145,639,000	$3,241,600	$800,000

1Cost.

2Premiums Received.

3Notional Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities.

At April 30, 2019, derivative assets and liabilities (by type) held by the Funds are as follows:

Fund	Assets	Liabilities
International Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$65	$1,261

Total derivative assets and liabilities in the Statements of Assets and Liabilities	65	1,261
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$65	$1,261

Global Alpha Equities Fund
Derivative Financial Instruments:
Forward foreign currency contracts	$101,079	$356

Total derivative assets and liabilities in the Statements of Assets and Liabilities	101,079	356
Derivatives not subject to a MA or similar agreement	—	—

Total assets and liabilities subject to a MA	$101,079	$356

Real Asset Fund
Derivative Financial Instruments:
Financial futures contracts	$35,079	$50,131
Forward foreign currency contracts	98,960	56,230
Options	126,028	105,000
Swap Agreements	73,017	102,849

Total derivative assets and liabilities in the Statements of Assets and Liabilities	333,084	314,210
Derivatives not subject to a MA or similar agreement	52,233	97,439

Total assets and liabilities subject to a MA	$280,851	$216,771

ANNUAL REPORT / April 30, 2019

85    NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2019, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
International Fund

Bank of New York Mellon	$65	$(65)	$—	$—	$—

Total Derivative Assets	$65	$(65)	$—	$—	$—

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York Mellon	$(1,261)	$65	$—	$—	$(1,196)

Total Derivative Liabilities	$(1,261)	$65	$—	$—	$(1,196)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Global Alpha Equities Fund

Bank of Montreal	$61,071	$—	$—	$—	$61,071
Credit Suisse International	364	(167)	—	—	197
Goldman Sachs Bank USA	38,977	(4)	—	—	38,973
HSBC Bank USA, N.A.	179	—	—	—	179
State Street Corp.	488	(65)	—	—	423

Total Derivative Assets	$101,079	$(236)	$—	$—	$100,843

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)

Bank of New York Mellon	$(118)	$—	$—	$—	$(118)
Credit Suisse International	(167)	167	—	—	—
Goldman Sachs Bank USA	(4)	4	—	—	—
JP Morgan Chase Bank, N.A.	(2)	—	—	—	(2)
State Street Corp.	(65)	65	—	—	—

Total Derivative Liabilities	$(356)	$236	$—	$—	$(120)

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Real Asset Fund

Bank of America NA	$57,640	$(1,515)	$—	$—	$56,125
Bank of New York Mellon	1	—	—	—	1
Barclays Bank PLC	957	(957)	—	—	—
Citigroup Global Markets	39,630	(35,294)	—	—	4,336
Credit Suisse International	8,694	—	—	—	8,694
Deutsche Bank AG	6,196	(377)	—	—	5,819
Goldman Sachs Bank USA	24,568	(5,140)	—	—	19,428
HSBC Bank USA, N.A.	12,757	(12,757)	—	—	—
JP Morgan Chase Bank, N.A.	23,732	(252)	—	(23,480)	—
Morgan Stanley Capital Services LLC	106,447	(106,447)	—	—	—
Royal Bank of Canada	229	—	—	—	229

Total Derivative Assets	$280,851	$(162,739)	$—	$(23,480)	$94,632

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    86

Fund/Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Amount of Derivative Liabilities(4)
Real Asset Fund

Bank of America NA	$(1,515)	$1,515	$—	$—	$—
Barclays Bank PLC	(2,564)	957	—	—	(1,607)
Citigroup Global Markets	(35,294)	35,294	—	—	—
Deutsche Bank AG	(377)	377	—	—	—
Goldman Sachs Bank USA	(5,140)	5,140	—	—	—
HSBC Bank USA, N.A.	(14,256)	12,757	—	—	(1,499)
JP Morgan Chase Bank, N.A.	(252)	252	—	—	—
Morgan Stanley Capital Services LLC	(155,483)	106,447	—	—	(49,036)
Societe Generale Securities	(1,890)	—	—	—	(1,890)

Total Derivative Liabilities	$(216,771)	$162,739	$—	$—	$(54,032)

(1)Excess of collateral received is not shown for financial reporting purposes.

(2)Net amount represents the net amount receivable in the event of default.

(3)Excess of collateral pledged is not shown for financial reporting purposes.

(4)Net amount represents the net amount payable due in the event of default.

4.    FEDERAL TAX INFORMATION

As of April 30, 2019, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2018, 2017 and 2016, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	2019		2018
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$10,380,986	$5,260,990	$6,083,161	$—
Global Alpha Equities Fund	1,794,132	—	1,747,469	—
Real Asset Fund	7,988,977	—	8,841,494	—
Diversified Income Fund	1,481,925	53,403	928,171	4,885,048

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals
International Fund	$3,435,070	$—	$ —	$49,961,158	$ (6,461,026)	$—
Global Alpha Equities Fund	798,835	—	2	13,629,223	(8,469,266)	—
Real Asset Fund	3,164,583	—	(533,927)	16,028,070	(20,287,834)	—
Diversified Income Fund	148,028	—	1	1,146,823	—	(282,335)

At April 30, 2019, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
International Fund	$6,461,026	$ —	$6,461,026
Global Alpha Equities Fund	8,323,767	145,499	8,469,266
Real Asset Fund	6,811,813	13,476,021	20,287,834

ANNUAL REPORT / April 30, 2019

87    NOTES TO FINANCIAL STATEMENTS (continued)

The following Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2019:

Fund	Capital Loss Carryforwards Utilized

Global Alpha Equities Fund	$1,043,107

Real Asset Fund	199,418

5.    ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

International Fund	0.45%

Global Alpha Equities Fund	0.95%

Real Asset Fund	0.45%

Diversified Income Fund	0.40%

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    88

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net asset of the Fund/Allocated Net Assets for Sub-advisors
International Fund
WFMC	$2,667,769	$(1,510,710)	0.45%
Sub-advisors:
Allianz Global Investors U.S. LLC	244,984	—	0.38% on assets allocated to the Europe Equity Growth Select Strategy;
	190,924	—	0.25% on assets allocated to the High Dividend Europe Strategy.
AXA Investment Managers, Inc.	371,238	—	0.43% on the first $150 million; and
			0.41% on assets in excess of $150 million
Berenberg Asset Management LLC	227,424	—	0.27%
Nikko Asset Management Americas, Inc.	348,874	—	0.32%
Schroder Investment Management North America, Inc.	738,720	—	0.50%

Total(a)	$4,789,933	$(1,510,710)

Global Alpha Equities Fund
WFMC	$1,447,989	$ (935,474)	0.95%
Sub-advisor:
Wellington Management Company LLP	838,310	—	0.55%

Total(b)	$2,286,299	$ (935,474)

Real Asset Fund
WFMC	$1,368,463	$ (340,330)	0.45% on all Assets except assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
Pacific Investment Management Company LLC	164,452	—	0.25%
Parametric Portfolio Associates LLC	160,180	—	0.25% on the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

Total(c)	$1,693,095	$ (340,330)

Diversified Income Fund
WFMC	$ 161,296	$ (330,701)	0.40%

(a)The total gross advisory and sub-advisory fees during the period were 0.81% for the International Fund.

(b)The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund.

(c)The total gross advisory and sub-advisory fees during the period were 0.56% for the Real Asset Fund.

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations
Fund	Class A	Class I
International Fund*	0.98%	0.85%
Global Alpha Equities Fund**	1.49%	1.24%
Real Asset Fund	0.96%	0.71%
Diversified Income Fund***	0.59%	0.34%

*Prior to August 31, 2018, the International Fund’s contractual expense limitation was 1.04% and 0.91% for Class A and Class I, respectively.

**Prior to August 31, 2018, the Global Alpha Equities Fund’s contractual expense limitation was 1.50% and 1.25% for Class A and Class I, respectively.

***Prior to August 31, 2018, the Diversified Income Fund’s contractual expense limitation was 0.62% and 0.37% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described

ANNUAL REPORT / April 30, 2019

89    NOTES TO FINANCIAL STATEMENTS (continued)

in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2019, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee –The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees from Class A

International Fund	$4,956

Global Alpha Equities Fund	121

Real Asset Fund	1,882

Diversified Income Fund	90,002

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2019, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A

International Fund	$646

Global Alpha Equities Fund	33

Real Asset Fund	919

Diversified Income Fund	23,187

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T received a portion of the fees paid by the following Fund which is listed below:

Fund	Shareholder Services Fee
International Fund	$674,115

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)    90

Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Certain Funds may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2019 were as follows:

Fund	Commissions
Real Asset Fund	$374

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities for the year ended April 30, 2019 were as follows:

	Investments
Fund	Purchases	Sales

International Fund	$391,438,487	$434,198,060

Global Alpha Equities Fund	86,543,027	85,374,096

Real Asset Fund	178,784,775	174,138,524

Diversified Income Fund	5,417,524	7,893,708

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2019 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales

Real Asset Fund	$937,784,198	$936,339,028

Diversified Income Fund	—	187,000

7.   LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the LOC expired on April 5, 2019.

On April 4, 2019, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The termination date of the current LOC is April 2, 2020.

The Trust did not utilize the LOC for the year ended April 30, 2019.

8.   RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. This is referred to in the financial statements as SEC’s Disclosure Update and Simplification. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers

ANNUAL REPORT / April 30, 2019 (unaudited)

91    NOTES TO FINANCIAL STATEMENTS (continued)

to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.   RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

10.   SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

11.   FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2019, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.41%

Global Alpha Equities Fund	45.66%

Real Asset Fund	2.91%

Diversified Income Fund	30.75%

For the fiscal year ended April 30, 2019, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
International Fund	84.81%

Global Alpha Equities Fund	100.00%

Real Asset Fund	21.49%

Diversified Income Fund	76.86%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2019 / ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF WILMINGTON INTERNATIONAL FUND, WILMINGTON GLOBAL ALPHA EQUITIES FUND, WILMINGTON REAL ASSET FUND AND WILMINGTON DIVERSIFIED INCOME FUND AND THE BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund (collectively referred to as the “Funds”), (four of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting the Wilmington Funds) at April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds since 1986.

Philadelphia, Pennsylvania

June 27, 2019

ANNUAL REPORT / April 30, 2019

93    BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name
Address
Birth Year
Position with Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name
Birth Year
Position with Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/2017); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Director, FS Investment Corporation (business development company) (2007 to 2019).

April 30, 2019 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS     94

Name
Birth Year
Position with Trust
Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years
Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

OFFICERS
Name
Address
Birth Year
Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2019 (unaudited)

95    BOARD OF TRUSTEES AND TRUST OFFICERS

Name
Address
Birth Year
Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2019 (unaudited) / ANNUAL REPORT

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

*	If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2019

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2019 / ANNUAL REPORT

•	Information or data entered into a website will be retained.

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2019

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Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890 Additional Sub-Advisors to the Wilmington International Fund Allianz Global Investors U.S. LLC 1633 Broadway New York, New York 10019 AXA Investment Managers, Inc. 100 West Putnam Avenue Greenwich, Connecticut 06830 Berenberg Asset Management LLC 330 N. Wabash Avenue, 39th floor Chicago, Illinois 60611 Nikko Asset Management Americas, Inc. 535 Madison Avenue, Suite 2500 New York, New York 10022 Schroder Investment Management North America, Inc. 875 Third Avenue New York, New York 10022 Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210 Additional Sub-Advisors to the Wilmington Real Asset Fund Pacific Investment Management Company, LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660 Parametric Portfolio Associates, LLC 1918 Eighth Avenue, Suite 3100 Seattle, WA 98101 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street Wilmington, DE 19890 Custodian The Bank of New York Mellon 225 Liberty Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds. WT-AR-MMgr-0419

WILMINGTON FUNDS April 30, 2019 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Equity Fund Wilmington Large-Cap Strategy Fund Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211. You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary.

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2018, through April 30, 2019. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The past year saw the U.S. economy continued to display solid growth, on pace for the longest economic expansion on record. A combination of tax cuts and fiscal spending buoyed the U.S. economy through 2018, with the U.S. posting Gross Domestic Product (“GDP”) growth of 2.9% (seasonally adjusted) in 2018. Beginning in December, we began to experience some hiccups in the economic data due to a confluence of factors: a sharp equity market selloff, a prolonged government shutdown, and weather-related seasonality issues. However, after accounting for these circumstances, it appears the U.S. economy remained on solid footing through the beginning of 2019, with first-quarter GDP growth clocking in at 3.2%. The U.S. labor market grew by an average 219,000 jobs per month over the fiscal year, defying expectations for a slowing of the labor market at this point in the cycle. Inflation, as measured by the Core Consumer Price Index1 on a year-over-year basis, has decelerated since July, as a combination of slowing growth, easing commodity price pressures, and transitory factors weighed on prices. After raising the federal funds rate three times between June and December, the Federal Reserve (the “Fed”) has shifted to a more patient stance alongside disinflation and global risks, including trade.

Outside of the U.S., the economic picture was weaker, and this contributed to a strengthening of the U.S. dollar. After efforts by Chinese policymakers to reign in leverage and excessive credit growth in 2018, the Chinese economy spent most of the year in slowing mode. This weighed on emerging and developed economies more exposed to trade and exports. In Europe and Japan, in particular, a number of region-specific issues (including weather, auto regulations, and protests) also detracted from growth. Chinese policymakers have taken several measured steps to stabilize the economy, and as of April 2019, it appeared some of these measures were beginning to make their way into the economy. European economic data was also showing tepid signs of improvement.

Bond markets

The past year resulted in solid returns from the bond market. To the surprise of many market forecasters, interest rates fell over the course of the year, with the 10-year Treasury yield declining from 3% to as low as 2.36% mid-March and finishing the fiscal year around 2.5%. Long interest rates were dragged lower by a combination of muted inflation and disappointing growth abroad, as the German 10-year bund (i.e., bond) moved back into negative territory in March. This contributed to a dramatic flattening of the U.S. yield curve, with the 10-year minus 3-month portion of the Treasury yield curve inverting in March 2019, sparking a fresh round of concerns about a U.S. recession.

Despite some modest widening of credit spreads, high-yield bonds delivered solid returns in excess of Treasuries and corporate bonds. Default rates remained low, and risk appetite over the course of the year supported returns for the asset class.

For the 12-month period May 1, 2018 to April 30, 2019, certain Bloomberg indices performed as follows:2

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[3]	Index[4]	Index[5]	Index[6]	Bond Index[7]
4.77%	5.29%	6.38%	6.16%	6.74%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

ii

Equity markets

The past year has reflected a tale of two equity markets, with U.S. equities enjoying robust returns, while international developed and emerging markets equities faltered alongside slower growth. U.S. equities climbed to new highs through most of 2018 before hitting the brakes in the fourth quarter as a trifecta of concerns—slowing growth, the Fed rate hikes, and tariffs—led to the sharpest pullback for the S&P 500 since 2011. After declining nearly -20%, the S&P 500 bounced sharply on trade optimism and the Fed pledging to remain on hold. The S&P 500 once again reached new highs on April 30, 2019. U.S. small cap exhibited a sharper fourth-quarter pullback and had not yet recovered to new highs.

International equities suffered from the aforementioned growth dynamics, as well as a stronger U.S. dollar (which weakens returns for overseas equities after converting back into U.S. dollar terms). While international developed and emerging markets equities rebounded in 2019 (slightly trailing U.S. equities), it was not enough to overcome disappointing 2018 performance.

For the 12-month period May 1, 2018 to April 30, 2019, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.49%	4.61%	-3.22%	-5.04%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk and protect your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 24, 2019

April 30, 2019 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.   The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

2.   Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.   Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.   Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.   Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.   Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.   Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.   The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10.   MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.   MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 12.93%* for Class I Shares, versus its benchmark, the Russell 1000® Index**, which had a total return of 13.33%.

The sector positioning of the Fund detracted approximately 14 basis points of performance versus the Russell 1000® gross of fees. Over the last year, the Fund has generally had a pro-cyclical view of the market with over-weighted positions in the Technology, Consumer Discretionary, Financials, Industrials, Energy, Communication Services and Healthcare sectors and underweights to the more defensive Utilities, Consumer Staples, and Real Estate sectors. The largest contributions to the net underperformance was positive contribution from the overweight in Technology which was more than offset by outperformance of the Utilities and Consumer Staples sectors which were underweight over this time period.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

April 30, 2019 (unaudited) / ANNUAL REPORT

2

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2009 to April 30, 2019, compared to the Russell 1000® Index.2

                    VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class I^	12.93%	11.52%	14.71%

Russell 1000® Index	13.33%	11.41%	15.39%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.90% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.
2

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT / April 30, 2019 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which is for the year ended April 30, 2019.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON LARGE-CAP STRATEGY FUND

Actual

Class I	$1,000.00	$1,099.60	$1.30	0.25%

Hypothetical (assuming a 5% return before expense)

Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2019 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2019, the Fund’s sector classifications were as follows (unaudited):

Percentage of Total Net Assets
Common Stocks
Information Technology	22.9%
Financials	13.7%
Health Care	13.5%
Consumer Discretionary	11.0%
Industrials	10.2%
Communication Services	10.2%
Consumer Staples	5.5%
Energy	5.1%
Real Estate	3.0%
Materials	2.9%
Utilities	1.9%
Investment Companies	0.1%
Rights	0.0%[3]
Warrant	0.0%[3]
Cash Equivalents[1]	0.6%
Other Assets and Liabilities – Net[2]	(0.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

(3)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Number of Shares	Value

COMMON STOCKS – 99.9%

COMMUNICATION SERVICES – 10.2%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%

AT&T, Inc.	142,302	$4,405,670

CenturyLink, Inc.	17,485	199,679

Verizon Communications, Inc.	81,200	4,643,828

Zayo Group Holdings, Inc.*	2,200	68,838

		$9,318,015

ENTERTAINMENT – 2.0%

Activision Blizzard, Inc.	16,670	803,661

Electronic Arts, Inc.*	6,610	625,637

Liberty Media Corp. - Liberty Formula One, Class A*	110	4,154

Liberty Media Corp. - Liberty Formula One, Class C*	2,800	108,668

Lions Gate Entertainment Corp., Class A	6,600	96,294

Description	Number of Shares	Value

Lions Gate Entertainment Corp., Class B	1,390	$18,904

Live Nation Entertainment, Inc.*	4,370	285,536

Madison Square Garden Co., Class A (The)*	729	227,769

Netflix, Inc.*	8,400	3,112,536

Take-Two Interactive Software, Inc.*	1,200	116,196

Viacom, Inc., Class B	4,400	127,204

Walt Disney Co. (The)	36,232	4,962,697

		$10,489,256

INTERACTIVE MEDIA & SERVICES – 4.7%

Alphabet, Inc., Class A*	5,995	7,187,765

Alphabet, Inc., Class C*	6,129	7,284,194

Facebook, Inc., Class A*	47,680	9,221,312

IAC*	1,300	292,292

Match Group, Inc.	1,100	66,440

TripAdvisor, Inc.*	2,200	117,106

Twitter, Inc.*	14,110	563,130

ANNUAL REPORT / April 30, 2019

5 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Zillow Group, Inc., Class A*	1,200	$39,852

Zillow Group, Inc., Class C#,*	3,200	106,880

		$24,878,971

MEDIA – 1.6%

AMC Networks, Inc., Class A*	1,685	98,421

Cable One, Inc.	140	148,474

CBS Corp., Class B	8,730	447,587

Charter Communications, Inc., Class A*	3,702	1,374,145

Comcast Corp., Class A	92,500	4,026,525

Discovery, Inc., Class A#,*	6,300	194,670

Discovery, Inc., Class C*	2,200	63,272

DISH Network Corp., Class A*	5,380	188,946

Fox Corp., Class A*	7,476	291,489

Fox Corp., Class B*	626	24,101

GCI Liberty, Inc., Class A*	2,461	146,725

Interpublic Group of Cos., Inc. (The)	6,020	138,460

John Wiley & Sons, Inc., Class A	2,100	96,978

Liberty Broadband Corp., Class A*	1,335	131,351

Liberty Broadband Corp., Class C*	471	46,492

Liberty Media Corp. - Liberty SiriusXM, Class A*	843	33,669

Liberty Media Corp. - Liberty SiriusXM, Class C*	3,786	152,046

News Corp., Class A	11,057	137,328

News Corp., Class B	300	3,747

Omnicom Group, Inc.	5,490	439,365

Sirius XM Holdings, Inc.#	34,040	197,772

		$8,381,563

WIRELESS TELECOMMUNICATION SERVICES – 0.1%

Sprint Corp.*	11,050	61,659

T-Mobile US, Inc.*	6,800	496,332

		$557,991

TOTAL COMMUNICATION SERVICES		$53,625,796

CONSUMER DISCRETIONARY – 11.0%

AUTO COMPONENTS – 0.2%

Adient PLC#	8,400	194,040

Aptiv PLC	3,550	304,235

BorgWarner, Inc.	4,380	182,953

Garrett Motion, Inc.*	1,577	29,648

Gentex Corp.	4,680	107,780

Goodyear Tire & Rubber Co. (The)	3,550	68,196

Lear Corp.	2,100	300,300

Visteon Corp.*	1,500	99,030

		$1,286,182

AUTOMOBILES – 0.5%

Ford Motor Co.	62,300	651,035

Description	Number of Shares	Value

General Motors Co.	29,600	$1,152,920

Harley-Davidson, Inc.	3,970	147,803

Tesla, Inc.#,*	2,818	672,628

Thor Industries, Inc.	1,380	90,901

		$2,715,287

DISTRIBUTORS – 0.1%

Genuine Parts Co.	4,020	412,211

LKQ Corp.*	1,180	35,518

		$447,729

DIVERSIFIED CONSUMER SERVICES – 0.1%

frontdoor, Inc.*	1,100	38,764

Graham Holdings Co., Class B	140	104,080

H&R Block, Inc.	600	16,326

Service Corp. International	4,170	173,514

ServiceMaster Global Holdings, Inc.*	2,280	111,788

		$444,472

HOTELS, RESTAURANTS & LEISURE – 2.4%

Aramark	5,800	180,264

Caesars Entertainment Corp.*	11,500	107,640

Carnival Corp.	12,500	685,750

Chipotle Mexican Grill, Inc.*	400	275,216

Choice Hotels International, Inc.	1,610	133,694

Darden Restaurants, Inc.	1,440	169,344

Domino’s Pizza, Inc.	1,200	324,696

Dunkin’ Brands Group, Inc.	3,500	261,205

Extended Stay America, Inc.	4,700	84,177

Hilton Grand Vacations, Inc.*	736	23,581

Hilton Worldwide Holdings, Inc.	3,953	343,871

Hyatt Hotels Corp., Class A	2,800	214,844

International Game Technology#	2,173	31,791

Las Vegas Sands Corp.	7,420	497,511

Marriott International, Inc., Class A	6,636	905,283

McDonald’s Corp.	16,049	3,170,801

MGM Resorts International	12,310	327,815

Norwegian Cruise Line Holdings Ltd.*	3,360	189,470

Restaurant Brands International LP	47	3,090

Royal Caribbean Cruises Ltd.	3,980	481,341

Six Flags Entertainment Corp.	3,100	164,579

Starbucks Corp.	25,590	1,987,831

Wendy’s Co. (The)	200	3,722

Wyndham Destinations, Inc.	3,360	146,362

Wyndham Hotels & Resorts, Inc.	3,360	187,219

Wynn Resorts Ltd.	2,200	317,790

Yum China Holdings, Inc.	8,650	411,221

Yum! Brands, Inc.	7,550	788,144

		$12,418,252

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

HOUSEHOLD DURABLES – 0.3%

DR Horton, Inc.	5,070	$224,652

Garmin Ltd.	1,690	144,901

Leggett & Platt, Inc.	3,670	144,451

Lennar Corp., Class A	2,910	151,407

Lennar Corp., Class B	76	3,171

Mohawk Industries, Inc.*	500	68,125

Newell Brands, Inc.	7,569	108,842

NVR, Inc.*	30	94,574

PulteGroup, Inc.	10,090	317,431

Tempur Sealy International, Inc.*	200	12,280

Toll Brothers, Inc.	6,050	230,505

Whirlpool Corp.	250	34,705

		$1,535,044

INTERNET & CATALOG RETAIL – 3.6%

Amazon.com, Inc.*	8,260	15,913,055

Booking Holdings, Inc.*	930	1,725,141

eBay, Inc.	21,790	844,363

Expedia Group, Inc.	2,852	370,304

GrubHub, Inc.#,*	1,800	120,222

Qurate Retail, Inc.*	6,850	116,792

Wayfair, Inc., Class A*	1,100	178,365

		$19,268,242

LEISURE EQUIPMENT & PRODUCTS – 0.1%

Hasbro, Inc.	3,490	355,491

Mattel, Inc.#,*	550	6,705

Polaris Industries, Inc.	1,500	144,600

		$506,796

MULTILINE RETAIL – 0.5%

Dollar General Corp.	6,600	832,194

Dollar Tree, Inc.*	5,662	630,067

Kohl’s Corp.	1,810	128,691

Macy’s, Inc.	7,580	178,433

Nordstrom, Inc.	380	15,588

Target Corp.	9,060	701,425

		$2,486,398

SPECIALTY RETAIL – 2.5%

Advance Auto Parts, Inc.	1,850	307,692

AutoNation, Inc.*	480	20,126

AutoZone, Inc.*	660	678,685

Best Buy Co., Inc.	5,580	415,208

Burlington Stores, Inc.*	900	152,019

CarMax, Inc.*	1,900	147,934

Dick’s Sporting Goods, Inc.	1,500	55,500

Floor & Decor Holdings, Inc., Class A*	1,000	48,020

Foot Locker, Inc.	2,410	137,876

Description	Number of Shares	Value

Gap, Inc. (The)	900	$23,472

Home Depot, Inc. (The)	23,350	4,756,395

L Brands, Inc.	4,310	110,508

Lowe’s Cos., Inc.	16,700	1,889,438

Michaels Cos., Inc. (The)*	1,000	11,240

O’Reilly Automotive, Inc.*	1,900	719,283

Ross Stores, Inc.	8,940	873,080

Tiffany & Co.	3,050	328,851

TJX Cos., Inc. (The)	27,480	1,508,102

Tractor Supply Co.	1,200	124,200

Ulta Beauty, Inc.*	1,400	488,572

Urban Outfitters, Inc.*	2,800	83,244

Williams-Sonoma, Inc.#	1,040	59,457

		$12,938,902

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Capri Holdings Ltd*	2,100	92,568

Carter’s, Inc.	1,400	148,274

Hanesbrands, Inc.	6,100	110,227

Lululemon Athletica, Inc.*	1,400	246,890

NIKE, Inc., Class B	25,540	2,243,178

PVH Corp.	580	74,814

Ralph Lauren Corp.	700	92,106

Skechers U.S.A., Inc., Class A*	2,100	66,486

Tapestry, Inc.	5,910	190,716

Under Armour, Inc., Class A*	4,600	106,214

Under Armour, Inc., Class C*	922	19,104

VF Corp.	6,050	571,180

		$3,961,757

TOTAL CONSUMER DISCRETIONARY		$58,009,061

CONSUMER STAPLES – 5.5%

BEVERAGES – 1.4%

Brown-Forman Corp., Class A	1,100	57,530

Brown-Forman Corp., Class B	4,525	241,137

Coca-Cola Co. (The)	60,500	2,968,130

Constellation Brands, Inc., Class A	2,700	571,509

Keurig Dr. Pepper, Inc.	2,200	63,954

Molson Coors Brewing Co., Class B	3,000	192,570

Monster Beverage Corp.*	7,900	470,840

PepsiCo., Inc.	24,300	3,111,615

		$7,677,285

FOOD & STAPLES RETAILING – 1.1%

Costco Wholesale Corp.	7,600	1,866,028

Kroger Co. (The)	6,400	164,992

Sprouts Farmers Market, Inc.*	3,200	68,544

Sysco Corp.	8,500	598,145

U.S. Foods Holding Corp.*	2,900	105,995

ANNUAL REPORT / April 30, 2019

7 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Walgreens Boots Alliance, Inc.	10,500	$562,485

Walmart, Inc.	23,000	2,365,320

		$5,731,509

FOOD PRODUCTS – 0.9%

Archer-Daniels-Midland Co.	11,900	530,740

Bunge Ltd.	3,100	162,471

Campbell Soup Co.	5,300	205,057

Conagra Brands, Inc.	5,900	181,602

Flowers Foods, Inc.	1,600	34,784

General Mills, Inc.	6,700	344,849

Hain Celestial Group, Inc. (The)*	5,600	122,192

Hershey Co. (The)	3,500	436,975

Hormel Foods Corp.	2,100	83,874

Ingredion, Inc.	500	47,375

JM Smucker Co. (The)	700	85,841

Kellogg Co.	2,000	120,600

Kraft Heinz Co. (The)	9,400	312,456

Lamb Weston Holdings, Inc.	2,700	189,135

McCormick & Co., Inc.	1,200	184,764

Mondelez International, Inc., Class A	23,400	1,189,890

Pilgrim’s Pride Corp.*	2,800	75,348

Post Holdings, Inc.*	1,000	112,780

TreeHouse Foods, Inc.*	1,500	100,470

Tyson Foods, Inc., Class A	5,300	397,553

		$4,918,756

HOUSEHOLD PRODUCTS – 1.3%

Church & Dwight Co., Inc.	2,800	209,860

Clorox Co. (The)	2,900	463,217

Colgate-Palmolive Co.	12,200	888,038

Energizer Holdings, Inc.	1,700	81,413

Kimberly-Clark Corp.	4,700	603,386

Procter & Gamble Co. (The)	41,200	4,386,976

Spectrum Brands Holdings, Inc.	800	49,256

		$6,682,146

PERSONAL PRODUCTS – 0.1%

Coty, Inc., Class A	1,400	15,148

Estee Lauder Cos., Inc., Class A (The)	3,200	549,792

Herbalife Nutrition Ltd.*	2,900	153,265

Nu Skin Enterprises, Inc., Class A	1,500	76,305

		$794,510

TOBACCO – 0.7%

Altria Group, Inc.	27,500	1,494,075

Philip Morris International, Inc.	23,000	1,990,880

		$3,484,955

TOTAL CONSUMER STAPLES		$29,289,161

Description	Number of Shares	Value

ENERGY – 5.1%

ENERGY EQUIPMENT & SERVICES – 0.4%

Apergy Corp.*	2,080	$82,555

Baker Hughes, Inc.	7,100	170,542

Halliburton Co.	12,590	356,675

Helmerich & Payne, Inc.	3,560	208,331

National Oilwell Varco, Inc.	4,905	128,217

Patterson-UTI Energy, Inc.	4,700	63,873

RPC, Inc.#	3,450	35,500

Schlumberger Ltd.	24,346	1,039,087

Transocean Ltd.*	14,600	114,756

		$2,199,536

OIL, GAS & CONSUMABLE FUELS – 4.7%

Anadarko Petroleum Corp.	10,650	775,853

Antero Resources Corp.*	1,000	7,250

Apache Corp.	4,440	146,120

Cabot Oil & Gas Corp.	11,300	292,557

Cheniere Energy, Inc.*	4,830	310,811

Chesapeake Energy Corp.#,*	19,500	56,745

Chevron Corp.	38,620	4,636,717

Cimarex Energy Co.	1,700	116,722

CNX Resources Corp.*	6,500	58,240

Concho Resources, Inc.	3,400	392,292

ConocoPhillips	23,360	1,474,483

Continental Resources, Inc.*	2,220	102,098

Devon Energy Corp.	7,480	240,407

Diamondback Energy, Inc.	3,497	372,046

Encana Corp.#	8,282	57,394

EOG Resources, Inc.	12,680	1,217,914

EQT Corp.	2,326	47,567

Equitrans Midstream Corp.	1,860	38,744

Extraction Oil & Gas, Inc.#,*	8,000	37,600

Exxon Mobil Corp.	83,793	6,726,902

Hess Corp.	4,590	294,311

HollyFrontier Corp.	3,940	188,056

Kinder Morgan, Inc.	31,455	625,011

Kosmos Energy Ltd.	1,600	10,704

Marathon Oil Corp.	19,730	336,199

Marathon Petroleum Corp.	15,100	919,137

Murphy Oil Corp.	5,400	147,096

Noble Energy, Inc.	5,620	152,077

Occidental Petroleum Corp.	12,900	759,552

ONEOK, Inc.	6,660	452,414

Parsley Energy, Inc., Class A*	4,400	87,824

PBF Energy, Inc., Class A	3,000	100,740

Phillips 66	9,490	894,622

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Pioneer Natural Resources Co.	3,850	$640,871

QEP Resources, Inc.*	4,500	33,840

Range Resources Corp.	5,200	47,008

SM Energy Co.	3,350	53,365

Targa Resources Corp.	4,300	172,645

Valero Energy Corp.	9,620	872,149

Whiting Petroleum Corp.*	2,387	65,380

Williams Cos., Inc. (The)	22,070	625,243

WPX Energy, Inc.*	7,917	109,967

		$24,696,673

TOTAL ENERGY		$26,896,209

FINANCIALS – 13.7%

CAPITAL MARKETS – 2.8%

Affiliated Managers Group, Inc.	1,270	140,868

Ameriprise Financial, Inc.	3,540	519,566

Bank of New York Mellon Corp. (The)	20,120	999,159

BGC Partners, Inc., Class A	5,300	28,620

BlackRock, Inc.	2,460	1,193,690

Cboe Global Markets, Inc.	3,000	304,830

Charles Schwab Corp. (The)	23,850	1,091,853

CME Group, Inc.	6,900	1,234,410

E*TRADE Financial Corp.	6,000	303,960

Eaton Vance Corp.	270	11,224

FactSet Research Systems, Inc.#	840	231,731

Franklin Resources, Inc.	1,520	52,577

Goldman Sachs Group, Inc. (The)	6,140	1,264,349

Interactive Brokers Group, Inc., Class A	2,300	124,752

Intercontinental Exchange, Inc.	11,790	959,117

Invesco Ltd.	1,720	37,788

Legg Mason, Inc.	210	7,025

LPL Financial Holdings, Inc.	2,300	170,407

Moody’s Corp.	3,740	735,359

Morgan Stanley	25,746	1,242,245

Morningstar, Inc.	1,100	157,795

MSCI, Inc.	2,520	567,958

Nasdaq, Inc.	3,830	353,126

Northern Trust Corp.	3,280	323,244

Raymond James Financial, Inc.	3,410	312,254

S&P Global, Inc.	5,290	1,167,291

SEI Investments Co.	3,840	209,088

State Street Corp.	5,270	356,568

T. Rowe Price Group, Inc.	3,680	395,600

TD Ameritrade Holding Corp.	2,850	149,853

Virtu Financial, Inc., Class A	900	22,122

		$14,668,429

Description	Number of Shares	Value

COMMERCIAL BANKS – 1.7%

Associated Banc-Corp.	6,885	$156,221

Bank of Hawaii Corp.	2,470	203,479

Bank OZK	3,600	117,540

BB&T Corp.	16,690	854,528

BOK Financial Corp.	820	71,455

Citizens Financial Group, Inc.	13,050	472,410

Commerce Bancshares, Inc.	955	57,711

Cullen/Frost Bankers, Inc.	1,440	146,434

East West Bancorp, Inc.	2,500	128,700

Fifth Third Bancorp	17,850	514,437

First Horizon National Corp.	8,934	134,814

First Republic Bank	4,500	475,290

Huntington Bancshares, Inc.	16,541	230,251

KeyCorp	19,044	334,222

M&T Bank Corp.§	1,610	273,813

PacWest Bancorp	1,539	60,867

PNC Financial Services Group, Inc. (The)	9,460	1,295,358

Popular, Inc.	600	34,626

Regions Financial Corp.	28,556	443,475

Signature Bank	1,000	132,070

SunTrust Banks, Inc.	10,180	666,586

SVB Financial Group*	1,200	302,064

Synovus Financial Corp.	2,694	99,301

TCF Financial Corp.	710	15,712

Texas Capital Bancshares, Inc.*	200	12,946

U.S. Bancorp	29,270	1,560,676

Zions Bancorp NA	3,590	177,095

		$8,972,081

CONSUMER FINANCE – 0.7%

Ally Financial, Inc.	5,400	160,434

American Express Co.	13,940	1,634,186

Capital One Financial Corp.	8,100	751,923

Credit Acceptance Corp.*	250	124,055

Discover Financial Services	8,380	682,886

Navient Corp.	5,160	69,712

SLM Corp.	5,760	58,522

Synchrony Financial	10,000	346,700

		$3,828,418

DIVERSIFIED FINANCIAL SERVICES – 5.5%

Bank of America Corp.	178,250	5,450,885

Berkshire Hathaway, Inc., Class B*	37,696	8,169,100

Citigroup, Inc.	49,282	3,484,237

Comerica, Inc.	4,130	324,577

Jefferies Financial Group, Inc.	110	2,263

JPMorgan Chase & Co.	65,120	7,557,176

Voya Financial, Inc.	1,900	104,291

ANNUAL REPORT / April 30, 2019

9 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Wells Fargo & Co.	80,175	$3,881,272

		$28,973,801

INSURANCE – 2.9%

Aflac, Inc.	17,600	886,688

Alleghany Corp.*	156	102,473

Allstate Corp. (The)	8,180	810,311

American Financial Group, Inc.	1,600	165,648

American International Group, Inc.	14,280	679,300

Aon PLC	5,300	954,742

Arch Capital Group Ltd.*	7,170	242,203

Arthur J Gallagher & Co.	5,180	433,152

Assurant, Inc.	1,130	107,350

Assured Guaranty Ltd.	3,550	169,335

Axis Capital Holdings Ltd.	3,280	186,468

Brighthouse Financial, Inc.*	2,300	96,117

Brown & Brown, Inc.	9,140	290,195

Chubb Ltd.	9,847	1,429,784

Cincinnati Financial Corp.	4,506	433,387

CNA Financial Corp.	1,050	48,647

Erie Indemnity Co., Class A	670	126,844

Everest Re Group Ltd.	1,170	275,535

Fidelity National Financial, Inc.	5,341	213,373

Hanover Insurance Group, Inc. (The)	1,100	132,671

Hartford Financial Services Group, Inc. (The)	4,390	229,641

Lincoln National Corp.	5,570	371,630

Loews Corp.	5,050	259,015

Markel Corp.*	280	300,023

Marsh & McLennan Cos., Inc.	11,190	1,055,105

MetLife, Inc.	13,351	615,882

Old Republic International Corp.	1,900	42,484

Principal Financial Group, Inc.	6,990	399,548

Progressive Corp. (The)	12,930	1,010,479

Prudential Financial, Inc.	9,330	986,274

Reinsurance Group of America, Inc.	1,690	256,052

RenaissanceRe Holdings Ltd.	20	3,107

Torchmark Corp.	1,695	148,584

Travelers Cos., Inc. (The)	6,180	888,375

Unum Group	2,110	77,901

White Mountains Insurance Group Ltd.	160	150,246

Willis Towers Watson PLC	2,600	479,284

WR Berkley Corp.	5,370	329,181

		$15,387,034

MORTGAGE REAL ESTATE INVESTMENT TRUSTS – 0.1%

AGNC Investment Corp.	2,930	52,125

Annaly Capital Management, Inc.	13,680	138,031

Chimera Investment Corp.	6,840	131,123

Description	Number of Shares	Value

New Residential Investment Corp.	2,100	$35,301

		$356,580

REAL ESTATE INVESTMENT TRUSTS – 0.0%**

Omega Healthcare Investors, Inc.#	6,700	237,113

THRIFTS & MORTGAGE FINANCE – 0.0%**

New York Community Bancorp, Inc.	100	1,163

TFS Financial Corp.	150	2,496

		$3,659

TOTAL FINANCIALS		$72,427,115

HEALTH CARE – 13.5%

BIOTECHNOLOGY – 2.4%

AbbVie, Inc.	30,978	2,459,343

Agios Pharmaceuticals, Inc.#,*	1,500	83,880

Alexion Pharmaceuticals, Inc.*	3,890	529,546

Alkermes PLC*	2,000	60,640

Alnylam Pharmaceuticals, Inc.*	2,000	178,680

Amgen, Inc.	12,964	2,324,704

Biogen, Inc.*	4,200	962,808

BioMarin Pharmaceutical, Inc.*	2,900	248,037

Bluebird Bio, Inc.*	1,200	170,196

Celgene Corp.*	14,166	1,340,954

Exact Sciences Corp.*	2,400	236,856

Exelixis, Inc.*	6,300	123,858

Gilead Sciences, Inc.	26,244	1,706,910

Incyte Corp.*	3,260	250,368

Ionis Pharmaceuticals, Inc.*	2,800	208,124

Neurocrine Biosciences, Inc.*	1,800	130,032

Regeneron Pharmaceuticals, Inc.*	1,600	549,024

Sage Therapeutics, Inc.*	900	151,407

Sarepta Therapeutics, Inc.#,*	1,100	128,634

Seattle Genetics, Inc.*	1,700	115,226

United Therapeutics Corp.*	1,140	116,930

Vertex Pharmaceuticals, Inc.*	5,143	869,064

		$12,945,221

HEALTH CARE EQUIPMENT & SUPPLIES – 3.3%

Abbott Laboratories	32,645	2,597,236

ABIOMED, Inc.*	700	194,187

Align Technology, Inc.*	1,560	506,501

Baxter International, Inc.	11,630	887,369

Becton Dickinson & Co.	5,334	1,284,107

Boston Scientific Corp.*	28,100	1,043,072

Cantel Medical Corp.	100	6,894

Cooper Cos., Inc. (The)	1,250	362,400

Danaher Corp.	12,080	1,599,875

DENTSPLY SIRONA, Inc.	6,579	336,384

DexCom, Inc.*	1,700	205,819

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Edwards Lifesciences Corp.*	4,472	$787,385

Hill-Rom Holdings, Inc.	2,260	229,209

Hologic, Inc.*	6,740	312,601

ICU Medical, Inc.*	100	22,750

IDEXX Laboratories, Inc.*	1,880	436,160

Insulet Corp.*	800	69,000

Integra LifeSciences Holdings Corp.*	400	20,876

Intuitive Surgical, Inc.*	2,200	1,123,386

Masimo Corp.*	100	13,015

Medtronic PLC	25,726	2,284,726

Penumbra, Inc.#,*	400	53,800

ResMed, Inc.	3,520	367,875

Stryker Corp.	7,300	1,379,043

Teleflex, Inc.	1,360	389,205

Varian Medical Systems, Inc.*	2,750	374,467

Zimmer Biomet Holdings, Inc.	2,910	358,396

		$17,245,738

HEALTH CARE PROVIDERS & SERVICES – 2.4%

Acadia Healthcare Co., Inc.#,*	1,100	35,222

AmerisourceBergen Corp.	3,970	296,797

Anthem, Inc.	5,210	1,370,386

Cardinal Health, Inc.	4,220	205,556

Centene Corp.*	8,264	426,092

Cigna Corp.	6,492	1,031,189

Covetrus, Inc.*	1,808	59,429

CVS Health Corp.	22,671	1,232,849

DaVita, Inc.*	2,788	154,009

Encompass Health Corp.	100	6,445

HCA Healthcare, Inc.	5,400	687,042

Henry Schein, Inc.*	4,520	289,551

Humana, Inc.	2,830	722,810

Laboratory Corp. of America Holdings*	1,857	296,971

McKesson Corp.	4,100	488,925

MEDNAX, Inc.*	2,640	73,841

Molina Healthcare, Inc.*	600	77,778

Quest Diagnostics, Inc.	3,750	361,425

UnitedHealth Group, Inc.	18,820	4,386,377

Universal Health Services, Inc., Class B	2,480	314,638

WellCare Health Plans, Inc.*	500	129,175

		$12,646,507

HEALTH CARE TECHNOLOGY – 0.2%

Cerner Corp.*	7,040	467,808

Veeva Systems, Inc., Class A*	2,720	380,446

		$848,254

LIFE SCIENCES TOOLS & SERVICES – 1.1%

Agilent Technologies, Inc.	7,490	587,965

Description	Number of Shares	Value

Bio-Rad Laboratories, Inc., Class A*	890	$267,828

Bruker Corp.	4,900	189,140

Charles River Laboratories International, Inc.*	2,020	283,749

Illumina, Inc.*	2,840	886,080

IQVIA Holdings, Inc.*	2,480	344,472

Mettler-Toledo International, Inc.*	620	462,061

PerkinElmer, Inc.	3,670	351,733

PRA Health Sciences, Inc.*	500	48,410

Thermo Fisher Scientific, Inc.	7,620	2,114,169

Waters Corp.*	2,110	450,569

		$5,986,176

PHARMACEUTICALS – 4.1%

Allergan PLC	5,685	835,695

Bristol-Myers Squibb Co.	29,460	1,367,828

Catalent, Inc.*	600	26,892

Eli Lilly & Co.	17,830	2,086,823

Jazz Pharmaceuticals PLC*	500	64,885

Johnson & Johnson	52,200	7,370,640

Merck & Co., Inc.	51,466	4,050,889

Mylan NV*	4,830	130,362

Nektar Therapeutics*	3,000	96,060

Perrigo Co. PLC	1,440	69,005

Pfizer, Inc.	113,903	4,625,601

Zoetis, Inc.	10,381	1,057,201

		$21,781,881

TOTAL HEALTH CARE		$71,453,777

INDUSTRIALS – 10.2%

AEROSPACE & DEFENSE – 2.5%

Arconic, Inc.	3,966	85,190

Boeing Co. (The)	10,840	4,094,160

BWX Technologies, Inc.	2,940	150,234

General Dynamics Corp.	5,730	1,024,066

HEICO Corp., Class A	1,952	174,567

Hexcel Corp.	3,600	254,556

Huntington Ingalls Industries, Inc.	1,345	299,370

L3 Technologies, Inc.	2,010	439,346

Lockheed Martin Corp.	4,750	1,583,318

Northrop Grumman Corp.	3,470	1,005,988

Raytheon Co.	6,320	1,122,369

Spirit AeroSystems Holdings, Inc., Class A	1,940	168,586

Textron, Inc.	3,270	173,310

TransDigm Group, Inc.*	1,090	525,947

United Technologies Corp.	15,350	2,189,063

		$13,290,070

ANNUAL REPORT / April 30, 2019

11 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

AIR FREIGHT & LOGISTICS – 0.5%

C.H. Robinson Worldwide, Inc.	1,184	$95,904

Expeditors International of Washington, Inc.	1,580	125,484

FedEx Corp.	5,360	1,015,506

United Parcel Service, Inc., Class B	13,330	1,415,913

XPO Logistics, Inc.#, *	2,200	149,776

		$2,802,583

AIRLINES – 0.4%

Alaska Air Group, Inc.	1,800	111,420

American Airlines Group, Inc.	5,900	201,662

Copa Holdings SA, Class A	1,000	83,260

Delta Air Lines, Inc.	12,490	728,042

JetBlue Airways Corp.*	3,600	66,780

Southwest Airlines Co.	12,430	674,079

United Continental Holdings, Inc.*	5,483	487,219

		$2,352,462

BUILDING PRODUCTS – 0.4%

A.O. Smith Corp.	5,000	262,850

Allegion PLC	2,233	221,581

Fortune Brands Home & Security, Inc.	4,760	251,233

Johnson Controls International PLC	14,331	537,412

Lennox International, Inc.	1,290	350,171

Masco Corp.	9,030	352,712

Owens Corning	2,290	117,408

Resideo Technologies, Inc.*	2,628	59,656

		$2,153,023

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Cintas Corp.	2,420	525,479

Copart, Inc.*	3,800	255,816

Republic Services, Inc.	6,140	508,515

Stericycle, Inc.*	152	8,875

Waste Management, Inc.	9,840	1,056,226

		$2,354,911

CONSTRUCTION & ENGINEERING – 0.1%

Arcosa, Inc.	800	24,904

Fluor Corp.	100	3,973

Jacobs Engineering Group, Inc.	4,150	323,451

Quanta Services, Inc.	560	22,736

		$375,064

ELECTRICAL EQUIPMENT – 0.5%

Acuity Brands, Inc.	800	117,064

AMETEK, Inc.	3,160	278,617

Eaton Corp. PLC	7,478	619,328

Emerson Electric Co.	11,440	812,126

Hubbell, Inc.	1,290	164,604

Description	Number of Shares	Value

nVent Electric PLC	3,816	$106,657

Rockwell Automation, Inc.	2,320	419,247

		$2,517,643

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.1%

Fortive Corp.	7,440	642,370

INDUSTRIAL CONGLOMERATES – 1.4%

3M Co.	11,660	2,209,687

Carlisle Cos., Inc.	1,290	182,432

General Electric Co.	162,620	1,653,845

Honeywell International, Inc.	15,370	2,668,693

Roper Technologies, Inc.	2,200	791,340

		$7,505,997

MACHINERY – 2.1%

AGCO Corp.	1,060	75,027

Allison Transmission Holdings, Inc.	4,800	224,928

Caterpillar, Inc.	11,500	1,603,330

Colfax Corp.*	2,900	87,493

Crane Co.	1,200	102,060

Cummins, Inc.	3,480	578,689

Deere & Co.	6,290	1,041,813

Donaldson Co., Inc.	4,010	214,695

Dover Corp.	4,160	407,846

Gardner Denver Holdings, Inc.*	1,100	37,125

Graco, Inc.	6,420	329,025

IDEX Corp.	2,120	332,119

Illinois Tool Works, Inc.	7,000	1,089,410

Ingersoll-Rand PLC	5,650	692,746

ITT, Inc.	2,535	153,494

Lincoln Electric Holdings, Inc.	1,900	165,813

Nordson Corp.	1,500	218,925

Oshkosh Corp.	1,790	147,836

PACCAR, Inc.	4,790	343,299

Parker-Hannifin Corp.	2,960	535,997

Pentair PLC	3,816	148,786

Snap-on, Inc.	1,280	215,398

Stanley Black & Decker, Inc.	4,020	589,332

Terex Corp.	2,630	87,658

Timken Co. (The)	600	28,770

Toro Co. (The)	3,780	276,507

Trinity Industries, Inc.	2,400	51,744

Valmont Industries, Inc.	1,060	142,930

WABCO Holdings, Inc.*	2,050	271,502

Wabtec Corp.#	2,565	189,990

Welbilt, Inc.*	3,910	65,805

Xylem, Inc.	5,010	417,834

		$10,867,926

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

PROFESSIONAL SERVICES – 0.3%

CoStar Group, Inc.*	800	$397,000

Equifax, Inc.	3,360	423,192

IHS Markit Ltd.*	4,987	285,556

ManpowerGroup, Inc.	1,860	178,634

Nielsen Holdings PLC	1,850	47,230

TransUnion	2,400	167,160

Verisk Analytics, Inc.	2,100	296,394

		$1,795,166

ROAD & RAIL – 1.2%

CSX Corp.	16,400	1,305,932

JB Hunt Transport Services, Inc.	2,280	215,414

Kansas City Southern	2,180	268,445

Landstar System, Inc.	1,590	173,246

Norfolk Southern Corp.	5,860	1,195,557

Old Dominion Freight Line, Inc.	1,400	208,992

Ryder System, Inc.	40	2,520

Union Pacific Corp.	15,170	2,685,697

		$6,055,803

TRADING COMPANIES & DISTRIBUTORS – 0.2%

Air Lease Corp.	1,200	46,272

Fastenal Co.	3,520	248,336

MSC Industrial Direct Co., Inc., Class A	1,390	116,274

United Rentals, Inc.*	2,020	284,658

Watsco, Inc.	100	15,847

WW Grainger, Inc.	1,140	321,480

		$1,032,867

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Macquarie Infrastructure Corp.	1,100	44,561

TOTAL INDUSTRIALS		$53,790,446

INFORMATION TECHNOLOGY – 22.9%

COMMUNICATIONS EQUIPMENT – 1.4%

Arista Networks, Inc.*	800	249,832

Cisco Systems, Inc.	92,050	5,150,198

CommScope Holding Co., Inc.*	3,700	91,686

EchoStar Corp., Class A*	70	2,790

F5 Networks, Inc.*	490	76,881

Harris Corp.	2,859	481,742

Juniper Networks, Inc.	1,590	44,154

Motorola Solutions, Inc.	3,830	555,005

Palo Alto Networks, Inc.*	1,690	420,523

		$7,072,811

COMPUTERS & PERIPHERALS – 4.1%

Apple, Inc.	95,160	19,095,757

Dell Technologies, Inc., Class C*	4,069	274,291

Hewlett Packard Enterprise Co.	37,090	586,393

Description	Number of Shares	Value

HP, Inc.	37,590	$749,921

NCR Corp.*	1,820	52,689

NetApp, Inc.	3,353	244,266

Pure Storage, Inc., Class A*	2,100	48,006

Western Digital Corp.	7,683	392,755

Xerox Corp.	2,300	76,728

		$21,520,806

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	7,300	726,788

Arrow Electronics, Inc.*	2,940	248,459

CDW Corp.	4,290	453,024

Cognex Corp.	5,000	252,150

Coherent, Inc.*	700	103,607

Corning, Inc.	19,970	636,045

Dolby Laboratories, Inc., Class A	150	9,704

IPG Photonics Corp.*	700	122,311

Keysight Technologies, Inc.*	2,100	182,763

National Instruments Corp.	1,930	90,903

Trimble, Inc.*	6,680	272,678

Zebra Technologies Corp., Class A*	600	126,684

		$3,225,116

IT SERVICES – 5.5%

Accenture PLC, Class A	13,500	2,466,045

Akamai Technologies, Inc.*	3,950	316,237

Alliance Data Systems Corp.	1,290	206,529

Amdocs Ltd.	2,620	144,310

Automatic Data Processing, Inc.	9,630	1,583,076

Black Knight, Inc.*	2,037	114,928

Booz Allen Hamilton Holding Corp.	800	47,432

Broadridge Financial Solutions, Inc.	3,430	405,186

Cognizant Technology Solutions Corp., Class A	11,910	868,954

Conduent, Inc.*	4,300	55,169

DXC Technology Co.	6,676	438,880

EPAM Systems, Inc.*	600	107,616

Euronet Worldwide, Inc.*	600	89,934

Fidelity National Information Services, Inc.	6,443	746,937

First Data Corp., Class A*	8,200	212,052

Fiserv, Inc.*	9,220	804,353

FleetCor Technologies, Inc.*	2,000	521,900

Gartner, Inc.*	1,600	254,352

Global Payments, Inc.	4,400	642,708

GoDaddy, Inc., Class A*	1,450	118,175

International Business Machines Corp.	17,560	2,463,141

Jack Henry & Associates, Inc.	1,900	283,214

Leidos Holdings, Inc.	2,200	161,656

ANNUAL REPORT / April 30, 2019

13 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

MasterCard, Inc., Class A	18,120	$4,606,829

Okta, Inc.*	1,400	145,642

Paychex, Inc.	6,570	553,917

PayPal Holdings, Inc.*	24,865	2,804,026

Square, Inc., Class A*	5,300	385,946

Switch, Inc., Class A#	4,700	51,089

Teradata Corp.*	1,070	48,653

Total System Services, Inc.	3,720	380,333

Twilio, Inc., Class A*	1,700	233,138

VeriSign, Inc.*	2,650	523,242

Visa, Inc., Class A	35,320	5,807,668

Western Union Co. (The)	1,840	35,770

Worldpay, Inc., Class A*	5,100	597,771

		$29,226,808

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.3%

Advanced Micro Devices, Inc.*	19,900	549,837

Analog Devices, Inc.	7,952	924,340

Applied Materials, Inc.	22,280	981,880

Broadcom, Inc.	8,333	2,653,227

Cypress Semiconductor Corp.	12,000	206,160

First Solar, Inc.*	2,200	135,366

Intel Corp.	90,870	4,638,005

KLA-Tencor Corp.	4,150	529,042

Lam Research Corp.	3,680	763,342

Marvell Technology Group Ltd.	11,453	286,554

Maxim Integrated Products, Inc.	3,220	193,200

Microchip Technology, Inc.	6,139	613,225

Micron Technology, Inc.*	23,900	1,005,234

MKS Instruments, Inc.	300	27,303

NVIDIA Corp.	11,980	2,168,380

NXP Semiconductors NV	5,500	580,910

ON Semiconductor Corp.*	8,220	189,553

Qorvo, Inc.*	2,850	215,488

QUALCOMM, Inc.	24,880	2,142,914

Skyworks Solutions, Inc.	3,900	343,902

Teradyne, Inc.	6,150	301,350

Texas Instruments, Inc.	19,800	2,333,034

Universal Display Corp.#	1,200	191,520

Versum Materials, Inc.	2,600	135,668

Xilinx, Inc.	5,500	660,770

		$22,770,204

SOFTWARE – 7.0%

2U, Inc.*	700	42,350

Adobe, Inc.*	10,160	2,938,780

ANSYS, Inc.*	1,380	270,204

Atlassian Corp. PLC, Class A*	1,300	143,195

Autodesk, Inc.*	4,830	860,754

Description	Number of Shares	Value

Cadence Design Systems, Inc.*	8,310	$576,548

CDK Global, Inc.	4,676	282,056

Citrix Systems, Inc.	3,590	362,446

DocuSign, Inc.*	600	34,002

FireEye, Inc.*	2,600	41,652

Fortinet, Inc.*	1,700	158,814

Guidewire Software, Inc.*	800	85,200

Intuit, Inc.	5,400	1,355,724

LogMeIn, Inc.	857	70,617

Microsoft Corp.	151,749	19,818,419

Nutanix, Inc., Class A*	3,800	164,122

Oracle Corp.	49,910	2,761,520

Paycom Software, Inc.*	700	141,771

Pluralsight, Inc., Class A*	800	28,392

Proofpoint, Inc.*	400	50,168

PTC, Inc.*	2,100	189,987

Red Hat, Inc.*	4,030	735,596

RingCentral, Inc., Class A*	800	93,096

salesforce.com, Inc.*	14,830	2,452,140

ServiceNow, Inc.*	3,900	1,058,889

Splunk, Inc.*	2,800	386,512

SS&C Technologies Holdings, Inc.	1,900	128,554

Symantec Corp.	8,120	196,585

Synopsys, Inc.*	2,600	314,808

Tableau Software, Inc., Class A*	1,000	121,810

Ultimate Software Group, Inc. (The)*	240	79,356

VMware, Inc., Class A	1,510	308,236

Workday, Inc., Class A*	2,350	483,230

Zendesk, Inc.*	1,400	122,892

		$36,858,425

TOTAL INFORMATION TECHNOLOGY		$120,674,170

MATERIALS – 2.9%

CHEMICALS – 2.1%

Air Products & Chemicals, Inc.	4,900	1,008,371

Albemarle Corp.#	2,000	150,120

Ashland Global Holdings, Inc.	1,200	96,636

Cabot Corp.	600	27,228

Celanese Corp.	3,500	377,615

CF Industries Holdings, Inc.	6,100	273,158

Chemours Co. (The)	4,300	154,843

Dow, Inc.*	14,779	838,413

DowDuPont, Inc.	44,337	1,704,758

Eastman Chemical Co.	4,000	315,520

Ecolab, Inc.	5,700	1,049,256

Element Solutions, Inc.*	2,900	31,494

FMC Corp.	3,900	308,334

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Huntsman Corp.	5,200	$115,648

International Flavors & Fragrances, Inc.	1,000	137,790

Linde PLC	10,000	1,802,600

Livent Corp.*	3,647	39,315

LyondellBasell Industries NV, Class A	6,300	555,849

Mosaic Co. (The)	4,200	109,662

Olin Corp.	900	19,521

PPG Industries, Inc.	3,700	434,750

RPM International, Inc.	2,700	163,755

Sherwin-Williams Co. (The)	1,800	818,694

Valvoline, Inc.	5,200	96,200

Westlake Chemical Corp.	1,300	90,675

		$10,720,205

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.	1,000	90,910

Martin Marietta Materials, Inc.	1,400	310,660

Vulcan Materials Co.	1,400	176,554

		$578,124

CONTAINERS & PACKAGING – 0.3%

Ardagh Group SA	3,500	48,580

Avery Dennison Corp.	900	99,585

Ball Corp.	4,300	257,742

Bemis Co., Inc.	1,400	80,388

Berry Global Group, Inc.*	200	11,760

International Paper Co.	10,200	477,462

Owens-Illinois, Inc.	6,000	118,560

Packaging Corp. of America	2,200	218,152

Westrock Co.	8,000	307,040

		$1,619,269

METALS & MINING – 0.4%

Alcoa Corp.*	6,188	165,096

Freeport-McMoRan, Inc.	29,300	360,683

Newmont Goldcorp Corp.	12,300	382,038

Nucor Corp.	8,300	473,681

Reliance Steel & Aluminum Co.	1,800	165,528

Royal Gold, Inc.	2,400	208,944

Southern Copper Corp.	700	26,894

Steel Dynamics, Inc.	6,200	196,416

United States Steel Corp.	5,600	87,360

		$2,066,640

PAPER & FOREST PRODUCTS – 0.0%**

Domtar Corp.	3,100	151,590

TOTAL MATERIALS		$15,135,828

Description	Number of Shares	Value

REAL ESTATE – 3.0%

REAL ESTATE INVESTMENT TRUSTS – 2.9%

Alexandria Real Estate Equities, Inc.	2,815	$400,828

American Campus Communities, Inc.	4,700	221,840

American Homes 4 Rent, Class A	1,650	39,567

American Tower Corp.	7,760	1,515,528

Apartment Investment & Management Co., Class A	3,971	196,009

AvalonBay Communities, Inc.	1,622	325,908

Boston Properties, Inc.	1,850	254,597

Brixmor Property Group, Inc.	4,400	78,672

Camden Property Trust	2,670	268,736

Corporate Office Properties Trust	4,700	131,036

Crown Castle International Corp.	8,040	1,011,271

CyrusOne, Inc.	1,300	72,397

Digital Realty Trust, Inc.	3,910	460,246

Douglas Emmett, Inc.	4,410	181,648

Duke Realty Corp.	10,010	311,511

EPR Properties	700	55,202

Equinix, Inc.	1,581	718,881

Equity Commonwealth	4,992	158,746

Equity LifeStyle Properties, Inc.	2,700	315,090

Equity Residential	4,350	332,427

Essex Property Trust, Inc.	1,073	303,123

Extra Space Storage, Inc.	3,100	321,439

Federal Realty Investment Trust	970	129,835

Gaming and Leisure Properties, Inc.	1,404	56,694

HCP, Inc.	4,630	137,881

Hospitality Properties Trust	3,600	93,600

Host Hotels & Resorts, Inc.	18,140	349,014

Iron Mountain, Inc.	3,503	113,777

JBG SMITH Properties	836	35,572

Kilroy Realty Corp.	3,325	255,726

Kimco Realty Corp.	9,980	173,552

Lamar Advertising Co., Class A	2,400	198,408

Liberty Property Trust	4,040	200,546

Life Storage, Inc.	1,000	95,290

Macerich Co. (The)	600	24,084

Medical Properties Trust, Inc.	1,000	17,460

Mid-America Apartment Communities, Inc.	3,171	346,939

National Retail Properties, Inc.	2,500	131,550

Outfront Media, Inc.	1,400	33,362

Park Hotels & Resorts, Inc.	392	12,575

Prologis, Inc.	10,890	834,936

Public Storage	3,060	676,811

Rayonier, Inc.	5,615	178,501

Realty Income Corp.	6,710	469,767

Regency Centers Corp.	2,035	136,691

ANNUAL REPORT / April 30, 2019

15 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

SBA Communications Corp.*	2,250	$458,392

Senior Housing Properties Trust	3,700	29,711

Simon Property Group, Inc.	5,793	1,006,244

SITE Centers Corp.	1,900	25,156

SL Green Realty Corp.	490	43,287

Taubman Centers, Inc.	600	29,580

UDR, Inc.	7,680	345,216

Uniti Group, Inc.	1,800	19,782

Ventas, Inc.	4,386	268,028

VEREIT, Inc.	19,100	157,766

Vornado Realty Trust	2,473	170,983

Weingarten Realty Investors	3,560	103,026

Welltower, Inc.	4,670	348,055

Weyerhaeuser Co.	6,942	186,046

		$15,568,545

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	5,510	286,906

Howard Hughes Corp. (The)*	658	73,038

		$359,944

TOTAL REAL ESTATE		$15,928,489

UTILITIES – 1.9%

ELECTRIC UTILITIES – 1.2%

American Electric Power Co., Inc.	4,700	402,085

Avangrid, Inc.	2,900	148,509

Duke Energy Corp.	7,200	656,064

Edison International	5,100	325,227

Entergy Corp.	2,800	271,320

Evergy, Inc.	2,200	127,204

Eversource Energy	4,300	308,138

Exelon Corp.	10,900	555,355

FirstEnergy Corp.	4,400	184,932

Hawaiian Electric Industries, Inc.	2,900	120,292

NextEra Energy, Inc.	5,500	1,069,420

OGE Energy Corp.	5,700	241,338

Pinnacle West Capital Corp.	2,500	238,175

PPL Corp.	13,100	408,851

Southern Co. (The)	11,900	633,318

Xcel Energy, Inc.	7,200	406,800

		$6,097,028

GAS UTILITIES – 0.0%**

National Fuel Gas Co.	1,200	71,052

UGI Corp.	1,400	76,314

		$147,366

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS – 0.1%

AES Corp.	14,700	251,664

Description	Number of Shares	Value

NRG Energy, Inc.	4,700	$193,499

Vistra Energy Corp.	3,800	103,550

		$548,713

MULTI-UTILITIES – 0.5%

Ameren Corp.	2,300	167,371

CenterPoint Energy, Inc.	9,600	297,600

CMS Energy Corp.	5,200	288,860

Consolidated Edison, Inc.	4,300	370,488

Dominion Energy, Inc.	10,843	844,344

NiSource, Inc.	4,600	127,788

Public Service Enterprise Group, Inc.	4,000	238,600

Sempra Energy	2,400	307,080

WEC Energy Group, Inc.	2,100	164,703

		$2,806,834

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	1,800	194,742

Aqua America, Inc.	3,600	140,616

		$335,358

TOTAL UTILITIES		$9,935,299

TOTAL COMMON STOCKS (COST $230,930,631)		$527,165,351

INVESTMENT COMPANIES – 0.1%

EQUITY FUNDS – 0.1%

iShares Russell 1000 ETF	1,800	294,300

iShares Russell 1000 Growth ETF	700	110,656

iShares Russell 1000 Value ETF	800	102,200

TOTAL EQUITY FUNDS		$507,156

TOTAL INVESTMENT COMPANIES (COST $507,095)		$507,156

RIGHT – 0.0%**

Celgene Corp.	89	65

TOTAL RIGHT (COST $0)		$65

WARRANT – 0.0%**

American International Group, Inc. CW21, Expire 1/19/21*	2,055	16,522

TOTAL WARRANT (COST $34,935)		$16,522

TOTAL INVESTMENTS IN SECURITIES – 100.0% (COST $231,472,661)		$527,689,094

April 30, 2019 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS 16

Wilmington Large-Cap Strategy Fund (continued)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.6%

REPURCHASE AGREEMENTS – 0.6%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $224,839 collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $229,318.	$224,822	$224,822

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $565,194 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $576,453.	565,150	565,150

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $565,193 collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $576,453.	565,150	565,150

Mizuho Securities USA, 2.75%, dated 4/30/19, due 5/01/19, repurchase price $565,193 collateralized by U.S. Government Agency Securities, 3.50% to 5.00%, maturing 8/01/47 to 9/01/48; total market value of $576,453.	565,150	565,150

Morgan Stanley & Co., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $565,193 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 5/20/19 to 4/20/49; total market value of $576,453.	565,150	565,150

RBC Dominion Securities, Inc., 2.72%, dated 4/30/19, due 5/01/19, repurchase price $565,193 collateralized by U.S. Government Agency Securities, 2.65% to 7.00%, maturing 4/01/34 to 4/20/49; total market value of $576,453.	565,150	565,150

TOTAL REPURCHASE AGREEMENTS (COST $3,050,572)		$3,050,572

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $3,050,572)		$3,050,572

TOTAL INVESTMENTS – 100.6% (COST $234,523,233)		$530,739,666

COLLATERAL FOR SECURITIES ON LOAN – (0.6%)		(3,050,572)

OTHER ASSETS LESS LIABILITIES – 0.0%**		129,134

TOTAL NET ASSETS – 100.0%		$527,818,228

Cost of investments for Federal income tax purposes is $243,675,572. The net unrealized appreciation/(depreciation) of investments was $287,064,094. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $291,187,469 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(4,123,375).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2019

17 PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks	$527,165,351	$—	$—	$527,165,351

Investment Companies	507,156	—	—	507,156

Right	—	65	—	65

Warrant	—	16,522	—	16,522

Repurchase Agreements	—	3,050,572	—	3,050,572

Total	$527,672,507	$3,067,159	$—	$530,739,666

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
*	Non-income producing security.
**	Represents less than 0.05%.
§	Affiliated company. See Note 4 in Notes to Financial Statements.

      The following acronyms are used throughout this Fund:

ETF	Exchange-Traded Fund
LLC	Limited Liability Corporation
LP	Limited Partnership
NA	National Association
PLC	Public Limited Company

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES 18

April 30, 2019	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$234,523,233	(a)

Investments in securities, at value (Including $2,947,329 of securities on loan) (Note 2)	$530,739,666	(b)
Income receivable	428,139
Receivable for shares sold	253,910
Receivable for investments sold	2,477,227
Prepaid assets	25,192

TOTAL ASSETS	533,924,134

LIABILITIES:
Overdraft due to custodian	807,035
Payable for investments purchased	1,719,491
Collateral for securities on loan	3,050,572
Payable for shares redeemed	229,520
Payable for Trustees’ fees	5,559
Payable for administrative personnel and services fees	13,591
Payable for investment advisory fees	43,477
Other accrued expenses	236,661

TOTAL LIABILITIES	6,105,906

NET ASSETS	$527,818,228

NET ASSETS CONSIST OF:
Paid-in capital	$236,169,359
Distributable earnings (loss)	291,648,869

TOTAL NET ASSETS	$527,818,228

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$527,818,228

Shares outstanding (unlimited shares authorized)	22,593,037

Net Asset Value per share	$23.36

(a)	Includes $127,293 of investments in affiliated issuers.
(b)	Includes $273,813 of investments in affiliated issuers.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

19 STATEMENT OF OPERATIONS

Year Ended April 30, 2019	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$9,517,051	(a)(b)

Securities lending income	91,812

TOTAL INVESTMENT INCOME	9,608,863

EXPENSES:
Investment advisory fees	2,527,306

Administrative personnel and services fees	165,826

Portfolio accounting and administration fees	123,907

Custodian fees	34,363

Transfer and dividend disbursing agent fees and expenses	85,687

Trustees’ fees	64,427

Professional fees	87,742

Shareholder services fee— Class I	1,263,653

Share registration costs	23,992

Printing and postage	19,305

Miscellaneous	123,197

TOTAL EXPENSES	4,519,405

WAIVERS AND REIMBURSEMENTS:

Waiver/reimbursement by investment advisor		(1,992,096)

Waiver of shareholder services fee—Class I		(1,263,653)

TOTAL WAIVERS AND REIMBURSEMENTS		(3,255,749)

Net expenses	1,263,656

Net investment income	8,345,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	16,479,138

Litigation proceeds	31,613	(c)

Net change in unrealized appreciation (depreciation) of unaffiliated investments	37,649,114

Net change in unrealized appreciation (depreciation) of affiliated investments		(19,642)

Net realized and unrealized gain (loss) on investments	54,140,223

Change in net assets resulting from operations	$62,485,430

(a)	Net of foreign withholding taxes withheld of $1,044.
(b)	Includes $6,118 received from affiliated issuers.
(c)	The Litigation proceeds represent a class action settlement received by the Fund.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS 20

	Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:

Net investment income	$8,345,207	$8,768,539

Net realized gain (loss) on investments(a)	16,510,751	25,895,973

Net change in unrealized appreciation (depreciation) of investments	37,629,472	36,315,261

Change in net assets resulting from operations	62,485,430	70,979,773

DISTRIBUTIONS TO SHAREHOLDERS:(b)

Class I	(28,934,670)	(8,955,957)

Total distributions to shareholders:	(28,934,670)	(8,955,957)

SHARE TRANSACTIONS:

Proceeds from sale of shares

Class I	51,608,401	45,755,311

Distributions reinvested

Class I	18,522,932	2,208,114

Cost of shares redeemed

Class I	(79,877,605)	(160,783,455)

Change in net assets resulting from share transactions	(9,746,272)	(112,820,030)

Change in net assets	23,804,488	(50,796,214)
NET ASSETS:

Beginning of year	504,013,740	554,809,954

End of year	$527,818,228	$504,013,740 (c)

SHARES OF BENEFICIAL INTEREST:

Shares sold

Class I	2,338,158	2,130,793

Distributions reinvested

Class I	882,373	104,251

Shares redeemed

Class I	(3,560,522)	(7,531,999)

Net change resulting from share transactions	(339,991)	(5,296,955)

(a)	Includes Litigation settlement.

(b)	During the year ended April 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 7 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Fund had the following distributions:

Wilmington Large-Cap Strategy Fund

Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income

Class I	$(8,955,957)

Total distributions to shareholders	$(8,955,957)

(c)	Includes undistributed (distributions in excess of) net investment income at end of year of $634,043.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

21 FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$21.98	$19.65		$16.91	$18.46	$17.27
Income (Loss) From Operations:
Net Investment Income(a)	0.37	0.34		0.32	0.29	0.28
Net Realized and Unrealized Gain (Loss) on Investments	2.32 (b)	2.34	(c)	2.75	(0.42)	2.19
Total Income (Loss) From Operations	2.69	2.68		3.07	(0.13)	2.47
Less Distributions From:
Net Investment Income	(0.38)	(0.35)		(0.33)	(0.28)	(0.27)
Net Realized Gains	(0.93)	—		—	(1.14)	(1.01)
Total Distributions	(1.31)	(0.35)		(0.33)	(1.42)	(1.28)
Net Asset Value, End of Year	$23.36	$21.98		$19.65	$16.91	$18.46

Total Return	12.93%	13.71	%(c)	18.32%	(0.87)%	14.52%
Net Assets, End of Year (000’s)	$527,818	$504,014		$554,810	$606,908	$468,978
Ratios to Average Net Assets
Gross Expense	0.89%	0.90%		0.90%	0.89%	0.86%
Net Expenses(d)	0.25%	0.25%		0.25%	0.25%	0.25%
Net Investment Income	1.65%	1.62%		1.75%	1.68%	1.52%
Portfolio Turnover Rate	13%	15%		18%	81%	15%

(a)	Per share numbers have been calculated using the average shares method.
(b)

Amount includes a non-recurring payment for Litigation proceeds which represents proceeds from securities litigation by the Fund. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.00 for Class I.

(c)

Amount includes a non-recurring settlement paid by the Fund related to the Fund’s prior investment in Tribune Company. The settlement payment impacted the realized (loss) per share by $0.00 for Class I. Total return was not impacted.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS 22

Wilmington Funds

April 30, 2019

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d)   Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Fund utilizes a fair value approach. The fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Fund may utilize International Fair Value Pricing (“IFVP”) which could result in certain equity securities being categorized as level 2.

ANNUAL REPORT / April 30, 2019

23 NOTES TO FINANCIAL STATEMENTS (continued)

Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements - Repurchase agreements are transactions in which a fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund
BNP Paribas SA	$224,822	$224,822	$—	$—
Daiwa Capital Markets America	565,150	565,150	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	565,150	565,150	—	—
Mizuho Securities USA	565,150	565,150	—	—
Morgan Stanley & Co.	565,150	565,150	—	—
RBC Dominion Securities, Inc.	565,150	565,150	—	—

	$3,050,572	$3,050,572	$—	$—

    (1)     The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

    (2)     Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 24

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended April 30, 2019, the Fund did not incur any interest or penalties.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Fund is not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolio of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2019, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Large-Cap Strategy Fund	$2,947,329	$2,947,329	$—

(1) Collateral with a value of $3,050,572 has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2019, there were no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax returns filed for the years ended 2018, 2017 and 2016, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to losses deferred due to wash sales.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2019		2018

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$8,459,201	$20,475,469	$8,955,957	$—

*     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

ANNUAL REPORT / April 30, 2019

25 NOTES TO FINANCIAL STATEMENTS (continued)

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals

Large-Cap Strategy Fund	$1,155,563	$3,429,212	$—	$287,064,094	$—	$—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2019, the Fund had no losses deferred to May 1, 2019.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation (“M&T”). For its services, the Fund pays WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor will recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statement of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statement of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2019, neither WFMC nor BNYM waived any administrative fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS Distributors, Inc. (”ALPS“), the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2019, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 26

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2019 are as follows:

Fund/ Affiliated Investment Name	Value 4/30/18	Purchases	Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/19	Number of Shares 4/30/19	Dividend Income	Capital Gain Distributions

Large-Cap Strategy Fund

Common Stock -0.1%*

M&T Bank Corp.	$293,455	$—	$—	$—	$(19,642)	$273,813	1,610	$6,118	$—

*     As a percentage of Net Assets as of April 30, 2019.

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2019 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$29,230

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the year ended April 30, 2019 were $66,587,417 and $96,676,544, respectively.

6.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the LOC expired on April 5, 2019.

On April 4, 2019, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The termination date of the current LOC is April 2, 2020.

The Trust did not utilize the LOC during the year ended April 30, 2019.

7.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. This is referred to in the financial statements as SEC’s Disclosure Update and Simplification. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

ANNUAL REPORT / April 30, 2019

27 NOTES TO FINANCIAL STATEMENTS (continued)

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Fund’s financial statements through this date.

10.	FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2019, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund

Large-Cap Strategy Fund	95.67%

For the fiscal year ended April 30, 2019, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund

Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

April 30, 2019 / ANNUAL REPORT

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF WILMINGTON LARGE-CAP STRATEGY FUND AND THE BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wilmington Large-Cap Strategy Fund (the “Fund”) (one of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolio of investments, as of April 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the Wilmington Funds) at April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds since 1986.

Philadelphia, Pennsylvania

June 27, 2019

ANNUAL REPORT / April 30, 2019

29 BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/2017); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Director, FS Investment Corporation (business development company) (2007 to 2019).

April 30, 2019 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS 30

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006- 2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2019 (unaudited)

31 BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2019 (unaudited) / ANNUAL REPORT

32

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”

2.)	Click on the link “Sign up for Electronic Delivery”

3.)	Login to your account or create new user ID

4.)	Select E-Delivery Consent from the available options, and

5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2019

33

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2019 / ANNUAL REPORT

34

•	Information or data entered into a website will be retained.
•

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ANNUAL REPORT / April 30, 2019

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WILMINGTON FUNDS Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Custodian The Bank of New York Mellon 225 Liberty Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street, Suite 700 Philadelphia, PA 19103 WT-AR-EQ-0419 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON FUNDS April 30, 2019 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Fixed Income Funds Wilmington Broad Market Bond Fund Wilmington Intermediate-Term Bond Fund Wilmington Short-Term Bond Fund Wilmington Municipal Bond Fund Wilmington New York Municipal Bond Fund Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211. You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary.

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

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i

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2018, through April 30, 2019. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The past year saw the U.S. economy continued to display solid growth, on pace for the longest economic expansion on record. A combination of tax cuts and fiscal spending buoyed the U.S. economy through 2018, with the U.S. posting Gross Domestic Product (“GDP”) growth of 2.9% (seasonally adjusted) in 2018. Beginning in December, we began to experience some hiccups in the economic data due to a confluence of factors: a sharp equity market selloff, a prolonged government shutdown, and weather-related seasonality issues. However, after accounting for these circumstances, it appears the U.S. economy remained on solid footing through the beginning of 2019, with first-quarter GDP growth clocking in at 3.2%. The U.S. labor market grew by an average 219,000 jobs per month over the fiscal year, defying expectations for a slowing of the labor market at this point in the cycle. Inflation, as measured by the Core Consumer Price Index1 on a year-over-year basis, has decelerated since July, as a combination of slowing growth, easing commodity price pressures, and transitory factors weighed on prices. After raising the federal funds rate three times between June and December, the Federal Reserve (the “Fed”) has shifted to a more patient stance alongside disinflation and global risks, including trade.

Outside of the U.S., the economic picture was weaker, and this contributed to a strengthening of the U.S. dollar. After efforts by Chinese policymakers to reign in leverage and excessive credit growth in 2018, the Chinese economy spent most of the year in slowing mode. This weighed on emerging and developed economies more exposed to trade and exports. In Europe and Japan, in particular, a number of region-specific issues (including weather, auto regulations, and protests) also detracted from growth. Chinese policymakers have taken several measured steps to stabilize the economy, and as of April 2019, it appeared some of these measures were beginning to make their way into the economy. European economic data was also showing tepid signs of improvement.

Bond markets

The past year resulted in solid returns from the bond market. To the surprise of many market forecasters, interest rates fell over the course of the year, with the 10-year Treasury yield declining from 3% to as low as 2.36% mid-March and finishing the fiscal year around 2.5%. Long interest rates were dragged lower by a combination of muted inflation and disappointing growth abroad, as the German 10-year bund (i.e., bond) moved back into negative territory in March. This contributed to a dramatic flattening of the U.S. yield curve, with the 10-year minus 3-month portion of the Treasury yield curve inverting in March 2019, sparking a fresh round of concerns about a U.S. recession.

Despite some modest widening of credit spreads, high-yield bonds delivered solid returns in excess of Treasuries and corporate bonds. Default rates remained low, and risk appetite over the course of the year supported returns for the asset class.

For the 12-month period May 1, 2018 to April 30, 2019, certain Bloomberg indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
4.77%	5.29%	6.38%	6.16%	6.74%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

ii

Equity markets

The past year has reflected a tale of two equity markets, with U.S. equities enjoying robust returns, while international developed and emerging markets equities faltered alongside slower growth. U.S. equities climbed to new highs through most of 2018 before hitting the brakes in the fourth quarter as a trifecta of concerns—slowing growth, the Fed rate hikes, and tariffs—led to the sharpest pullback for the S&P 500 since 2011. After declining nearly -20%, the S&P 500 bounced sharply on trade optimism and the Fed pledging to remain on hold. The S&P 500 once again reached new highs on April 30, 2019. U.S. small cap exhibited a sharper fourth-quarter pullback and had not yet recovered to new highs.

International equities suffered from the aforementioned growth dynamics, as well as a stronger U.S. dollar (which weakens returns for overseas equities after converting back into U.S. dollar terms). While international developed and emerging markets equities rebounded in 2019 (slightly trailing U.S. equities), it was not enough to overcome disappointing 2018 performance.

For the 12-month period May 1, 2018 to April 30, 2019, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.49%	4.61%	-3.22%	-5.04%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk and protect your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 24, 2019

April 30, 2019 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1. The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

2. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3. Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4. Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5. Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6. Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7. Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8. The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10. MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11. MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 4.45%* for Class A Shares and 4.84%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index**, which had a total return of 5.29%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 5.23%.

The Federal Reserve (the “Fed”) continued to hike short-term interest rates by raising the Fed Funds target three times over the past fiscal year to its highest level since 2008. The target now stands in a range of 2.25% to 2.5%, which is ¾ of a percent higher than this time last year. The Fed last tightened in December 2018 and has “pivoted” from expecting to raise rates twice in 2019 to now expecting to remain “patient” in light of muted inflation pressures. The economy has expanded now for the past 9 years. Gross Domestic Product (“GDP”) grew at 3.2% for the year ended March 31, 2019, the fastest pace of growth since 2015. The catalyst for the Fed’s move to take a wait and see approach has been the crosscurrents of slower global growth, tighter financial conditions precipitated by the risk off environment of the 4th quarter of 2018 and inflation expectations declining over the past year. Although wages are now growing at a 3.2% annual rate, their highest level since 2009, overall inflation remains under control as the Consumer Price Index (“CPI”) has increased by only 2% over the past year. The unemployment rate declined to its lowest level since 1969, to a rate of 3.6% this past month.

Interest rates moved higher during the 1st half of the fiscal year peaking in early November in response to expectations for the Fed to continue to raise interest rates. However as economic growth slowed in the 4th quarter of 2018 and the equity market declined interest rates moved lower. The 2 year Treasury yield peaked at a yield of 2.97% in early November before declining to 2.26% at April 30, 2019 as investors began to expect the next Fed move to be an easing of monetary policy. Fed funds futures on April 30 were assigning a 50% probability of the Fed cutting interest rates at their September 2019 meeting. The 10 year Treasury yield peaked at 3.24% in November before falling to 2.5% on April 30, 2019 on lower inflation. The yield curve has also flattened over the past year and actually inverted for a short period of time as the 3 month Treasury bill provided more yield than the 10 year Treasury note in late March.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums finished the year just 3 basis points higher than where they started the year. However, during the year, corporate risk premiums were quite volatile. Risk premiums widened by approximately 50 basis points during the “risk off” environment of the 4th quarter only to then retrace their widening in the 1st quarter of 2019 in response to a more dovish Fed, continued strong earnings and strong economic growth.

The mortgaged backed sector of the market underperformed as interest rate volatility increased and concerns over a new refinancing wave as mortgage rates declined from 4.8% to 4.1% according to Bankrate. Also the sector was hurt by the continuation of the Fed allowing their holdings to shrink thus requiring private investors to fill the void.

Looking forward we expect the Fed to remain on hold until inflation either moves higher causing the Fed to raise interest rates or inflation moves lower giving the Fed the ability to lower interest rates.

The Fund’s underperformance can be attributed to our duration strategy of maintaining a shorter average duration than the index as interest rates declined over the year even as the Fed was raising short term interest rates. The Fund’s performance was also hurt by our underweight of the short to intermediate portion of the yield curve which outperformed as the bond market rallied during the 2nd half of the fiscal year. Our sector strategy of overweighting the corporate sector aided performance as the sector provided excess return. However, our decision to not own more longer-duration finance issuers detracted from performance. We also maintained an underweight allocation to the mortgage backed sector which aided performance as the sector underperformed.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.27%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

April 30, 2019 (unaudited) / ANNUAL REPORT

2

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2019 (unaudited)

3

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2009 to April 30, 2019, compared to the Bloomberg Barclays U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.27%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	-0.27%	0.97%	3.41%

Class I^	4.84%	2.26%	4.24%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	5.29%	2.57%	3.72%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.09% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.84% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

April 30, 2019 (unaudited) / ANNUAL REPORT

4

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 4.47%* for Class A Shares, and 4.68%* for Class I Shares, versus its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index**, which had a total return of 4.99% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 3.72%.

The Federal Reserve (the “Fed”) continued to hike short-term interest rates by raising the Fed Funds target three times over the past fiscal year to its highest level since 2008. The target now stands in a range of 2.25% to 2.5%, which is ¾ of a percent higher than this time last year. The Fed last tightened in December 2018 and has “pivoted” from expecting to raise rates twice in 2019 to now expecting to remain “patient” in light of muted inflation pressures. The economy has expanded now for the past 9 years. Gross Domestic Product (“GDP”) grew at 3.2% for the year ended March 31, 2019, the fastest pace of growth since 2015. The catalyst for the Fed’s move to take a wait and see approach has been the crosscurrents of slower global growth, tighter financial conditions precipitated by the risk off environment of the 4th quarter of 2018 and inflation expectations declining over the past year. Although wages are now growing at a 3.2% annual rate, their highest level since 2009, overall inflation remains under control as the Consumer Price Index (“CPI”) has increased by only 2% over the past year. The unemployment rate declined to its lowest level since 1969, to a rate of 3.6% this past month.

Interest rates moved higher during the 1st half of the fiscal year peaking in early November in response to expectations for the Fed to continue to raise interest rates. However as economic growth slowed in the 4th quarter of 2018 and the equity market declined interest rates moved lower. The 2 year Treasury yield peaked at a yield of 2.97% in early November before declining to 2.26% at April 30, 2019 as investors began to expect the next Fed move to be an easing of monetary policy. Fed funds futures on April 30 were assigning a 50% probability of the Fed cutting interest rates at their September 2019 meeting. The 10 year Treasury yield peaked at 3.24% in November before falling to 2.5% on April 30, 2019 on lower inflation. The yield curve has also flattened over the past year and actually inverted for a short period of time as the 3 month Treasury bill provided more yield than the 10 year Treasury note in late March.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums finished the year just 3 basis points higher than where they started the year. However, during the year, corporate risk premiums were quite volatile. Risk premiums widened by approximately 50 basis points during the “risk off” environment of the 4th quarter only to then retrace their widening in the 1st quarter of 2019 in response to a more dovish Fed, continued strong earnings and strong economic growth.

The mortgaged backed sector of the market underperformed as interest rate volatility increased and concerns over a new refinancing wave as mortgage rates declined from 4.8% to 4.1% according to Bankrate. Also the sector was hurt by the continuation of the Fed allowing their holdings to shrink thus requiring private investors to fill the void.

Looking forward we expect the Fed to remain on hold until inflation either moves higher causing the Fed to raise interest rates or inflation moves lower giving the Fed the ability to lower interest rates.

The modest underperformance of the Fund relative to the bench-mark is primarily due to the Fund’s duration positioning. The Fund’s duration was maintained below the benchmark during most of the fiscal year. This detracted from performance as rates moved mate-rially lower during the second half of the fiscal year. From November 2018 through the fiscal year end (April 30, 2019), intermediate-term Treasury yields moved lower by approximately 70-75 basis points. The Fund maintained an overweight position to corporate bonds relative to the benchmark. This was a modest contributor to the Fund’s performance as corporate bonds outperformed Treasuries during the Fiscal year.

The Fund’s duration positioning is currently neutral. The Fund is positioned to benefit from a flattening of the Treasury curve main-taining an overweight position to the 7-10 year and 0-2 year parts of the curve. The portfolio is also positioned to benefit from tighter corporate bond spreads, maintaining an overweight position to credit.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.22%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific

ANNUAL REPORT / April 30, 2019 (unaudited)

5

time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2019 (unaudited) / ANNUAL REPORT

6

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2009 to April 30, 2019 compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.22%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	-0.22%	0.50%	2.63%

Class I^	4.68%	1.76%	3.43%

Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index[2]	4.99%	2.05%	3.12%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.26% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.01% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Oper-ating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2019 (unaudited)

7

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 2.79%* for Class A Shares and 3.04%* for Class I Shares, versus its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 3.37%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 3.19%.

The Federal Reserve (the “Fed”) continued to hike short-term inter-est rates by raising the Fed Funds target three times over the past fiscal year to its highest level since 2008. The target now stands in a range of 2.25% to 2.5%, which is ¾ of a percent higher than this time last year. The Fed last tightened in December 2018 and has “pivoted” from expecting to raise rates twice in 2019 to now expect-ing to remain “patient” in light of muted inflation pressures. The economy has expanded now for the past 9 years. Gross Domestic Product (“GDP”) grew at 3.2% for the year ended March 31, 2019, the fastest pace of growth since 2015. The catalyst for the Fed’s move to take a wait and see approach has been the crosscurrents of slower global growth, tighter financial conditions precipitated by the risk off environment of the 4th quarter of 2018 and inflation expec-tations declining over the past year. Although wages are now grow-ing at a 3.2% annual rate, their highest level since 2009, overall inflation remains under control as the Consumer Price Index (“CPI”) has increased by only 2% over the past year. The unemployment rate declined to its lowest level since 1969, to a rate of 3.6% this past month.

Interest rates moved higher during the 1st half of the fiscal year peaking in early November in response to expectations for the Fed to continue to raise interest rates. However as economic growth slowed in the 4th quarter of 2018 and the equity market declined interest rates moved lower. The 2 year Treasury yield peaked at a yield of 2.97% in early November before declining to 2.26% at April 30, 2019 as investors began to expect the next Fed move to be an easing of monetary policy. Fed funds futures on April 30 were assigning a 50% probability of the Fed cutting interest rates at their September 2019 meeting. The 10 year Treasury yield peaked at 3.24% in November before falling to 2.5% on April 30, 2019 on lower inflation. The yield curve has also flattened over the past year and actually inverted for a short period of time as the 3 month Treasury bill provided more yield than the 10 year Treasury note in late March.

The corporate sector of the bond market did provide positive excess returns over the past fiscal year as risk premiums finished the year just 3 basis points higher than where they started the year. However, during the year, corporate risk premiums were quite volatile. Risk premiums widened by approximately 50 basis points during the “risk off” environment of the 4th quarter only to then retrace their wid-ening in the 1st quarter of 2019 in response to a more dovish Fed, continued strong earnings and strong economic growth.

The mortgaged backed sector of the market underperformed as inter-est rate volatility increased and concerns over a new refinancing wave as mortgage rates declined from 4.8% to 4.1% according to Bankrate. Also the sector was hurt by the continuation of the Fed allowing their holdings to shrink thus requiring private investors to fill the void.

Looking forward we expect the Fed to remain on hold until infla-tion either moves higher causing the Fed to raise interest rates or inflation moves lower giving the Fed the ability to lower interest rates.

The Fund had a shorter duration than the benchmark over the fiscal year expecting higher interest rates. Our lower duration detracted from our performance as interest rates have fallen over the last four months. The Fund continued to be overweight the 5 year portion of the yield curve while underweight the 3 year portion of the curve relative to the benchmark. Over the last four months while interest rates fell, the yield curve has steepened slightly resulting in the 3 year portion of the yield curve to be the best performing maturity. Our underweight to 3 year maturing bonds also detracted from the Fund’s relative performance to the benchmark. The Fund continued to be slightly overweight the corporate sector which has benefitted the Fund’s performance over the fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.94%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking

April 30, 2019 (unaudited) / ANNUAL REPORT

8

price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2019 (unaudited)

9

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2009 to April 30, 2019 compared to the Bloomberg Barclays 1-3 Year U.S. Government/ Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.94%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	0.94%	0.56%	1.45%

Class I^	3.04%	1.16%	1.87%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	3.37%	1.24%	1.55%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.37% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.12% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2019 (unaudited) / ANNUAL REPORT

10

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 5.52%* for Class A Shares and 5.78%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 6.09%, and its peer group, the Lipper Intermediate Municipal Debt Funds Average***, which had a total return of 4.97%.

Throughout the 2nd and 3rd quarter of 2018, robust global growth and concerns over consequent accelerating inflation – and the belief that the Federal Reserve (the “Fed”) would continue to insistently raise its short-term rate target – drove benchmark interest rates and index yields higher as bond market returns suffered. It seemed that the municipal market was on a negative pathway until we came into the final months of 2018 when markets did an about face. Talk of slowing global growth, along with quickening trade tensions between the U.S. and China, sent interest rates tumbling in a relatively short period of time. On November 8, the benchmark 10-year US Treasury’s interest rate hit 3.24%, a level not seen since May 2011. But by December’s close, that same security stood at 2.68%, a 56 basis point drop. With tax exempt municipal bond yields moving in similar fashion, November and December were strong enough to place performance for the municipal bond market firmly in positive territory for the entire year.

The first four months of 2019 continued with strong performance supported by strong demand and limited supply within the municipal market. The S&P Municipal Bond Index turned in a 1st quarter total return of 2.76% which was well ahead of performance of 1.36% for all of 2018. Analysts and investors attribute some of the tailwind to added demand created by the Tax Cuts and Job Acts of 2017 (“TCJA”). Returns filed for tax year 2018 are the first to incorporate the $10,000 cap on state and local (“SALT”) deductions, so many taxpayers have only recently seen the effects of the law passed in late 2017. Particularly in states with high taxes, investors are seeing investments that minimize taxable income on federal returns. This could continue to support demand for municipals.

Tax reform also affected supply by eliminating most advanced refundings, a tool used by municipalities to lower borrowing costs. The supply/ demand imbalance has driven up municipal bond prices and powered performance.

Since mid-January, flows of incoming cash from investors moving into municipal bond mutual funds have remained positive for 16 consecutive weeks with no sign of a slowdown in sight.

While demand has been robust, tax-exempt supply has been limited. First quarter tax exempt municipal issuance of $67.2 billion represents a sharp 27% increase of a year-over-year basis. But this comparison misleads, as last year’s first quarter figures were unusually modest due to tax reform. The TCJA forced issuers and bankers to accelerate advance refunding transactions into the last quarter of 2017 or lost the opportunity. That shift of issuance volume to late 2017 led to a 26% decline in tax exempt issuance in the first quarter of 2018 compared to the first quarter of 2017. In order to compensate for last year’s anomaly, we look at the 5 year average at $67.3 billion versus the $67.2 billion for first quarter 2019 and see that this year’s first quarter is not far off of historic norms.

Year to date, municipal-to-U.S. Treasury ratios continued to decline, ending in April at historically rich levels. The benchmark 10-year AAA municipal-to-10-year U.S. Treasury ration richened from 84.80% as of April 30, 2018 to 74.30% at the end of April 2019. Recall that a decreasing ratio – caused by the U.S. Treasury rate increasing more of declining less than that of the AAA Municipal yield- means the tax exempt security is out performing.

While we saw a steeper curve towards the end of 2018, by the end of April 2019, our curved saw substantial flattening. Two year high grade bonds went from 1.87% to 1.57%, a 33 basis point increase. In the 10 year range, yields fell 63 basis points, going from a 2.49% to a 1.86%.

As we move into the summer months we expect to see more of the same story. Demand pressure should still remain with maturities and calls increasing throughout June through August and a tight supply market should continue to support municipal returns.

Performance for the fiscal year end for the fund returned 5.78% which was slightly below our fund’s benchmark index, S&P Municipal Bond Intermediate Index, of 6.09%. However the index holds below investment grade bonds including Puerto Rico, where we limit our holdings to investment grade only. Non-investment grade bonds performed well as investors continued to stretch for yield and spreads on these bonds tightened throughout the year. Our under exposure to this risky sector hurt us during the rally.

Fund performance, relative to the Lipper peer group placed us in the 2nd quartile at fiscal year-end. We were able to add value due to our overweighting in the higher education sector, primarily in bonds rated in the single A and BBB range. As bond yields have fallen, spread ratios have tightened as well. We also contributed to performance by overweighting airports which are subject to the Alternative Minimum Tax. Bonds subject to this tax have rallied nicely due to changes in the tax law. Fewer people are now subject to the tax and these bonds provide additional yield of 25 to 35 basis points of performance. We expect this sector to continue to perform as more and more investors realize the advantage.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.78%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15

ANNUAL REPORT / April 30, 2019 (unaudited)

11

years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

April 30, 2019 (unaudited) / ANNUAL REPORT

12

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2009 to April 30, 2019 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.78%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	0.78%	1.43%	3.20%

Class I^	5.78%	2.64%	3.94%

S&P Municipal Bond Intermediate Index[2]	6.09%	3.18%	4.28%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.74%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2019 (unaudited)

13

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2019, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 5.16%* for Class A Shares and 5.32%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index**, which had a total return of 6.09%, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average***, which had a total return of 4.85%.

Throughout the 2nd and 3rd quarter of 2018, robust global growth and concerns over consequent accelerating inflation – and the belief that the Federal Reserve (the “Fed”) would continue to insistently raise its short term rate target – drove benchmark interest rates and index yields higher as bond market returns suffered. It seemed that the municipal market was on a negative pathway until we came into the final months of 2018 when markets did an about face. Talk of slowing global growth, along with quickening trade tensions between the U.S. and China, sent interest rates tumbling in a relatively short period of time. On November 8, the benchmark 10-year US Treasury’s interest rate hit 3.24%, a level not seen since May 2011. But by December’s close, that same security stood at 2.68%, a 56 basis point drop. With tax exempt municipal bond yields moving in similar fashion, November and December were strong enough to place performance for the municipal bond market firmly in positive territory for the entire year.

The first four months of 2019 continued with strong performance supported by strong demand and limited supply within the municipal market. The S&P Municipal Bond Index turned in a 1st quarter total return of 2.76% which was well ahead of performance of 1.36% for all of 2018. Analysts and investors attribute some of the tailwind to added demand created by the Tax Cuts and Job Acts of 2017 (“TCJA”). Returns filed for tax year 2018 are the first to incorporate the $10,000 cap on state and local (“SALT”) deductions, so many taxpayers have only recently seen the effects of the law passed in late 2017. Particularly in states with high taxes, investors are seeing investments that minimize taxable income on federal returns. This could continue to support demand for municipals.

Tax reform also affected supply by eliminating most advanced refundings, a tool used by municipalities to lower borrowing costs. The supply/ demand imbalance has driven up municipal bond prices and powered performance.

Since mid-January, flows of incoming cash from investors moving into municipal bond mutual funds have remained positive for 16 consecutive weeks with no sign of a slowdown in sight.

While demand has been robust, tax-exempt supply has been limited. First quarter tax exempt municipal issuance of $67.2 billion represents a sharp 27% increase of a year-over-year basis. But this comparison misleads, as last year’s first quarter figures were unusually modest due to tax reform. The TCJA forced issuers and bankers to accelerate advance refunding transactions into the last quarter of 2017 or lost the opportunity. That shift of issuance volume to late 2017 led to a 26% decline in tax exempt issuance in the first quarter of 2018 compared to the first quarter of 2017. In order to compensate for last year’s anomaly, we look at the 5 year average at

$67.3 billion versus the $67.2 billion for first quarter 2019 and see that this year’s first quarter is not far off of historic norms.

Year to date, municipal-to-U.S. Treasury ratios continued to decline, ending in April at historically rich levels. The benchmark 10-year AAA municipal-to-10-year U.S. Treasury ration richened from 84.80% as of April 30, 2018 to 74.30% at the end of April 2019. Recall that a decreasing ratio – caused by the U.S. Treasury rate increasing more of declining less than that of the AAA Municipal yield- means the tax exempt security is out performing.

While we saw a steeper curve towards the end of 2018, by the end of April 2019, our curved saw substantial flattening. Two year high grade bonds went from 1.87% to 1.57%, a 33 basis point increase. In the 10 year range, yields fell 63 basis points, going from a 2.49% to a 1.86%.

As we move into the summer months we expect to see more of the same story. Demand pressure should still remain with maturities and calls increasing throughout June through August and a tight supply market should continue to support municipal returns.

Performance for the fiscal year end for the fund returned 5.32% vs the S&P Municipal Bond Intermediate Index of 6.09%. Our performance, relative to the Lipper peer group, was in the 2nd quartile for the year ending April 30, 2019. Helping in our performance this year was our overweighting to lower investments grade bonds within the higher education sector. As investors reached for additional yield, bonds in this sector out performed and added 58 basis points of performance for us. The other driver for us was our exposure to the dedicated tax sector. We added 138 basis points of performance over the index.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.43%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

April 30, 2019 (unaudited) / ANNUAL REPORT

14

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

ANNUAL REPORT / April 30, 2019 (unaudited)

15

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2009 to April 30, 2019 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 0.43%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/19

	1 Year	5 Years	10 Years

Class A^	0.43%	1.19%	2.62%

Class I^	5.32%	2.37%	3.34%

S&P Municipal Bond Intermediate Index[2]	6.09%	3.18%	4.28%

^Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.28% and 0.83%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.03% and 0.58%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

1

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

2

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2019 (unaudited) / ANNUAL REPORT

16

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2019.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$1,047.30	$4.21	0.83%

Class I	$1,000.00	$1,049.70	$2.49	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.68	$4.16	0.83%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON INTERMEDIATE-TERM BOND FUND

Actual

Class A	$1,000.00	$1,039.10	$3.99	0.79%

Class I	$1,000.00	$1,040.60	$2.48	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.88	$3.96	0.79%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON SHORT-TERM BOND FUND

Actual

Class A	$1,000.00	$1,021.20	$3.66	0.73%

Class I	$1,000.00	$1,022.50	$2.41	0.48%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.17	$3.66	0.73%

Class I	$1,000.00	$1,022.41	$2.41	0.48%

ANNUAL REPORT / April 30, 2019 (unaudited)

17

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,053.20	$3.77	0.74%

Class I	$1,000.00	$1,054.50	$2.50	0.49%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,021.12	$3.71	0.74%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,053.10	$4.23	0.83%

Class I	$1,000.00	$1,053.40	$2.95	0.58%

Hypothetical (assuming a 5% return before expense)

Class A	$1,000.00	$1,020.68	$4.16	0.83%

Class I	$1,000.00	$1,021.92	$2.91	0.58%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2019 (unaudited) / ANNUAL REPORT

18

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of
Total Net Assets
Corporate Bonds	43.9%
U.S. Treasury	26.6%
Mortgage-Backed Securities	22.1%
Commercial Paper	5.7%
Government Agencies	1.3%
Collateralized Mortgage Obligations	0.3%
Asset-Backed Security	0.1%
Enhanced Equipment Trust Certificates	0.1%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

Percentage of
Credit Quality Diversification[3]	Total Net Assets
U.S. Government Agency Securities	23.7%
U.S. Treasury	26.6%
AA / Aa	0.1%
A / A	8.2%
BBB / Baa	34.3%
BB / Ba	1.4%
Not Rated	7.7%
Other Assets and Liabilities – Net[2]	(2.0)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.1%

FINANCIAL SERVICES – 0.1%

LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26Ω	$309,429	$328,076

TOTAL ASSET-BACKED SECURITY
(COST $309,429)		$328,076

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

Series 2005-29, Class WC, 4.75%, 4/25/35	19,175	20,051

Series 2012-114, Class VM, 3.50%, 10/25/25	1,478,617	1,511,881

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,531,932

WHOLE LOAN – 0.0%**

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 4.82%, 2/25/34Δ	74,210	74,441

Description	Par Value	Value

Countrywide Home Loan Mortgage
Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 6/25/19	$4,813	$4,811

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 4.64%, 11/25/35Δ	128,737	125,687

TOTAL WHOLE LOAN		$204,939

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(COST $1,877,095)		$1,736,871

COMMERCIAL PAPER – 5.7%◆

Aon Corp., 2.64%, 5/02/19Ω	4,200,000	4,199,384

Dow Chemical Co., 2.73%, 5/13/19	5,000,000	4,995,089

Duke Energy Corp., 2.60%, 5/01/19Ω	13,055,000	13,054,057

ANNUAL REPORT / April 30, 2019

19	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Johnson Controls, Inc., 2.86%, 5/01/19Ω	$9,000,000	$8,999,288

TOTAL COMMERCIAL PAPER
(COST $31,250,151)		$31,247,818

CORPORATE BONDS – 43.9%

AEROSPACE & DEFENSE – 1.2%

Lockheed Martin Corp.,
Sr. Unsecured, 4.70%, 5/15/46	975,000	1,096,227

Northrop Grumman Corp.,
Sr. Unsecured, 2.93%, 1/15/25	1,000,000	990,816

Northrop Grumman Corp.,
Sr. Unsecured, 4.03%, 10/15/47	1,765,000	1,747,276

Rockwell Collins, Inc.,
Sr. Unsecured, 3.50%, 3/15/27	1,600,000	1,586,505

United Technologies Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.65%), 3.33%, 8/16/21Δ	1,175,000	1,175,648

TOTAL AEROSPACE & DEFENSE		$6,596,472

AUTOMOTIVE – 2.1%

Daimler Finance North America LLC,
Company Guaranteed, 1.50%, 7/05/19Ω	2,000,000	1,995,439

Daimler Finance North America LLC,
Company Guaranteed, 2.30%, 1/06/20Ω	2,000,000	1,991,738

Daimler Finance North America LLC,
Company Guaranteed, 3.88%, 9/15/21Ω	250,000	255,405

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.75%, 2/01/21	500,000	518,332

Ford Motor Credit Co. LLC,
Sr. Unsecured, 4.25%, 9/20/22	450,000	456,080

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.58%, 3/18/24	1,000,000	1,052,848

General Motors Co.,
Sr. Unsecured, 6.25%, 10/02/43	1,000,000	1,057,283

General Motors Financial Co., Inc.,
Company Guaranteed, 2.40%, 5/09/19	1,430,000	1,429,788

General Motors Financial Co., Inc.,
Company Guaranteed, 2.35%, 10/04/19#	1,000,000	997,791

General Motors Financial Co., Inc.,
Sr. Unsecured, 4.20%, 11/06/21	1,650,000	1,687,124

TOTAL AUTOMOTIVE		$11,441,828

BEVERAGES – 0.5%

Anheuser-Busch Cos., LLC,
Company Guaranteed, 4.90%, 2/01/46Ω	1,125,000	1,142,564

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 2.53%, 11/15/21	1,000,000	986,889

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 5.09%, 5/25/48Ω	700,000	721,126

TOTAL BEVERAGES		$2,850,579

BIOTECHNOLOGY – 0.9%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	2,000,000	1,988,923

Description	Par Value	Value

Celgene Corp.,
Sr. Unsecured, 2.25%, 5/15/19#	$1,500,000	$1,499,674

Celgene Corp.,
Sr. Unsecured, 2.75%, 2/15/23	1,305,000	1,291,916

TOTAL BIOTECHNOLOGY		$4,780,513

BUILDING PRODUCTS – 0.0%**

Johnson Controls International PLC,
(Current rate until maturity), Sr. Unsecured, 4.63%, 7/02/44	100,000	97,250

CAPITAL MARKETS – 1.8%

Bank of New York Mellon Corp. (The),
Subordinated, MTN, 3.00%, 10/30/28	775,000	747,457

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	425,000	427,889
1.16%), 3.75%, 4/23/20Δ

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	1,425,000	1,438,857
1.20%), 3.81%, 9/15/20Δ

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, 3.00%, 4/26/22	915,000	917,136

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	800,000	790,195
1.20%), 3.27%, 9/29/25Δ

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	2,080,000	2,056,313
1.51%), 3.69%, 6/05/28Δ

Morgan Stanley,
Sr. Unsecured, GMTN, (3 Month USD	1,625,000	1,627,619
LIBOR + 0.55%), 3.25%, 2/10/21Δ

Morgan Stanley,
Sr. Unsecured, MTN, 3.13%, 7/27/26	340,000	331,805

Morgan Stanley,
Subordinated, GMTN, 4.35%, 9/08/26	505,000	525,005

TD Ameritrade Holding Corp.,
Sr. Unsecured, 2.95%, 4/01/22	847,000	853,323

TOTAL CAPITAL MARKETS		$9,715,599

CHEMICALS – 0.1%

DowDuPont, Inc.,
Sr. Unsecured, 3.77%, 11/15/20	735,000	746,891

COMMERCIAL BANKS – 4.0%

BB&T Corp.,
Sr. Unsecured, MTN, 2.45%, 1/15/20	1,640,000	1,637,204

BB&T Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR +	2,000,000	2,003,718
0.65%), 3.24%, 4/01/22Δ

Branch Banking & Trust Co.,
Subordinated, BKNT, 3.80%, 10/30/26	1,000,000	1,024,190

Comerica, Inc.,
Sr. Unsecured, 3.70%, 7/31/23	1,000,000	1,031,590

Fifth Third Bancorp,
Sr. Unsecured, 3.50%, 3/15/22	1,250,000	1,270,876

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	530,000	557,628

Fifth Third Bank,
Sr. Unsecured, BKNT, 1.63%, 9/27/19	2,000,000	1,991,348

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	20

Description	Par Value	Value

KeyBank NA,
Sr. Unsecured, BKNT, 3.30%, 2/01/22	$615,000	$624,643

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	750,000	751,184

PNC Bank NA,
Sr. Unsecured, BKNT, 2.40%, 10/18/19	1,500,000	1,499,338

PNC Bank NA,
Subordinated, BKNT, 2.95%, 1/30/23#	350,000	348,863

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	1,500,000	1,556,475

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	2,000,000	1,999,991

SunTrust Banks, Inc.,
Sr. Unsecured, 2.90%, 3/03/21	1,475,000	1,479,512

U.S. Bancorp,
Subordinated, MTN, 2.95%, 7/15/22	2,000,000	2,010,906

U.S. Bank NA,
Sr. Unsecured, BKNT, 2.13%, 10/28/19	2,000,000	1,995,569

TOTAL COMMERCIAL BANKS		$21,783,035

COMMERCIAL SERVICES & SUPPLIES – 0.5%

Total System Services, Inc.,
Sr. Unsecured, 3.75%, 6/01/23	2,570,000	2,624,899

COMPUTERS – 0.4%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 3.60%, 10/15/20	2,350,000	2,371,506

CONSUMER FINANCE – 0.8%

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	800,000	796,675

American Express Credit Corp.,
Sr. Unsecured, MTN, 2.20%, 3/03/20	1,000,000	996,341

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	1,365,000	1,358,671

Capital One NA,
Sr. Unsecured, BKNT, 2.35%, 1/31/20	1,000,000	997,084

TOTAL CONSUMER FINANCE		$4,148,771

DIVERSIFIED FINANCIAL SERVICES – 2.8%

Bank of America Corp.,
Sr. Unsecured, MTN, 3.25%, 10/21/27	1,095,000	1,073,063

Bank of America Corp.,
Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,034,999

Berkshire Hathaway Finance Corp.,
Company Guaranteed, 4.30%, 5/15/43	425,000	446,406

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	250,000	253,664

Charles Schwab Corp. (The),
Sr. Unsecured, 4.45%, 7/22/20	250,000	255,713

Citibank NA,
Sr. Unsecured, BKNT, 3.40%, 7/23/21	1,400,000	1,419,048

Citigroup, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 7/24/23Δ	2,060,000	2,041,286

Description	Par Value	Value

Citigroup, Inc.,
Subordinated, 4.13%, 7/25/28	$1,650,000	$1,674,491

FMR LLC,
Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,274,358

JPMorgan Chase & Co.,
Sr. Unsecured, 4.63%, 5/10/21	100,000	103,670

JPMorgan Chase & Co.,
Sr. Unsecured, MTN, 2.30%, 8/15/21	700,000	693,906

JPMorgan Chase & Co.,
Series W, Jr. Subordinated, (3 Month USD	1,000,000	800,068
LIBOR + 1.00%), 3.68%, 5/15/47Δ

Wells Fargo & Co.,
Sr. Unsecured, 2.10%, 7/26/21	2,000,000	1,968,719

Wells Fargo & Co.,
Subordinated, MTN, 4.40%, 6/14/46	2,075,000	2,098,743

TOTAL DIVERSIFIED FINANCIAL SERVICES		$15,138,134

ELECTRIC – 2.5%

Baltimore Gas & Electric Co.,
Sr. Unsecured, 3.50%, 8/15/46#	1,550,000	1,429,784

Commonwealth Edison Co., 1st Mortgage, 3.80%, 10/01/42	1,000,000	980,548

Consolidated Edison, Inc.,
Sr. Unsecured, 2.00%, 5/15/21	750,000	739,209

DTE Energy Co.,
Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	314,277

Entergy Arkansas LLC, 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,042,172

Entergy Corp.,
Sr. Unsecured, 5.13%, 9/15/20	1,300,000	1,331,142

FirstEnergy Corp.,
Series B, Sr. Unsecured, 3.90%, 7/15/27	800,000	811,178

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	2,250,000	2,356,108

NextEra Energy Capital Holdings, Inc.,
Company Guaranteed, 4.50%, 6/01/21	3,000,000	3,092,427

System Energy Resources, Inc., 1st Mortgage, 4.10%, 4/01/23	500,000	515,275

WEC Energy Group, Inc.,
Sr. Unsecured, 3.38%, 6/15/21	1,000,000	1,011,091

TOTAL ELECTRIC		$13,623,211

ELECTRICAL EQUIPMENT MANUFACTURING – 0.0%**

General Electric Co.,
Subordinated, 5.30%, 2/11/21	250,000	258,884

ENVIRONMENTAL CONTROL – 0.5%

Waste Management, Inc.,
Company Guaranteed, 3.50%, 5/15/24	1,255,000	1,288,271

Waste Management, Inc.,
Company Guaranteed, 4.10%, 3/01/45	1,520,000	1,531,565

TOTAL ENVIRONMENTAL CONTROL		$2,819,836

FOOD & STAPLES RETAILING – 1.3%

Conagra Brands, Inc.,
Sr. Unsecured, 5.40%, 11/01/48	665,000	694,465

ANNUAL REPORT / April 30, 2019

21	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Kroger Co. (The),
Sr. Unsecured, 2.95%, 11/01/21	$1,750,000	$1,753,306

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22	2,060,000	2,048,594

Kroger Co. (The),
Sr. Unsecured, 5.40%, 1/15/49	2,640,000	2,761,262

TOTAL FOOD & STAPLES RETAILING		$7,257,627

FOREST PRODUCTS & PAPER – 0.4%

International Paper Co.,
Sr. Unsecured, 4.75%, 2/15/22	765,000	799,049

International Paper Co.,
Sr. Unsecured, 4.40%, 8/15/47	1,500,000	1,388,433

TOTAL FOREST PRODUCTS & PAPER		$2,187,482

HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%

Becton Dickinson & Co.,
Sr. Unsecured, 3.70%, 6/06/27	3,000,000	2,991,536

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.70%, 5/01/20	1,000,000	1,019,041

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.50%, 3/01/21	2,000,000	2,061,237

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 3.30%, 2/15/22	1,100,000	1,113,156

Zimmer Biomet Holdings, Inc.,
Sr. Unsecured, 2.70%, 4/01/20	2,650,000	2,643,745

Zimmer Biomet Holdings, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 3.38%, 3/19/21Δ	1,000,000	999,218

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$10,827,933

HEALTH CARE PROVIDERS & SERVICES – 2.4%

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,633,992

Cardinal Health, Inc.,
Sr. Unsecured, 3.08%, 6/15/24	2,080,000	2,047,708

Cardinal Health, Inc.,
Sr. Unsecured, 4.50%, 11/15/44	650,000	582,050

Cigna Corp.,
Company Guaranteed, 3.20%, 9/17/20Ω	2,000,000	2,006,819

Cigna Corp.,
Company Guaranteed, 3.75%, 7/15/23Ω	500,000	509,708

CVS Health Corp.,
Sr. Unsecured, 5.05%, 3/25/48	1,510,000	1,490,518

Elanco Animal Health, Inc.,
Sr. Unsecured, 4.27%, 8/28/23Ω	1,000,000	1,038,988

Elanco Animal Health, Inc.,
Sr. Unsecured, 4.90%, 8/28/28Ω	2,000,000	2,098,009

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.95%, 10/15/27	1,350,000	1,320,081

UnitedHealth Group, Inc.,
Sr. Unsecured, 3.95%, 10/15/42	290,000	285,733

TOTAL HEALTH CARE PROVIDERS & SERVICES		$13,013,606

HOME FURNISHINGS – 0.3%

Whirlpool Corp.,
Sr. Unsecured, 4.70%, 6/01/22	1,500,000	1,566,404

Description	Par Value	Value

HOUSEHOLD PRODUCTS – 0.1%

Church & Dwight Co., Inc.,
Sr. Unsecured, 3.95%, 8/01/47	$870,000	$820,753

INSURANCE – 2.8%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	3,000,000	3,021,138

American International Group, Inc.,
Sr. Unsecured, 4.20%, 4/01/28	1,000,000	1,020,625

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,505,805

CNA Financial Corp.,
Sr. Unsecured, 5.88%, 8/15/20	2,000,000	2,076,433

CNA Financial Corp.,
Sr. Unsecured, 5.75%, 8/15/21	1,000,000	1,064,988

CNA Financial Corp.,
Sr. Unsecured, 3.95%, 5/15/24	950,000	978,302

Lincoln National Corp.,
Sr. Unsecured, 4.20%, 3/15/22	1,000,000	1,034,723

Lincoln National Corp.,
Sr. Unsecured, 3.63%, 12/12/26	1,380,000	1,397,241

Principal Financial Group, Inc.,
Company Guaranteed, 3.30%, 9/15/22	250,000	252,455

WR Berkley Corp.,
Sr. Unsecured, 4.63%, 3/15/22	1,000,000	1,047,207

WR Berkley Corp.,
Sr. Unsecured, 4.75%, 8/01/44	1,715,000	1,781,439

TOTAL INSURANCE		$15,180,356

MEDIA – 1.7%

CBS Corp.,
Company Guaranteed, 4.60%, 1/15/45	1,100,000	1,058,576

Charter Communications Operating LLC,
Sr. Secured, 3.58%, 7/23/20	1,500,000	1,511,239

Comcast Corp.,
Company Guaranteed, 4.95%, 10/15/58	3,000,000	3,364,053

Discovery Communications LLC,
Company Guaranteed, 3.95%, 3/20/28	1,000,000	984,476

Walt Disney Co. (The),
Company Guaranteed, 4.75%, 11/15/46Ω	1,000,000	1,151,163

Warner Media LLC,
Company Guaranteed, 4.85%, 7/15/45	1,190,000	1,217,081

TOTAL MEDIA		$9,286,588

METALS & MINING – 0.2%

Barrick Gold Corp.,
Sr. Unsecured, 5.25%, 4/01/42	1,000,000	1,083,144

MISCELLANEOUS MANUFACTURING – 0.4%

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	1,135,000	1,133,746

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	480,000	485,664

Textron, Inc.,
Sr. Unsecured, 3.88%, 3/01/25	750,000	759,093

TOTAL MISCELLANEOUS MANUFACTURING		$2,378,503

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	22

Description	Par Value	Value

OIL & GAS – 2.4%

Marathon Oil Corp.,
Sr. Unsecured, 4.40%, 7/15/27	$2,000,000	$2,072,320

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	745,000	755,896

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	1,450,000	1,517,402

Schlumberger Holdings Corp.,
Sr. Unsecured, 3.63%, 12/21/22Ω	1,500,000	1,535,619

Sempra Energy,
Sr. Unsecured, 2.85%, 11/15/20	2,870,000	2,864,372

Sempra Energy,
Sr. Unsecured, 2.90%, 2/01/23	760,000	750,622

Southern Co. Gas Capital Corp.,
Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,334,711

Valero Energy Corp.,
Sr. Unsecured, 4.00%, 4/01/29	1,580,000	1,597,976

Valero Energy Corp.,
Sr. Unsecured, 4.90%, 3/15/45	563,000	592,693

TOTAL OIL & GAS		$13,021,611

PHARMACEUTICALS – 1.6%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	1,485,000	1,480,525

AbbVie, Inc.,
Sr. Unsecured, 4.25%, 11/14/28	1,235,000	1,264,605

AbbVie, Inc.,
Sr. Unsecured, 4.40%, 11/06/42	460,000	429,109

AbbVie, Inc.,
Sr. Unsecured, 4.88%, 11/14/48	2,000,000	1,988,730

Express Scripts Holding Co.,
Company Guaranteed, 4.80%, 7/15/46	2,000,000	1,984,750

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	940,000	954,550

Zoetis, Inc.,
Sr. Unsecured, 3.95%, 9/12/47	1,005,000	964,509

TOTAL PHARMACEUTICALS		$9,066,778

PIPELINES – 1.9%

Energy Transfer Operating LP,
Company Guaranteed, 3.60%, 2/01/23	870,000	878,971

Energy Transfer Operating LP,
Company Guaranteed, 5.30%, 4/15/47	2,250,000	2,237,706

Enterprise Products Operating LLC,
Company Guaranteed, 2.80%, 2/15/21	1,075,000	1,075,699

Enterprise Products Operating LLC,
Company Guaranteed, 4.95%, 10/15/54	500,000	522,836

Kinder Morgan Energy Partners LP,
Company Guaranteed, 5.40%, 9/01/44	1,000,000	1,055,332

Kinder Morgan, Inc.,
Company Guaranteed, 5.20%, 3/01/48	2,040,000	2,157,435

MPLX LP,
Sr. Unsecured, 4.70%, 4/15/48	1,000,000	963,572

Description	Par Value	Value

ONEOK Partners LP,
Company Guaranteed, 6.20%, 9/15/43	$1,000,000	$1,134,536

Spectra Energy Partners LP,
Company Guaranteed, 3.50%, 3/15/25	670,000	673,108

TOTAL PIPELINES		$10,699,195

REAL ESTATE INVESTMENT TRUSTS – 3.8%

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	415,000	447,282

American Tower Corp.,
Sr. Unsecured, 3.13%, 1/15/27	1,000,000	959,761

AvalonBay Communities, Inc.,
Sr. Unsecured, GMTN, 3.63%, 10/01/20	1,145,000	1,157,333

AvalonBay Communities, Inc.,
Sr. Unsecured, MTN, 3.35%, 5/15/27	1,420,000	1,436,954

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	2,115,000	2,131,818

Digital Realty Trust LP,
Company Guaranteed, 3.63%, 10/01/22	1,100,000	1,117,146

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	1,000,000	997,950

HCP, Inc.,
Sr. Unsecured, 4.00%, 12/01/22	2,000,000	2,054,410

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	450,000	466,676

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.75%, 4/15/23	695,000	702,080

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	915,000	919,548

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.63%, 1/15/28	800,000	779,228

Ventas Realty LP,
Company Guaranteed, 2.70%, 4/01/20	3,000,000	2,998,587

Welltower, Inc.,
Sr. Unsecured, 5.25%, 1/15/22#	250,000	263,825

Welltower, Inc.,
Sr. Unsecured, 3.63%, 3/15/24	3,080,000	3,147,954

Welltower, Inc.,
Sr. Unsecured, 4.95%, 9/01/48	1,000,000	1,063,055

TOTAL REAL ESTATE INVESTMENT TRUSTS		$20,643,607

RETAIL – 0.2%

Nordstrom, Inc.,
Sr. Unsecured, 5.00%, 1/15/44	1,000,000	903,137

SOFTWARE – 0.6%

Oracle Corp.,
Sr. Unsecured, 4.30%, 7/08/34	1,730,000	1,847,037

Oracle Corp.,
Sr. Unsecured, 4.00%, 7/15/46	1,300,000	1,288,709

TOTAL SOFTWARE		$3,135,746

TELECOMMUNICATIONS – 0.8%

AT&T, Inc.,
Sr. Unsecured, 4.50%, 5/15/35	845,000	850,018

ANNUAL REPORT / April 30, 2019

23	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Cisco Systems, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.34%), 2.97%, 9/20/19Δ	$1,600,000	$1,602,410

Verizon Communications, Inc.,
Sr. Unsecured, 4.86%, 8/21/46	2,000,000	2,187,066

TOTAL TELECOMMUNICATIONS		$4,639,494

TRANSPORTATION – 2.0%

FedEx Corp.,
Company Guaranteed, 4.10%, 2/01/45	685,000	617,549

Norfolk Southern Corp.,
Sr. Unsecured, 5.90%, 6/15/19	250,000	250,898

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.45%, 9/03/19	2,450,000	2,446,863

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.50%, 6/01/21	500,000	505,894

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	980,000	963,663

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.65%, 3/18/24#	1,670,000	1,710,497

Union Pacific Corp.,
Sr. Unsecured, 3.15%, 3/01/24	2,565,000	2,599,224

Union Pacific Corp.,
Sr. Unsecured, 4.30%, 3/01/49	675,000	701,915

Union Pacific Corp.,
Sr. Unsecured, 4.38%, 11/15/65	1,000,000	981,907

TOTAL TRANSPORTATION		$10,778,410

TRUCKING & LEASING – 0.9%

GATX Corp.,
Sr. Unsecured, 2.60%, 3/30/20	2,000,000	1,993,393

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26	1,065,000	1,021,636

GATX Corp.,
Sr. Unsecured, 3.85%, 3/30/27	1,500,000	1,485,797

GATX Corp.,
Sr. Unsecured, 5.20%, 3/15/44	640,000	669,188

TOTAL TRUCKING & LEASING		$5,170,014

TOTAL CORPORATE BONDS (COST $238,421,806)		$240,657,796

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.1%

AIRLINES – 0.1%

American Airlines 2011-1,
Series A, Pass-Through Certificates, 5.25%, 1/31/21	198,164	203,388

Continental Airlines 2009-2,
Series A, Pass-Through Certificates, 7.25%, 11/10/19	147,137	150,264

Delta Air Lines, 2007-1,
Series A, Pass-Through Certificates, 6.82%, 8/10/22	213,841	233,537

Description	Par Value	Value

Delta Air Lines, 2009-1,
Series A, Pass-Through Certificates, 7.75%, 12/17/19	$114,983	$117,846

TOTAL AIRLINES		$705,035

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $674,125)		$705,035

GOVERNMENT AGENCIES – 1.3%

FEDERAL HOME LOAN BANK (FHLB) – 0.4%

3.25%, 11/16/28#	1,960,000	2,048,808

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.6%

1.75%, 5/30/19	2,000,000	1,998,898

1.25%, 10/02/19	1,300,000	1,293,459

2.38%, 1/13/22	125,000	125,293

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$3,417,650

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%

6.25%, 5/15/29	750,000	980,218

7.25%, 5/15/30	400,000	569,410

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,549,628

TOTAL GOVERNMENT AGENCIES (COST $6,697,467)		$7,016,086

MORTGAGE-BACKED SECURITIES – 22.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.3%

Pool B17616, 5.50%, 1/01/20	4,417	4,453

Pool G12709, 5.00%, 7/01/22	21,024	21,828

Pool C00478, 8.50%, 9/01/26	9,946	11,509

Pool E09010, 2.50%, 9/01/27	733,183	727,996

Pool G18497, 3.00%, 1/01/29	92,170	93,456

Pool C01272, 6.00%, 12/01/31	19,454	21,216

Pool A13990, 4.50%, 10/01/33	17,005	17,818

Pool G01625, 5.00%, 11/01/33	26,642	28,885

Pool G08097, 6.50%, 11/01/35	13,432	14,548

Pool G02296, 5.00%, 6/01/36	139,523	149,473

Pool G02390, 6.00%, 9/01/36	4,579	5,014

Pool G05317, 5.00%, 4/01/37	545,944	578,390

Pool G03703, 5.50%, 12/01/37	14,811	16,124

Pool G04776, 5.50%, 7/01/38	48,448	51,802

Pool G05500, 5.00%, 5/01/39	508,161	547,888

Pool A93415, 4.00%, 8/01/40	1,352,009	1,401,397

Pool A93505, 4.50%, 8/01/40	993,539	1,053,948

Pool A93996, 4.50%, 9/01/40	775,988	823,252

Pool G06222, 4.00%, 1/01/41	1,409,856	1,461,261

Pool A97047, 4.50%, 2/01/41	780,024	829,397

Pool G06956, 4.50%, 8/01/41	773,930	822,916

Pool C03750, 3.50%, 2/01/42	328,028	334,547

Pool C03849, 3.50%, 4/01/42	158,969	161,828

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	24

Description	Par Value	Value

Pool Q08305, 3.50%, 5/01/42	$897,583	$915,669

Pool C04305, 3.00%, 11/01/42	2,497,937	2,498,177

Pool C09020, 3.50%, 11/01/42	2,317,635	2,363,710

Pool G07266, 4.00%, 12/01/42	1,986,763	2,054,661

Pool C04444, 3.00%, 1/01/43	90,986	90,623

Pool C09029, 3.00%, 3/01/43	414,790	412,885

Pool G08534, 3.00%, 6/01/43	516,854	514,480

Pool Q19476, 3.50%, 6/01/43	935,360	951,920

Pool C09044, 3.50%, 7/01/43	1,076,729	1,095,797

Pool G07889, 3.50%, 8/01/43	966,423	985,870

Pool G07624, 4.00%, 12/01/43	928,370	963,034

Pool G60038, 3.50%, 1/01/44	4,907,395	5,004,921

Pool G07680, 4.00%, 4/01/44	1,483,353	1,538,715

Pool G07943, 4.50%, 8/01/44	104,645	110,287

Pool G08607, 4.50%, 9/01/44	660,131	697,787

Pool Q33547, 3.50%, 5/01/45	947,711	961,192

Pool Q36970, 4.00%, 10/01/45	462,229	476,389

Pool G60384, 4.50%, 12/01/45	72,874	76,137

Pool Q39644, 3.50%, 3/01/46	4,453,457	4,515,686

Pool Q39438, 4.00%, 3/01/46	3,344,929	3,452,587

Pool G08705, 3.00%, 5/01/46	305,949	303,022

Pool G08708, 4.50%, 5/01/46	538,303	562,373

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$39,724,868

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 14.8%

Pool 975207, 5.00%, 3/01/23	26,462	27,068

Pool AE2520, 3.00%, 1/01/26	328,681	334,081

Pool 329794, 7.00%, 2/01/26	15,653	16,715

Pool 256639, 5.00%, 2/01/27	9,619	10,159

Pool 256752, 6.00%, 6/01/27	17,357	18,785

Pool 402255, 6.50%, 12/01/27	1,124	1,122

Pool AB8997, 2.50%, 4/01/28	158,339	157,558

Pool AS4480, 2.50%, 2/01/30	1,020,501	1,013,519

Pool AS7462, 2.50%, 6/01/31	404,080	400,086

Pool 254007, 6.50%, 10/01/31	10,752	11,496

Pool 638023, 6.50%, 4/01/32	49,558	53,540

Pool 642345, 6.50%, 5/01/32	39,757	42,948

Pool 651292, 6.50%, 7/01/32	62,305	67,311

Pool 686398, 6.00%, 3/01/33	141,444	153,592

Pool 745412, 5.50%, 12/01/35	18,751	20,465

Pool 888789, 5.00%, 7/01/36	207,052	224,123

Pool 256515, 6.50%, 12/01/36	11,838	12,759

Pool AE0217, 4.50%, 8/01/40	123,209	130,672

Pool AB1796, 3.50%, 11/01/40	810,859	826,919

Pool AH5583, 4.50%, 2/01/41	365,650	388,256

Pool 890551, 4.50%, 8/01/41	75,061	79,697

Description	Par Value	Value

Pool AL0658, 4.50%, 8/01/41	$436,188	$463,145

Pool AL1319, 4.50%, 10/01/41	793,115	827,816

Pool AL6302, 4.50%, 10/01/41	759,436	806,361

Pool AX5302, 4.00%, 1/01/42	1,289,061	1,342,977

Pool AK4523, 4.00%, 3/01/42	1,502,831	1,563,649

Pool AL2034, 4.50%, 4/01/42	183,717	195,089

Pool AB7936, 3.00%, 2/01/43	1,568,398	1,551,184

Pool AL3761, 4.50%, 2/01/43	269,199	285,187

Pool MA1458, 3.00%, 6/01/43	466,715	464,709

Pool AT7899, 3.50%, 7/01/43	2,746,441	2,773,284

Pool AS0302, 3.00%, 8/01/43	4,281,677	4,263,260

Pool AU4279, 3.00%, 9/01/43	820,628	817,099

Pool AL5537, 4.50%, 4/01/44	349,887	371,501

Pool AS3155, 4.00%, 8/01/44	94,410	97,052

Pool AX0833, 3.50%, 9/01/44	896,706	906,163

Pool AL6325, 3.00%, 10/01/44	2,736,254	2,724,894

Pool AS5136, 4.00%, 6/01/45	389,398	402,752

Pool AZ7362, 4.00%, 11/01/45	1,068,108	1,098,333

Pool AZ9565, 3.50%, 12/01/45	1,839,060	1,867,043

Pool BC0326, 3.50%, 12/01/45	1,417,945	1,439,514

Pool BC0245, 3.00%, 2/01/46	763,187	757,655

Pool BC0830, 3.00%, 4/01/46	1,154,300	1,144,726

Pool AS7568, 4.50%, 7/01/46	208,636	217,476

Pool BC4764, 3.00%, 10/01/46	1,338,106	1,327,001

Pool MA2771, 3.00%, 10/01/46	469,560	465,664

Pool AS8276, 3.00%, 11/01/46	1,597,314	1,584,067

Pool BC9003, 3.00%, 11/01/46	1,427,300	1,415,459

Pool BE1899, 3.00%, 11/01/46	5,273,032	5,229,297

Pool BE3767, 3.50%, 7/01/47	2,029,567	2,053,067

Pool BH2618, 3.50%, 8/01/47	574,952	581,607

Pool MA3088, 4.00%, 8/01/47	2,086,666	2,154,421

Pool BH4010, 4.50%, 9/01/47	1,800,703	1,876,282

Pool BH9215, 3.50%, 1/01/48	2,598,471	2,622,060

Pool BJ0650, 3.50%, 3/01/48	10,969,288	11,075,303

Pool BJ0639, 4.00%, 3/01/48	777,709	798,549

Pool BJ9169, 4.00%, 5/01/48	4,501,434	4,622,175

Pool BK4764, 4.00%, 8/01/48	5,009,156	5,149,106

Pool BN1628, 4.50%, 11/01/48	2,433,542	2,538,728

Pool TBA, 5.00%, 5/15/49	6,700,000	7,060,648

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$80,925,174

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**

Pool 354677, 7.50%, 10/15/23	9,677	10,991

Pool 354713, 7.50%, 12/15/23	6,517	6,856

Pool 354765, 7.00%, 2/15/24	17,391	18,604

Pool 354827, 7.00%, 5/15/24	11,780	12,344

Pool 385623, 7.00%, 5/15/24	18,703	19,845

ANNUAL REPORT / April 30, 2019

25	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value

Pool 360869, 7.50%, 5/15/24	$15,415	$15,827

Pool 2077, 7.00%, 9/20/25	5,664	5,999

Pool 503405, 6.50%, 4/15/29	16,652	17,101

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$107,567

TOTAL MORTGAGE-BACKED SECURITIES (COST $121,912,720)		$120,757,609

U.S. TREASURY – 26.6%

U.S. TREASURY BONDS – 5.9%

2.50%, 2/15/45	2,135,000	1,972,664

2.50%, 2/15/46	280,000	257,749

2.75%, 11/15/47	4,470,000	4,309,711

2.88%, 8/15/45	300,000	297,584

3.00%, 5/15/42	500,000	510,419

3.00%, 11/15/44	2,000,000	2,031,390

3.00%, 5/15/45	2,000,000	2,032,021

3.00%, 11/15/45	765,000	777,131

3.00%, 2/15/47	1,098,000	1,114,904

3.00%, 5/15/47	1,695,000	1,719,243

3.00%, 2/15/48	4,000,000	4,049,725

3.13%, 8/15/44	6,637,000	6,888,437

3.63%, 8/15/43	881,000	992,846

3.63%, 2/15/44	2,106,000	2,374,686

3.75%, 11/15/43	365,000	419,609

5.25%, 2/15/29	500,000	618,482

5.38%, 2/15/31	600,000	771,833

6.25%, 5/15/30	500,000	678,113

6.38%, 8/15/27#	450,000	581,442

TOTAL U.S. TREASURY BONDS		$32,397,989

U.S. TREASURY NOTES – 20.7%

1.38%, 3/31/20	3,300,000	3,269,210

1.50%, 5/31/19#	535,000	534,535

1.50%, 11/30/19	1,145,000	1,138,592

1.63%, 11/30/20	1,710,000	1,691,695

1.63%, 8/15/22	6,000,000	5,882,577

1.63%, 11/15/22	1,928,000	1,887,272

1.63%, 5/31/23	12,400,000	12,091,185

1.63%, 2/15/26	3,000,000	2,856,549

1.63%, 5/15/26	4,695,000	4,460,251

1.75%, 9/30/19#	5,700,000	5,683,195

1.75%, 3/31/22	5,000,000	4,931,772

1.75%, 5/15/22	380,000	374,460

1.75%, 5/15/23	2,000,000	1,960,190

1.88%, 6/30/20	5,845,000	5,811,541

2.00%, 11/15/21	1,000,000	994,154

2.00%, 4/30/24	10,195,000	10,056,007

2.00%, 2/15/25	4,655,000	4,570,522

Description	Par Value	Value

2.00%, 8/15/25	$295,000	$288,681

2.00%, 11/15/26	4,180,000	4,059,223

2.13%, 8/15/21	3,750,000	3,738,593

2.13%, 6/30/22	6,615,000	6,593,014

2.13%, 5/15/25	2,500,000	2,467,535

2.25%, 7/31/21	6,600,000	6,598,478

2.25%, 11/15/25	230,000	228,202

2.38%, 8/15/24	5,600,000	5,619,945

2.50%, 3/31/23	7,000,000	7,064,421

2.50%, 8/15/23	200,000	201,895

2.63%, 11/15/20	500,000	502,225

2.75%, 2/15/28	6,000,000	6,130,568

3.13%, 5/15/19#	750,000	750,174

3.63%, 2/15/20	750,000	756,944

TOTAL U.S. TREASURY NOTES		$113,193,605

TOTAL U.S. TREASURY (COST $145,327,894)		$145,591,594

	Number of Shares

MONEY MARKET FUND – 0.6%

Dreyfus Government Cash Management
Fund, Institutional Shares, 2.33%^	3,411,993	$3,411,993

TOTAL MONEY MARKET FUND (COST $3,411,993)		$3,411,993

TOTAL INVESTMENTS IN SECURITIES – 100.7% (COST $549,882,680)		$551,452,878

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.3%

REPURCHASE AGREEMENTS – 1.3%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $359,831, collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $367,000.	$359,804	$359,804

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $1,400,936, collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $1,428,845.	1,400,828	1,400,828

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $1,400,936, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $1,428,845.	1,400,828	1,400,828

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	26

Description	Par Value	Value

HSBC Securities USA, Inc., 2.76%, dated 4/30/19, due 5/01/19, repurchase price $1,400,935, collateralized by U.S. Government Agency Securities, 3.00% to 5.00%, maturing 3/01/30 to 12/01/48; total market value of $1,428,845.	$1,400,828	$1,400,828

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $1,400,936, collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $1,428,845.	1,400,828	1,400,828

Morgan Stanley & Co., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $1,400,936, collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 5/20/19 to 4/20/49; total market value of $1,428,845.	1,400,828	1,400,828

TOTAL REPURCHASE AGREEMENTS (COST $7,363,944)		$7,363,944

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $7,363,944)		$7,363,944

Description	Value

TOTAL INVESTMENTS – 102.0% (COST $557,246,624)	$558,816,822

COLLATERAL FOR SECURITIES ON LOAN – (1.3%)	(7,363,944)

OTHER LIABILITIES LESS ASSETS – (0.7%)	(3,859,562)

TOTAL NET ASSETS – 100.0%	$547,593,316

Cost of investments for Federal income tax purposes is $557,246,624. The net unrealized appreciation/(depreciation) of investments was $1,570,198. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $7,163,361 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(5,593,163).

ANNUAL REPORT / April 30, 2019

27	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$328,076	$—	$328,076

Collateralized Mortgage Obligations	—	1,736,871	—	1,736,871

Commercial Paper	—	31,247,818	—	31,247,818

Corporate Bonds	—	240,657,796	—	240,657,796

Enhanced Equipment Trust Certificates	—	705,035	—	705,035

Government Agencies	—	7,016,086	—	7,016,086

Mortgage-Backed Securities	—	120,757,609	—	120,757,609

U.S. Treasury	—	145,591,594	—	145,591,594

Money Market Fund	3,411,993	—	—	3,411,993

Repurchase Agreements	—	7,363,944	—	7,363,944

Total	$3,411,993	$555,404,829	$—	$558,816,822

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

♦	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2019, these liquid restricted securities amounted to $44,657,849 representing 8.16% of total net assets.

**	Represents less than 0.05%

The following acronyms are used throughout this Fund:		MTN	Medium Term Note

BKNT	Bank Note	NA	National Association

GMTN	Global Medium Term Note	PLC	Public Limited Company

LIBOR	London Interbank Offered Rate	TBA	To Be Announced Security

LLC	Limited Liability Corporation	USD	United States Dollar

LP	Limited Partnership

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

28

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Corporate Bonds	58.2%
U.S. Treasury	38.1%
Government Agencies	1.6%
Mortgage-Backed Securities	1.1%
Commercial Paper	0.6%
Adjustable Rate Mortgage[4]	0.0%
Cash Equivalents[1]	0.4%
Other Assets and Liabilities – Net[2,4]	0.0%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	2.7%
U.S. Treasury	38.1%
AAA / Aaa	0.2%
AA / Aa	1.7%
A / A	11.8%
BBB / Baa	41.9%
BB / Ba	2.6%
Not Rated	1.0%
Other Assets and Liabilities – Net[2,4]	0.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represent less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 Month USD LIBOR + 1.72%, Cap 8.23%, Floor 1.72%), 4.34%, 5/01/33Δ	$14,242	$14,919

TOTAL ADJUSTABLE RATE MORTGAGE (COST $14,222)		$14,919

COMMERCIAL PAPER – 0.6%◆

Duke Energy Corp., 2.60%, 5/01/19Ω	475,000	474,966

TOTAL COMMERCIAL PAPER (COST $475,000)		$474,966

CORPORATE BONDS – 58.2%

AEROSPACE & DEFENSE – 0.8%

L3 Technologies, Inc.,
Company Guaranteed, 3.85%, 6/15/23	90,000	92,936

Description	Par Value	Value

Lockheed Martin Corp.,
Sr. Unsecured, 3.10%, 1/15/23	$500,000	$505,024

TOTAL AEROSPACE & DEFENSE		$597,960

AUTOMOTIVE – 2.0%

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.58%, 3/18/24	250,000	263,212

General Motors Financial Co., Inc.,
Company Guaranteed, 2.40%, 5/09/19	700,000	699,896

General Motors Financial Co., Inc.,
Sr. Unsecured, 4.20%, 11/06/21	375,000	383,437

Toyota Motor Credit Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR +	250,000	250,671
0.37%), 2.97%, 3/12/20Δ

TOTAL AUTOMOTIVE		$1,597,216

BEVERAGES – 0.7%

Keurig Dr. Pepper, Inc.,
Company Guaranteed, 3.55%, 5/25/21Ω	300,000	303,276

ANNUAL REPORT / April 30, 2019

29	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

PepsiCo, Inc.,
Sr. Unsecured, 2.38%, 10/06/26	$250,000	$240,142

TOTAL BEVERAGES		$543,418

BIOTECHNOLOGY – 2.1%

Amgen, Inc.,
Sr. Unsecured, 2.13%, 5/01/20	500,000	497,231

Amgen, Inc.,
Sr. Unsecured, 2.20%, 5/11/20	270,000	268,805

Amgen, Inc.,
Sr. Unsecured, 2.25%, 8/19/23	225,000	219,006

Celgene Corp.,
Sr. Unsecured, 2.25%, 5/15/19	430,000	429,907

Celgene Corp.,
Sr. Unsecured, 2.75%, 2/15/23	260,000	257,393

TOTAL BIOTECHNOLOGY		$1,672,342

BUILDING PRODUCTS – 0.5%

Johnson Controls International PLC,
(Current rate until maturity), Sr. Unsecured, 3.63%, 7/02/24ÿ	400,000	404,569

CAPITAL MARKETS – 3.7%

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.60%, 8/17/20	475,000	475,573

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.63%), 2.66%, 5/16/23Δ	400,000	397,959

Bank of New York Mellon Corp. (The),
Sr. Unsecured, MTN, 2.80%, 5/04/26	300,000	295,414

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	500,000	503,399
1.16%), 3.75%, 4/23/20Δ

Goldman Sachs Group, Inc. (The),
Sr. Unsecured, (3 Month USD LIBOR +	210,000	207,426
1.20%), 3.27%, 9/29/25Δ

Morgan Stanley,
Sr. Unsecured, GMTN, (3 Month USD	240,000	240,387
LIBOR + 0.55%), 3.25%, 2/10/21Δ

Morgan Stanley,
Sr. Unsecured, 3.63%, 1/20/27	500,000	504,365

State Street Corp.,
Subordinated, 3.10%, 5/15/23	250,000	252,543

TOTAL CAPITAL MARKETS		$2,877,066

COMMERCIAL BANKS – 5.3%

BB&T Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.65%), 3.24%, 4/01/22Δ	345,000	345,641

Branch Banking & Trust Co.,
Subordinated, BKNT, 3.63%, 9/16/25	500,000	511,068

Fifth Third Bancorp,
Subordinated, 4.30%, 1/16/24	500,000	526,064

Huntington National Bank (The),
Sr. Unsecured, BKNT, 2.40%, 4/01/20	350,000	349,151

KeyCorp,
Sr. Unsecured, MTN, 2.90%, 9/15/20	250,000	250,395

Description	Par Value	Value

PNC Financial Services Group, Inc. (The),
Subordinated, 3.90%, 4/29/24	$420,000	$435,813

PNC Financial Services Group, Inc. (The),
Sr. Unsecured, 3.45%, 4/23/29	100,000	100,535

SunTrust Bank,
Sr. Unsecured, BKNT, (3 Month USD LIBOR + 0.50%), 3.53%, 10/26/21Δ	275,000	277,428

SunTrust Bank,
Sr. Unsecured, BKNT, 3.20%, 4/01/24	175,000	176,477

SunTrust Banks, Inc.,
Sr. Unsecured, 2.50%, 5/01/19	250,000	249,999

SunTrust Banks, Inc.,
Sr. Unsecured, 2.70%, 1/27/22	250,000	249,056

Toronto-Dominion Bank (The),
Sr. Unsecured, MTN, 2.13%, 4/07/21	370,000	366,666

Toronto-Dominion Bank (The),
Sr. Unsecured, GMTN, 3.25%, 3/11/24	275,000	279,116

TOTAL COMMERCIAL BANKS		$4,117,409

COMMERCIAL SERVICES & SUPPLIES – 0.7%

Total System Services, Inc.,
Sr. Unsecured, 3.80%, 4/01/21	525,000	532,365

COMPUTERS – 0.7%

Hewlett Packard Enterprise Co.,
Sr. Unsecured, 4.40%, 10/15/22	500,000	522,301

CONSUMER FINANCE – 1.6%

American Express Co.,
Sr. Unsecured, 3.00%, 2/22/21	120,000	120,536

American Express Co.,
Sr. Unsecured, (3 Month USD LIBOR +	165,000	165,732
0.53%), 3.21%, 5/17/21Δ

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	260,000	258,919

Capital One Financial Corp.,
Sr. Unsecured, 2.40%, 10/30/20	170,000	169,212

Capital One Financial Corp.,
Sr. Unsecured, (3 Month USD LIBOR +	250,000	252,654
0.95%), 3.55%, 3/09/22Δ

Capital One NA,
Sr. Unsecured, BKNT, (3 Month USD LIBOR + 0.77%), 3.37%, 9/13/19Δ	300,000	300,565

TOTAL CONSUMER FINANCE		$1,267,618

DIVERSIFIED FINANCIAL SERVICES – 5.8%

Bank of America Corp.,
Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.63%), 2.33%, 10/01/21Δ	350,000	347,000

Bank of America Corp.,
Sr. Unsecured, MTN, 2.50%, 10/21/22	415,000	409,552

Bank of Montreal,
Sr. Unsecured, MTN, 1.50%, 7/18/19	250,000	249,431

Bank of Montreal,
Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.34%), 2.94%, 7/13/20Δ	125,000	125,317

Bank of Montreal,
Sr. Unsecured, MTN, 1.90%, 8/27/21	430,000	423,437

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	30

Description	Par Value	Value

Berkshire Hathaway, Inc.,
Sr. Unsecured, 2.75%, 3/15/23	$175,000	$175,555

BlackRock, Inc.,
Series 2, Sr. Unsecured, 5.00%, 12/10/19	300,000	304,397

Canadian Imperial Bank of Commerce,
Sr. Unsecured, BKNT, 2.10%, 10/05/20	255,000	253,369

Charles Schwab Corp. (The),
Sr. Unsecured, (3 Month USD LIBOR +	155,000	155,372
0.32%), 2.96%, 5/21/21Δ

Charles Schwab Corp. (The),
Sr. Unsecured, 3.20%, 3/02/27	665,000	669,289

Citigroup, Inc.,
Sr. Unsecured, 2.45%, 1/10/20	450,000	449,183

Comerica, Inc.,
Sr. Unsecured, 3.70%, 7/31/23	200,000	206,318

JPMorgan Chase & Co.,
Sr. Unsecured, 2.55%, 10/29/20	250,000	249,524

National Rural Utilities Cooperative Finance
Corp.,
Collateral Trust, 3.70%, 3/15/29	260,000	270,571

Westpac Banking Corp.,
Sr. Unsecured, 4.88%, 11/19/19	250,000	252,932

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,541,247

ELECTRIC – 4.8%

DTE Energy Co.,
Series C, Sr. Unsecured, 3.50%, 6/01/24	250,000	253,703

Entergy Corp.,
Sr. Unsecured, 2.95%, 9/01/26	505,000	484,556

Exelon Generation Co. LLC,
Sr. Unsecured, 2.95%, 1/15/20	700,000	698,431

FirstEnergy Corp.,
Series B, Sr. Unsecured, 3.90%, 7/15/27	200,000	202,794

FirstEnergy Transmission LLC,
Sr. Unsecured, 4.35%, 1/15/25Ω	750,000	785,369

Southern Co. (The),
Sr. Unsecured, 2.35%, 7/01/21	500,000	495,391

Union Electric Co., 1st Mortgage, 3.50%, 3/15/29	220,000	225,159

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20	300,000	298,974

WEC Energy Group, Inc.,
Sr. Unsecured, 3.38%, 6/15/21	290,000	293,217

TOTAL ELECTRIC		$3,737,594

ENVIRONMENTAL CONTROL – 0.2%

Waste Management, Inc.,
Company Guaranteed, 2.40%, 5/15/23	160,000	157,553

FOOD & STAPLES RETAILING – 1.3%

Conagra Brands, Inc.,
Sr. Unsecured, 3.80%, 10/22/21	200,000	203,970

Conagra Brands, Inc.,
Sr. Unsecured, 4.85%, 11/01/28	500,000	533,785

Kroger Co. (The),
Sr. Unsecured, 2.95%, 11/01/21	250,000	250,472

TOTAL FOOD & STAPLES RETAILING		$988,227

Description	Par Value	Value

HEALTH CARE EQUIPMENT & SUPPLIES – 1.1%

Thermo Fisher Scientific, Inc.,
Sr. Unsecured, 4.70%, 5/01/20	$500,000	$509,520

Zimmer Biomet Holdings, Inc.,
Sr. Unsecured, 2.70%, 4/01/20	360,000	359,150

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$868,670

HEALTH CARE PROVIDERS & SERVICES – 4.7%

Aetna, Inc.,
Sr. Unsecured, 4.13%, 6/01/21#	250,000	255,002

Anthem, Inc.,
Sr. Unsecured, 3.65%, 12/01/27	235,000	232,720

Cardinal Health, Inc.,
Sr. Unsecured, 3.20%, 3/15/23	350,000	348,710

CVS Health Corp.,
Sr. Unsecured, (3 Month USD LIBOR +	500,000	501,436
0.63%), 3.23%, 3/09/20Δ

CVS Health Corp.,
Sr. Unsecured, 3.70%, 3/09/23	500,000	506,955

Elanco Animal Health, Inc.,
Sr. Unsecured, 3.91%, 8/27/21Ω	500,000	509,102

Elanco Animal Health, Inc.,
Sr. Unsecured, 4.27%, 8/28/23Ω	1,000,000	1,038,988

UnitedHealth Group, Inc.,
Sr. Unsecured, 2.38%, 10/15/22	300,000	296,461

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,689,374

INSURANCE – 1.4%

American International Group, Inc.,
Sr. Unsecured, 3.30%, 3/01/21	250,000	251,761

Aon PLC,
Company Guaranteed, 2.80%, 3/15/21	240,000	240,007

Aon PLC,
Company Guaranteed, 4.00%, 11/27/23	250,000	259,622

Hartford Financial Services Group, Inc. (The),
Sr. Unsecured, 5.13%, 4/15/22	360,000	383,101

TOTAL INSURANCE		$1,134,491

MACHINERY – 0.4%

Roper Technologies, Inc.,
Sr. Unsecured, 3.80%, 12/15/26	300,000	302,556

MEDIA – 2.2%

CBS Corp.,
Company Guaranteed, 3.38%, 3/01/22	350,000	353,723

Charter Communications Operating LLC,
Sr. Secured, 3.58%, 7/23/20	500,000	503,746

Comcast Corp.,
Company Guaranteed, 3.95%, 10/15/25	350,000	365,926

Discovery Communications LLC,
Company Guaranteed, 2.95%, 3/20/23	220,000	218,386

Warner Media LLC,
Company Guaranteed, 2.95%, 7/15/26	270,000	259,104

TOTAL MEDIA		$1,700,885

ANNUAL REPORT / April 30, 2019

31	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

MISCELLANEOUS MANUFACTURING – 2.0%

Ingersoll-Rand Global Holding Co. Ltd.,
Company Guaranteed, 4.25%, 6/15/23	$330,000	$345,712

Ingersoll-Rand Luxembourg Finance SA,
Company Guaranteed, 2.63%, 5/01/20	250,000	249,724

Textron, Inc.,
Sr. Unsecured, 3.65%, 3/01/21	425,000	430,015

Textron, Inc.,
Sr. Unsecured, 4.30%, 3/01/24	500,000	522,102

TOTAL MISCELLANEOUS MANUFACTURING		$1,547,553

OIL & GAS – 2.1%

Apache Corp.,
Sr. Unsecured, 4.38%, 10/15/28	275,000	278,433

Marathon Oil Corp.,
Sr. Unsecured, 2.80%, 11/01/22	200,000	199,063

Marathon Petroleum Corp.,
Sr. Unsecured, 3.63%, 9/15/24	125,000	126,828

Phillips 66,
Company Guaranteed, 4.30%, 4/01/22	400,000	418,594

Total Capital International SA,
Company Guaranteed, (3 Month USD	450,000	450,235
LIBOR + 0.35%), 2.98%, 6/19/19Δ

Valero Energy Corp.,
Sr. Unsecured, 4.00%, 4/01/29	150,000	151,707

TOTAL OIL & GAS		$1,624,860

PHARMACEUTICALS – 2.1%

AbbVie, Inc.,
Sr. Unsecured, 2.50%, 5/14/20	300,000	299,096

AbbVie, Inc.,
Sr. Unsecured, 3.75%, 11/14/23	150,000	153,599

AbbVie, Inc.,
Sr. Unsecured, 3.60%, 5/14/25	350,000	351,921

Allergan Funding SCS,
Company Guaranteed, (3 Month USD	500,000	504,032
LIBOR + 1.26%), 3.85%, 3/12/20Δ

Medco Health Solutions, Inc.,
Company Guaranteed, 4.13%, 9/15/20	250,000	253,870

Zoetis, Inc.,
Sr. Unsecured, 3.00%, 9/12/27	125,000	121,338

TOTAL PHARMACEUTICALS		$1,683,856

PIPELINES – 1.8%

Enterprise Products Operating LLC,
Company Guaranteed, 2.55%, 10/15/19	325,000	324,695

Enterprise Products Operating LLC,
Company Guaranteed, 2.80%, 2/15/21	225,000	225,146

Kinder Morgan, Inc.,
Company Guaranteed, 6.50%, 9/15/20#	300,000	314,008

MPLX LP,
Sr. Unsecured, 3.38%, 3/15/23	50,000	50,348

Valero Energy Partners LP,
Company Guaranteed, 4.38%, 12/15/26	500,000	519,843

TOTAL PIPELINES		$1,434,040

Description	Par Value	Value

REAL ESTATE INVESTMENT TRUSTS – 6.2%

American Tower Corp.,
Sr. Unsecured, 3.45%, 9/15/21	$250,000	$253,631

American Tower Corp.,
Sr. Unsecured, 5.00%, 2/15/24	505,000	544,283

Boston Properties LP,
Sr. Unsecured, 2.75%, 10/01/26	400,000	381,047

Digital Realty Trust LP,
Company Guaranteed, 3.40%, 10/01/20	575,000	579,572

HCP, Inc.,
Sr. Unsecured, 2.63%, 2/01/20	250,000	249,488

HCP, Inc.,
Sr. Unsecured, 4.20%, 3/01/24	540,000	560,011

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.88%, 5/01/25	550,000	552,733

Healthcare Realty Trust, Inc.,
Sr. Unsecured, 3.63%, 1/15/28	300,000	292,211

Ventas Realty LP,
Company Guaranteed, 2.70%, 4/01/20	550,000	549,741

Ventas Realty LP,
Company Guaranteed, 4.25%, 3/01/22	250,000	258,072

Welltower, Inc.,
Sr. Unsecured, 3.63%, 3/15/24	250,000	255,516

Welltower, Inc.,
Sr. Unsecured, 4.25%, 4/01/26	330,000	341,987

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,818,292

RETAIL – 0.3%

Home Depot, Inc. (The),
Sr. Unsecured, 2.13%, 9/15/26	225,000	212,367

SEMICONDUCTORS – 0.2%

QUALCOMM, Inc.,
Sr. Unsecured, 3.25%, 5/20/27	150,000	149,784

SOFTWARE – 0.9%

Microsoft Corp.,
Sr. Unsecured, 1.55%, 8/08/21	175,000	171,506

Oracle Corp.,
Sr. Unsecured, 1.90%, 9/15/21	250,000	245,964

Oracle Corp.,
Sr. Unsecured, 3.25%, 11/15/27	300,000	300,991

TOTAL SOFTWARE		$718,461

TELECOMMUNICATIONS – 1.0%

AT&T, Inc.,
Sr. Unsecured, (3 Month USD LIBOR +	500,000	503,627
0.93%), 3.53%, 6/30/20Δ

Cisco Systems, Inc.,
Sr. Unsecured, 2.20%, 9/20/23	295,000	290,681

TOTAL TELECOMMUNICATIONS		$794,308

TRANSPORTATION – 1.0%

Ryder System, Inc.,
Sr. Unsecured, MTN, 2.50%, 9/01/22	265,000	260,582

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	32

Description	Par Value	Value

Ryder System, Inc.,
Sr. Unsecured, MTN, 3.40%, 3/01/23	$500,000	$503,894

TOTAL TRANSPORTATION		$764,476

TRUCKING & LEASING – 0.6%

GATX Corp.,
Sr. Unsecured, 3.25%, 9/15/26#	505,000	484,438

TOTAL CORPORATE BONDS
(COST $45,163,897)		$45,485,296

GOVERNMENT AGENCIES – 1.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 1.6%
1.38%, 5/01/20	250,000	247,497

2.38%, 1/13/22	1,000,000	1,002,345

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,249,842

TOTAL GOVERNMENT AGENCIES
(COST $1,248,872)		$1,249,842

MORTGAGE-BACKED SECURITIES – 1.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) – 0.2%

Pool C90293, 7.50%, 9/01/19	569	601

Pool B19228, 4.50%, 4/01/20	2,935	2,986

Pool C90504, 6.50%, 12/01/21	6,945	7,338

Pool G01625, 5.00%, 11/01/33	26,642	28,885

Pool A18401, 6.00%, 2/01/34	40,193	43,931

Pool G08097, 6.50%, 11/01/35	21,736	23,543

Pool G02390, 6.00%, 9/01/36	8,013	8,775

Pool G08193, 6.00%, 4/01/37	24,311	26,366

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$142,425

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.7%

Pool 839291, 5.00%, 9/01/20	504	516

Pool AE2520, 3.00%, 1/01/26	416,932	423,781

Pool 256639, 5.00%, 2/01/27	19,239	20,318

Pool 256752, 6.00%, 6/01/27	21,696	23,481

Pool 257007, 6.00%, 12/01/27	33,802	36,577

Pool 254240, 7.00%, 3/01/32	31,617	34,824

Pool 745412, 5.50%, 12/01/35	18,901	20,629

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$560,126

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) – 0.2%

Pool 780825, 6.50%, 7/15/28	46,906	49,925

Pool 2616, 7.00%, 7/20/28	30,189	34,998

Pool 2701, 6.50%, 1/20/29	59,711	63,964

Description	Par Value	Value

Pool 426727, 7.00%, 2/15/29	$5,427	$5,820

Pool 781231, 7.00%, 12/15/30	27,354	31,724

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$186,431

TOTAL MORTGAGE-BACKED SECURITIES
(COST $847,264)		$888,982

U.S. TREASURY – 38.1%

U.S. TREASURY NOTES – 38.1%

1.13%, 4/30/20	250,000	246,926

1.38%, 1/31/21	250,000	246,037

1.38%, 5/31/21	660,000	648,128

1.50%, 8/15/26	1,750,000	1,643,640

1.63%, 5/31/23	1,000,000	975,096

1.63%, 10/31/23	1,240,000	1,205,836

1.63%, 2/15/26	1,000,000	952,183

1.63%, 5/15/26	775,000	736,250

1.75%, 5/15/23	1,000,000	980,095

1.88%, 7/31/22	450,000	444,849

2.00%, 7/31/20	250,000	248,922

2.00%, 11/15/21	450,000	447,369

2.00%, 2/15/22	500,000	496,847

2.00%, 7/31/22	250,000	248,115

2.00%, 2/15/23	500,000	495,380

2.00%, 2/15/25	1,003,000	984,798

2.00%, 8/15/25	1,500,000	1,467,872

2.00%, 11/15/26	1,000,000	971,106

2.13%, 1/31/21	500,000	498,480

2.13%, 6/30/21	625,000	623,291

2.13%, 8/15/21	825,000	822,491

2.13%, 9/30/21	500,000	498,638

2.13%, 5/15/25	1,250,000	1,233,767

2.25%, 1/31/24	400,000	399,420

2.25%, 11/15/25	1,500,000	1,488,272

2.25%, 2/15/27	30,000	29,612

2.25%, 11/15/27	500,000	491,657

2.38%, 8/15/24	750,000	752,671

2.50%, 3/31/23	1,075,000	1,084,893

2.50%, 8/15/23	500,000	504,739

2.50%, 5/15/24	1,000,000	1,010,119

2.75%, 5/31/23	1,200,000	1,222,618

2.75%, 11/15/23	1,000,000	1,020,421

2.75%, 2/15/28	1,600,000	1,634,818

2.88%, 11/30/25	250,000	257,499

2.88%, 5/15/28	1,000,000	1,031,455

3.13%, 5/15/21	550,000	559,237

ANNUAL REPORT / April 30, 2019

33	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

3.13%, 11/15/28	$1,000,000	$1,053,030

3.63%, 2/15/20	125,000	126,157

TOTAL U.S. TREASURY NOTES		$29,782,734

TOTAL U.S. TREASURY
(COST $29,776,545)		$29,782,734

	Number of Shares

MONEY MARKET FUND – 0.0%**

Dreyfus Government Cash Management
Fund, Institutional Shares, 2.33%^	7,327	$7,327

TOTAL MONEY MARKET FUND
(COST $7,327)		$7,327

TOTAL INVESTMENTS IN SECURITIES – 99.6%
(COST $77,533,127)		$77,904,066

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.4%

REPURCHASE AGREEMENTS – 0.4%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $15,653 collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $15,965.	$15,652	$15,652

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $59,611 collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $60,798.	59,606	59,606

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $59,611 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $60,798.	59,606	59,606

HSBC Securities USA, Inc., 2.76%, dated 4/30/19, due 5/01/19, repurchase price $59,611 collateralized by U.S. Government Agency Securities, 3.00% to 5.00%, maturing 3/01/30 to 12/01/48; total market value of $60,798.	59,606	59,606

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $59,611 collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $60,798.	59,606	59,606

Description	Par Value	Value

Morgan Stanley & Co., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $ 59,611 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 9.00%, maturing 5/20/19 to 4/20/49; total market value of $60,798.	$59,606	$59,606

TOTAL REPURCHASE AGREEMENTS		$313,682

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON
LOAN
(COST $313,682)		$313,682

TOTAL INVESTMENTS – 100.0% (COST $77,846,809)		$78,217,748

COLLATERAL FOR SECURITIES ON LOAN – (0.4%)		(313,682)

OTHER ASSETS LESS LIABILITIES – 0.4%		330,000

TOTAL NET ASSETS – 100.0%		$78,234,066

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (concluded)	34

Cost of investments for Federal income tax purposes is $77,863,062. The net unrealized appreciation/(depreciation) of investments was $354,686. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $737,620 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(382,934).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$14,919	$—	$14,919

Commercial Paper	—	474,966	—	474,966

Corporate Bonds	—	45,485,296	—	45,485,296

Government Agencies	—	1,249,842	—	1,249,842

Mortgage-Backed Securities	—	888,982	—	888,982

U.S. Treasury	—	29,782,734	—	29,782,734

Money Market Fund	7,327	—	—	7,327

Repurchase Agreements	—	313,682	—	313,682

Total	$7,327	$78,210,421	$—	$78,217,748

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2019, these liquid restricted securities amounted to $3,111,701 representing 3.98% of total net assets.

♦	The rate shown reflects the effective yield at purchase date.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

BKNT	Bank Note

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

35

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Notes	42.0%
Commercial Paper	10.7%
Health Care Providers & Services	6.6%
Diversified Financial Services	6.3%
Federal National Mortgage Association (FNMA)	4.0%
Media	3.9%
Oil & Gas	3.9%
Food & Staples Retailing	3.7%
Consumer Finance	3.5%
Federal Home Loan Bank (FHLB)	3.0%
Transportation	2.8%
Federal Home Loan Mortgage Corporation (FHLMC)	2.4%
Electric	2.0%
Telecommunications	1.8%
Pharmaceuticals	0.7%
Whole Loan	0.7%
Semiconductors	0.5%
Automotive	0.5%
Government National Mortgage Association (GNMA)	0.5%
Development	0.1%
Small Business Administration[4]	0.0%
Cash Equivalents[1]	2.1%
Other Assets and Liabilities – Net[2]	(1.7)%

TOTAL	100.0%

Credit Quality Diversification[3]	Percentage of Total Net Assets
U.S. Government Agency Securities	9.9%
U.S. Treasury	42.0%
AA / Aa	1.4%
A / A	15.8%
BBB / Baa	18.2%
BB / Ba	1.0%
Not Rated	13.4%
Other Assets and Liabilities – Net[2]	(1.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(4)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, (UST Yield Curve CMT 1 Year + 2.07%, Cap 11.19%, Floor 2.07%), 4.32%, 9/01/27Δ	$39	$40

TOTAL ADJUSTABLE RATE MORTGAGE
(COST $39)		$40

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.1%

Series 1990-136, Class E, 6.00%, 4/15/21	229	231

Series 1990-141, Class D, 5.00%, 5/15/21	45	46

Series 1993-1577, Class PK, 6.50%, 9/15/23	9,399	9,918

Description	Par Value	Value

Series 1993-1644, Class K, 6.75%, 12/15/23	$7,343	$7,707

Series 1994-1686, Class PJ, 5.00%, 2/15/24	813	836

Series 2011-3799, Class GK, 2.75%, 1/15/21	24,428	24,387

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC)		$43,125

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.1%

Series 1993-113, Class PK, 6.50%, 7/25/23	11,549	12,207

Series 1993-127, Class H, 6.50%, 7/25/23	11,205	11,732

Series 1993-202, Class J, 6.50%, 11/25/23	6,764	7,180

Series 1994-3, Class PL, 5.50%, 1/25/24	12,254	12,757

Series 1994-55, Class H, 7.00%, 3/25/24	12,667	13,444

Series 2009-70, Class NM, 3.25%, 8/25/19	50	50

Series 2011-66, Class QE, 2.00%, 7/25/21	109,325	108,395

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	36

Description	Par Value	Value

Series 2011-81, Class PA, 3.50%, 8/25/26	$887,804	$901,847

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,067,612

WHOLE LOAN – 0.7%

Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 4.82%, 2/25/34Δ	79,548	79,797

Banc of America Mortgage Securities, Inc.,
Series 2004-B, Class 2A1, 4.74%, 3/25/34Δ	47,829	47,537

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 4.64%, 11/25/35Δ	214,561	209,479

TOTAL WHOLE LOAN		$336,813

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,485,260)		$1,447,550

COMMERCIAL PAPER – 10.7%◆

Baltimore Gas & Electric Co., 2.60%, 5/01/19	1,500,000	1,499,892

CBS Corp., 2.65%, 5/06/19Ω	450,000	449,801

Dow Chemical Co., 2.73%, 5/13/19	975,000	974,042

Duke Energy Corp., 2.60%, 5/01/19Ω	1,470,000	1,469,894

Johnson Controls, Inc., 2.86%, 5/01/19Ω	1,000,000	999,921

TOTAL COMMERCIAL PAPER (COST $5,393,949)		$5,393,550

CORPORATE BONDS – 36.2%

AUTOMOTIVE – 0.5%

Ford Motor Credit Co. LLC,
Sr. Unsecured, 5.58%, 3/18/24	250,000	263,212

CONSUMER FINANCE – 3.5%

American Express Credit Corp.,
Sr. Unsecured, MTN, 1.70%, 10/30/19	750,000	746,883

Capital One Financial Corp.,
Sr. Unsecured, (3 Month USD LIBOR + 0.76%), 3.46%, 5/12/20Δ	1,000,000	1,005,200

TOTAL CONSUMER FINANCE		$1,752,083

DIVERSIFIED FINANCIAL SERVICES – 6.3%

Canadian Imperial Bank of Commerce, Sr. Unsecured, (3 Month USD LIBOR + 0.52%), 3.13%, 9/06/19Δ	1,000,000	1,001,911

Citibank NA,
Sr. Unsecured, BKNT, (SOFRRATE + 0.60%), 3.08%, 3/13/21Δ	1,000,000	1,002,788

Royal Bank of Canada,
Sr. Unsecured, GMTN, 2.13%, 3/02/20	665,000	662,263

Wells Fargo & Co.,
Sr. Unsecured, MTN, 3.00%, 1/22/21	500,000	502,301

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,169,263

Description	Par Value	Value

ELECTRIC – 2.0%

WEC Energy Group, Inc.,
Sr. Unsecured, 2.45%, 6/15/20#	$1,000,000	$996,579

FOOD & STAPLES RETAILING – 3.7%

Conagra Brands, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.75%), 3.34%, 10/22/20Δ	360,000	359,043

Conagra Brands, Inc.,
Sr. Unsecured, 3.80%, 10/22/21	500,000	509,926

Kroger Co. (The),
Sr. Unsecured, 2.80%, 8/01/22#	1,000,000	994,463

TOTAL FOOD & STAPLES RETAILING		$1,863,432

HEALTH CARE PROVIDERS & SERVICES – 6.6%

Cardinal Health, Inc.,
Sr. Unsecured, 1.95%, 6/14/19	600,000	599,358

Cigna Corp.,
Company Guaranteed, 3.20%, 9/17/20Ω	700,000	702,387

Elanco Animal Health, Inc.,
Sr. Unsecured, 3.91%, 8/27/21Ω	500,000	509,102

UnitedHealth Group, Inc.,
Sr. Unsecured, 1.95%, 10/15/20	1,500,000	1,484,881

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,295,728

MEDIA – 3.9%

Comcast Corp.,
Company Guaranteed, 5.70%, 7/01/19	1,000,000	1,005,084

Walt Disney Co. (The),
Company Guaranteed, MTN, 0.88%, 7/12/19	980,000	976,767

TOTAL MEDIA		$1,981,851

OIL & GAS – 3.9%

BP Capital Markets PLC,
Company Guaranteed, 1.68%, 5/03/19	950,000	949,926

Marathon Oil Corp.,
Sr. Unsecured, 2.80%, 11/01/22	1,000,000	995,314

TOTAL OIL & GAS		$1,945,240

PHARMACEUTICALS – 0.7%

AbbVie, Inc.,
Sr. Unsecured, 3.38%, 11/14/21	350,000	353,909

SEMICONDUCTORS – 0.5%

QUALCOMM, Inc.,
Sr. Unsecured, 2.90%, 5/20/24	275,000	274,362

TELECOMMUNICATIONS – 1.8%

AT&T, Inc.,
Sr. Unsecured, (3 Month USD LIBOR + 0.93%), 3.53%, 6/30/20#Δ	900,000	906,529

TRANSPORTATION – 2.8%

Union Pacific Corp.,
Sr. Unsecured, 3.20%, 6/08/21	1,375,000	1,389,733

TOTAL CORPORATE BONDS (COST $18,153,835)		$18,191,921

ANNUAL REPORT / April 30, 2019

37	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

GOVERNMENT AGENCIES – 3.0%

FEDERAL HOME LOAN BANK (FHLB) – 3.0%

1.38%, 11/15/19	$1,500,000	$1,491,339

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,491,339

SMALL BUSINESS
ADMINISTRATION – 0.0%**

Small Business Administration Participation Certificates, Series 1999-20I, Class 1, 7.30%, 9/01/19	274	277

TOTAL SMALL BUSINESS ADMINISTRATION		$277

TOTAL GOVERNMENT AGENCIES (COST $1,499,339)		$1,491,616

MORTGAGE-BACKED SECURITIES – 4.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.3%

Pool G12709, 5.00%, 7/01/22	32,078	33,305

Pool C80328, 7.50%, 7/01/25	11,329	12,273

Pool G14695, 4.50%, 6/01/26	117,923	120,076

Pool G01425, 7.50%, 5/01/32	37,674	42,070

Pool C78010, 5.50%, 4/01/33	461,806	509,622

Pool A18401, 6.00%, 2/01/34	331,236	362,047

Pool G01831, 6.00%, 5/01/35	64,517	70,604

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$1,149,997

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.9%

Pool MA0909, 3.00%, 11/01/21	138,362	139,442

Pool 334593, 7.00%, 5/01/24	28,333	32,126

Pool AE2520, 3.00%, 1/01/26	138,977	141,260

Pool 436746, 6.50%, 8/01/28	19,913	20,080

Pool 440401, 6.50%, 8/01/28	60,788	65,498

Pool 323419, 6.00%, 12/01/28	25,922	28,685

Pool 485678, 6.50%, 3/01/29	13,278	13,430

Pool 494375, 6.50%, 4/01/29	234	233

Pool 252439, 6.50%, 5/01/29	12,318	13,331

Pool 545051, 6.00%, 9/01/29	25,298	27,047

Pool 725418, 6.50%, 5/01/34	69,282	74,661

Pool 833143, 5.50%, 9/01/35	296,478	323,588

Pool 843323, 5.50%, 10/01/35	15,109	15,775

Pool 255933, 5.50%, 11/01/35	58,800	64,145

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$959,301

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.5%

Pool 306066, 8.50%, 7/15/21	941	1,015

Pool 1061, 9.00%, 4/20/23	5,848	6,012

Pool 346572, 7.00%, 5/15/23	2,768	2,893

Pool 484269, 7.00%, 9/15/28	19,337	20,242

Pool 592505, 6.00%, 4/15/33	126,396	131,006

Description	Par Value	Value

Pool 581522, 6.00%, 5/15/33	$88,576	$91,562

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$252,730

TOTAL MORTGAGE-BACKED SECURITIES (COST $2,272,851)		$2,362,028

MUNICIPAL BOND – 0.1%

DEVELOPMENT – 0.1%

City of Miami, FL, Rent Revenue, Series 1998, 8.65%, 7/01/19	25,000	25,222

TOTAL MUNICIPAL BOND (COST $25,077)		$25,222

U.S. TREASURY – 42.0%

U.S. TREASURY NOTES – 42.0%

1.13%, 8/31/21	495,000	482,357

1.50%, 6/15/20	7,880,000	7,804,094

1.75%, 6/30/22	1,150,000	1,133,239

1.88%, 7/31/22	1,000,000	988,554

2.38%, 2/29/24	1,500,000	1,507,202

2.50%, 1/15/22	1,000,000	1,006,661

2.50%, 1/31/24	1,000,000	1,009,956

2.75%, 9/15/21	4,000,000	4,046,597

2.88%, 10/31/23	1,000,000	1,025,733

2.88%, 11/30/23	2,000,000	2,052,720

TOTAL U.S. TREASURY NOTES		$21,057,113

TOTAL U.S. TREASURY (COST $21,013,279)		$21,057,113

	Number of Shares

MONEY MARKET FUND – 0.0%**

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	4,083	$4,083

TOTAL MONEY MARKET FUND (COST $4,083)		$4,083

TOTAL INVESTMENTS IN SECURITIES – 99.6% (COST $49,847,712)		$49,973,123

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (continued)	38

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 2.1%

REPURCHASE AGREEMENTS – 2.1%

BNP Paribas SA, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $51,464 collateralized by U.S. Treasury Securities, 0.00% to 8.75%, maturing 5/21/19 to 9/09/49; total market value of $52,489.	$51,460	$51,460

Citigroup Global Markets Ltd., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $198,786 collateralized by U.S. Government Agency & Treasury Securities, 1.25% to 8.50%, maturing 5/25/19 to 4/20/69; total market value of $202,746.	198,771	198,771

Daiwa Capital Markets America, 2.78%, dated 4/30/19, due 5/01/19, repurchase price $198,786 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 5/14/19 to 9/09/49; total market value of $202,746.	198,771	198,771

HSBC Securities USA, Inc., 2.76%, dated 4/30/19, due 5/01/19, repurchase price $198,786 collateralized by U.S. Government Agency Securities, 3.00% to 5.00%, maturing 3/01/30 to 12/01/48; total market value of $202,746.	198,771	198,771

Merrill Lynch, Pierce, Fenner & Smith, Inc., 2.77%, dated 4/30/19, due 5/01/19, repurchase price $198,786 collateralized by U.S. Government Agency Securities, 2.50% to 4.50%, maturing 5/01/30 to 5/01/49; total market value of $202,746.	198,771	198,771

RBC Dominion Securities, Inc., 2.72%, dated 4/30/19, due 5/01/19, repurchase price $198,786 collateralized by U.S. Government Agency Securities, 2.65% to 7.00%, maturing 4/01/34 to 4/20/49; total market value of $202,746.	198,771	198,771

TOTAL REPURCHASE AGREEMENTS (COST $1,045,315)		$1,045,315

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,045,315)		$1,045,315

TOTAL INVESTMENTS – 101.7% (COST $50,893,027)		$51,018,438

COLLATERAL FOR SECURITIES ON LOAN – (2.1%)		(1,045,315)

OTHER ASSETS LESS LIABILITIES – 0.4%		216,980

TOTAL NET ASSETS – 100.0%		$50,190,103

Cost of investments for Federal income tax purposes is $50,896,115. The net unrealized appreciation/(depreciation) of investments was $122,323. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $342,107 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(219,784).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ANNUAL REPORT / April 30, 2019

39	PORTFOLIOS OF INVESTMENT Wilmington Short-Term Bond Fund (concluded)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$40	$—	$40

Collateralized Mortgage Obligations	—	1,447,550	—	1,447,550

Commercial Paper	—	5,393,550	—	5,393,550

Corporate Bonds	—	18,191,921	—	18,191,921

Government Agencies	—	1,491,616	—	1,491,616

Mortgage-Backed Securities	—	2,362,028	—	2,362,028

Municipal Bond	—	25,222	—	25,222

U.S. Treasury	—	21,057,113	—	21,057,113

Money Market Fund	4,083	—	—	4,083

Repurchase Agreements	—	1,045,315	—	1,045,315

Total	$4,083	$51,014,355	$—	$51,018,438

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2019, these liquid restricted securities amounted to $4,131,105 representing 8.23% of total net assets.

**	Represents less than 0.05%.

♦	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

BKNT	Bank Note

CMT	Constant Maturity Treasury

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

SOFRRATE	Secured Overnight Financing Rate

USD	United States Dollar

UST	U.S. Treasury

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

40

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
General Obligations	22.5%
Higher Education	13.5%
Airport	13.1%
Hospital	10.3%
Water	6.5%
Dedicated Tax	6.5%
Lease	6.2%
Transportation	5.7%
Power	2.4%
Student Loan	2.3%
School District	2.0%
Other Transportation	2.0%
Water & Sewer	1.9%
Utilities	1.1%
Appropriation	0.9%
Housing	0.7%
Education	0.5%
Cash Equivalents[1]	0.5%
Other Assets and Liabilities – Net[2]	1.4%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA / Aaa	6.7%
AA / Aa	40.5%
A / A	34.1%
BBB / Baa	16.8%
Not Rated	0.5%
Other Assets and Liabilities – Net[2]	1.4%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

MUNICIPAL BONDS – 98.1%

ALABAMA – 1.1%

HIGHER EDUCATION – 0.4%

University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	$1,000,000	$1,171,560

Description	Par Value	Value

WATER – 0.7%

Huntsville Water Revenue Warrants, AL, Revenue Bonds, 5.00%, 11/01/34	$1,840,000	$2,120,030

TOTAL ALABAMA		$3,291,590

ANNUAL REPORT / April 30, 2019

41	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

ARIZONA – 2.6%

DEDICATED TAX – 2.1%

Arizona Department of Transportation State Highway Fund Revenue, AZ, Refunding Revenue Bonds, (Sub-Series A), 5.00%, 7/01/23	$5,400,000	$5,954,688

EDUCATION – 0.5%

La Paz County Industrial Development Authority, AZ, Revenue Bonds, (Charter School Solutions - Harmony Public Schools Project), (Series A), 5.00%, 2/15/28	1,300,000	1,475,344

TOTAL ARIZONA		$7,430,032

CALIFORNIA – 6.7%

AIRPORT – 3.3%

Airport Commission City & County of San Francisco, San Francisco International Airport, CA, Current Refunding Revenue Bonds, (Special Facilities Lease SFO Fuel), 5.00%, 1/01/27	2,000,000	2,399,920

Los Angeles Department of Airports, CA, Current Refunding Revenue Bonds, (Series B), 5.00%, 5/15/27	5,000,000	6,129,800

Los Angeles Regional Airports Improvement Corp., CA, Refunding Revenue Bonds, (LAXFuel Corp. Los Angeles International), 5.00%, 1/01/22	970,000	1,049,326

TOTAL AIRPORT		$9,579,046

HIGHER EDUCATION – 1.5%

California Educational Facilities Authority, CA, Current Refunding Revenue Bonds, (Series A), 5.00%, 12/01/33	1,515,000	1,791,548

California Municipal Finance Authority, CA, Advance Refunding Revenue Bonds, (Series B), (Emerson College), 5.00%, 1/01/28	1,015,000	1,228,059

California Municipal Finance Authority, CA, Current Refunding Revenue Bonds, (California Lutheran University)

5.00%, 10/01/26	300,000	355,383

5.00%, 10/01/32	225,000	266,494

5.00%, 10/01/33	675,000	797,411

TOTAL HIGHER EDUCATION		$4,438,895

WATER & SEWER – 1.9%

City of San Francisco Public Utilities Commission Water Revenue, CA, Refunding Revenue Bonds, (Sub-Series C), (Water Revenue), 5.00%, 11/01/27	5,000,000	5,509,200

TOTAL CALIFORNIA		$19,527,141

COLORADO – 2.1%

AIRPORT – 2.1%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	5,000,000	6,034,100

TOTAL COLORADO		$6,034,100

Description	Par Value	Value

CONNECTICUT – 2.8%

HIGHER EDUCATION – 2.1%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Series R), Fairfield University, 5.00%, 7/01/31	$1,385,000	$1,632,333

Connecticut State Health & Educational Facilities Authority, CT, Revenue Bonds, (Series I-1), Sacred Heart University, 5.00%, 7/01/28	1,365,000	1,635,161

University of Connecticut, CT, Revenue Bonds, (Series A)

5.00%, 3/15/31	1,480,000	1,712,952

5.00%, 1/15/33	1,000,000	1,167,730

TOTAL HIGHER EDUCATION		$6,148,176

OTHER TRANSPORTATION – 0.7%

Connecticut Special Tax Revenue, CT, Revenue Bonds, (Series B), 5.00%, 10/01/25	1,750,000	2,045,855

TOTAL CONNECTICUT		$8,194,031

FLORIDA – 7.9%

AIRPORT – 3.0%

Broward County Airport System, FL, Refunding Revenue Bonds, (Series P-1), 5.00%, 10/01/23	4,000,000	4,428,080

Greater Orlando Aviation Authority, FL, Revenue Bonds, (Port, Airport & Marina Improvements), (Sub-Series A), 5.00%, 10/01/24	2,250,000	2,595,600

Miami-Dade County, FL, Seaport Department, Revenue Bonds, (Series B), 6.00%, 10/01/24	1,500,000	1,732,155

TOTAL AIRPORT		$8,755,835

GENERAL OBLIGATIONS – 1.6%

State of Florida State Board of Education, FL, GO Unlimited, Current Refunding, (Series B), (Capital Outlay), 5.00%, 6/01/23	4,000,000	4,530,960

HIGHER EDUCATION – 1.8%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)

5.00%, 4/01/28	750,000	902,595

5.00%, 4/01/30	750,000	886,530

5.00%, 4/01/31	750,000	879,607

5.00%, 4/01/33	750,000	872,085

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 3/01/28	1,600,000	1,857,984

TOTAL HIGHER EDUCATION		$5,398,801

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	42

Description	Par Value	Value

TRANSPORTATION – 0.4%

Miami-Dade County, FL, Transit System, Crossover Refunding Revenue Bonds, 5.00%, 7/01/27	$1,000,000	$1,233,780

WATER – 1.1%

Miami-Dade County, FL, Water & Sewer System Revenue, Advance Refunding Revenue Bonds, (Series B), 5.00%, 10/01/30	2,645,000	3,095,576

TOTAL FLORIDA		$23,014,952

GEORGIA – 2.3%

HIGHER EDUCATION – 0.6%

Bulloch County Development Authority, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), 5.00%, 7/01/31	1,575,000	1,858,815

LEASE – 1.7%

Gwinnett County Development Authority, GO, Certificate Participation Refunding Bonds, (Gwinnett County Public Schools Project), (NATL-RE), 5.25%, 1/01/22	4,370,000	4,777,153

TOTAL GEORGIA		$6,635,968

ILLINOIS – 14.0%

DEDICATED TAX – 1.1%

Regional Transportation Authority, IL, Revenue Bonds, (Series B)

5.00%, 6/01/33	1,450,000	1,706,693

5.00%, 6/01/34	1,235,000	1,448,791

TOTAL DEDICATED TAX		$3,155,484

GENERAL OBLIGATIONS – 10.5%

Chicago Park District, IL, GO, Unlimited Current Refunding, (Ad Valorem Property Tax), (Series D)

5.00%, 1/01/26	1,250,000	1,374,575

5.00%, 1/01/27	3,455,000	3,782,741

Cook County, IL, GO Unlimited, Current Refunding, (Series A), (AGM), 5.00%, 11/15/26	2,050,000	2,439,213

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Series C-Green Bond), (Water Utility & Sewer Improvements), 5.00%, 12/01/28	7,040,000	8,074,176

State of Illinois, IL, GO Unlimited, (Series D), 5.00%, 11/01/25	3,065,000	3,358,933

State of Illinois, IL, GO Unlimited, Public Improvements, (Series B), 5.00%, 12/01/25	7,935,000	8,703,108

State of Illinois, IL, GO Unlimited, Refunding Bonds, 5.00%, 8/01/25	2,500,000	2,633,125

TOTAL GENERAL OBLIGATIONS		$30,365,871

Description	Par Value	Value

POWER – 2.0%

Illinois Municipal Electric Agency, IL, Advance Refunding Revenue Bonds, (Series A),

5.00%, 2/01/23	$3,200,000	$3,546,112

5.00%, 2/01/25	2,000,000	2,319,260

TOTAL POWER		$5,865,372

SCHOOL DISTRICT – 0.4%

Kendall Kane & Will Counties Community Unit School District No 308, IL, GO Unlimited, Refunding Bonds, 5.50%, 2/01/22	1,100,000	1,199,297

TOTAL ILLINOIS		$40,586,024

INDIANA – 0.4%

POWER – 0.4%

Indiana Municipal Power Agency, IN, Revenue Bonds, (Series A), 5.00%, 1/01/31	1,000,000	1,212,330

TOTAL INDIANA		$1,212,330

KANSAS – 1.3%

OTHER TRANSPORTATION – 1.3%

State of Kansas Department of Transportation, KS, Revenue Bonds, (Series B)

5.00%, 9/01/30	1,900,000	2,227,446

5.00%, 9/01/33	1,220,000	1,422,252

TOTAL OTHER TRANSPORTATION		$3,649,698

TOTAL KANSAS		$3,649,698

KENTUCKY – 0.8%

LEASE – 0.8%

Kentucky State Property & Building Commission, KY, GO, Revenue Bonds, (Project No. 119), 5.00%, 5/01/25	2,000,000	2,309,560

TOTAL KENTUCKY		$2,309,560

MARYLAND – 2.4%

GENERAL OBLIGATIONS – 2.0%

State of Maryland Department of Transportation, MD, GO, Revenue Bonds, 5.00%, 9/01/23	5,250,000	5,991,090

HOSPITAL – 0.4%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Anne Arundel Health Systems), 5.00%, 7/01/22	1,000,000	1,098,170

TOTAL MARYLAND		$7,089,260

MASSACHUSETTS – 6.0%

AIRPORT – 0.6%

Massachusetts Port Authority, MA, Current Refunding Revenue Bonds, (Series A), 5.00%, 7/01/24	1,500,000	1,726,380

ANNUAL REPORT / April 30, 2019

43	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

HIGHER EDUCATION – 1.7%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Series A), (Emerson College), 5.00%, 1/01/32	$2,000,000	$2,333,520

Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Series L), (Simmons University)

5.00%, 10/01/30	1,180,000	1,406,100

5.00%, 10/01/31	1,000,000	1,181,460

TOTAL HIGHER EDUCATION		$4,921,080

HOSPITAL – 1.4%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Partners Healthcare System), 5.00%, 7/01/33	3,455,000	4,125,754

STUDENT LOAN – 2.3%

Massachusetts Educational Financing Authority, MA, Current Refunding Revenue Bonds, (Issue J), 5.00%, 7/01/22	3,805,000	4,150,304

Massachusetts Educational Financing Authority, MA, Revenue Bonds, (Issue K), (Series A), 5.00%, 7/01/25	2,200,000	2,541,660

TOTAL STUDENT LOAN		$6,691,964

TOTAL MASSACHUSETTS		$17,465,178

MICHIGAN – 8.0%

DEDICATED TAX – 2.1%

Michigan Finance Authority, MI, Revenue Bonds, Repayment of Bank Loan, (Series H-1), 5.00%, 10/01/25	5,215,000	5,995,790

HOSPITAL – 1.4%

Kalamazoo Hospital Finance Authority, MI, Advance Refunding Revenue Bonds, (Bronson Healthcare Group), 5.00%, 5/15/30	2,055,000	2,357,352

Michigan Finance Authority, MI, Advance Refunding Revenue Bonds, (Series A), (Beaumont Health Credit Group), 5.00%, 8/01/31	1,655,000	1,866,062

TOTAL HOSPITAL		$4,223,414

SCHOOL DISTRICT – 1.6%

Chippewa Valley Schools, MI, GO Unlimited, Current Refunding, (Series B), (Q-SBLF), 5.00%, 5/01/22	3,000,000	3,293,460

Grand Ledge Public Schools, MI, GO Unlimited, Current Refunding, (Q-SBLF), 5.00%, 5/01/22	1,195,000	1,311,166

TOTAL SCHOOL DISTRICT		$4,604,626

UTILITIES – 1.1%

Lansing Board of Water & Light, MI, Revenue Bonds, (Series A), 5.00%, 7/01/29	3,000,000	3,195,180

Description	Par Value	Value

WATER – 1.8%

Great Lakes Water Authority Sewage Disposal System Revenue, MI, Current Refunding Revenue Bonds, (Series B), 5.00%, 7/01/25	$1,500,000	$1,765,965

Great Lakes Water Authority Water Supply System Revenue, MI, Refunding Revenue Bonds, (Second Lien Bonds Series A), 5.00%, 7/01/25	1,500,000	1,765,965

Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Series C), (LOC Government Loan Program), 5.00%, 7/01/34	1,450,000	1,648,012

TOTAL WATER		$5,179,942

TOTAL MICHIGAN		$23,198,952

MISSOURI – 2.2%

HOSPITAL – 2.2%

Health & Educational Facilities Authority, MI, Current Refunding Revenue Bonds, (Saint Luke’s Health Systems, Inc.), 5.00%, 11/15/30	5,425,000	6,320,288

TOTAL MISSOURI		$6,320,288

NEW JERSEY – 6.8%

HIGHER EDUCATION – 2.0%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series A), (Rowan University Project), 5.00%, 7/01/28	1,030,000	1,186,756

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 7/01/27	2,000,000	2,314,320

New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Series B), (Montclair State University), 5.00%, 7/01/30	1,000,000	1,180,880

New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 7/01/31	1,000,000	1,184,240

TOTAL HIGHER EDUCATION		$5,866,196

LEASE – 3.3%

New Jersey Economic Development Authority, NJ, Advanced Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	6,805,000	7,611,460

New Jersey Sports & Exposition Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 9/01/24	1,685,000	1,877,882

TOTAL LEASE		$9,489,342

TRANSPORTATION – 1.5%

New Jersey State Turnpike Authority, NJ, Revenue Bonds, (Series A), (Highway Improvement), 5.00%, 1/01/27	1,645,000	1,895,024

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	44

Description	Par Value	Value
New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System), 5.00%, 12/15/28	$ 2,135,000	$2,485,140

TOTAL TRANSPORTATION		$4,380,164

TOTAL NEW JERSEY		$19,735,702

NEW YORK – 8.5%

AIRPORT – 1.0%

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series), 5.00%, 9/15/31	2,500,000	3,009,350

DEDICATED TAX – 0.4%

New York City Transitional Finance Authority Future Tax Secured Revenue, NY, Revenue Bonds, (Sub-Series A-1), 5.00%, 5/01/34	1,000,000	1,173,470

GENERAL OBLIGATIONS – 4.2%

Hempstead, NY, GO, Public Improvements, (Series A), 5.00%, 6/15/23	1,500,000	1,713,090

Nassau County, NY, GO Limited, Public Improvements, (Series A), (AGM), 5.00%, 4/01/33	2,395,000	2,870,096

New York City, NY, GO Unlimited, Advance Refunding, (Series C), 5.00%, 8/01/23	1,000,000	1,135,990
New York City, NY, GO Unlimited, Public Improvements, (Sub-Series G-1), 5.00%, 4/01/25	5,790,000	6,327,196

TOTAL GENERAL OBLIGATIONS		$12,046,372

HOUSING – 0.7%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), (UBF Faculty-Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	1,981,227

TRANSPORTATION – 2.2%

Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Series B), 5.00%, 11/15/26	5,635,000	6,279,306

TOTAL NEW YORK		$24,489,725

NORTH CAROLINA – 1.4%

APPROPRIATION – 0.9%

State of North Carolina, NC, Refunding Revenue Bonds, (Series B), 5.00%, 6/01/23	2,365,000	2,680,940

TRANSPORTATION – 0.5%

North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 1/01/32	1,250,000	1,506,425

TOTAL NORTH CAROLINA		$4,187,365

Description	Par Value	Value

OHIO – 1.1%

HOSPITAL – 1.1%

State of Ohio, OH, Refunding Revenue Bonds, (Cleveland Clinic Health Systems), 5.00%, 1/01/24	$ 2,715,000	$3,113,508

TOTAL OHIO		$3,113,508

PENNSYLVANIA – 6.1%

DEDICATED TAX – 0.8%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,337,040

HIGHER EDUCATION – 1.3%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,174,420

Pennsylvania Higher Educational Facilities Authority, PA, Advanced Refunding Revenue Bonds, (Series A), (University of Sciences, Philadelphia), 5.00%, 11/01/28	2,330,000	2,665,031

TOTAL HIGHER EDUCATION		$3,839,451

HOSPITAL – 0.7%

Allegheny County Hospital Development Authority, PA, Revenue Bonds, (Series A), (UPMC, OBG), 5.00%, 10/15/22	1,640,000	1,816,858

LEASE – 0.4%

Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 6/01/34	1,000,000	1,175,740

WATER – 2.9%

Commonwealth Financing Authority, PA, Revenue Bonds, (Series B), 5.00%, 6/01/27	1,500,000	1,629,975
Philadelphia Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	5,655,000	6,765,529

TOTAL WATER		$8,395,504

TOTAL PENNSYLVANIA		$17,564,593

TENNESSEE – 0.4%

GENERAL OBLIGATIONS – 0.4%

Sumner, TN, GO Unlimited, Public Improvements, 5.00%, 12/01/25	1,000,000	1,173,390

TOTAL TENNESSEE		$1,173,390

TEXAS – 9.4%

GENERAL OBLIGATIONS – 3.8%

Dallas, TX, GO, Refunding Revenue Notes, (Series A), 5.00%, 2/15/25	2,260,000	2,520,872

ANNUAL REPORT / April 30, 2019

45 PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

Prosper Independent School District, TX, GO Unlimited, School Building, (PSF-GTD), 5.00%, 2/15/26	$1,000,000	$1,198,900

State of Texas, TX, GO Unlimited, College Student Loan Bonds, 5.00%, 8/01/27	6,430,000	7,404,145

TOTAL GENERAL OBLIGATIONS		$11,123,917

HIGHER EDUCATION – 2.1%

Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools), (PSF-GTD)

5.00%, 8/15/29	1,000,000	1,232,020

5.00%, 8/15/27	1,000,000	1,221,860

Permanent University Fund - University of Texas System, TX, Refunding Revenue Notes, (Series A), 5.00%, 7/01/26	3,165,000	3,760,590

TOTAL HIGHER EDUCATION		$6,214,470

HOSPITAL – 2.4%

Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, (Methodist Hospital of Dallas, OBG), 5.00%, 10/01/25	6,110,000	6,907,049

TRANSPORTATION – 1.1%

Central Texas Regional Mobility Authority, TX, Revenue Bonds, (Senior Lien), 5.00%, 1/01/33	1,470,000	1,726,824
Central Texas Turnpike System, TX, Revenue Bonds, Repayment of Bank Loan, (Series C), 5.00%, 8/15/32	1,225,000	1,372,098

TOTAL TRANSPORTATION		$3,098,922

TOTAL TEXAS		$27,344,358

Description	Par Value	Value

UTAH – 2.3%

AIRPORT – 2.3%

Salt Lake City Corp., UT, Refunding Revenue Bonds, (Series A)

5.00%, 7/01/32	$3,000,000	$3,580,710

5.00%, 7/01/33	2,500,000	2,971,975

TOTAL AIRPORT		$6,552,685

TOTAL UTAH		$6,552,685

WASHINGTON – 1.5%

AIRPORT – 0.8%

Port of Seattle, WA, Refunding Revenue Bonds, (Series C), 5.00%, 4/01/26	2,000,000	2,294,240

HOSPITAL – 0.7%

Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, Overlake Hospital Medical Center, 5.00%, 7/01/33	1,750,000	2,049,582

TOTAL WASHINGTON		$4,343,822

TOTAL MUNICIPAL BONDS (COST $275,671,082)		$284,464,252

	Number of Shares

MONEY MARKET FUND – 0.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	1,317,473	$1,317,473

TOTAL MONEY MARKET FUND (COST $1,317,473)		$1,317,473

TOTAL INVESTMENTS – 98.6% (COST $276,988,555)		$285,781,725

OTHER ASSETS LESS LIABILITIES – 1.4%		4,068,615

TOTAL NET ASSETS – 100.0%		$289,850,340

Cost of investments for Federal income tax purposes is $276,988,555. The net unrealized appreciation/(depreciation) of investments was $8,793,170. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $8,896,630 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(103,460).

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (concluded)	46

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$284,464,252	$—	$284,464,252

Money Market Fund	1,317,473	—	—	1,317,473

Total	$1,317,473	$284,464,252	$—	$285,781,725

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM	Assured Guaranty Municipal
GO	General Obligation
LLC	Limited Liability Corporation
LOC	Line of Credit

NATL-RE	National Public Finance Guarantee Corporation
OBG	Obligation
PSF-GTD	Permanent School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
UPMC	University of Pittsburgh Medical Center

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

47

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2019, the Fund’s portfolio classifications were as follows (unaudited):

Percentage of
Total Net Assets
Dedicated Tax	30.5%
Higher Education	19.7%
General Obligations	13.4%
Airport	7.4%
Lease	6.6%
Medical	5.9%
Water & Sewer	5.2%
Student Housing	1.9%
Power	1.9%
Transportation	1.9%
Cash Equivalents[1]	4.4%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Percentage of
Credit Quality Diversification[3]	Total Net Assets
AAA / Aaa	2.3%
AA / Aa	63.2%
A / A	19.5%
BBB / Baa	9.4%
Not Rated	4.4%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

MUNICIPAL BONDS – 94.4%

NEW YORK – 94.4%

AIRPORT – 7.4%

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	$1,000,000	$1,217,960

Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (207th Series), 5.00%, 9/15/23	3,000,000	3,395,790

TOTAL AIRPORT		$4,613,750

DEDICATED TAX – 30.5%

Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 2/15/33	1,175,000	1,407,556

Description	Par Value	Value

New York City, NY, Transitional Finance Authority, Advance Refunding Revenue Bonds, (Sub-Series C), 5.00%, 11/01/30	$2,000,000	$2,426,560

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Current Refunding, Revenue Bonds, (Sub-Series A-1), 5.00%, 5/01/34	1,300,000	1,525,511

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Public Improvements, (Series B), 5.00%, 2/15/33	1,000,000	1,203,630

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, School Improvements, (Series C), 5.00%, 3/15/33	2,000,000	2,434,360

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)	48

Description	Par Value	Value

New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 3/15/32	$2,000,000	$2,382,400

New York State Urban Development Corp., NY, Refunding Revenue Bonds, (Series D), 5.00%, 3/15/23	2,000,000	2,256,520

Sales Tax Asset Receivable Corp., NY, Current Refunding Revenue Bonds, (Series A)

5.00%, 10/15/26	3,000,000	3,529,920
5.00%, 10/15/31	1,500,000	1,740,930

TOTAL DEDICATED TAX		$18,907,387

GENERAL OBLIGATIONS – 13.4%

Monroe County, NY, GO, Public Improvements, AD Valorem Property Tax, (AGM), 5.00%, 6/01/22	2,070,000	2,284,473

Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM-TCRS), 5.00%, 4/01/26	1,000,000	1,207,160

New York City, NY, GO Unlimited, Advance Refunding, AD Valorem Property Tax, (Series A), 5.00%, 8/01/21	1,000,000	1,074,830

New York City, NY, GO Unlimited, Advance Refunding, AD Valorem Property Tax, (Series C), 5.00%, 8/01/23	2,000,000	2,271,980

Town of Islip, NY, GO, Public Improvements, AD Valorem Property Tax, (Series A), 5.00%, 5/15/23	1,280,000	1,462,208

TOTAL GENERAL OBLIGATIONS		$8,300,651

HIGHER EDUCATION – 19.7%

City of Albany Capital Resource Corp., NY, Refunding Revenue Bonds, Albany Law School of Union University

4.00%, 7/01/22	600,000	629,748

4.00%, 7/01/23	725,000	770,189

4.00%, 7/01/25	865,000	933,326

4.00%, 7/01/26	800,000	868,760

5.00%, 7/01/29	1,195,000	1,381,934

Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, The Culinary Institute of America, 5.00%, 7/01/32	1,040,000	1,223,685

Monroe County Industrial Development Corp., NY, University of Rochester Project, Advance Refunding Revenue Bonds, University & College Improvements, (Series B), 5.00%, 7/01/23	1,000,000	1,137,850

New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, The Juilliard School, (Series A), 5.00%, 1/01/33	1,025,000	1,271,359

New York State Dormitory Authority, NY, New York University, Advance Refunding Revenue Bonds, University & College Improvements, (Series A), 5.00%, 7/01/22	1,890,000	2,092,778

Description	Par Value	Value

New York State Dormitory Authority, NY, Refunding Revenue Notes, 3rd General Resolution, (Series E), 5.00%, 5/15/27	$1,740,000	$1,903,125

TOTAL HIGHER EDUCATION		$12,212,754

LEASE – 6.6%

Erie County, NY, IDA, Advance Refunding Revenue Bonds, City School District of the City of Buffalo Project, (State Aid Withholding), 5.00%, 5/01/30	2,000,000	2,414,720
Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, (Series B), (State Aid Withholding), 5.00%, 5/01/32	1,435,000	1,698,982

TOTAL LEASE		$4,113,702

MEDICAL – 5.9%

New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 7/01/27	2,000,000	2,303,980

New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, North Shore-Long Island Jewish Obligated Group, (Series A), 5.00%, 5/01/24	1,160,000	1,338,965

TOTAL MEDICAL		$3,642,945

POWER – 1.9%

Long Island Power Authority, NY, Electric System Improvements, Revenue Bonds, (Series B), 5.00%, 9/01/25	1,000,000	1,193,940

STUDENT HOUSING – 1.9%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, UBF Facility Student Housing Corp., (AGM), 5.00%, 10/01/31	1,000,000	1,199,180

TRANSPORTATION – 1.9%

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	1,000,000	1,158,400

WATER & SEWER – 5.2%

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, (Series EE), 5.00%, 6/15/28	1,595,000	1,845,654

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series HH), 5.00%, 6/15/28	1,150,000	1,363,739

TOTAL WATER & SEWER		$3,209,393

TOTAL NEW YORK		$58,552,102

TOTAL MUNICIPAL BONDS (COST $57,264,426)		$58,552,102

ANNUAL REPORT / April 30, 2019

49 PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (concluded)

Description	Number of Shares	Value

MONEY MARKET FUND – 4.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.33%^	2,711,689	$2,711,689

TOTAL MONEY MARKET FUND (COST $2,711,689)		$2,711,689

Description	Value

TOTAL INVESTMENTS – 98.8% (COST $59,976,115)	$61,263,791

OTHER ASSETS LESS LIABILITIES – 1.2%	745,670

TOTAL NET ASSETS – 100.0%	$62,009,461

Cost of investments for Federal income tax purposes is $60,011,584. The net unrealized appreciation/(depreciation) of investments was $1,252,207. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,259,519 and net unrealized depreciation from investments for those securities having an excess of cost over value of $(7,312).

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$58,552,102	$—	$58,552,102

Money Market Fund	2,711,689	—	—	2,711,689

Total	$2,711,689	$58,552,102	$—	$61,263,791

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM	Assured Guaranty Municipal
BAM-TCRS	Build America Mutual-Tax Credit Reporting Service
GO	General Obligation
IDA	Industrial Development Authority/Agency

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	50

April 30, 2019	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund
ASSETS:
Investments, at identified cost	$557,246,624		$77,846,809		$50,893,027

Investments in securities, at value (Including $7,158,687, $300,790, and $1,010,958 of securities on loan, respectively) (Note 2)	$558,816,822		$78,217,748		$51,018,438
Income receivable	3,414,652		563,883		267,433
Due from advisor	—		5,450		9,704
Receivable for shares sold	1,466,236		90,617		93,418
Receivable for investments sold	—		—		70
Prepaid assets	25,092		21,296		20,116

TOTAL ASSETS	563,722,802		78,898,994		51,409,179

LIABILITIES:
Payable for investments purchased	7,047,563		—		—
Collateral for securities on loan	7,363,944		313,682		1,045,315
Income distribution payable	1,204,572		148,660		83,834
Payable for shares redeemed	176,974		107,670		2,522
Payable for Trustees’ fees	5,559		5,559		5,559
Payable for administrative personnel and services fees	14,236		2,030		1,303
Payable for distribution services fees	736		362		1,133
Payable for shareholder services fees	294		145		—
Payable for investment advisory fees	151,600		—		—
Other accrued expenses	164,008		86,820		79,410

TOTAL LIABILITIES	16,129,486		664,928		1,219,076

NET ASSETS	$547,593,316		$78,234,066		$50,190,103

NET ASSETS CONSIST OF:
Paid-in capital	$548,590,259		$77,997,810		$51,519,414
Distributable earnings (loss)	(996,943)		236,256		(1,329,311)

TOTAL NET ASSETS	$547,593,316		$78,234,066		$50,190,103

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$3,501,101		$1,763,013		$5,494,534

Shares outstanding (unlimited shares authorized)	360,394		179,784		552,333

Net Asset Value per share	$9.71		$9.81		$9.95

Offering price per share*	$10.17	**	$10.27	**	$10.13	***

Class I
Net Assets	$544,092,215		$76,471,053		$44,695,569

Shares outstanding (unlimited shares authorized)	56,964,273		7,793,006		4,492,265

Net Asset Value per share	$9.55		$9.81		$9.95

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share: 100/95.50 of net asset value.

***	Computation of offering price per share: 100/98.25 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

51	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Wilmington	Wilmington
	Municipal	New York
	Bond	Municipal Bond
April 30, 2019	Fund	Fund
ASSETS:
Investments, at identified cost	$276,988,555	$59,976,115

Investments in securities, at value	$285,781,725	$61,263,791
Income receivable	3,983,586	765,266
Due from advisor	—	3,659
Receivable for shares sold	909,629	134,823
Prepaid assets	25,786	14,526

TOTAL ASSETS	290,700,726	62,182,065
LIABILITIES:
Income distribution payable	537,419	86,074
Payable for shares redeemed	119,842	503
Payable for Trustees’ fees	5,559	5,559
Payable for administrative personnel and services fees	7,599	1,599
Payable for distribution services fees	5,843	1,772
Payable for investment advisory fees	68,066	—
Other accrued expenses	106,058	77,097

TOTAL LIABILITIES	850,386	172,604

NET ASSETS	$289,850,340	$62,009,461
NET ASSETS CONSIST OF:
Paid-in capital	$282,845,078	$60,888,602
Distributable earnings (loss)	7,005,262	1,120,859

TOTAL NET ASSETS	$289,850,340	$62,009,461
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$29,050,026	$8,630,192

Shares outstanding (unlimited shares authorized)	2,196,939	827,646

Net Asset Value per share	$13.22	$10.43

Offering price per share*	$13.84 **	$10.92 **

Class I
Net Assets	$260,800,314	$53,379,269

Shares outstanding (unlimited shares authorized)	19,715,567	5,115,821

Net Asset Value per share	$13.23	$10.43

*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	52

	Wilmington	Wilmington	Wilmington
	Broad Market	Intermediate-Term	Short-Term
Year Ended April 30, 2019	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$98,726	$11,143	$2,285
Interest	15,625,281	2,195,811	1,202,973
Securities lending income	25,354	3,870	5,140

TOTAL INVESTMENT INCOME	15,749,361	2,210,824	1,210,398
EXPENSES:
Investment advisory fees	2,351,740	361,220	203,154
Administrative personnel and services fees	171,330	26,338	16,662
Portfolio accounting and administration fees	131,022	47,104	37,374
Transfer and dividend disbursing agent fees and expenses	85,469	3,142	3,692
Trustees’ fees	64,426	64,419	64,419
Professional fees	84,183	80,129	78,180
Distribution services fee—Class A	9,670	4,533	14,381
Shareholder services fee—Class A	9,670	4,533	14,381
Shareholder services fee— Class I	1,296,846	196,144	112,590
Share registration costs	36,666	33,860	32,895
Printing and postage	19,603	4,049	4,748
Custodian fees	15,012	6,870	3,048
Miscellaneous	78,813	31,078	22,525

TOTAL EXPENSES	4,354,450	863,419	608,049
WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(477,487)	(264,881)	(222,911)
Waiver of shareholder services fee—Class A	(6,241)	(3,533)	(14,381)
Waiver of shareholder services fee—Class I	(1,296,846)	(196,144)	(112,590)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,780,574)	(464,558)	(349,882)
Net expenses	2,573,876	398,861	258,167

Net investment income	13,175,485	1,811,963	952,231

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(210,718)	(117,168)	(38,585)
Net change in unrealized appreciation (depreciation) of investments	12,270,089	1,969,325	597,429

Net realized and unrealized gain (loss) on investments	12,059,371	1,852,157	558,844

Change in net assets resulting from operations	$25,234,856	$3,664,120	$1,511,075

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

53	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2019	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$119,259	$47,194
Interest	7,788,452	1,506,403

TOTAL INVESTMENT INCOME	7,907,711	1,553,597

EXPENSES:
Investment advisory fees	1,304,137	299,274
Administrative personnel and services fees	95,055	21,833
Portfolio accounting and administration fees	86,092	37,978
Transfer and dividend disbursing agent fees and expenses	16,542	11,047
Trustees’ fees	64,427	64,427
Professional fees	77,472	74,803
Distribution services fee—Class A	70,815	30,529
Shareholder services fee—Class A	70,815	30,529
Shareholder services fee— Class I	653,702	135,733
Share registration costs	37,359	13,376
Printing and postage	7,357	5,474
Custodian fees	5,050	1,125
Miscellaneous	51,540	30,289

TOTAL EXPENSES	2,540,363	756,417

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(324,975)	(173,896)
Waiver of shareholder services fee—Class A	(70,815)	(30,529)
Waiver of shareholder services fee—Class I	(653,702)	(135,733)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,049,492)	(340,158)

Net expenses	1,490,871	416,259

Net investment income	6,416,840	1,137,338

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,107,171)	(111,847)
Net change in unrealized appreciation (depreciation) of investments	10,793,163	2,335,071

Net realized and unrealized gain (loss) on investments	9,685,992	2,223,224

Change in net assets resulting from operations	$16,102,832	$3,360,562

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	54

	Wilmington		Wilmington
	Broad Market Bond Fund		Intermediate-Term Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2019	2018	2019	2018
OPERATIONS:
Net investment income	$13,175,485	$10,978,112	$1,811,963	$1,862,781
Net realized gain (loss) on investments	(210,718)	175,633	(117,168)	230,533
Net change in unrealized appreciation (depreciation) of investments	12,270,089	(13,772,908)	1,969,325	(2,489,840)

Change in net assets resulting from operations	25,234,856	(2,619,163)	3,664,120	(396,526)

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class A	(87,962)	(86,221)	(36,299)	(46,350)
Class I	(13,596,859)	(11,604,433)	(1,809,742)	(2,057,688)

Total distributions to shareholders	(13,684,821)	(11,690,654)	(1,846,041)	(2,104,038)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	15,826	26,255	359	3,512
Class I	111,038,909	123,823,977	12,729,774	22,853,505
Distributions reinvested
Class A	69,504	68,328	28,655	37,201
Class I	8,173,357	6,925,421	616,863	798,968
Cost of shares redeemed
Class A	(731,398)	(405,179)	(219,873)	(828,533)
Class I	(93,536,419)	(112,802,914)	(20,953,089)	(66,019,261)

Change in net assets resulting from share transactions	25,029,779	17,635,888	(7,797,311)	(43,154,608)

Change in net assets	36,579,814	3,326,071	(5,979,232)	(45,655,172)
NET ASSETS:
Beginning of year	511,013,502	507,687,431	84,213,298	129,868,470

End of year	$547,593,316	$511,013,502 (b)	$78,234,066	$84,213,298 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,685	2,723	37	356
Class I	11,871,262	12,923,853	1,322,236	2,336,918
Distributions reinvested
Class A	7,288	7,009	2,972	3,792
Class I	871,124	722,909	63,957	81,408
Shares redeemed
Class A	(76,924)	(41,597)	(22,837)	(84,494)
Class I	(9,994,150)	(11,735,987)	(2,178,321)	(6,691,958)

Net change in shares outstanding	2,680,285	1,878,910	(811,956)	(4,353,978)

(a)	During the year ended April 30, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Funds had the following distributions:

	Wilmington Broad Market Bond Fund	Wilmington Intermediate-Term Bond Fund

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(86,221)	$(40,394)
Class I	(11,604,433)	(1,824,838)
Distributions from net realized gain on investments
Class A	—	(5,956)
Class I	—	(232,850)

Total distributions to shareholders	$(11,690,654)	$(2,104,038)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $14,868 and $1,178, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

55	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington Short-Term Bond Fund		Wilmington Municipal Bond Fund

	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$952,231	$917,427	$6,416,840	$5,652,678
Net realized gain (loss) on investments	(38,585)	(144,918)	(1,107,171)	2,469,760
Net change in unrealized appreciation (depreciation) of investments	597,429	(647,355)	10,793,163	(8,301,500)

Change in net assets resulting from operations	1,511,075	125,154	16,102,832	(179,062)

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class A	(99,944)	(86,368)	(563,006)	(778,873)
Class I	(895,616)	(934,204)	(5,853,785)	(7,172,668)

Total distributions to shareholders	(995,560)	(1,020,572)	(6,416,791)	(7,951,541)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	74,892	140,002	1,699,985	211,194
Class I	5,708,451	9,622,841	63,656,782	60,767,426
Distributions reinvested
Class A	58,683	55,187	388,942	568,746
Class I	670,649	679,152	1,213,440	2,872,039
Cost of shares redeemed
Class A	(669,577)	(760,111)	(3,105,599)	(2,780,928)
Class I	(8,450,775)	(27,893,172)	(72,732,636)	(60,240,237)

Change in net assets resulting from share transactions	(2,607,677)	(18,156,101)	(8,879,086)	1,398,240

Change in net assets	(2,092,162)	(19,051,519)	806,955	(6,732,363)
NET ASSETS:
Beginning of year	52,282,265	71,333,784	289,043,385	295,775,748

End of year	$50,190,103	$52,282,265 (b)	$289,850,340	$289,043,385 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	7,559	14,071	130,470	15,956
Class I	578,127	967,243	4,924,521	4,629,922
Distributions reinvested
Class A	5,942	5,552	30,050	43,335
Class I	67,894	68,301	93,733	218,695
Shares redeemed
Class A	(67,813)	(76,385)	(240,855)	(213,100)
Class I	(856,513)	(2,807,714)	(5,629,723)	(4,587,719)

Net change in shares outstanding	(264,804)	(1,828,932)	(691,804)	107,089

(a)	During the year ended April 30, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Funds had the following distributions:

	Wilmington Short-Term Bond Fund	Wilmington Municipal Bond Fund

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(86,368)	$(532,549)
Class I	(934,204)	(5,119,823)
Distributions from net realized gain on investments
Class A	—	(246,324)
Class I	—	(2,052,845)

Total distributions to shareholders	$(1,020,572)	$(7,951,541)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $6,699 and $(1,555), respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	56

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$1,137,338	$1,293,316
Net realized gain (loss) on investments	(111,847)	1,340,727
Net change in unrealized appreciation (depreciation) of investments	2,335,071	(2,892,970)

Change in net assets resulting from operations	3,360,562	(258,927)

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Class A	(299,755)	(463,153)
Class I	(1,557,516)	(2,009,152)

Total distributions to shareholders	(1,857,271)	(2,472,305)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	9,751	225,092
Class I	9,899,212	10,139,776
Distributions reinvested
Class A	214,690	305,080
Class I	1,113,821	1,344,922
Cost of shares redeemed
Class A	(6,678,046)	(2,665,312)
Class I	(15,542,310)	(20,674,090)

Change in net assets resulting from share transactions	(10,982,882)	(11,324,532)

Change in net assets	(9,479,591)	(14,055,764)
NET ASSETS:
Beginning of year	71,489,052	85,544,816

End of year	$62,009,461	$71,489,052 (b)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	951	21,343
Class I	963,442	962,120
Distributions reinvested
Class A	21,050	29,127
Class I	109,095	128,330
Shares redeemed
Class A	(654,431)	(252,490)
Class I	(1,516,450)	(1,964,972)

Net change in shares outstanding	(1,076,343)	(1,076,542)

(a)	During the year ended April 30, 2019, the Fund adopted the SEC’s Disclosure Update and Simplification. Please see Note 8 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Fund had the following distributions:

Wilmington New York Municipal Bond Fund

Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A	$(229,001)
Class I	(1,064,406)
Distributions from net realized gain on investments
Class A	(234,152)
Class I	(944,746)

Total distributions to shareholders	$(2,472,305)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $(60).

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

57	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.51	$9.78	$9.94	$9.95	$9.80
Income (Loss) From Operations:
Net Investment Income(a)	0.21	0.18	0.16	0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.26)	(0.14)	0.02	0.19
Total Income (Loss) From Operations	0.42	(0.08)	0.02	0.20	0.36
Less Distributions From:
Net Investment Income	(0.22)	(0.19)	(0.18)	(0.20)	(0.19)
Net Realized Gains	—	—	—	(0.01)	(0.02)
Total Distributions	(0.22)	(0.19)	(0.18)	(0.21)	(0.21)
Net Asset Value, End of Year	$9.71	$9.51	$9.78	$9.94	$9.95

Total Return(b)	4.45%	(0.81)%	0.22%	2.03%	3.69%
Net Assets, End of Year (000’s)	$3,501	$4,074	$4,503	$5,206	$5,726
Ratios to Average Net Assets
Gross Expense	1.08%	1.09%	1.09%	1.10%	1.12%
Net Expenses(c)	0.83%	0.87%	0.89%	0.88%	0.94%
Net Investment Income	2.18%	1.82%	1.62%	1.85%	1.74%
Portfolio Turnover Rate	36%	34%	32%	44%	45%

CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.35	$9.62	$9.78	$9.79	$9.63
Income (Loss) From Operations:
Net Investment Income(a)	0.24	0.21	0.19	0.21	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.26)	(0.14)	0.02	0.20
Total Income (Loss) From Operations	0.45	(0.05)	0.05	0.23	0.40
Less Distributions From:
Net Investment Income	(0.25)	(0.22)	(0.21)	(0.23)	(0.22)
Net Realized Gains	—	—	—	(0.01)	(0.02)
Total Distributions	(0.25)	(0.22)	(0.21)	(0.24)	(0.24)
Net Asset Value, End of Year	$9.55	$9.35	$9.62	$9.78	$9.79

Total Return(b)	4.84%	(0.52)%	0.54%	2.38%	4.19%
Net Assets, End of Year (000’s)	$544,092	$506,940	$503,184	$409,975	$413,310
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.84%	0.85%	0.88%
Net Expenses(c)	0.49%	0.53%	0.55%	0.55%	0.60%
Net Investment Income	2.52%	2.18%	1.96%	2.15%	2.07%
Portfolio Turnover Rate	36%	34%	32%	44%	45%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	58

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.58	$9.88	$10.01	$10.02	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.16	0.13	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.23	(0.27)	(0.12)	0.03	0.09
Total Income (Loss) From Operations	0.42	(0.11)	0.01	0.16	0.22
Less Distributions From:
Net Investment Income	(0.19)	(0.16)	(0.13)	(0.13)	(0.13)
Net Realized Gains	0.00 (b)	(0.03)	(0.01)	(0.04)	(0.17)
Total Distributions	(0.19)	(0.19)	(0.14)	(0.17)	(0.30)
Net Asset Value, End of Year	$9.81	$9.58	$9.88	$10.01	$10.02

Total Return(c)	4.47%	(1.14)%	0.16%	1.62%	2.14%
Net Assets, End of Year (000’s)	$1,763	$1,912	$2,765	$3,509	$4,389
Ratios to Average Net Assets
Gross Expense	1.32%	1.26%	1.18%	1.18%	1.15%
Net Expenses(d)	0.80%	0.83%	0.86%	0.85%	0.89%
Net Investment Income	1.96%	1.65%	1.32%	1.34%	1.25%
Portfolio Turnover Rate	25%	30%	39%	32%	45%
CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.59	$9.88	$10.02	$10.03	$10.10
Income (Loss) From Operations:
Net Investment Income(a)	0.22	0.19	0.17	0.17	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(0.26)	(0.13)	0.03	0.10
Total Income (Loss) From Operations	0.44	(0.07)	0.04	0.20	0.26
Less Distributions From:
Net Investment Income	(0.22)	(0.19)	(0.17)	(0.17)	(0.16)
Net Realized Gains	0.00 (b)	(0.03)	(0.01)	(0.04)	(0.17)
Total Distributions	(0.22)	(0.22)	(0.18)	(0.21)	(0.33)
Net Asset Value, End of Year	$9.81	$9.59	$9.88	$10.02	$10.03

Total Return(c)	4.68%	(0.72)%	0.40%	1.94%	2.57%
Net Assets, End of Year (000’s)	$76,471	$82,301	$127,103	$120,406	$126,574
Ratios to Average Net Assets
Gross Expense	1.07%	1.01%	0.93%	0.93%	0.93%
Net Expenses(d)	0.49%	0.52%	0.53%	0.53%	0.57%
Net Investment Income	2.26%	1.96%	1.66%	1.66%	1.57%
Portfolio Turnover Rate	25%	30%	39%	32%	45%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

59	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.85	$9.99	$10.07	$10.10	$10.23
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.12	0.10	0.07	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.12)	(0.06)	0.02	(0.02)
Total Income (Loss) From Operations	0.27	0.00 (b)	0.04	0.09	0.05
Less Distributions From:
Net Investment Income	(0.17)	(0.14)	(0.12)	(0.10)	(0.06)
Net Realized Gains	—	—	—	(0.02)	(0.12)
Total Distributions	(0.17)	(0.14)	(0.12)	(0.12)	(0.18)
Net Asset Value, End of Year	$9.95	$9.85	$9.99	$10.07	$10.10

Total Return(c)	2.79%	(0.03)%	0.43%	0.87%	0.51%
Net Assets, End of Year (000’s)	$5,494	$5,973	$6,628	$7,796	$10,495
Ratios to Average Net Assets
Gross Expense	1.42%	1.37%	1.23%	1.11%	1.17%
Net Expenses(d)	0.73%	0.73%	0.73%	0.73%	0.78%
Net Investment Income	1.65%	1.22%	0.96%	0.71%	0.71%
Portfolio Turnover Rate	67%	42%	72%	104%	138%
CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$9.85	$9.99	$10.07	$10.10	$10.23
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.15	0.12	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.13)	(0.05)	0.01	0.00 (b)
Total Income (Loss) From Operations	0.30	0.02	0.07	0.11	0.08
Less Distributions From:
Net Investment Income	(0.20)	(0.16)	(0.15)	(0.12)	(0.09)
Net Realized Gains	—	—	—	(0.02)	(0.12)
Total Distributions	(0.20)	(0.16)	(0.15)	(0.14)	(0.21)
Net Asset Value, End of Year	$9.95	$9.85	$9.99	$10.07	$10.10

Total Return(c)	3.04%	0.22%	0.68%	1.12%	0.76%
Net Assets, End of Year (000’s)	$44,696	$46,309	$64,706	$160,541	$166,939
Ratios to Average Net Assets
Gross Expense	1.17%	1.11%	0.98%	0.86%	0.96%
Net Expenses(d)	0.48%	0.48%	0.48%	0.48%	0.56%
Net Investment Income	1.90%	1.46%	1.19%	0.97%	0.81%
Portfolio Turnover Rate	67%	42%	72%	104%	138%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Represents less than $0.005.
(c)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	60

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$12.78	$13.14	$13.54	$13.41	$13.40
Income (Loss) From Operations:
Net Investment Income(a)	0.26	0.22	0.22	0.23	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.26)	(0.31)	0.37	0.13
Total Income (Loss) From Operations	0.70	(0.04)	(0.09)	0.60	0.38
Less Distributions From:
Net Investment Income	(0.26)	(0.22)	(0.22)	(0.23)	(0.25)
Net Realized Gains	—	(0.10)	(0.09)	(0.24)	(0.12)
Total Distributions	(0.26)	(0.32)	(0.31)	(0.47)	(0.37)
Net Asset Value, End of Year	$13.22	$12.78	$13.14	$13.54	$13.41

Total Return(b)	5.52%	(0.29)%	(0.65)%	4.55%	2.83%
Net Assets, End of Year (000’s)	$29,050	$29,109	$31,951	$38,182	$41,607
Ratios to Average Net Assets
Gross Expense	1.10%	1.10%	1.09%	1.09%	1.12%
Net Expenses(c)	0.74%	0.74%	0.74%	0.74%	0.79%
Net Investment Income	1.99%	1.70%	1.62%	1.69%	1.84%
Portfolio Turnover Rate	83%	79%	40%	32%	50%
CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$12.79	$13.15	$13.55	$13.42	$13.40
Income (Loss) From Operations:
Net Investment Income(a)	0.29	0.26	0.25	0.26	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.44	(0.26)	(0.31)	0.37	0.15
Total Income (Loss) From Operations	0.73	0.00 (d)	(0.06)	0.63	0.43
Less Distributions From:
Net Investment Income	(0.29)	(0.26)	(0.25)	(0.26)	(0.29)
Net Realized Gains	—	(0.10)	(0.09)	(0.24)	(0.12)
Total Distributions	(0.29)	(0.36)	(0.34)	(0.50)	(0.41)
Net Asset Value, End of Year	$13.23	$12.79	$13.15	$13.55	$13.42

Total Return(b)	5.78%	(0.03)%	(0.39)%	4.81%	3.17%
Net Assets, End of Year (000’s)	$260,800	$259,934	$263,825	$267,864	$259,904
Ratios to Average Net Assets
Gross Expense	0.85%	0.85%	0.84%	0.84%	0.88%
Net Expenses(c)	0.49%	0.49%	0.49%	0.49%	0.55%
Net Investment Income	2.24%	1.95%	1.87%	1.94%	2.11%
Portfolio Turnover Rate	83%	79%	40%	32%	50%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(d)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

61	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

CLASS A	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.18	$10.56	$10.91	$10.66	$10.56
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.15	0.16	0.19	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.36	(0.22)	(0.25)	0.27	0.10
Total Income (Loss) From Operations	0.51	(0.07)	(0.09)	0.46	0.31
Less Distributions From:
Net Investment Income	(0.15)	(0.15)	(0.16)	(0.19)	(0.21)
Net Realized Gains	(0.11)	(0.16)	(0.10)	(0.02)	—
Total Distributions	(0.26)	(0.31)	(0.26)	(0.21)	(0.21)
Net Asset Value, End of Year	$10.43	$10.18	$10.56	$10.91	$10.66

Total Return(b)	5.16%	(0.75)%	(0.81)%	4.32%	2.91%
Net Assets, End of Year (000’s)	$8,630	$14,863	$17,554	$20,197	$22,691
Ratios to Average Net Assets
Gross Expense	1.33%	1.28%	1.24%	1.22%	1.22%
Net Expenses(c)	0.83%	0.84%	0.84%	0.84%	0.84%
Net Investment Income	1.50%	1.43%	1.50%	1.76%	1.93%
Portfolio Turnover Rate	45%	64%	32%	24%	31%
CLASS I	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$10.19	$10.57	$10.92	$10.67	$10.57
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.18	0.19	0.22	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.35	(0.22)	(0.25)	0.27	0.10
Total Income (Loss) From Operations	0.53	(0.04)	(0.06)	0.49	0.33
Less Distributions From:
Net Investment Income	(0.18)	(0.18)	(0.19)	(0.22)	(0.23)
Net Realized Gains	(0.11)	(0.16)	(0.10)	(0.02)	—
Total Distributions	(0.29)	(0.34)	(0.29)	(0.24)	(0.23)
Net Asset Value, End of Year	$10.43	$10.19	$10.57	$10.92	$10.67

Total Return(b)	5.32%	(0.50)%	(0.55)%	4.58%	3.17%
Net Assets, End of Year (000’s)	$53,379	$56,626	$67,991	$63,704	$63,702
Ratios to Average Net Assets
Gross Expense	1.09%	1.03%	0.99%	0.98%	0.97%
Net Expenses(c)	0.58%	0.59%	0.59%	0.59%	0.59%
Net Investment Income	1.76%	1.68%	1.75%	2.01%	2.18%
Portfolio Turnover Rate	45%	64%	32%	24%	31%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	62

Wilmington Funds

April 30, 2019

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Broad Market Bond Fund”)(d)

Wilmington Intermediate-Term Bond Fund	The Fund seeks to provide current income and secondarily, capital growth.
(“Intermediate-Term Bond Fund”)(d)

Wilmington Short-Term Bond Fund	The Fund seeks to provide current income.
(“Short-Term Bond Fund”)(d)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d) Diversified

(n) Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; how-ever, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•investments in open-end regulated investment companies are valued at net asset value (“NAV”);

•for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2019

63	NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Broad Market Bond Fund
BNP Paribas SA	$359,804	$359,804	$—	$—
Citigroup Global Markets Ltd.	1,400,828	1,400,828	—	—
Daiwa Capital Markets America	1,400,828	1,400,828	—	—
HSBC Securities USA, Inc.	1,400,828	1,400,828	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,400,828	1,400,828	—	—
Morgan Stanley & Co.	1,400,828	1,400,828	—	—

	$7,363,944	$7,363,944	$—	$—

Intermediate-Term Bond Fund
BNP Paribas SA	15,652	15,652	—	—
Citigroup Global Markets Ltd.	59,606	59,606	—	—
Daiwa Capital Markets America	59,606	59,606	—	—
HSBC Securities USA, Inc.	59,606	59,606	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	59,606	59,606	—	—
Morgan Stanley & Co.	59,606	59,606	—	—

	$313,682	$313,682	$—	$—

Short-Term Bond Fund
BNP Paribas SA	51,460	51,460	—	—
Citigroup Global Markets Ltd.	198,771	198,771	—	—
Daiwa Capital Markets America	198,771	198,771	—	—
HSBC Securities USA, Inc.	198,771	198,771	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	198,771	198,771	—	—
RBC Dominion Securities, Inc.	198,771	198,771	—	—

	$1,045,315	$1,045,315	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net amount represents the net amount receivable due from the counterparty in the event of default.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2019, the Funds did not incur any interest or penalties.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Dollar Roll Transactions – The Intermediate-Term Bond Fund and Broad Market Bond Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchases and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2019.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

ANNUAL REPORT / April 30, 2019

65	NOTES TO FINANCIAL STATEMENTS (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2019, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)

Broad Market Bond Fund	$7,158,687	$7,158,687	$—

Intermediate-Term Bond Fund	300,790	300,790	—

Short-Term Bond Fund	1,010,958	1,010,958	—

(1) Collateral with a value of $7,363,944, $313,682 and $1,045,315, respectively, has been received in connection with securities lending transactions.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

As of April 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2018, 2017 and 2016, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2019 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2018 Tax Exempt Income	Long-Term Capital Gains

Broad Market Bond Fund	$13,684,821	$—	$—	$11,690,654	$—	$—

Intermediate-Term Bond Fund	1,814,403	—	31,638	1,865,232	—	238,806

Short-Term Bond Fund	995,560	—	—	1,020,572	—	—

Municipal Bond Fund	105,114	6,311,677	—	72,377	5,581,748	2,297,416

New York Municipal Bond Fund	40,199	1,097,326	719,746	86,820	1,270,962	1,114,523

    * For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
Broad Market
Bond Fund	$1,229,259	$—	$—	$(1,204,572)	$1,570,198	$(2,591,828)	$—

Intermediate-Term
Bond Fund	149,204	—	—	(148,660)	354,686	(118,974)	—

Short-Term
Bond Fund	88,521	—	—	(83,834)	122,323	(1,456,321)	—

Municipal Bond
Fund	—	535,913	—	(537,419)	8,793,170	(1,786,402)	—

New York Municipal
Bond Fund	—	85,827	—	(86,077)	1,252,207	(131,098)	—

At April 30, 2019, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Broad Market Bond Fund	$740,581	$1,851,247	$2,591,828

Intermediate-Term Bond Fund	6,390	112,584	118,974

Short-Term Bond Fund	595,448	860,873	1,456,321

Municipal Bond Fund	1,786,402	—	1,786,402

New York Municipal Bond

Fund	125,109	5,989	131,098

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	66

The following Fund utilized capital loss carryforwards during the year ended April 30, 2019:

Fund	Capital Loss Carryforwards Utilized

Short-Term Bond Fund	$25,954

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Broad Market Bond Fund	0.45%

Intermediate-Term Bond Fund	0.45%

Short-Term Bond Fund	0.40%

Municipal Bond Fund	0.45%

New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Contractual Expense Limitations
Fund	Class A	Class I

Broad Market Bond Fund	0.84%	0.49%

Intermediate-Term Bond Fund	0.84%	0.49%

Short-Term Bond Fund	0.73%	0.48%

Municipal Bond Fund	0.74%	0.49%

New York Municipal Bond Fund	0.83%	0.58%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2019, neither WFMC nor BNYM waived any administrative fees.

ANNUAL REPORT / April 30, 2019

67	NOTES TO FINANCIAL STATEMENTS (continued)

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees from Class A

Broad Market Bond Fund	$6,548

Intermediate-Term Bond Fund	2,287

Short-Term Bond Fund	10,330

Municipal Bond Fund	60,366

New York Municipal Bond Fund	26,747

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2019, M&T received the amounts listed below from sales charges on the sale of Class A shares.

Fund	Sales Charges from Class A

Broad Market Bond Fund	$579

Short-Term Bond Fund	136

Municipal Bond Fund	6,207

New York Municipal Bond Fund	459

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A and Class I shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee

Broad Market Bond Fund	$2,335

Intermediate-Term Bond Fund	761

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2019 were as follows:

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

	Investments
Fund	Purchases	Sales

Broad Market Bond Fund	$180,455,313	$148,397,161

Intermediate-Term Bond Fund	11,501,140	18,513,626

Short-Term Bond Fund	7,297,496	21,339,869

Municipal Bond Fund	235,855,385	235,776,775

New York Municipal Bond Fund	28,998,169	40,902,723

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2019 were as follows:

	U.S. Government Securities
Fund	Purchases	Sales

Broad Market Bond Fund	$11,406,153	$30,527,829

Intermediate-Term Bond Fund	7,896,977	5,317,569

Short-Term Bond Fund	24,889,588	17,994,244

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2019, 7.7% of New York Municipal Bond Fund’s total market value of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies.

7.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the LOC expired on April 5, 2019.

On April 4, 2019, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The termination date of the current LOC is April 2, 2020.

The Trust did not utilize the LOC for the year ended April 30, 2019.

8.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. This is referred to in the financial statements as SEC’s Disclosure Update and Simplification. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has

ANNUAL REPORT / April 30, 2019

69	NOTES TO FINANCIAL STATEMENTS (continued)

evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2019 / ANNUAL REPORT

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS WILMINGTON BROAD MARKET BOND FUND, WILMINGTON INTERMEDIATE-TERM BOND FUND, WILMINGTON SHORT-TERM BOND FUND, WILMINGTON MUNICIPAL BOND FUND AND WILMINGTON NEW YORK MUNICIPAL BOND FUND AND BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (collectively referred to as the “Funds”) (five of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the Wilmington Funds) at April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds since 1986

Philadelphia, Pennsylvania

June 27, 2019

ANNUAL REPORT / April 30, 2019

71	BOARD OF TRUSTEES AND TRUST OFFICERS

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964	Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.
TRUSTEE	Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA)
Began serving: November 2018
(2014-2017); Administrative Vice President, WTIA (2012-2014).
PRESIDENT
Began serving: June 2018

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/2017); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Director, FS Investment Corporation (business development company) (2007 to 2019).

April 30, 2019 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	72

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2019 (unaudited)

73	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions
Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).
Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

April 30, 2019 (unaudited) / ANNUAL REPORT

74

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors” 2.) Click on the link “Sign up for Electronic Delivery”

3.)	Login to your account or create new user ID

4.)	Select E-Delivery Consent from the available options, and

5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

ANNUAL REPORT / April 30, 2019

75

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

April 30, 2019 / ANNUAL REPORT

76

•Information or data entered into a website will be retained.

•Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement

ANNUAL REPORT / April 30, 2019

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WILMINGTON FUNDS Investment Advisor Distributor Wilmington Funds Management Corp. ALPS Distributors, Inc. 1100 North Market Street 1290 Broadway, Suite 1100 9th Floor Denver, CO 80203 Wilmington, DE 19890 Fund Accountant, Co-Administrator, Transfer Agent Sub-Advisor and Dividend Disbursing Agent Wilmington Trust Investment Advisors, Inc. BNY Mellon Investment Servicing (U.S.) Inc. 1100 North Market Street 301 Bellevue Parkway 9th Floor Wilmington, DE 19809 Wilmington, DE 19890 Independent Registered Public Accounting Firm Co-Administrator Ernst & Young LLP Wilmington Funds Management Corp. One Commerce Square, 1100 North Market Street 2005 Market Street, Suite 700 9th Floor Philadelphia, PA 19103 Wilmington, DE 19890 Custodian The Bank of New York Mellon 225 Liberty Street New York, NY 10286 WT-AR-FI-0419 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

WILMINGTON FUNDS
April 30, 2019
PRESIDENT’S MESSAGE AND
Annual Report
WILMINGTON FUNDS
Money Market Funds
Wilmington U.S. Government Money Market Fund
Wilmington U.S. Treasury Money Market Fund
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Wilmington Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-836-2211.
You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive reports in paper will apply to all funds held directly with the Wilmington Funds and may apply to all funds held with your financial intermediary.

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2018, through April 30, 2019. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year period.

The economy

The past year saw the U.S. economy continued to display solid growth, on pace for the longest economic expansion on record. A combination of tax cuts and fiscal spending buoyed the U.S. economy through 2018, with the U.S. posting Gross Domestic Product (“GDP”) growth of 2.9% (seasonally adjusted) in 2018. Beginning in December, we began to experience some hiccups in the economic data due to a confluence of factors: a sharp equity market selloff, a prolonged government shutdown, and weather-related seasonality issues. However, after accounting for these circumstances, it appears the U.S. economy remained on solid footing through the beginning of 2019, with first-quarter GDP growth clocking in at 3.2%. The U.S. labor market grew by an average 219,000 jobs per month over the fiscal year, defying expectations for a slowing of the labor market at this point in the cycle. Inflation, as measured by the Core Consumer Price Index1 on a year-over-year basis, has decelerated since July, as a combination of slowing growth, easing commodity price pressures, and transitory factors weighed on prices. After raising the federal funds rate three times between June and December, the Federal Reserve (the “Fed”) has shifted to a more patient stance alongside disinflation and global risks, including trade.

Outside of the U.S., the economic picture was weaker, and this contributed to a strengthening of the U.S. dollar. After efforts by Chinese policymakers to reign in leverage and excessive credit growth in 2018, the Chinese economy spent most of the year in slowing mode. This weighed on emerging and developed economies more exposed to trade and exports. In Europe and Japan, in particular, a number of region-specific issues (including weather, auto regulations, and protests) also detracted from growth. Chinese policymakers have taken several measured steps to stabilize the economy, and as of April 2019, it appeared some of these measures were beginning to make their way into the economy. European economic data was also showing tepid signs of improvement.

Bond markets

The past year resulted in solid returns from the bond market. To the surprise of many market forecasters, interest rates fell over the course of the year, with the 10-year Treasury yield declining from 3% to as low as 2.36% mid-March and finishing the fiscal year around 2.5%. Long interest rates were dragged lower by a combination of muted inflation and disappointing growth abroad, as the German 10-year bund (i.e., bond) moved back into negative territory in March. This contributed to a dramatic flattening of the U.S. yield curve, with the 10-year minus 3-month portion of the Treasury yield curve inverting in March 2019, sparking a fresh round of concerns about a U.S. recession.

Despite some modest widening of credit spreads, high-yield bonds delivered solid returns in excess of Treasuries and corporate bonds. Default rates remained low, and risk appetite over the course of the year supported returns for the asset class.

For the 12-month period May 1, 2018 to April 30, 2019, certain Bloomberg indices performed as follows:2

Bloomberg	Bloomberg	Bloomberg	Bloomberg	Bloomberg
Barclays U.S.	Barclays U.S.	Barclays U.S.	Barclays	Barclays U.S.
Treasury Bond	Aggregate Bond	Credit Bond	Municipal Bond	Corporate High Yield
Index[3]	Index[4]	Index[5]	Index[6]	Bond Index[7]
4.77%	5.29%	6.38%	6.16%	6.74%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

ii

Equity markets

The past year has reflected a tale of two equity markets, with U.S. equities enjoying robust returns, while international developed and emerging markets equities faltered alongside slower growth. U.S. equities climbed to new highs through most of 2018 before hitting the brakes in the fourth quarter as a trifecta of concerns—slowing growth, the Fed rate hikes, and tariffs—led to the sharpest pullback for the S&P 500 since 2011. After declining nearly -20%, the S&P 500 bounced sharply on trade optimism and the Fed pledging to remain on hold. The S&P 500 once again reached new highs on April 30, 2019. U.S. small cap exhibited a sharper fourth-quarter pullback and had not yet recovered to new highs.

International equities suffered from the aforementioned growth dynamics, as well as a stronger U.S. dollar (which weakens returns for overseas equities after converting back into U.S. dollar terms). While international developed and emerging markets equities rebounded in 2019 (slightly trailing U.S. equities), it was not enough to overcome disappointing 2018 performance.

For the 12-month period May 1, 2018 to April 30, 2019, certain stock market indices performed as follows:

S&P 500® Index[8]	Russell 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
13.49%	4.61%	-3.22%	-5.04%

Past performance is no guarantee of future results.

Source: Lipper. You cannot invest directly in an index.

As investors know all too well, uncertainty in financial markets is certain. Other ongoing certainties include our fiduciary, clients-first mindset as we strive to manage risk and protect your portfolio’s assets. Another constant is our disciplined yet flexible economics-led investment process that is delivered through innovative multi-asset class solutions and is designed to help you achieve your long-term objectives.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 24, 2019

April 30, 2019 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity Securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.   The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

2.   Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.   Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.   Bloomberg Barclays U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.   Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.   Bloomberg Barclays Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.   Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.   The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of its latest reconstitution, the index had a total market capitalization range of approximately $128 million to $1.3 billion.

10.   MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.   MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2019 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

The Federal Reserve (the “Fed”) continued to hike short term interest rates by raising the Fed Funds target three times over the past fiscal year to its highest level since 2008. The target now stands in a range of 2.25% to 2.5%, which is ¾ of a percent higher than this time last year. The Fed last tightened in December 2018 and has “pivoted” from expecting to raise rates twice in 2019 to now expecting to remain “patient” in light of the muted inflation pressures. The economy has expanded now for the past 9 years. Gross Domestic Product (“GDP”) grew at 3.2% for the year ended March 31, 2019, the fastest pace of growth since 2015. The catalyst for the Fed’s move to take a wait and see approach has been the crosscurrents of slower global growth, the tighter financial conditions precipitated by the risk off environment of the 4th quarter of 2018 and inflation expectations declining over the past year. Although wages are now growing at a 3.2% annual rate, their highest level since 2009, overall inflation remains under control as the Consumer Price Index (“CPI”) has increased by 2% over the past year. The unemployment rate declined to its lowest level since 1969, to a rate of 3.6% this past month.

Interest rates moved higher during the 1st half of the fiscal year peaking in early November in response to expectations for the Fed to continue to raising interest rates. However as economic growth slowed in the 4th quarter of 2018 and the equity market declined, interest rates moved lower. The 2 year Treasury yield peaked at a yield of 2.97% in early November before declining to 2.26% at April 30, 2019 as investors began to expect the next Fed move to be an easing of monetary policy. Fed funds futures on April 30 were assigning a 50% probability of the Fed cutting interest rates at their September 2019 meeting. The 10 year Treasury yield peaked at 3.24% in November before falling to 2.5% on April 30, 2019 on lower inflation. The yield curve has also flattened over the past year and actually inverted for a short period of time as the 3 month Treasury bill provided more yield than the 10 year Treasury note in late March.

Looking forward we expect the Fed to remain on hold until inflation either moves higher, which will lead to further Fed tightening or inflation moves lower, allowing the Fed to cut interest rates. Either way money market funds appear poised to provide solid, inflation-adjusted returns with relatively low risk.

The change in key interest rates over the last twelve months is presented below.

	4/30/18	10/31/18	4/30/19

Federal Fund Target	1.50% - 1.75%	2.00% - 2.25%	2.25% - 2.50%

3-Month LIBOR	2.363%	2.559%	2.576%

2-Year Treasury Note	2.49%	2.87%	2.27%

10-Year Treasury Note	2.95%	3.15%	2.51%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal April 30, 2019:

Wilmington U.S. Government Money Market Fund – Administrative Class	1.57%
Wilmington U.S. Government Money Market Fund – Institutional Class	1.92%
Wilmington U.S. Government Money Market Fund – Select Class	1.82%
Wilmington U.S. Government Money Market Fund – Service Class	1.42%
iMoneyNet, Inc. Government & Agency Institutional Average	1.85%
Lipper U.S. Government Money Market Funds Average	1.79%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	1.58%
Wilmington U.S. Treasury Money Market Fund – Select Class	1.83%
Wilmington U.S. Treasury Money Market Fund – Service Class	1.43%
iMoneyNet, Inc. Treasury and Repo Institutional Average	1.84%
Lipper U.S. Treasury Money Market Funds Average	1.59%

Source: iMoneyNet, Inc. and Lipper

April 30, 2019 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2019, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

Gross Domestic Product (“GDP”) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Consumer Price Index (“CPI”) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

London Interbank Offered Rate (“LIBOR”) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world.

ANNUAL REPORT / April 30, 2019 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2019.

	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period[1]	Annualized Net Expense Ratio[2]
WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,008.80	$3.09	0.62%

Institutional Class	$1,000.00	$1,010.60	$1.35	0.27%

Select Class	$1,000.00	$1,010.10	$1.84	0.37%

Service Class	$1,000.00	$1,008.10	$3.83	0.77%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.72	$3.11	0.62%

Institutional Class	$1,000.00	$1,023.46	$1.35	0.27%

Select Class	$1,000.00	$1,022.96	$1.86	0.37%

Service Class	$1,000.00	$1,020.98	$3.86	0.77%

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Actual

Administrative Class	$1,000.00	$1,008.90	$2.99	0.60%

Select Class	$1,000.00	$1,010.20	$1.74	0.35%

Service Class	$1,000.00	$1,008.20	$3.73	0.75%

Hypothetical (assuming a 5% return before expenses)

Administrative Class	$1,000.00	$1,021.82	$3.01	0.60%

Select Class	$1,000.00	$1,023.06	$1.76	0.35%

Service Class	$1,000.00	$1,021.08	$3.76	0.75%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which it invests.

April 30, 2019 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Government Agency Obligations	46.7%
Repurchase Agreements	35.1%
U.S. Treasury Obligations	17.8%
Money Market Funds	0.6%
Other Assets and Liabilities – Net[1]	(0.2)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 46.7%

FEDERAL FARM CREDIT BANK (FFCB) – 8.2%

2.47%, 5/20/19‡	$119,000,000	$118,847,509

2.53%, 5/24/19‡	50,000,000	49,921,097

(1 Month USD LIBOR - 0.09%), 2.40%, 5/30/19Δ	25,000,000	24,999,328

2.51%, 6/12/19‡	47,000,000	46,865,658

2.49%, 7/11/19‡	15,000,000	14,928,113

2.62%, 8/22/19‡	45,000,000	44,641,225

2.48%, 9/03/19‡	50,000,000	49,579,861

2.45%, 9/16/19‡	17,000,000	16,844,252

(1 Month USD LIBOR - 0.10%), 2.38%, 9/25/19Δ	50,000,000	49,999,394

(1 Month USD LIBOR - 0.07%), 2.42%, 10/02/19Δ	36,000,000	36,000,001

2.56%, 10/16/19‡	25,000,000	24,710,667

(1 Month USD LIBOR + 0.05%), 2.54%, 2/21/20Δ	20,000,000	20,014,536

(1 Month USD LIBOR - 0.04%), 2.45%, 3/11/20Δ	35,000,000	34,998,830

(3 Month USD LIBOR - 0.13%), 2.56%, 11/16/20Δ	50,000,000	49,994,203

(SOFRRATE + 0.11%), 2.87%, 1/15/21Δ	20,000,000	20,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$602,344,674

FEDERAL HOME LOAN BANK (FHLB) – 27.1%

2.44%, 5/03/19‡	33,600,000	33,595,520

2.53%, 5/07/19‡	50,000,000	49,979,417

2.46%, 5/14/19‡	50,000,000	49,956,396

Description	Par Value	Value

2.56%, 5/22/19‡	$50,000,000	$49,927,375

2.49%, 5/24/19‡	110,897,000	110,724,261

(1 Month USD LIBOR - 0.07%), 2.41%, 5/28/19Δ	50,000,000	50,000,000

2.43%, 6/05/19‡	100,000,000	99,768,319

2.48%, 6/14/19‡	50,000,000	49,851,500

2.50%, 6/19/19‡	184,400,000	183,785,333

2.46%, 6/21/19‡	125,000,000	124,573,052

2.46%, 7/01/19‡	50,000,000	49,795,819

2.44%, 7/16/19‡	75,000,000	74,621,584

2.44%, 7/17/19‡	75,000,000	74,616,604

2.46%, 7/19/19‡	125,000,000	124,338,924

2.45%, 7/22/19‡	50,000,000	49,726,097

2.45%, 7/24/19‡	125,000,000	124,300,583

(3 Month USD LIBOR - 0.26%), 2.32%, 7/25/19Δ	100,000,000	100,000,000

2.44%, 7/25/19‡	25,000,000	24,858,924

2.45%, 8/01/19‡	150,000,000	149,081,278

2.47%, 8/05/19‡	50,000,000	49,678,000

2.46%, 9/10/19‡	100,000,000	99,120,000

2.49%, 9/25/19‡	100,000,000	99,007,750

2.51%, 10/02/19‡	50,000,000	49,478,111

(1 Month USD LIBOR - 0.05%), 2.44%, 11/21/19Δ	50,000,000	50,000,000

(SOFRRATE + 0.03%), 2.51%, 12/06/19Δ	60,000,000	60,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$1,980,784,847

ANNUAL REPORT / April 30, 2019

5 PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 8.8%

2.43%, 5/07/19‡	$150,000,000	$149,940,375

2.47%, 5/20/19‡	316,545,000	316,140,560

(SOFRRATE – 0.01%), 2.47%, 5/22/19Δ	50,000,000	50,000,000

2.45%, 6/12/19‡	30,000,000	29,915,825

(1 Month USD LIBOR – 0.10%), 2.38%, 6/28/19Δ	50,000,000	50,000,000

2.47%, 9/03/19‡	50,000,000	49,581,597

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$645,578,357

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.6%

2.43%, 5/01/19‡	37,500,000	37,500,000

2.47%, 6/19/19‡	30,000,000	29,901,183

2.46%, 6/26/19‡	50,000,000	49,812,556

2.45%, 7/17/19‡	38,300,000	38,103,393

(3 Month USD LIBOR – 0.15%), 2.46%, 3/13/20Δ	37,400,000	37,390,979

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$192,708,111

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,421,415,989)		$3,421,415,989

U.S. TREASURY OBLIGATIONS – 17.8%

U.S. TREASURY BILLS – 13.9%

2.45%, 5/14/19‡	200,000,000	199,826,251

2.46%, 6/06/19‡	75,000,000	74,819,250

2.42%, 6/11/19‡	175,000,000	174,525,454

2.54%, 7/11/19‡	85,000,000	84,585,932

2.45%, 7/18/19‡	285,000,000	283,519,950

2.52%, 9/19/19‡	75,000,000	74,280,313

2.45%, 10/17/19‡	125,000,000	123,597,535

TOTAL U.S. TREASURY BILLS		$1,015,154,685

U.S. TREASURY NOTES – 3.9%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.45%, 10/31/19Δ	50,000,000	50,015,723

(U.S. Treasury 3 Month Bill Money Market Yield + 0.00%), 2.40%, 1/31/20Δ	25,000,000	24,999,231

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 4/30/20Δ	50,000,000	50,003,335

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.44%, 10/31/20Δ	60,570,000	60,570,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 2.54%, 4/30/21Δ	100,000,000	100,000,000

TOTAL U.S. TREASURY NOTES		$285,588,289

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,300,742,974)		$1,300,742,974

Description	Number of Shares	Value

MONEY MARKET FUND – 0.6%

Blackrock Liquidity Funds T-Fund Institutional Shares, 2.33%^	45,359,357	$45,359,357

TOTAL MONEY MARKET FUND (COST $45,359,357)		$45,359,357

	Par Value

REPURCHASE AGREEMENTS – 35.1%

Credit Suisse First Boston LLC, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $792,059,400, collateralized by U.S. Treasury Securities, 2.13% to 2.88%, maturing 11/15/21 to 10/31/23; total market value of $807,900,613.	$792,000,000	$792,000,000

Deutsche Bank Securities, Inc., 2.72%, dated 4/30/19, due 5/01/19, repurchase price $363,027,427, collateralized by U.S. Treasury Securities, 2.00% to 3.63%, maturing 2/15/20 to 12/31/2022; total market value of $370,260,081.	363,000,000	363,000,000

Mizuho Securities USA, 2.72%, dated 4/30/19, due 5/01/19, repurchase price $450,034,000, collateralized by U.S. Government Agency, 2.81% to 5.00%, maturing 12/01/25 to 4/01/49; total market value of $459,000,001.	450,000,000	450,000,000

RBC Capital Markets LLC, 2.71%, dated 4/30/19, due 5/01/19, repurchase price $200,015,056, collateralized by U.S. Treasury Securities, 0.38% to 3.38%, maturing 11/15/19 to 7/15/27; total market value of $204,000,085.	200,000,000	200,000,000

RBC Capital Markets LLC, 2.73%, dated 4/30/19, due 5/01/19, repurchase price $325,024,646, collateralized by U.S. Government Agency, 3.06% to 4.60%, maturing 7/01/27 to 4/01/49; total market value of $331,500,001.	325,000,000	325,000,000

TD Securities, Inc., 2.76%, dated 4/30/19, due 5/01/19, repurchase price $440,033,733, collateralized by U.S. Government Agency, 3.50% to 5.00%, maturing 5/01/42 to 4/01/49; total market value of $453,200,000.	440,000,000	440,000,000

TOTAL REPURCHASE AGREEMENTS (COST $2,570,000,000)		$2,570,000,000

TOTAL INVESTMENTS – 100.2% (COST $7,337,518,320)		$7,337,518,320

OTHER LIABILITIES LESS ASSETS – (0.2)%		(11,792,609)

TOTAL NET ASSETS – 100.0%		$7,325,725,711

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 6

Wilmington U.S. Government Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$3,421,415,989	$—	$3,421,415,989

U.S. Treasury Obligations	—	1,300,742,974	—	1,300,742,974

Money Market Fund	45,359,357	—	—	45,359,357

Repurchase Agreements	—	2,570,000,000	—	2,570,000,000

Total	$45,359,357	$7,292,158,963	$—	$7,337,518,320

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

The following acronyms are used throughout this Fund:

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Corporation
SOFRRATE	Secured Overnight Financing Rate
USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2019, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
U.S. Treasury Obligations	69.5%
Repurchase Agreements	29.6%
Money Market Funds	1.1%
Other Assets and Liabilities – Net[1]	(0.2)%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2019

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 69.5%

U.S. TREASURY BILLS – 59.0%

2.45%, 5/02/19‡	$125,000,000	$124,991,667

2.43%, 5/09/19‡	50,000,000	49,973,518

2.44%, 5/14/19‡	100,000,000	99,913,333

2.45%, 5/16/19‡	2,000,000	1,998,000

2.42%, 6/04/19‡	97,080,000	96,861,786

2.53%, 6/06/19‡	75,000,000	74,815,000

2.42%, 6/11/19‡	25,000,000	24,932,208

2.47%, 6/20/19‡	25,000,000	24,915,937

2.43%, 7/05/19‡	50,000,000	49,785,139

2.45%, 7/11/19‡	95,695,000	95,242,152

2.44%, 7/18/19‡	135,970,000	135,265,809

2.52%, 7/25/19‡	25,000,000	24,855,382

2.52%, 9/19/19‡	25,000,000	24,760,104

2.46%, 10/10/19‡	25,000,000	24,730,562

2.45%, 10/17/19‡	25,000,000	24,719,507

TOTAL U.S. TREASURY BILLS		$877,760,104

U.S. TREASURY NOTES – 10.5%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.45%, 10/31/19Δ	50,000,000	50,015,723

(U.S. Treasury 3 Month Bill Money Market Yield + 0.00%), 2.40%, 1/31/20Δ	25,000,000	24,997,999

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 2.45%, 4/30/20Δ	50,000,000	50,003,335

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 2.44%, 10/31/20Δ	$6,000,000	$6,000,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.14%), 2.54%, 4/30/21Δ	25,000,000	25,000,000

TOTAL U.S. TREASURY NOTES		$156,017,057

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,033,777,161)		$1,033,777,161

	Number of Shares

MONEY MARKET FUND – 1.1%

Blackrock Liquidity Funds T–Fund Institutional Shares, 2.32%^	16,206,248	$16,206,248

TOTAL MONEY MARKET FUND (COST $16,206,248)		$16,206,248

	Par Value

REPURCHASE AGREEMENTS – 29.6%

Credit Suisse First Boston LLC, 2.70%, dated 4/30/19, due 5/01/19, repurchase price $118,008,850, collateralized by U.S. Treasury Securities, 1.38% to 2.75%, maturing 7/31/19 to 8/15/47; total market value of $120,369,112.	$118,000,000	$118,000,000

April 30, 2019 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 8

Wilmington U.S. Treasury Money Market Fund (concluded)

Description	Par Value	Value

Deutsche Bank Securities, Inc., 2.72%, dated 4/30/19, due 5/01/19, repurchase price $72,005,440, collateralized by U.S. Treasury Securities, 0.00% to 3.75%, maturing 5/16/19 to 8/15/41; total market value of $73,440,083.	$72,000,000	$72,000,000

RBC Capital Markets LLC, 2.71%, dated 4/30/19, due 5/01/19, repurchase price $250,018,819, collateralized by U.S. Treasury Securities, 0.13% to 2.88%, maturing 04/15/20 to 11/30/25; total market value of $255,000,042.	250,000,000	250,000,000

TOTAL REPURCHASE AGREEMENTS (COST $440,000,000)		$440,000,000

Description	Value
TOTAL INVESTMENTS – 100.2% (COST $1,489,983,409)	$1,489,983,409

OTHER LIABILITIES LESS ASSETS – (0.2%)	(2,936,213)

TOTAL NET ASSETS – 100.0%	$1,487,047,196

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Treasury Obligations	$—	$1,033,777,161	$—	$1,033,777,161

Money Market Fund	16,206,248	—	—	16,206,248

Repurchase Agreements	—	440,000,000	—	440,000,000

Total	$16,206,248	$1,473,777,161	$—	$1,489,983,409

^	7-Day net yield.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown in the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

‡	The rate shown reflects the effective yield at purchase date.

The following acronym is used throughout this Fund:

LLC	Limited Liability Corporation

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

9 STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2019	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$7,337,518,320	$1,489,983,409

Investments in repurchase agreements, at value	$2,570,000,000	$440,000,000
Investments in securities, at value	4,767,518,320	1,049,983,409

TOTAL INVESTMENTS	7,337,518,320	1,489,983,409

Cash	52,022	—
Income receivable	1,395,568	72,439
Receivable for shares sold	2,039,139	189,419
Prepaid assets	78,921	40,872

TOTAL ASSETS	7,341,083,970	1,490,286,139

LIABILITIES:
Payable for investments purchased	153,864	—
Income distribution payable	11,701,687	2,586,542
Payable for shares redeemed	—	6,473
Payable for Trustees’ fees	5,559	5,559
Payable for administrative personnel and services fees	186,543	39,893
Payable for distribution services fees	514,666	65,467
Payable for shareholder services fees	705,832	125,956
Payable for investment advisory fees	1,187,740	205,991
Other accrued expenses	902,368	203,062

TOTAL LIABILITIES	15,358,259	3,238,943

NET ASSETS	$7,325,725,711	$1,487,047,196

NET ASSETS CONSIST OF:
Paid-in capital	$7,325,721,046	$1,487,047,770
Distributable earnings (loss)	4,665	(574)

TOTAL NET ASSETS	$7,325,725,711	$1,487,047,196

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,297,285,338	$283,323,489

Shares outstanding (unlimited shares authorized)	1,297,531,157	283,362,410

Net Asset Value per share	$1.000	$1.000

Institutional Class
Net Assets	$427,114,197	$—

Shares outstanding (unlimited shares authorized)	427,180,018	—

Net Asset Value per share	$1.000	$—

Select Class
Net Assets	$4,410,115,754	$1,203,638,665

Shares outstanding (unlimited shares authorized)	4,410,573,741	1,203,655,202

Net Asset Value per share	$1.000	$1.000

Service Class
Net Assets	$1,191,210,422	$85,042

Shares outstanding (unlimited shares authorized)	1,191,168,525	85,040

Net Asset Value per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF OPERATIONS 10

Year Ended April 30, 2019	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$894,855	$375,566
Interest	143,443,377	27,887,224

TOTAL INVESTMENT INCOME	144,338,232	28,262,790

EXPENSES:
Investment advisory fees	16,473,055	3,235,282
Administrative personnel and services fees	2,159,181	423,475
Portfolio accounting and administration fees	1,167,625	237,398
Transfer and dividend disbursing agent fees and expenses	64,565	16,783
Custodian fees	165,001	46,319
Trustees’ fees	64,336	64,336
Professional fees	71,399	76,730
Distribution services fee—Administrative Class	3,587,442	805,336
Distribution services fee—Service Class	3,049,606	153
Shareholder services fee— Administrative Class	3,587,442	805,336
Shareholder services fee— Select Class	8,480,519	2,429,793
Shareholder services fee— Service Class	3,049,606	153
Share registration costs	76,781	44,407
Printing and postage	179,183	15,005
Miscellaneous	497,850	117,912

TOTAL EXPENSES	42,673,591	8,318,418

Waiver/reimbursement by investment advisor	(3,128,037)	(1,042,359)
Waiver of shareholder services fee—Administrative Class	(2,152,326)	(483,183)
Waiver of shareholder services fee—Select Class	(5,089,918)	(1,460,273)
Waiver of shareholder services fee—Service Class	(7,734)	—

TOTAL WAIVERS AND REIMBURSEMENTS	(10,378,015)	(2,985,815)

Net expenses	32,295,576	5,332,603

Net investment income	112,042,656	22,930,187

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	6,231	6,288

Net realized gain (loss) on investments	6,231	6,288

Change in net assets resulting from operations	$112,048,887	$22,936,475

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

11 STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
OPERATIONS:
Net investment income	$112,042,656	$48,718,968	$22,930,187	$6,979,872
Net realized gain (loss) on investments	6,231	46,188	6,288	432

Change in net assets resulting from operations	112,048,887	48,765,156	22,936,475	6,980,304

DISTRIBUTIONS TO SHAREHOLDERS:(a)
Administrative Class	(22,569,370)	(7,531,047)	(4,975,018)	(2,756,740)
Institutional Class	(10,428,860)	(5,400,177)	—	—
Select Class	(61,807,693)	(30,337,703)	(17,954,316)	(4,223,288)
Service Class	(17,236,747)	(5,438,777)	(854)	(141)

Total distributions to shareholders	(112,042,670)	(48,707,704)	(22,930,188)	(6,980,169)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	5,088,350,602	5,018,186,327	1,131,372,451	1,146,973,936
Institutional Class	1,585,136,902	2,592,337,356	—	—
Select Class	9,292,845,289	6,638,056,625	3,897,796,606	2,492,174,259
Service Class	3,125,890,676	2,715,449,789	151,887	12,000
Distributions reinvested
Administrative Class	1,085	149	24,993	8,188
Institutional Class	399,301	154,193	—	—
Select Class	5,136,312	1,874,684	1,891,396	703,485
Service Class	4,965,924	1,488,778	842	141
Cost of shares redeemed
Administrative Class	(4,987,743,339)	(5,337,668,906)	(1,188,864,124)	(1,285,477,864)
Institutional Class	(1,862,857,258)	(2,247,584,997)	—	—
Select Class	(8,161,827,482)	(7,037,694,255)	(3,486,260,690)	(2,014,486,130)
Service Class	(3,189,828,167)	(2,830,878,413)	(111,035)	—

Change in net assets resulting from share transactions	900,469,845	(486,278,670)	356,002,326	339,908,015

Change in net assets	900,476,062	(486,221,218)	356,008,613	339,908,150
NET ASSETS:
Beginning of year	6,425,249,649	6,911,470,867	1,131,038,583	791,130,433

End of year	$7,325,725,711	$6,425,249,649 (b)	$1,487,047,196	$1,131,038,583 (b)

(a)	During the year ended April 30, 2019, the Funds adopted the SEC’s Disclosure Update and Simplification. Please see Note 6 in the Notes to Financial Statements for more information.

For the year ended April 30, 2018, the Funds had the following distributions:

	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2018	Year Ended April 30, 2018
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Administrative Class	$(7,531,047)	$(2,756,740)
Institutional Class	(5,400,177)	—
Select Class	(30,337,703)	(4,223,288)
Service Class	(5,438,777)	(141)

Total distributions to shareholders	$(48,707,704)	$(6,980,169)

(b)	Includes undistributed (distributions in excess of) net investment income at end of year of $(22) and $(11), respectively.

April 30, 2019 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded) 12

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	5,088,350,602	5,018,186,327	1,131,372,451	1,146,973,936
Institutional Class	1,585,136,902	2,592,337,356	—	—
Select Class	9,292,845,289	6,638,056,625	3,897,796,606	2,492,174,259
Service Class	3,125,890,676	2,715,449,789	151,887	12,000
Distributions reinvested
Administrative Class	1,085	149	24,993	8,188
Institutional Class	399,301	154,193	—	—
Select Class	5,136,312	1,874,684	1,891,396	703,485
Service Class	4,965,924	1,488,778	842	141
Shares redeemed
Administrative Class	(4,987,743,339)	(5,337,668,906)	(1,188,864,124)	(1,285,477,864)
Institutional Class	(1,862,857,258)	(2,247,584,997)	—	—
Select Class	(8,161,827,482)	(7,037,694,255)	(3,486,260,690)	(2,014,486,130)
Service Class	(3,189,828,167)	(2,830,878,413)	(111,035)	—

Net change in shares outstanding	900,469,845	(486,278,670)	356,002,326	339,908,015

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

13 FINANCIAL HIGHLIGHTS

    For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
ADMINISTRATIVE CLASS	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016		April 30, 2015

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.016	0.006	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.016	0.006	0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.57%	0.56%	0.04%		0.02%		0.01%
Net Assets, End of Year (000’s)	$1,297,285	$1,196,676	$1,516,147		$1,619,679		$1,556,286
Ratios to Average Net Assets
Gross Expense	0.82%	0.82%	0.89%		0.97%		0.97%
Net Expenses(b)	0.62%	0.62%	0.42%		0.18%		0.07%
Net Investment Income	1.57%	0.54%	0.04%		0.02%		0.01%

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
INSTITUTIONAL CLASS	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016		April 30, 2015

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.019	0.009	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.019	0.009	0.001		0.000		0.000
Less Distributions From:
Net Investment Income	(0.019)	(0.009)	(0.001)		(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.92%	0.91%	0.17%		0.02%		0.01%
Net Assets, End of Year (000’s)	$427,114	$704,435	$359,524		$12,840		$26,079
Ratios to Average Net Assets
Gross Expense	0.32%	0.32%	0.34%		0.47%		0.47%
Net Expenses(b)	0.27%	0.27%	0.27%		0.13%		0.07%
Net Investment Income	1.92%	0.97%	0.21%		0.01%		0.01%

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
SELECT CLASS	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016		April 30, 2015

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.018	0.008	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.018	0.008	0.001		0.000		0.000
Less Distributions From:
Net Investment Income	(0.018)	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.82%	0.81%	0.13%		0.02%		0.01%
Net Assets, End of Year (000’s)	$4,410,116	$3,273,958	$3,671,694		$976,287		$1,005,503
Ratios to Average Net Assets
Gross Expense	0.57%	0.57%	0.61%		0.72%		0.72%
Net Expenses(b)	0.37%	0.37%	0.33%		0.18%		0.07%
Net Investment Income	1.82%	0.80%	0.15%		0.02%		0.01%

April 30, 2019 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS 14

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
SERVICE CLASS	April 30, 2019	April 30, 2018	April 30, 2017		April 30, 2016		April 30, 2015
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.014	0.004	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	(0.000	)(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.014	0.004	0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.42%	0.41%	0.01%		0.01%		0.01%
Net Assets, End of Year (000’s)	$1,191,211	$1,250,181	$1,364,106		$794,950		$1,352,274
Ratios to Average Net Assets
Gross Expense	0.82%	0.82%	0.88%		0.97%		0.97%
Net Expenses(b)	0.77%	0.77%	0.46%		0.18%		0.07%
Net Investment Income	1.41%	0.41%	0.01%		0.01%		0.01%

(a)	Represents less than $0.001.
(b)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2019

15 FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

ADMINISTRATIVE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.016	0.006	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.016	0.006	0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.016)	(0.006)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.58%	0.57%	0.03%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$283,323	$340,788	$479,284		$646,349		$631,472
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.91%		0.99%		0.98%
Net Expenses(c)	0.60%	0.60%	0.39%		0.15%		0.06%
Net Investment Income	1.54%	0.53%	0.03%		0.01%		0.00	%(b)

SELECT CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.018	0.008	0.001		0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.018	0.008	0.001		0.000		0.000
Less Distributions From:
Net Investment Income	(0.018)	(0.008)	(0.001)		(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.83%	0.82%	0.12%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$1,203,639	$790,207	$311,815		$242,597		$264,955
Ratios to Average Net Assets
Gross Expense	0.58%	0.59%	0.66%		0.74%		0.74%
Net Expenses(c)	0.35%	0.35%	0.31%		0.15%		0.06%
Net Investment Income	1.85%	0.89%	0.13%		0.01%		0.00	%(b)

SERVICE CLASS	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000		$1.000		$1.000
Income (Loss) From Operations:
Net Investment Income	0.014	0.004	0.000	(a)	0.000	(a)	0.000	(a)
Net Realized Gain (Loss) on Investments	0.000 (a)	0.000 (a)	0.000	(a)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.014	0.004	0.000		0.000		0.000
Less Distributions From:
Net Investment Income	(0.014)	(0.004)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)
Net Asset Value, End of Year	$1.000	$1.000	$1.000		$1.000		$1.000

Total Return	1.43%	0.42%	0.01%		0.01%		0.00	%(b)
Net Assets, End of Year (000’s)	$85	$44	$31		$26		$18
Ratios to Average Net Assets
Gross Expense	0.83%	0.84%	0.90%		0.97%		0.99%
Net Expenses(c)	0.75%	0.74%	0.42%		0.17%		0.06%
Net Investment Income	1.40%	0.44%	0.01%		0.01%		0.00	%(b)

(a)	Represents less than $0.001.
(b)	Represents less than 0.01%.
(c)	The investment manager and other service providers voluntarily waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS 16

Wilmington Funds

April 30, 2019

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 portfolios, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of 4:00 p.m. (Eastern Time), on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least

ANNUAL REPORT / April 30, 2019

17 NOTES TO FINANCIAL STATEMENTS (continued)

the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
U.S. Government Money Market Fund
Credit Suisse First Boston LLC	$792,000,000	$792,000,000	$—	$—
Deutsche Bank Securities, Inc.	363,000,000	363,000,000	—	—
Mizuho Securities USA	450,000,000	450,000,000	—	—
RBC Capital Markets LLC	325,000,000	325,000,000	—	—
RBC Capital Markets LLC	200,000,000	200,000,000	—	—
TD Securities, Inc.	440,000,000	440,000,000	—	—

	$2,570,000,000	$2,570,000,000	$—	$—

U.S. Treasury Money Market Fund
Credit Suisse First Boston LLC	$118,000,000	$118,000,000	$—	$—
Deutsche Bank Securities, Inc.	72,000,000	72,000,000	—	—
RBC Capital Markets LLC	250,000,000	250,000,000	—	—

	$440,000,000	$440,000,000	$—	$—

(1)   The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)   Net amount represents the net amount receivable due from the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax or excise tax are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2019, the Funds did not incur any interest or penalties.

3.	FEDERAL TAX INFORMATION

As of April 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the years ended 2018, 2017 and 2016, as well as the current tax year, remain subject to examination by the Internal Revenue Service.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the tax treatment of expiring capital loss carryforwards.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 18

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2019		2018

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$112,042,670	$—	$48,707,704	$—
U.S. Treasury Money Market Fund	22,930,188	—	6,980,169	—

*    For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2019 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals
U.S. Government Money Market Fund	$11,706,352	$—	$(11,701,687)	$—	$ —	$—
U.S. Treasury Money Market Fund	2,586,530	—	(2,586,542)	—	(562)	—

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first day of the following fiscal year. At April 30, 2019 none of the Funds have any losses deferred to May 1, 2019.

At April 30, 2019 the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the (“Code”) and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
U.S. Treasury Money Market Fund	$562	$—	$562

The Funds utilized capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2019:

Fund	Capital Loss Carryforwards Utilized
U.S. Government Money Market Fund	$1,530
U.S. Treasury Money Market Fund	6,288

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation (“M&T”). For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

During the year ended April 30, 2019, WFMC has agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2019, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC, nor the Fund’s distributor, will recoup previously waived fees/expenses in subsequent years.

ANNUAL REPORT / April 30, 2019

19 NOTES TO FINANCIAL STATEMENTS (continued)

		Contractual Current Expense Limitations Institutional Class
Fund	Administrative Class		Select Class	Service Class

U.S. Government Money
Market Fund	0.62%	0.27%	0.37%	0.77%

U.S. Treasury Money
Market Fund	0.60%	N/A	0.35%	0.75%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administrative personnel and services fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion

	0.030%	on the next $2 billion

	0.025%	on the next $3 billion

	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion

	0.0150%	on the next $10 billion

	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC, nor BNYM, will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2019, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together “M&T”), affiliates of the Advisor, received a portion of the fees paid by the following Funds which are listed below:

Fund	Distribution Fees
U.S. Government Money Market Fund	$5,743,806
U.S. Treasury Money Market Fund	801,813

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2019, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$7,838,657
U.S. Treasury Money Market Fund	1,259,030

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

April 30, 2019 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 20

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM. The LOC was available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR. The LOC included a commitment fee of 0.15% per annum on the daily unused portion. The termination date of the LOC expired on April 5, 2019.

On April 4, 2019, the Trust entered into an amendment to the credit agreement for a $10,000,000 unsecured, committed revolving LOC. The LOC is to be used as described above and to be operated in substantially the same manner as the original agreement. The termination date of the current LOC is April 2, 2020.

The Trust did not utilize the LOC during the year ended April 30, 2019.

6.	RECENT REGULATORY UPDATES

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. The new rules also enhance disclosure regarding fund liquidity and redemption practices. The compliance dates of the modifications to Regulation S-X was August 1, 2017 and other amendments and rules are generally effective June 1, 2018 and December 1, 2018.

Effective November 5, 2018, the SEC adopted amendments to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, GAAP, or changes in the information environment. In addition, the SEC updated requirements for information incremental to GAAP and the FASB for potential incorporation into GAAP. This is referred to in the financial statements as SEC’s Disclosure Update and Simplification. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. These amendments are part of an initiative by the Division of Corporation Finance to review disclosure requirements applicable to issuers to consider ways to improve the requirements for the benefit of investors and issuers. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (the “ASU”) which modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of each Fund’s financial statements. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has elected to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures.

8.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no additional material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2019

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND AND WILMINGTON U.S. TREASURY MONEY MARKET FUND AND THE BOARD OF TRUSTEES OF WILMINGTON FUNDS

Opinion on the Financial Statement

We have audited the accompanying statements of assets and liabilities of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (collectively referred to as the “Funds”) (two of the funds constituting the Wilmington Funds (the “Trust”)), including the portfolios of investments, as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting the Wilmington Funds) at April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Wilmington Funds since 1986.

Philadelphia, Pennsylvania

June 27, 2019

April 30, 2019 / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	22

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (19 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17); Interim President, LaSalle University (1998 to 1999); President and Chief Executive Officer, Philadelphia Stock Exchange (1981 to 1997).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/2017); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer Emtec, Inc. (information technology services) (4/09 to present); President, GCVC Consulting (corporate governance consulting) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (19 portfolios) (registered investment companies) (2012 to present); Director, Emtec, Inc. (8/2005 to present); Trustee, FS Energy Partners (business development company) (2009 to present).

Previous Positions: Director, FS Investment Corporation (business development company) (2007 to 2019).

ANNUAL REPORT / April 30, 2018 (unaudited)

23 BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Director, AXA Equitable’s VIP Mutual Funds (2017 to present); Director, AXA Equitable (variable annuity) (2013 to present); Director, 1290 Mutual Funds (retail funds) (2013 to present); and Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011); Chairman, Director and President’s Council, Union College (private college) (2011 to 2015).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011); Senior Vice President and Treasurer at ITT Corporation (1996 to 2010); Assistant Treasurer at International Paper (1989 to 1996).

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupations: Chairman, Seidel & Associates (legal consulting) (1/14 to present); Chairman, Girard Private Investment Group (registered investment adviser) (1/14 to present).

Other Directorships Held: Director, Chartwell Investment Partners (9/15 to present); Director, Tristate Capital Holdings (9/07 to present).

Previous Positions: Chairman, Girard Capital (broker-dealer) (3/05 to 1/14); Chairman, Girard Partners, Ltd. (6/96 to 1/14).

OFFICERS

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Vice President, Wilmington Funds Management Corporation (2005 to present); Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

April 30, 2019 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	24

Name Address Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: July 2013

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Lisa R. Grosswirth Atlantic Terminal Office Tower, 2 Hanson Place, 12th Floor Brooklyn, NY 11217 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Executive Officer, Foreside Financial Group, LLC (2012 to present).

Previous Positions: President, Foreside Financial Group, LLC (2008 to 2012); Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC (2003 to 2006); Vice President, Bainbridge Capital Management (2002 to 2004).

ANNUAL REPORT / April 30, 2019 (unaudited)

25

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

For periods prior to the quarter ending July 31, 2019, the Funds have filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov.

Effective July 31, 2019, the Funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Electronic Delivery

Wilmington Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.wilmingtonfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to Wilmington Funds, P.O. Box 9828, Providence, RI 02940-8025.

April 30, 2019 / ANNUAL REPORT

26

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

• We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

• We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

• We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

• We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

• We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

• We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

ANNUAL REPORT / April 30, 2019

27

• Information or data entered into a website will be retained.

• Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

• We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2019 / ANNUAL REPORT

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WILMINGTON FUNDS
Investment Advisor
Wilmington Funds Management Corp.
1100 North Market Street
9th Floor
Wilmington, DE 19890
Sub-Advisor
Wilmington Trust Investment Advisors, Inc.
1100 North Market Street
9th Floor
Wilmington, DE 19890
Co-Administrator
Wilmington Funds Management Corp.
1100 North Market Street
9th Floor
Wilmington, DE 19890
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Fund Accountant, Co-Administrator, Transfer Agent
and Dividend Disbursing Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103
Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com
We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.
WT-AR-MM-0419

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Gregory P. Chandler, Nicholas A. Giordano, and Donald E. Foley.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2019 - $479,363

Fiscal year ended 2018 - $458,863

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2019 - $125,963

Fiscal year ended 2018 - $169,194

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $125,963 and $169,194 respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)	Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2019 – $125,963

Fiscal year ended 2018 – $169,194

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilmington Funds

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date July 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard J. Berthy
Richard J. Berthy
(Principal Executive Officer)

Date July 3, 2019

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Financial Officer)

Date July 3, 2019

*	Print the name and title of each signing officer under his or her signature.